UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05361

Variable Insurance Products Fund V
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

This report on Form N-CSR relates solely to the Registrant's Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investment Grade Bond Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, Strategic Income Portfolio and VIP Target Volatility Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Asset Manager Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager Portfolio - Initial Class	5.83%	8.93%	6.17%
VIP Asset Manager Portfolio - Service Class	5.69%	8.80%	6.05%
VIP Asset Manager Portfolio - Service Class 2	5.54%	8.64%	5.90%
VIP Asset Manager Portfolio - Investor Class A	5.73%	8.83%	6.07%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager Portfolio: For the year, the fund's share classes slightly trailed the 5.99% gain of the Fidelity Asset Manager 50% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Relative to the Composite benchmark, we added value through our allocation strategy across the portfolio's various asset classes, while security selection in the underlying actively managed components had a neutral impact overall. It was a challenging period for active equity management, and our U.S. stock picks slightly hampered the fund's relative performance. Our core equity allocation strategy - overweighting domestic stocks, underweighting foreign developed-markets stocks and holding a small position in emerging-markets (EM) stocks - aided performance versus the benchmark. U.S. equities posted a solid double-digit return during the period, while foreign developed-markets and EM stocks both registered negative performance in U.S.-dollar terms. In fixed income, our strategy of maintaining a large cash underweighting, a more moderate underweighting in investment-grade bonds, and small positions in high-yield bonds, bank loans, Treasury Inflation-Protected Securities (TIPS) and EM debt also collectively contributed, driven by the cash underweighting. Our fixed-income allocation was somewhat hampered later in the period by the poor performance of high-yield bonds, which were weighed down by falling oil prices. Security selection within the investment-grade bond central fund notably contributed to the fund's relative return. In terms of allocation shifts, we trimmed the U.S. equities allocation in the spring, then modestly increased the allocation there in December during a period of market volatility. Additionally, in November, we initiated a small position in a central fund that invests in real estate investment trusts (REITs).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.61%
Actual		$ 1,000.00	$ 993.40	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11
Service Class	.73%
Actual		$ 1,000.00	$ 992.70	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.88%
Actual		$ 1,000.00	$ 992.30	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Investor Class	.70%
Actual		$ 1,000.00	$ 993.30	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .12%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	1.5	1.4
American Airlines Group, Inc.	1.2	0.7
Medivation, Inc.	0.9	0.5
Gilead Sciences, Inc.	0.9	0.8
Celgene Corp.	0.9	0.2
	5.4
Top Five Bond Issuers as of December 31, 2014
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	11.4	11.8
Fannie Mae	4.1	4.6
Freddie Mac	1.6	1.7
Ginnie Mae	1.4	1.7
JPMorgan Chase & Co.	0.7	0.5
	19.2
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.4	14.2
Health Care	12.5	10.0
Consumer Discretionary	12.5	11.6
Information Technology	8.3	8.0
Industrials	7.0	5.1
Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Stock Class and Equity Futures*** 53.7%		Stock Class and Equity Futures**** 51.9%
	Bond Class 41.3%		Bond Class 41.4%
	Short-Term Class 5.0%		Short-Term Class 6.7%
* Foreign investments	23.5%	** Foreign investments	23.9%

*** Includes investment in Fidelity Commodity Strategy Central Fund of 0.2%
**** Includes investment in Fidelity Commodity Strategy Central Fund of 0.3%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 37.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.7%
BorgWarner, Inc.	28,400	$ 1,560,580
Delphi Automotive PLC	75,800	5,512,176
Visteon Corp. (a)	19,800	2,115,828
		9,188,584
Automobiles - 1.2%
Ford Motor Co.	492,400	7,632,200
General Motors Co.	242,000	8,448,220
		16,080,420
Diversified Consumer Services - 0.0%
Estacio Participacoes SA	41,500	371,879
Hotels, Restaurants & Leisure - 0.7%
Chipotle Mexican Grill, Inc. (a)	7,800	5,339,178
Fiesta Restaurant Group, Inc. (a)	42,200	2,565,760
Las Vegas Sands Corp.	16,400	953,824
		8,858,762
Household Durables - 2.0%
Barratt Developments PLC	283,400	2,080,441
Bellway PLC	36,500	1,103,076
D.R. Horton, Inc.	225,100	5,692,779
Harman International Industries, Inc.	37,100	3,958,941
KB Home	320,700	5,307,585
Newell Rubbermaid, Inc.	41,700	1,588,353
PulteGroup, Inc.	287,900	6,178,334
Taylor Morrison Home Corp. (a)	52,000	982,280
		26,891,789
Internet & Catalog Retail - 0.4%
JD.com, Inc. sponsored ADR (d)	30,900	715,026
priceline.com, Inc. (a)	4,400	5,016,924
		5,731,950
Media - 1.6%
Altice SA	8,100	639,640
Comcast Corp. Class A	132,800	7,703,728
ITV PLC	727,200	2,439,107
Naspers Ltd. Class N	34,900	4,571,130
Time Warner, Inc.	64,300	5,492,506
		20,846,111
Multiline Retail - 0.3%
Macy's, Inc.	55,400	3,642,550
Specialty Retail - 0.7%
Cabela's, Inc. Class A (a)	46,400	2,445,744
Lowe's Companies, Inc.	32,600	2,242,880
TJX Companies, Inc.	57,600	3,950,208
		8,638,832
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	26,000	2,367,040

	Shares	Value
Michael Kors Holdings Ltd. (a)	103,463	$ 7,770,071
VF Corp.	49,300	3,692,570
		13,829,681
TOTAL CONSUMER DISCRETIONARY		114,080,558
CONSUMER STAPLES - 1.1%
Beverages - 0.6%
Monster Beverage Corp. (a)	71,600	7,757,860
Food Products - 0.5%
Keurig Green Mountain, Inc.	52,400	6,937,498
TOTAL CONSUMER STAPLES		14,695,358
ENERGY - 1.3%
Energy Equipment & Services - 0.0%
Independence Contract Drilling, Inc.	40,000	208,800
Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp.	26,000	2,145,000
Canadian Natural Resources Ltd.	27,500	850,232
Cheniere Energy, Inc. (a)	7,800	549,120
Cimarex Energy Co.	19,600	2,077,600
Cobalt International Energy, Inc. (a)	63,100	560,959
Continental Resources, Inc. (a)	29,800	1,143,128
EOG Resources, Inc.	39,600	3,645,972
GasLog Ltd.	81,000	1,648,350
Genel Energy PLC (a)	90,600	988,464
Hess Corp.	33,800	2,495,116
Phillips 66 Co.	5,100	365,670
Targa Resources Corp.	6,200	657,510
		17,127,121
TOTAL ENERGY		17,335,921
FINANCIALS - 3.4%
Banks - 0.7%
Bank of America Corp.	494,300	8,843,027
Capital Markets - 1.8%
Ameriprise Financial, Inc.	38,600	5,104,850
Apollo Global Management LLC Class A	52,700	1,242,666
BlackRock, Inc. Class A	12,400	4,433,744
KKR & Co. LP	162,800	3,778,588
Morgan Stanley	118,500	4,597,800
The Blackstone Group LP	136,600	4,621,178
		23,778,826
Consumer Finance - 0.2%
Springleaf Holdings, Inc. (a)	92,700	3,352,959
Diversified Financial Services - 0.3%
McGraw Hill Financial, Inc.	38,700	3,443,526
Real Estate Investment Trusts - 0.1%
Altisource Residential Corp. Class B	89,666	1,739,520
Real Estate Management & Development - 0.0%
Altisource Asset Management Corp. (a)	2,200	682,264
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	248,000	$ 3,744,800
TOTAL FINANCIALS		45,584,922
HEALTH CARE - 10.5%
Biotechnology - 7.1%
Acorda Therapeutics, Inc. (a)	70,900	2,897,683
Actelion Ltd.	21,093	2,446,211
Alexion Pharmaceuticals, Inc. (a)	48,100	8,899,943
Alnylam Pharmaceuticals, Inc. (a)	13,700	1,328,900
Amgen, Inc.	49,600	7,900,784
ARIAD Pharmaceuticals, Inc. (a)(d)	215,600	1,481,172
Auspex Pharmaceuticals, Inc.	63,700	3,342,976
BioCryst Pharmaceuticals, Inc. (a)	172,000	2,091,520
Biogen Idec, Inc. (a)	12,600	4,277,070
BioMarin Pharmaceutical, Inc. (a)	32,400	2,928,960
Celgene Corp. (a)	104,000	11,633,440
Celldex Therapeutics, Inc. (a)	38,000	693,500
Clovis Oncology, Inc. (a)	18,400	1,030,400
Genmab A/S (a)	36,100	2,113,403
Gilead Sciences, Inc. (a)	128,400	12,102,984
Intercept Pharmaceuticals, Inc. (a)	21,410	3,339,960
KYTHERA Biopharmaceuticals, Inc. (a)	30,900	1,071,612
Medivation, Inc. (a)	122,300	12,182,303
Medy-Tox, Inc.	2,176	632,101
Pharmacyclics, Inc. (a)	13,300	1,626,058
Puma Biotechnology, Inc. (a)	12,200	2,309,094
Receptos, Inc. (a)	10,100	1,237,351
Synageva BioPharma Corp. (a)	46,900	4,351,851
United Therapeutics Corp. (a)	24,900	3,224,301
		95,143,577
Health Care Equipment & Supplies - 0.0%
Innocoll AG ADR (a)	84,300	496,527
Health Care Providers & Services - 0.8%
Community Health Systems, Inc. (a)	39,400	2,124,448
Express Scripts Holding Co. (a)	63,300	5,359,611
HCA Holdings, Inc. (a)	33,900	2,487,921
		9,971,980
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	10,500	1,938,090
Thermo Fisher Scientific, Inc.	17,800	2,230,162
		4,168,252
Pharmaceuticals - 2.3%
Achaogen, Inc. (a)	27,600	360,180
Actavis PLC (a)	36,400	9,369,724
Akorn, Inc. (a)(d)	51,000	1,846,200
Jazz Pharmaceuticals PLC (a)	27,700	4,535,321
Mallinckrodt PLC (a)	53,200	5,268,396
Ocera Therapeutics, Inc. (a)	6,700	42,679
Pacira Pharmaceuticals, Inc. (a)	43,900	3,892,174

	Shares	Value
Shire PLC	24,700	$ 1,751,231
Tetraphase Pharmaceuticals, Inc. (a)	51,600	2,049,036
Valeant Pharmaceuticals International (Canada) (a)	7,950	1,138,168
		30,253,109
TOTAL HEALTH CARE		140,033,445
INDUSTRIALS - 4.6%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc.	11,300	1,313,625
General Dynamics Corp.	22,900	3,151,498
Huntington Ingalls Industries, Inc.	20,000	2,249,200
The Boeing Co.	76,700	9,969,466
		16,683,789
Airlines - 3.1%
American Airlines Group, Inc.	292,700	15,697,501
Delta Air Lines, Inc.	161,525	7,945,415
Southwest Airlines Co.	244,800	10,359,936
United Continental Holdings, Inc. (a)	112,300	7,511,747
		41,514,599
Construction & Engineering - 0.0%
Hyundai Industrial Development & Construction Co.	12,361	435,600
Machinery - 0.2%
Caterpillar, Inc.	26,500	2,425,545
TOTAL INDUSTRIALS		61,059,533
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 0.1%
Arista Networks, Inc. (d)	14,900	905,324
Ruckus Wireless, Inc. (a)	51,800	622,636
		1,527,960
Internet Software & Services - 2.5%
58.com, Inc. ADR (a)	39,400	1,637,070
Akamai Technologies, Inc. (a)	19,900	1,252,904
Alibaba Group Holding Ltd. sponsored ADR	43,000	4,469,420
Baidu.com, Inc. sponsored ADR (a)	18,200	4,149,054
Bankrate, Inc. (a)	76,300	948,409
Cornerstone OnDemand, Inc. (a)	56,300	1,981,760
Facebook, Inc. Class A (a)	120,321	9,387,444
Google, Inc. Class A (a)	10,800	5,731,128
NAVER Corp.	3,753	2,415,618
Tencent Holdings Ltd.	116,500	1,685,630
		33,658,437
IT Services - 1.3%
FleetCor Technologies, Inc. (a)	32,600	4,847,946
MasterCard, Inc. Class A	43,400	3,739,344
Visa, Inc. Class A	35,600	9,334,320
		17,921,610
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.0%
Freescale Semiconductor, Inc. (a)	275,200	$ 6,943,296
NXP Semiconductors NV (a)	75,000	5,730,000
		12,673,296
Software - 0.2%
Adobe Systems, Inc. (a)	10,700	777,890
CommVault Systems, Inc. (a)	18,000	930,420
King Digital Entertainment PLC (d)	86,300	1,325,568
Mobileye NV (a)(d)	6,600	267,696
		3,301,574
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	180,300	19,901,518
Nimble Storage, Inc.	53,000	1,457,500
SanDisk Corp.	35,800	3,507,684
		24,866,702
TOTAL INFORMATION TECHNOLOGY		93,949,579
MATERIALS - 0.8%
Chemicals - 0.6%
Ecolab, Inc.	7,300	762,996
Huntsman Corp.	63,400	1,444,252
LyondellBasell Industries NV Class A	38,900	3,088,271
Westlake Chemical Corp.	32,200	1,967,098
Westlake Chemical Partners LP	17,300	501,700
		7,764,317
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	23,500	1,433,030
Sealed Air Corp.	29,100	1,234,713
		2,667,743
Metals & Mining - 0.0%
United States Steel Corp. (d)	18,600	497,364
TOTAL MATERIALS		10,929,424
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Orange SA	56,600	962,580
TDC A/S	62,100	476,563
Telefonica SA	62,368	895,450
		2,334,593
Wireless Telecommunication Services - 0.0%
Vodafone Group PLC sponsored ADR	14,300	488,631
TOTAL TELECOMMUNICATION SERVICES		2,823,224

	Shares	Value
UTILITIES - 0.2%
Independent Power Producers & Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	82,400	$ 2,500,837
TOTAL COMMON STOCKS (Cost $344,701,911)		502,992,801
Fixed-Income Funds - 43.5%

Fidelity Emerging Markets Debt Central Fund (f)	662,881	6,277,486
Fidelity Floating Rate Central Fund (f)	252,664	26,416,003
Fidelity High Income Central Fund 1 (f)	452,233	44,761,978
Fidelity Inflation-Protected Bond Index Central Fund (f)	155,751	15,287,008
Fidelity VIP Investment Grade Central Fund (f)	4,572,843	487,922,319
TOTAL FIXED-INCOME FUNDS (Cost $557,828,774)		580,664,794
Equity Funds - 14.8%

Domestic Equity Funds - 0.9%
Fidelity Commodity Strategy Central Fund (f)	368,434	2,903,260
Fidelity Real Estate Equity Central Fund (f)	87,712	8,972,891
TOTAL DOMESTIC EQUITY FUNDS		11,876,151
International Equity Funds - 13.9%
Fidelity Emerging Markets Equity Central Fund (f)	125,372	24,989,164
Fidelity International Equity Central Fund (f)	2,078,293	160,007,751
TOTAL INTERNATIONAL EQUITY FUNDS		184,996,915
TOTAL EQUITY FUNDS (Cost $203,498,630)		196,873,066
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 1/15/15 to 3/12/15 (e) (Cost $1,149,979)	$ 1,150,000	1,149,979
Money Market Funds - 4.4%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	52,141,943	$ 52,141,943
Fidelity Money Market Central Fund, 0.27% (b)	22,433	22,433
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	6,003,375	6,003,375
TOTAL MONEY MARKET FUNDS (Cost $58,167,751)		58,167,751
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,165,347,045)		1,339,848,391
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(6,794,620)
NET ASSETS - 100%		$ 1,333,053,771
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
216 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 22,165,920	$ 412,705
The face value of futures purchased as a percentage of net assets is 1.7%

Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,149,979.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,293
Fidelity Commodity Strategy Central Fund	3,370
Fidelity Emerging Markets Debt Central Fund	385,646
Fidelity Emerging Markets Equity Central Fund	378,042
Fidelity Floating Rate Central Fund	1,646,518
Fidelity High Income Central Fund 1	1,898,296
Fidelity International Equity Central Fund	5,028,876
Fidelity Money Market Central Fund	56
Fidelity Real Estate Equity Central Fund	38,320
Fidelity Securities Lending Cash Central Fund	109,372
Fidelity VIP Investment Grade Central Fund	14,941,804
Total	$ 24,487,593
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ -	$ 4,057,156	$ 192,770	$ 2,903,260	0.9%
Fidelity Emerging Markets Debt Central Fund	5,241,303	1,699,389	321,288	6,277,486	6.0%
Fidelity Emerging Markets Equity Central Fund	14,500,197	14,400,303	1,860,253	24,989,164	5.8%
Fidelity Floating Rate Central Fund	39,514,745	1,892,267	14,405,368	26,416,003	1.1%
Fidelity High Income Central Fund 1	28,287,764	19,920,591	1,608,120	44,761,978	5.8%
Fidelity Inflation-Protected Bond Index Central Fund	13,098,693	2,860,439	735,409	15,287,008	5.5%
Fidelity International Equity Central Fund	182,657,069	6,498,096	17,157,517	160,007,751	5.8%
Fidelity Real Estate Equity Central Fund	-	8,936,213	80,558	8,972,891	5.7%
Fidelity VIP Investment Grade Central Fund	503,515,456	44,561,330	76,863,013	487,922,319	11.1%
Total	$ 786,815,227	$ 104,825,784	$ 113,224,296	$ 777,537,860
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 114,080,558	$ 114,080,558	$ -	$ -
Consumer Staples	14,695,358	14,695,358	-	-
Energy	17,335,921	17,335,921	-	-
Financials	45,584,922	45,584,922	-	-
Health Care	140,033,445	137,650,113	2,383,332	-
Industrials	61,059,533	60,623,933	435,600	-
Information Technology	93,949,579	89,848,331	4,101,248	-
Materials	10,929,424	10,929,424	-	-
Telecommunication Services	2,823,224	965,194	1,858,030	-
Utilities	2,500,837	2,500,837	-	-
U.S. Government and Government Agency Obligations	1,149,979	-	1,149,979	-
Fixed-Income Funds	580,664,794	580,664,794	-	-
Money Market Funds	58,167,751	58,167,751	-	-
Equity Funds	196,873,066	196,873,066	-	-
Total Investments in Securities:	$ 1,339,848,391	$ 1,329,920,202	$ 9,928,189	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 412,705	$ 412,705	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 412,705	$ -
Total Value of Derivatives	$ 412,705	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	18.5%
AAA,AA,A	6.0%
BBB	10.7%
BB	3.0%
B	2.4%
CCC,CC,C	0.9%
D	0.0%*
Not Rated	0.6%
Equities	51.7%
Short-Term Investments and Net Other Assets	6.2%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	76.5%
United Kingdom	3.4%
Ireland	1.9%
Japan	1.7%
Netherlands	1.6%
France	1.3%
Cayman Islands	1.2%
Switzerland	1.1%
Australia	1.1%
Germany	1.0%
Others (Individually Less Than 1%)	9.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $5,831,697) - See accompanying schedule: Unaffiliated issuers (cost $345,851,890)	$ 504,142,780
Fidelity Central Funds (cost $819,495,155)	835,705,611
Total Investments (cost $1,165,347,045)		$ 1,339,848,391
Receivable for investments sold		485,959
Receivable for fund shares sold		276,544
Dividends receivable		89,373
Distributions receivable from Fidelity Central Funds		17,383
Prepaid expenses		3,301
Other receivables		59,971
Total assets		1,340,780,922

Liabilities
Payable for investments purchased	$ 115,469
Payable for fund shares redeemed	556,091
Accrued management fee	555,135
Distribution and service plan fees payable	6,458
Payable for daily variation margin for derivative instruments	262,440
Other affiliated payables	132,832
Other payables and accrued expenses	95,351
Collateral on securities loaned, at value	6,003,375
Total liabilities		7,727,151

Net Assets		$ 1,333,053,771
Net Assets consist of:
Paid in capital		$ 1,066,359,961
Undistributed net investment income		617,520
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		91,162,441
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,913,849
Net Assets		$ 1,333,053,771

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($1,117,674,654 ÷ 65,178,583 shares)	$ 17.15

Service Class: Net Asset Value, offering price and redemption price per share ($6,989,767 ÷ 410,442 shares)	$ 17.03

Service Class 2: Net Asset Value, offering price and redemption price per share ($28,229,630 ÷ 1,677,135 shares)	$ 16.83

Investor Class: Net Asset Value, offering price and redemption price per share ($180,159,720 ÷ 10,555,408 shares)	$ 17.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 4,772,885
Interest		409
Income from Fidelity Central Funds		24,487,593
Total income		29,260,887

Expenses
Management fee	$ 6,783,086
Transfer agent fees	1,037,631
Distribution and service plan fees	83,296
Accounting and security lending fees	549,483
Custodian fees and expenses	19,490
Independent trustees' compensation	6,143
Appreciation in deferred trustee compensation account	168
Audit	52,210
Legal	11,961
Miscellaneous	9,903
Total expenses before reductions	8,553,371
Expense reductions	(19,779)	8,533,592
Net investment income (loss)		20,727,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,795,602
Fidelity Central Funds	(3,809,303)
Foreign currency transactions	(5,735)
Futures contracts	2,996,683
Capital gain distributions from Fidelity Central Funds	28,992
Total net realized gain (loss)		78,006,239
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,654,019)
Assets and liabilities in foreign currencies	(136)
Futures contracts	(770,914)
Total change in net unrealized appreciation (depreciation)		(22,425,069)
Net gain (loss)		55,581,170
Net increase (decrease) in net assets resulting from operations		$ 76,308,465

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,727,295	$ 17,857,254
Net realized gain (loss)	78,006,239	88,894,030
Change in net unrealized appreciation (depreciation)	(22,425,069)	81,862,641
Net increase (decrease) in net assets resulting from operations	76,308,465	188,613,925
Distributions to shareholders from net investment income	(20,072,700)	(20,026,284)
Distributions to shareholders from net realized gain	(62,505,726)	(3,134,591)
Total distributions	(82,578,426)	(23,160,875)
Share transactions - net increase (decrease)	1,239,935	(91,770,023)
Total increase (decrease) in net assets	(5,030,026)	73,683,027

Net Assets
Beginning of period	1,338,083,797	1,264,400,770
End of period (including undistributed net investment income of $617,520 and distributions in excess of net investment income of $61,953, respectively)	$ 1,333,053,771	$ 1,338,083,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 15.17	$ 13.80	$ 14.54	$ 13.00
Income from Investment Operations
Net investment income (loss) C	.27	.23	.23	.28	.23
Net realized and unrealized gain (loss)	.72	2.15	1.49	(.66)	1.62
Total from investment operations	.99	2.38	1.72	(.38)	1.85
Distributions from net investment income	(.27)	(.26)	(.24)	(.29)	(.24)
Distributions from net realized gain	(.81)	(.04)	(.11)	(.07)	(.07)
Total distributions	(1.08)	(.31) G	(.35)	(.36)	(.31)
Net asset value, end of period	$ 17.15	$ 17.24	$ 15.17	$ 13.80	$ 14.54
Total ReturnA, B	5.83%	15.71%	12.48%	(2.56)%	14.26%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.62%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.62%	.63%	.63%	.63%
Expenses net of all reductions	.61%	.61%	.62%	.62%	.62%
Net investment income (loss)	1.54%	1.40%	1.57%	1.91%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,117,675	$ 1,160,093	$ 1,114,021	$ 1,108,494	$ 1,279,306
Portfolio turnover rateE	30%	41%	47%	56%	54%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.31 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.041 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.13	$ 15.08	$ 13.71	$ 14.45	$ 12.92
Income from Investment Operations
Net investment income (loss) C	.25	.21	.21	.26	.22
Net realized and unrealized gain (loss)	.71	2.13	1.49	(.65)	1.60
Total from investment operations	.96	2.34	1.70	(.39)	1.82
Distributions from net investment income	(.25)	(.24)	(.22)	(.28)	(.22)
Distributions from net realized gain	(.81)	(.04)	(.11)	(.07)	(.07)
Total distributions	(1.06)	(.29) G	(.33)	(.35)	(.29)
Net asset value, end of period	$ 17.03	$ 17.13	$ 15.08	$ 13.71	$ 14.45
Total ReturnA, B	5.69%	15.53%	12.43%	(2.69)%	14.14%
Ratios to Average Net Assets D, F
Expenses before reductions	.73%	.74%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.74%	.74%
Expenses net of all reductions	.73%	.73%	.73%	.74%	.73%
Net investment income (loss)	1.43%	1.28%	1.45%	1.79%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,990	$ 7,970	$ 8,429	$ 8,042	$ 8,613
Portfolio turnover rateE	30%	41%	47%	56%	54%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.29 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 14.92	$ 13.57	$ 14.30	$ 12.79
Income from Investment Operations
Net investment income (loss) C	.22	.18	.19	.24	.19
Net realized and unrealized gain (loss)	.70	2.10	1.47	(.65)	1.59
Total from investment operations	.92	2.28	1.66	(.41)	1.78
Distributions from net investment income	(.22)	(.22)	(.19)	(.25)	(.20)
Distributions from net realized gain	(.81)	(.04)	(.11)	(.07)	(.07)
Total distributions	(1.03)	(.26)	(.31) G	(.32)	(.27)
Net asset value, end of period	$ 16.83	$ 16.94	$ 14.92	$ 13.57	$ 14.30
Total ReturnA, B	5.54%	15.34%	12.24%	(2.82)%	13.96%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.88%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.89%	.89%
Expenses net of all reductions	.87%	.88%	.88%	.89%	.88%
Net investment income (loss)	1.28%	1.14%	1.30%	1.64%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,230	$ 31,119	$ 29,966	$ 32,508	$ 39,148
Portfolio turnover rateE	30%	41%	47%	56%	54%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.31 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.113 per share.

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.17	$ 15.11	$ 13.74	$ 14.49	$ 12.96
Income from Investment Operations
Net investment income (loss) C	.25	.21	.22	.27	.22
Net realized and unrealized gain (loss)	.72	2.14	1.49	(.67)	1.61
Total from investment operations	.97	2.35	1.71	(.40)	1.83
Distributions from net investment income	(.26)	(.25)	(.22)	(.28)	(.23)
Distributions from net realized gain	(.81)	(.04)	(.11)	(.07)	(.07)
Total distributions	(1.07)	(.29)	(.34) G	(.35)	(.30)
Net asset value, end of period	$ 17.07	$ 17.17	$ 15.11	$ 13.74	$ 14.49
Total ReturnA, B	5.73%	15.62%	12.44%	(2.72)%	14.16%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.71%	.71%
Expenses net of all reductions	.69%	.70%	.70%	.70%	.70%
Net investment income (loss)	1.46%	1.31%	1.48%	1.82%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,160	$ 138,902	$ 111,985	$ 103,290	$ 98,171
Portfolio turnover rateE	30%	41%	47%	56%	54%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	.15%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures Repurchase Agreements	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Loans & Direct Debt Instruments Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**
Fidelity Real Estate Equity Central Fund	FMRC	Seeks a high level of income by normally investing in investment-grade debt securities.	n/a	n/a***
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	.00%**
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than .01%.

*** Not available. Fund commenced operations on November 3, 2014 and has a fiscal year end of September 30.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 228,717,753
Gross unrealized depreciation	(34,091,559)
Net unrealized appreciation (depreciation) on securities	$ 194,626,194

Tax Cost	$ 1,145,222,197

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 675,707
Undistributed long-term capital gain	$ 88,976,791
Net unrealized appreciation (depreciation) on securities and other investments	$ 194,625,992

The Fund intends to elect to defer to its next fiscal year $5,219,932 of capital losses recognized during the period November 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 29,064,845	$ 21,969,175
Long-term Capital Gains	53,513,581	1,191,700
Total	$ 82,578,426	$ 23,160,875

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,996,683 and a change in net unrealized appreciation (depreciation) of $(770,914) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $394,083,980 and $463,042,848, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 7,534
Service Class 2	75,762
$ 83,296

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 765,647
Service Class	6,165
Service Class 2	23,578
Investor Class	242,241
$ 1,037,631

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,013 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $109,372, including $2,760 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,779 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 16,978,850	$ 17,529,160
Service Class	99,193	113,871
Service Class 2	361,806	401,405
Investor Class	2,632,851	1,981,848
Total	$ 20,072,700	$ 20,026,284
From net realized gain
Initial Class	$ 53,648,905	$ 2,718,458
Service Class	372,743	19,098
Service Class 2	1,456,505	74,370
Investor Class	7,027,573	322,665
Total	$ 62,505,726	$ 3,134,591

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	1,808,578	1,776,839	$ 31,420,590	$ 28,728,652
Reinvestment of distributions	4,129,526	1,203,663	70,627,755	20,247,618
Shares redeemed	(8,040,509)	(9,115,467)	(139,554,070)	(147,555,356)
Net increase (decrease)	(2,102,405)	(6,134,965)	$ (37,505,725)	$ (98,579,086)
Service Class
Shares sold	45,635	38,656	$ 786,518	$ 630,181
Reinvestment of distributions	27,797	7,957	471,936	132,969
Shares redeemed	(128,226)	(140,439)	(2,208,854)	(2,266,901)
Net increase (decrease)	(54,794)	(93,826)	$ (950,400)	$ (1,503,751)
Service Class 2
Shares sold	254,702	208,837	$ 4,344,583	$ 3,330,187
Reinvestment of distributions	108,382	28,784	1,818,311	475,775
Shares redeemed	(522,612)	(409,882)	(8,894,554)	(6,530,674)
Net increase (decrease)	(159,528)	(172,261)	$ (2,731,660)	$ (2,724,712)
Investor Class
Shares sold	2,538,511	1,350,799	$ 43,815,932	$ 21,846,353
Reinvestment of distributions	567,223	137,555	9,660,424	2,304,513
Shares redeemed	(640,042)	(808,215)	(11,048,636)	(13,113,340)
Net increase (decrease)	2,465,692	680,139	$ 42,427,720	$ 11,037,526

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 35% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund is carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based eduction company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.]

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP II Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/13/15	02/13/15	$0.009	$1.154
Service Class	02/13/15	02/13/15	$0.009	$1.154
Service Class 2	02/13/15	02/13/15	$0.009	$1.154
Investor Class	02/13/15	02/13/15	$0.009	$1.154

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $89,219,199, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.4% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 11%; Service Class designates 11%; Service Class 2 designates 12%; and Investor Class designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0215
1.540206.117

Fidelity® Variable Insurance Products:
Asset Manager: Growth Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth Portfolio - Initial Class	5.87%	10.31%	6.30%
VIP Asset Manager: Growth Portfolio - Service Class	5.75%	10.20%	6.19%
VIP Asset Manager: Growth Portfolio - Service Class 2	5.55%	9.99%	6.00%
VIP Asset Manager: Growth Portfolio - Investor Class A	5.79%	10.23%	6.19%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager: Growth Portfolio: For the year, the fund's share classes lagged the 6.50% gain of the Fidelity Asset Manager 70% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Relative to the Composite benchmark, our allocation strategy across the portfolio's various asset classes was slightly positive, while security selection in the underlying actively managed components had a neutral impact overall. It was a challenging period for active equity management, and our U.S. stock picks modestly hampered the fund's relative performance. Our core equity allocation strategy - overweighting domestic stocks, underweighting foreign developed-markets stocks and holding a small position in emerging-markets (EM) stocks - aided performance versus the benchmark. U.S. equities posted a solid double-digit return during the period, while foreign developed-markets and EM stocks both registered negative performance in U.S.-dollar terms. In fixed income, our strategy of maintaining a large cash underweighting, a more moderate underweighting in investment-grade bonds, and small positions in high-yield bonds, bank loans, Treasury Inflation-Protected Securities (TIPS) and EM debt slightly contributed in aggregate, driven by the cash underweighting. Our fixed-income allocation was somewhat hampered later in the period by the poor performance of high-yield bonds, which were weighed down by declining oil prices. Security selection within the investment-grade bond central fund also contributed to the fund's relative return. In terms of allocation shifts, we trimmed the U.S. equities allocation in the spring, then modestly increased the allocation there in December during a period of market volatility. Additionally, in November, we initiated a small position in a central fund that invests in real estate investment trusts (REITs).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.70%
Actual		$ 1,000.00	$ 985.30	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class	.80%
Actual		$ 1,000.00	$ 984.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2	1.00%
Actual		$ 1,000.00	$ 984.10	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Investor Class	.78%
Actual		$ 1,000.00	$ 984.80	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .12%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.0	1.9
American Airlines Group, Inc.	1.6	1.0
Medivation, Inc.	1.2	0.7
Gilead Sciences, Inc.	1.2	1.1
Celgene Corp.	1.2	0.3
Southwest Airlines Co.	1.0	0.5
Actavis PLC	1.0	0.5
The Boeing Co.	1.0	0.6
Facebook, Inc. Class A	0.9	1.1
Bank of America Corp.	0.9	0.9
	12.0
Market Sectors as of December 31, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	15.7	12.7
Consumer Discretionary	13.9	13.3
Information Technology	10.8	10.0
Financials	10.5	10.4
Industrials	8.2	6.1
Consumer Staples	3.6	3.8
Energy	2.9	9.8
Materials	2.5	3.6
Telecommunication Services	1.4	1.2
Utilities	0.9	0.9
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stock Class and Equity Futures*** 73.3%		Stock Class and Equity Futures**** 72.2%
	Bond Class 24.6%		Bond Class 23.8%
	Short-Term Class 2.1%		Short-Term Class 4.0%
* Foreign investments	30.9%	** Foreign investments	31.3%

*** Includes investment in Fidelity Commodity Strategy Central Fund of 0.2%.
**** Includes investment in Fidelity Commodity Strategy Central Fund of 0.3%.

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 50.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.9%
BorgWarner, Inc.	6,100	$ 335,195
Delphi Automotive PLC	16,300	1,185,336
Visteon Corp. (a)	4,300	459,498
		1,980,029
Automobiles - 1.6%
Ford Motor Co.	106,200	1,646,100
General Motors Co.	52,200	1,822,302
		3,468,402
Diversified Consumer Services - 0.0%
Estacio Participacoes SA	8,600	77,064
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	1,900	1,300,569
Fiesta Restaurant Group, Inc. (a)	9,100	553,280
Las Vegas Sands Corp.	3,500	203,560
		2,057,409
Household Durables - 2.7%
Barratt Developments PLC	61,100	448,535
Bellway PLC	7,800	235,726
D.R. Horton, Inc.	48,500	1,226,565
Harman International Industries, Inc.	8,000	853,680
KB Home (d)	69,200	1,145,260
Newell Rubbermaid, Inc.	9,000	342,810
PulteGroup, Inc.	62,100	1,332,666
Taylor Morrison Home Corp. (a)	11,200	211,568
		5,796,810
Internet & Catalog Retail - 0.6%
JD.com, Inc. sponsored ADR (d)	6,700	155,038
priceline.com, Inc. (a)	1,000	1,140,210
		1,295,248
Media - 2.2%
Altice SA	1,800	142,142
Comcast Corp. Class A	31,700	1,838,917
ITV PLC	156,600	525,253
Naspers Ltd. Class N	7,500	982,335
Time Warner, Inc.	13,800	1,178,796
		4,667,443
Multiline Retail - 0.4%
Macy's, Inc.	11,900	782,425
Specialty Retail - 0.9%
Cabela's, Inc. Class A (a)(d)	10,000	527,100
Lowe's Companies, Inc.	7,000	481,600
TJX Companies, Inc.	12,300	843,534
		1,852,234
Textiles, Apparel & Luxury Goods - 1.4%
Deckers Outdoor Corp. (a)	5,600	509,824

	Shares	Value
Michael Kors Holdings Ltd. (a)	22,359	$ 1,679,161
VF Corp.	10,500	786,450
		2,975,435
TOTAL CONSUMER DISCRETIONARY		24,952,499
CONSUMER STAPLES - 1.5%
Beverages - 0.8%
Monster Beverage Corp. (a)	15,400	1,668,590
Food Products - 0.7%
Keurig Green Mountain, Inc.	11,300	1,496,064
TOTAL CONSUMER STAPLES		3,164,654
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Independence Contract Drilling, Inc.	8,600	44,892
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	5,700	470,250
Canadian Natural Resources Ltd.	5,900	182,414
Cheniere Energy, Inc. (a)	1,700	119,680
Cimarex Energy Co.	4,200	445,200
Cobalt International Energy, Inc. (a)	13,600	120,904
Continental Resources, Inc. (a)	6,400	245,504
EOG Resources, Inc.	8,500	782,595
GasLog Ltd.	17,500	356,125
Genel Energy PLC (a)	19,500	212,749
Hess Corp.	7,300	538,886
Phillips 66 Co.	1,100	78,870
Targa Resources Corp.	1,300	137,865
		3,691,042
TOTAL ENERGY		3,735,934
FINANCIALS - 4.6%
Banks - 0.9%
Bank of America Corp.	113,400	2,028,726
Capital Markets - 2.3%
Ameriprise Financial, Inc.	8,300	1,097,675
Apollo Global Management LLC Class A	11,100	261,738
BlackRock, Inc. Class A	2,700	965,412
KKR & Co. LP	30,700	712,547
Morgan Stanley	25,500	989,400
The Blackstone Group LP	29,400	994,602
		5,021,374
Consumer Finance - 0.3%
Springleaf Holdings, Inc. (a)	19,900	719,783
Diversified Financial Services - 0.4%
McGraw Hill Financial, Inc.	8,300	738,534
Real Estate Investment Trusts - 0.2%
Altisource Residential Corp. Class B	19,300	374,420
Real Estate Management & Development - 0.1%
Altisource Asset Management Corp. (a)	450	139,554
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.4%
Ocwen Financial Corp. (a)	53,500	$ 807,850
TOTAL FINANCIALS		9,830,241
HEALTH CARE - 13.8%
Biotechnology - 9.3%
Acorda Therapeutics, Inc. (a)	15,300	625,311
Actelion Ltd.	3,847	446,147
Alexion Pharmaceuticals, Inc. (a)	10,300	1,905,809
Alnylam Pharmaceuticals, Inc. (a)	2,800	271,600
Amgen, Inc.	10,700	1,704,403
ARIAD Pharmaceuticals, Inc. (a)(d)	40,700	279,609
Auspex Pharmaceuticals, Inc.	13,600	713,728
BioCryst Pharmaceuticals, Inc. (a)	33,700	409,792
Biogen Idec, Inc. (a)	2,700	916,515
BioMarin Pharmaceutical, Inc. (a)	7,000	632,800
Celgene Corp. (a)	22,400	2,505,664
Celldex Therapeutics, Inc. (a)	7,000	127,750
Clovis Oncology, Inc. (a)	4,000	224,000
Genmab A/S (a)	7,800	456,635
Gilead Sciences, Inc. (a)	27,700	2,611,002
Intercept Pharmaceuticals, Inc. (a)	4,030	628,680
KYTHERA Biopharmaceuticals, Inc. (a)	5,600	194,208
Medivation, Inc. (a)	26,300	2,619,743
Medy-Tox, Inc.	470	136,529
Pharmacyclics, Inc. (a)	2,900	354,554
Puma Biotechnology, Inc. (a)	2,600	492,102
Receptos, Inc. (a)	2,200	269,522
Synageva BioPharma Corp. (a)	10,100	937,179
United Therapeutics Corp. (a)	5,400	699,246
		20,162,528
Health Care Equipment & Supplies - 0.0%
Innocoll AG ADR (a)	17,700	104,253
Health Care Providers & Services - 1.0%
Community Health Systems, Inc. (a)	8,400	452,928
Express Scripts Holding Co. (a)	13,700	1,159,979
HCA Holdings, Inc. (a)	7,300	535,747
		2,148,654
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	2,100	387,618
Thermo Fisher Scientific, Inc.	4,800	601,392
		989,010
Pharmaceuticals - 3.0%
Achaogen, Inc. (a)	4,100	53,505
Actavis PLC (a)	7,900	2,033,539
Akorn, Inc. (a)(d)	10,700	387,340
Jazz Pharmaceuticals PLC (a)	5,900	966,007
Mallinckrodt PLC (a)	11,400	1,128,942
Ocera Therapeutics, Inc. (a)	1,300	8,281
Pacira Pharmaceuticals, Inc. (a)	9,500	842,270

	Shares	Value
Shire PLC	5,300	$ 375,770
Tetraphase Pharmaceuticals, Inc. (a)	11,000	436,810
Valeant Pharmaceuticals International (Canada) (a)	1,706	244,241
		6,476,705
TOTAL HEALTH CARE		29,881,150
INDUSTRIALS - 6.1%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	2,400	279,000
General Dynamics Corp.	4,900	674,338
Huntington Ingalls Industries, Inc.	4,300	483,578
The Boeing Co.	16,600	2,157,668
		3,594,584
Airlines - 4.2%
American Airlines Group, Inc.	63,100	3,384,053
Delta Air Lines, Inc.	34,900	1,716,731
Southwest Airlines Co.	52,800	2,234,496
United Continental Holdings, Inc. (a)	24,400	1,632,116
		8,967,396
Construction & Engineering - 0.0%
Hyundai Industrial Development & Construction Co.	2,670	94,090
Machinery - 0.2%
Caterpillar, Inc.	5,700	521,721
TOTAL INDUSTRIALS		13,177,791
INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 0.2%
Arista Networks, Inc. (d)	3,200	194,432
Ruckus Wireless, Inc. (a)	11,200	134,624
		329,056
Internet Software & Services - 3.3%
58.com, Inc. ADR (a)	8,300	344,865
Akamai Technologies, Inc. (a)	4,300	270,728
Alibaba Group Holding Ltd. sponsored ADR	8,900	925,066
Baidu.com, Inc. sponsored ADR (a)	3,900	889,083
Bankrate, Inc. (a)	16,000	198,880
Cornerstone OnDemand, Inc. (a)	11,600	408,320
Facebook, Inc. Class A (a)	25,880	2,019,158
Google, Inc. Class A (a)	2,300	1,220,518
NAVER Corp.	795	511,702
Tencent Holdings Ltd.	25,100	363,170
		7,151,490
IT Services - 1.7%
FleetCor Technologies, Inc. (a)	6,400	951,744
MasterCard, Inc. Class A	9,400	809,904
Visa, Inc. Class A	7,700	2,018,940
		3,780,588
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.3%
Freescale Semiconductor, Inc. (a)	59,300	$ 1,496,139
NXP Semiconductors NV (a)	16,200	1,237,680
		2,733,819
Software - 0.3%
Adobe Systems, Inc. (a)	2,200	159,940
CommVault Systems, Inc. (a)	3,500	180,915
King Digital Entertainment PLC (d)	18,600	285,696
Mobileye NV (a)	1,100	44,616
		671,167
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	39,900	4,404,161
Nimble Storage, Inc.	11,400	313,500
SanDisk Corp.	7,700	754,446
		5,472,107
TOTAL INFORMATION TECHNOLOGY		20,138,227
MATERIALS - 1.1%
Chemicals - 0.8%
Ecolab, Inc.	1,600	167,232
Huntsman Corp.	13,600	309,808
LyondellBasell Industries NV Class A	8,300	658,937
Westlake Chemical Corp.	7,000	427,630
Westlake Chemical Partners LP	3,400	98,600
		1,662,207
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	5,100	310,998
Sealed Air Corp.	6,300	267,309
		578,307
Metals & Mining - 0.0%
United States Steel Corp. (d)	4,100	109,634
TOTAL MATERIALS		2,350,148
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Orange SA	12,200	207,482
TDC A/S	13,400	102,833
Telefonica SA	13,477	193,496
		503,811
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC sponsored ADR	3,100	105,927
TOTAL TELECOMMUNICATION SERVICES		609,738

	Shares	Value
UTILITIES - 0.2%
Independent Power Producers & Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	17,700	$ 537,195
TOTAL COMMON STOCKS (Cost $75,256,264)		108,377,577
Fixed-Income Funds - 25.9%

Fidelity Emerging Markets Debt Central Fund (f)	106,262	1,006,297
Fidelity Floating Rate Central Fund (f)	17,587	1,838,697
Fidelity High Income Central Fund 1 (f)	76,219	7,544,165
Fidelity Inflation-Protected Bond Index Central Fund (f)	26,122	2,563,837
Fidelity VIP Investment Grade Central Fund (f)	402,640	42,961,732
TOTAL FIXED-INCOME FUNDS (Cost $53,923,922)		55,914,728
Equity Funds - 21.3%

Domestic Equity Funds - 0.9%
Fidelity Commodity Strategy Central Fund (f)	59,600	469,646
Fidelity Real Estate Equity Central Fund (f)	14,282	1,461,046
TOTAL DOMESTIC EQUITY FUNDS		1,930,692
International Equity Funds - 20.4%
Fidelity Emerging Markets Equity Central Fund (f)	29,290	5,838,089
Fidelity International Equity Central Fund (f)	495,762	38,168,699
TOTAL INTERNATIONAL EQUITY FUNDS		44,006,788
TOTAL EQUITY FUNDS (Cost $49,016,579)		45,937,480
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 1/15/15 to 3/12/15 (e) (Cost $289,996)	$ 290,000	289,994
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	5,833,950	$ 5,833,950
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	1,947,456	1,947,456
TOTAL MONEY MARKET FUNDS (Cost $7,781,406)		7,781,406
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $186,268,167)		218,301,185
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(2,291,885)
NET ASSETS - 100%		$ 216,009,300
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
55 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 5,644,100	$ 99,642
The face value of futures purchased as a percentage of net assets is 2.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $289,994.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,386
Fidelity Commodity Strategy Central Fund	539
Fidelity Emerging Markets Debt Central Fund	42,833
Fidelity Emerging Markets Equity Central Fund	90,197
Fidelity Floating Rate Central Fund	86,886
Fidelity High Income Central Fund 1	268,651
Fidelity International Equity Central Fund	1,148,296
Fidelity Real Estate Equity Central Fund	6,277
Fidelity Securities Lending Cash Central Fund	25,749
Fidelity VIP Investment Grade Central Fund	1,272,579
Total	$ 2,948,393
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ -	$ 651,440	$ 30,814	$ 469,646	0.1%
Fidelity Emerging Markets Debt Central Fund	-	1,135,100	51,358	1,006,297	1.0%
Fidelity Emerging Markets Equity Central Fund	3,876,174	2,713,903	290,473	5,838,089	1.4%
Fidelity Floating Rate Central Fund	1,729,435	264,668	102,713	1,838,697	0.1%
Fidelity High Income Central Fund 1	3,610,651	4,522,766	286,833	7,544,165	1.0%
Fidelity Inflation-Protected Bond Index Central Fund	1,732,704	944,529	114,210	2,563,837	0.9%
Fidelity International Equity Central Fund	39,332,329	6,793,978	5,155,498	38,168,699	1.4%
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Real Estate Equity Central Fund	$ -	$ 1,466,246	$ 24,380	$ 1,461,046	0.9%
Fidelity VIP Investment Grade Central Fund	38,764,800	12,347,419	9,517,263	42,961,732	1.0%
Total	$ 89,046,093	$ 30,840,049	$ 15,573,542	$ 101,852,208
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 24,952,499	$ 24,952,499	$ -	$ -
Consumer Staples	3,164,654	3,164,654	-	-
Energy	3,735,934	3,735,934	-	-
Financials	9,830,241	9,830,241	-	-
Health Care	29,881,150	29,368,851	512,299	-
Industrials	13,177,791	13,083,701	94,090	-
Information Technology	20,138,227	19,263,355	874,872	-
Materials	2,350,148	2,350,148	-	-
Telecommunication Services	609,738	208,760	400,978	-
Utilities	537,195	537,195	-	-
U.S. Government and Government Agency Obligations	289,994	-	289,994	-
Fixed-Income Funds	55,914,728	55,914,728	-	-
Money Market Funds	7,781,406	7,781,406	-	-
Equity Funds	45,937,480	45,937,480	-	-
Total Investments in Securities:	$ 218,301,185	$ 216,128,952	$ 2,172,233	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 99,642	$ 99,642	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 99,642	$ -
Total Value of Derivatives	$ 99,642	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	10.7%
AAA,AA,A	3.3%
BBB	5.9%
BB	2.4%
B	1.6%
CCC,CC,C	0.9%
D	0.0%*
Not Rated	0.1%
Equities	70.6%
Short-Term Investments and Net Other Assets	4.5%
100.0%

* Amount represents less than 0.1%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	69.1%
United Kingdom	4.6%
Ireland	2.4%
Japan	2.2%
Netherlands	1.9%
Cayman Islands	1.9%
France	1.7%
Germany	1.5%
Switzerland	1.4%
Bermuda	1.3%
Australia	1.2%
Korea (South)	1.1%
Others (Individually Less Than 1%)	9.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,903,876) - See accompanying schedule: Unaffiliated issuers (cost $75,546,260)	$ 108,667,571
Fidelity Central Funds (cost $110,721,907)	109,633,614
Total Investments (cost $186,268,167)		$ 218,301,185
Cash		23,373
Receivable for investments sold		205,992
Receivable for fund shares sold		9,797
Dividends receivable		19,658
Distributions receivable from Fidelity Central Funds		2,706
Prepaid expenses		547
Other receivables		758
Total assets		218,564,016

Liabilities
Payable for investments purchased	$ 16,499
Payable for fund shares redeemed	361,832
Accrued management fee	99,479
Distribution and service plan fees payable	1,025
Payable for daily variation margin for derivative instruments	66,825
Other affiliated payables	26,795
Other payables and accrued expenses	34,805
Collateral on securities loaned, at value	1,947,456
Total liabilities		2,554,716

Net Assets		$ 216,009,300
Net Assets consist of:
Paid in capital		$ 183,985,625
Undistributed net investment income		7,246
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,132,577
Net Assets		$ 216,009,300

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($122,483,707 ÷ 6,397,007 shares)	$ 19.15

Service Class: Net Asset Value, offering price and redemption price per share ($3,265,444 ÷ 171,598 shares)	$ 19.03

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,572,714 ÷ 188,670 shares)	$ 18.94

Investor Class: Net Asset Value, offering price and redemption price per share ($86,687,435 ÷ 4,548,094 shares)	$ 19.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 985,005
Interest		60
Income from Fidelity Central Funds		2,948,393
Total income		3,933,458

Expenses
Management fee	$ 1,145,473
Transfer agent fees	205,793
Distribution and service plan fees	12,775
Accounting and security lending fees	102,873
Custodian fees and expenses	10,484
Independent trustees' compensation	923
Audit	48,452
Legal	1,533
Miscellaneous	1,326
Total expenses before reductions	1,529,632
Expense reductions	(3,945)	1,525,687
Net investment income (loss)		2,407,771
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,123,912
Fidelity Central Funds	(1,376,836)
Foreign currency transactions	(457)
Futures contracts	508,232
Capital gain distributions from Fidelity Central Funds	4,651
Total net realized gain (loss)		11,259,502
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,267,633)
Assets and liabilities in foreign currencies	(59)
Futures contracts	(88,127)
Total change in net unrealized appreciation (depreciation)		(2,355,819)
Net gain (loss)		8,903,683
Net increase (decrease) in net assets resulting from operations		$ 11,311,454

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,407,771	$ 1,774,763
Net realized gain (loss)	11,259,502	13,360,855
Change in net unrealized appreciation (depreciation)	(2,355,819)	20,156,048
Net increase (decrease) in net assets resulting from operations	11,311,454	35,291,666
Distributions to shareholders from net investment income	(2,311,469)	(1,787,949)
Distributions to shareholders from net realized gain	(166,468)	(498,676)
Total distributions	(2,477,937)	(2,286,625)
Share transactions - net increase (decrease)	14,641,735	(1,458,791)
Total increase (decrease) in net assets	23,475,252	31,546,250

Net Assets
Beginning of period	192,534,048	160,987,798
End of period (including undistributed net investment income of $7,246 and undistributed net investment income of $5,163, respectively)	$ 216,009,300	$ 192,534,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.30	$ 15.14	$ 13.35	$ 14.52	$ 12.66
Income from Investment Operations
Net investment income (loss) C	.23	.17	.19	.22	.16
Net realized and unrealized gain (loss)	.85	3.22	1.87	(1.12)	1.91
Total from investment operations	1.08	3.39	2.06	(.90)	2.07
Distributions from net investment income	(.21)	(.18)	(.21)	(.24)	(.16)
Distributions from net realized gain	(.02)	(.05)	(.06)	(.03)	(.05)
Total distributions	(.23)	(.23)	(.27)	(.27)	(.21)
Net asset value, end of period	$ 19.15	$ 18.30	$ 15.14	$ 13.35	$ 14.52
Total ReturnA, B	5.87%	22.41%	15.45%	(6.17)%	16.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.72%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.70%	.71%	.72%	.72%	.73%
Expenses net of all reductions	.70%	.71%	.71%	.71%	.72%
Net investment income (loss)	1.19%	1.05%	1.29%	1.49%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,484	$ 127,423	$ 116,252	$ 113,899	$ 138,051
Portfolio turnover rateE	38%	52%	59%	71%	68%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 15.04	$ 13.26	$ 14.42	$ 12.58
Income from Investment Operations
Net investment income (loss) C	.21	.16	.17	.20	.14
Net realized and unrealized gain (loss)	.84	3.19	1.86	(1.11)	1.89
Total from investment operations	1.05	3.35	2.03	(.91)	2.03
Distributions from net investment income	(.19)	(.15)	(.20)	(.22)	(.15)
Distributions from net realized gain	(.02)	(.05)	(.06)	(.03)	(.05)
Total distributions	(.21)	(.20)	(.25) G	(.25)	(.19) H
Net asset value, end of period	$ 19.03	$ 18.19	$ 15.04	$ 13.26	$ 14.42
Total ReturnA, B	5.75%	22.34%	15.34%	(6.26)%	16.18%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.82%	.82%	.83%	.84%
Expenses net of fee waivers, if any	.80%	.82%	.82%	.82%	.84%
Expenses net of all reductions	.80%	.81%	.81%	.81%	.82%
Net investment income (loss)	1.09%	.95%	1.19%	1.39%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,265	$ 3,191	$ 3,541	$ 5,654	$ 3,999
Portfolio turnover rateE	38%	52%	59%	71%	68%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.055 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.10	$ 14.97	$ 13.21	$ 14.36	$ 12.51
Income from Investment Operations
Net investment income (loss) C	.17	.12	.14	.17	.12
Net realized and unrealized gain (loss)	.84	3.18	1.84	(1.09)	1.88
Total from investment operations	1.01	3.30	1.98	(.92)	2.00
Distributions from net investment income	(.15)	(.12)	(.17)	(.20)	(.11)
Distributions from net realized gain	(.02)	(.05)	(.06)	(.03)	(.05)
Total distributions	(.17)	(.17)	(.22) G	(.23)	(.15) H
Net asset value, end of period	$ 18.94	$ 18.10	$ 14.97	$ 13.21	$ 14.36
Total ReturnA, B	5.55%	22.09%	15.03%	(6.39)%	16.02%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.03%	1.04%	1.01%	1.02%
Expenses net of fee waivers, if any	1.01%	1.02%	1.04%	1.01%	1.02%
Expenses net of all reductions	1.00%	1.02%	1.03%	1.00%	1.00%
Net investment income (loss)	.88%	.74%	.97%	1.20%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,573	$ 3,626	$ 3,621	$ 3,260	$ 6,046
Portfolio turnover rateE	38%	52%	59%	71%	68%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.22 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.055 per share.

H Total distributions of $.15 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.045 per share.

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.22	$ 15.08	$ 13.30	$ 14.46	$ 12.61
Income from Investment Operations
Net investment income (loss) C	.21	.16	.18	.20	.15
Net realized and unrealized gain (loss)	.85	3.20	1.86	(1.10)	1.90
Total from investment operations	1.06	3.36	2.04	(.90)	2.05
Distributions from net investment income	(.20)	(.17)	(.20)	(.23)	(.15)
Distributions from net realized gain	(.02)	(.05)	(.06)	(.03)	(.05)
Total distributions	(.22)	(.22)	(.26)	(.26)	(.20)
Net asset value, end of period	$ 19.06	$ 18.22	$ 15.08	$ 13.30	$ 14.46
Total ReturnA, B	5.79%	22.30%	15.34%	(6.20)%	16.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.78%	.80%	.81%	.81%	.82%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.11%	.97%	1.21%	1.41%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,687	$ 58,295	$ 37,574	$ 36,235	$ 33,627
Portfolio turnover rateE	38%	52%	59%	71%	68%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .15%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	.15%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures Repurchase Agreements	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00**

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Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Loans & Direct Debt Instruments Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**
Fidelity Real Estate Equity Central Fund	FMRC	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		n/a***
Fidelity VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	.00%**
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than .01%.

*** Not available. Fund commenced operations on November 3, 2014 and has a fiscal year end of September 30.

An unaudited holdings listing for each Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through each Fund's investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 44,038,322
Gross unrealized depreciation	(7,326,077)
Net unrealized appreciation (depreciation) on securities	$ 36,712,245

Tax Cost	$ 181,588,940

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,253
Capital loss carryforward	$ (4,276,335)
Net unrealized appreciation (depreciation) on securities and other investments	$ 36,712,162

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (4,276,335)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 2,477,937	$ 2,286,625

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $508,232 and a change in net unrealized appreciation (depreciation) of $(88,127) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $93,691,288 and $77,445,300, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 3,340
Service Class 2	9,435
$ 12,775

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 88,644
Service Class	2,397
Service Class 2	4,758
Investor Class	109,994
$ 205,793

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,173 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $321 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending

Annual Report

8. Security Lending - continued

income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $403 from securities loaned to FCM. Total security lending income during the period amounted to $25,749.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,945 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 1,342,745	$ 1,223,555
Service Class	32,583	26,731
Service Class 2	28,313	24,103
Investor Class	907,828	513,560
Total	$ 2,311,469	$ 1,787,949
From net realized gain
Initial Class	$ 96,965	$ 335,311
Service Class	2,581	8,656
Service Class 2	2,869	9,703
Investor Class	64,053	145,006
Total	$ 166,468	$ 498,676

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	253,552	254,258	$ 4,879,183	$ 4,235,828
Reinvestment of distributions	74,811	88,376	1,439,710	1,558,866
Shares redeemed	(895,801)	(1,057,265)	(17,160,429)	(17,597,555)
Net increase (decrease)	(567,438)	(714,631)	$ (10,841,536)	$ (11,802,861)
Service Class
Shares sold	14,063	7,813	$ 259,729	$ 123,295
Reinvestment of distributions	1,839	2,020	35,164	35,387
Shares redeemed	(19,750)	(69,763)	(371,841)	(1,172,829)
Net increase (decrease)	(3,848)	(59,930)	$ (76,948)	$ (1,014,147)
Service Class 2
Shares sold	33,664	38,367	$ 633,615	$ 623,037
Reinvestment of distributions	1,638	1,940	31,182	33,806
Shares redeemed	(47,001)	(81,713)	(892,418)	(1,327,456)
Net increase (decrease)	(11,699)	(41,406)	$ (227,621)	$ (670,613)
Investor Class
Shares sold	1,620,922	876,640	$ 30,952,753	$ 14,728,602
Reinvestment of distributions	50,734	37,462	971,881	658,566
Shares redeemed	(323,164)	(206,156)	(6,136,794)	(3,358,338)
Net increase (decrease)	1,348,492	707,946	$ 25,787,840	$ 12,028,830

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide

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Notes to Financial Statements - continued

12. Other - continued

general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 83% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund is carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based eduction company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.]

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class designates 24% and 26%; Service Class designates 24% and 28%; Service Class 2 designates 24% and 36%; and Investor Class designates 24% and 27% of the dividends distributed in February and December 2014 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 4.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2013 and the total expense ratio of Service Class 2 ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0215
1.540207.117

Fidelity® Variable Insurance Products:

Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2035 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2040 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2045 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2050 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom Income PortfolioSM - Initial Class	3.78%	4.97%	4.68%
VIP Freedom Income Portfolio - Service Class	3.69%	4.88%	4.57%
VIP Freedom Income Portfolio - Service Class 2	3.54%	4.71%	4.41%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2005 PortfolioSM - Initial Class	4.30%	6.94%	5.54%
VIP Freedom 2005 Portfolio - Service Class	4.18%	6.83%	5.43%
VIP Freedom 2005 Portfolio - Service Class 2	4.04%	6.68%	5.27%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2010 PortfolioSM - Initial Class	4.53%	8.37%	6.26%
VIP Freedom 2010 Portfolio - Service Class	4.35%	8.24%	6.15%
VIP Freedom 2010 Portfolio - Service Class 2	4.21%	8.08%	5.99%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2015 PortfolioSM - Initial Class	4.70%	8.66%	6.56%
VIP Freedom 2015 Portfolio - Service Class	4.63%	8.57%	6.46%
VIP Freedom 2015 Portfolio - Service Class 2	4.45%	8.40%	6.30%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2020 PortfolioSM - Initial Class	4.82%	9.33%	6.65%
VIP Freedom 2020 Portfolio - Service Class	4.66%	9.24%	6.54%
VIP Freedom 2020 Portfolio - Service Class 2	4.60%	9.08%	6.39%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2025 PortfolioSM - Initial Class	5.06%	10.46%	7.22%
VIP Freedom 2025 Portfolio - Service Class	4.98%	10.35%	7.11%
VIP Freedom 2025 Portfolio - Service Class 2	4.85%	10.20%	6.96%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2030 PortfolioSM - Initial Class	4.96%	10.78%	7.11%
VIP Freedom 2030 Portfolio - Service Class	4.86%	10.68%	7.00%
VIP Freedom 2030 Portfolio - Service Class 2	4.74%	10.53%	6.84%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2035 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2035 PortfolioSM - Initial Class	4.93%	11.45%	16.56%
VIP Freedom 2035 Portfolio - Service Class	4.87%	11.36%	16.45%
VIP Freedom 2035 Portfolio - Service Class 2	4.65%	11.18%	16.27%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2040 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2040 PortfolioSM - Initial Class	4.91%	11.57%	16.80%
VIP Freedom 2040 Portfolio - Service Class	4.83%	11.46%	16.68%
VIP Freedom 2040 Portfolio - Service Class 2	4.70%	11.29%	16.51%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2045 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2045 PortfolioSM - Initial Class	4.95%	11.74%	17.00%
VIP Freedom 2045 Portfolio - Service Class	4.83%	11.62%	16.89%
VIP Freedom 2045 Portfolio - Service Class 2	4.68%	11.47%	16.71%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2050 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2050 PortfolioSM - Initial Class	5.01%	11.79%	17.26%
VIP Freedom 2050 Portfolio - Service Class	4.81%	11.68%	17.13%
VIP Freedom 2050 Portfolio - Service Class 2	4.71%	11.52%	16.96%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Andrew Dierdorf, Co-Portfolio Manager of VIP Freedom Funds, and Brett Sumsion, who became Co-Portfolio Manager on January 21, 2014: For the 12 months ending December 31, 2014, each VIP Freedom Fund posted a positive absolute return that was consistent with its investment goal. The longer-dated Funds, designed for investors with the longest time horizon until retirement, delivered the highest returns. On a relative basis, each Fund lagged its respective Composite index. (For specific Fund results, please refer to the performance section of this report.) Security selection detracted from the Funds' performance versus their respective Composite benchmarks. Allocation decisions were positive overall: a helpful overweighting in U.S. equities was offset by unfavorable security selection there, as the Funds' U.S. equity-fund holdings, in aggregate, underperformed their asset-class benchmark. In particular, underperformance from VIP Equity-Income Portfolio and VIP Growth & Income Portfolio, the Funds' largest holdings, detracted from results. Positioning in non-U.S. equities and an out-of-benchmark allocation to high-yield debt also detracted. Meanwhile, good results from VIP Emerging Markets Portfolio, which posted a positive return versus the negative result for the non-U.S. equity asset class benchmark, partially offset a disappointing result from VIP Overseas Portfolio. During the period, a number of high-quality growth stocks that VIP Overseas Portfolio has owned for some time, particularly among its Internet-related and e-commerce holdings, gave back some gains from previous periods and hurt performance. The Funds' underlying fixed-income investments, in aggregate, also trailed their asset-class benchmark. Allocations to high-yield debt - intended to diversify the Funds and enhance risk-adjusted returns - detracted from results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Freedom Income
Initial Class	.00%
Actual		$ 1,000.00	$ 1,005.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,005.30	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,003.70	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2005
Initial Class	.00%
Actual		$ 1,000.00	$ 1,003.60	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,003.60	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,002.70	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Freedom 2010
Initial Class	.00%
Actual		$ 1,000.00	$ 1,003.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,002.30	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,001.60	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2015
Initial Class	.00%
Actual		$ 1,000.00	$ 1,003.00	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,002.20	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,001.20	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2020
Initial Class	.00%
Actual		$ 1,000.00	$ 1,001.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,000.60	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,000.60	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2025
Initial Class	.00%
Actual		$ 1,000.00	$ 1,000.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,000.30	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 999.70	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Freedom 2030
Initial Class	.00%
Actual		$ 1,000.00	$ 998.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 997.30	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 997.50	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2035
Initial Class	.00%
Actual		$ 1,000.00	$ 996.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 996.60	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 995.40	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2040
Initial Class	.00%
Actual		$ 1,000.00	$ 997.00	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 996.70	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 995.80	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2045
Initial Class	.00%
Actual		$ 1,000.00	$ 996.90	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 996.40	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 995.80	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Freedom 2050
Initial Class	.00%
Actual		$ 1,000.00	$ 997.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 996.60	$ .50
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 996.10	$ 1.26
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

Annual Report

VIP Freedom Income Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	3.2	2.9
VIP Equity-Income Portfolio Initial Class	3.3	3.1
VIP Growth & Income Portfolio Initial Class	3.8	3.5
VIP Growth Portfolio Initial Class	3.2	3.0
VIP Mid Cap Portfolio Initial Class	0.9	0.8
VIP Value Portfolio Initial Class	2.4	2.3
VIP Value Strategies Portfolio Initial Class	1.2	1.1
	18.0	16.7
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	2.5	1.5
VIP Overseas Portfolio Initial Class	5.3	5.7
	7.8	7.2
Bond Funds
VIP High Income Portfolio Initial Class	3.8	6.0
VIP Investment Grade Bond Portfolio Initial Class	44.8	40.1
	48.6	46.1
Short-Term Funds
VIP Money Market Portfolio Initial Class	25.6	30.0

Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	18.0%
International Equity Funds	7.8%
Bond Funds	48.6%
Short-Term Funds	25.6%

Six months ago
Domestic Equity Funds	16.7%
International Equity Funds	7.2%
Bond Funds	46.1%
Short-Term Funds	30.0%

Annual Report

VIP Freedom Income Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 18.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	27,436	$ 1,025,009
VIP Equity-Income Portfolio Initial Class (b)	44,409	1,077,800
VIP Growth & Income Portfolio Initial Class (b)	59,055	1,227,153
VIP Growth Portfolio Initial Class (b)	16,481	1,046,244
VIP Mid Cap Portfolio Initial Class (b)	7,947	299,455
VIP Value Portfolio Initial Class (b)	49,335	791,331
VIP Value Strategies Portfolio Initial Class (b)	25,443	386,476
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,562,447)		5,853,468
International Equity Funds - 7.8%

VIP Emerging Markets Portfolio Initial Class (b)	88,733	807,469
VIP Overseas Portfolio Initial Class (b)	91,994	1,720,288
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,278,636)		2,527,757
Bond Funds - 48.6%

VIP High Income Portfolio Initial Class (b)	220,430	1,216,775
VIP Investment Grade Bond Portfolio Initial Class (b)	1,136,815	14,539,867
TOTAL BOND FUNDS (Cost $15,640,282)		15,756,642
Short-Term Funds - 25.6%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $8,303,172)	8,303,172	$ 8,303,172
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $30,784,537)		32,441,039
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,377)
NET ASSETS - 100%		$ 32,438,662
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 881,526	$ 353,710	$ 289,306	$ 9,640	$ 1,025,009
VIP Emerging Markets Portfolio Initial Class	442,582	532,738	148,708	3,045	807,469
VIP Equity-Income Portfolio Initial Class	891,202	415,528	264,437	30,598	1,077,800
VIP Growth & Income Portfolio Initial Class	1,035,773	439,899	341,452	21,300	1,227,153
VIP Growth Portfolio Initial Class	919,975	382,456	359,774	1,955	1,046,244
VIP High Income Portfolio Initial Class	1,728,037	550,736	1,022,187	72,572	1,216,775
VIP Investment Grade Bond Portfolio Initial Class	11,508,917	5,861,598	3,220,978	319,985	14,539,867
VIP Mid Cap Portfolio Initial Class	264,014	109,197	84,134	772	299,455
VIP Money Market Portfolio Initial Class	8,627,262	2,836,503	3,160,593	866	8,303,172
VIP Overseas Portfolio Initial Class	1,708,577	722,985	547,425	24,944	1,720,288
VIP Value Portfolio Initial Class	672,840	287,018	207,145	10,639	791,331
VIP Value Strategies Portfolio Initial Class	330,099	135,085	97,366	4,028	386,476
Total	$ 29,010,804	$ 12,627,453	$ 9,743,505	$ 500,344	$ 32,441,039
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $30,784,537) - See accompanying schedule		$ 32,441,039
Cash		2
Receivable for investments sold		12,511
Receivable for fund shares sold		7,003
Total assets		32,460,555

Liabilities
Payable for investments purchased	$ 212
Payable for fund shares redeemed	19,303
Distribution and service plan fees payable	2,378
Total liabilities		21,893

Net Assets		$ 32,438,662
Net Assets consist of:
Paid in capital		$ 30,915,135
Undistributed net investment income		10,174
Accumulated undistributed net realized gain (loss) on investments		(143,149)
Net unrealized appreciation (depreciation) on investments		1,656,502
Net Assets		$ 32,438,662

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($17,385,694 ÷ 1,576,425 shares)	$ 11.03

Service Class: Net Asset Value, offering price and redemption price per share ($6,192,610 ÷ 561,432 shares)	$ 11.03

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,860,358 ÷ 806,164 shares)	$ 10.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 500,344

Expenses
Distribution and service plan fees	$ 26,275
Independent trustees' compensation	132
Total expenses before reductions	26,407
Expense reductions	(132)	26,275
Net investment income (loss)		474,069
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(65,447)
Capital gain distributions from underlying funds	75,946
Total net realized gain (loss)		10,499
Change in net unrealized appreciation (depreciation) on underlying funds		612,129
Net gain (loss)		622,628
Net increase (decrease) in net assets resulting from operations		$ 1,096,697

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 474,069	$ 413,397
Net realized gain (loss)	10,499	310,368
Change in net unrealized appreciation (depreciation)	612,129	637,601
Net increase (decrease) in net assets resulting from operations	1,096,697	1,361,366
Distributions to shareholders from net investment income	(463,895)	(415,198)
Distributions to shareholders from net realized gain	(268,988)	(227,373)
Total distributions	(732,883)	(642,571)
Share transactions - net increase (decrease)	3,065,906	5,143,347
Total increase (decrease) in net assets	3,429,720	5,862,142

Net Assets
Beginning of period	29,008,942	23,146,800
End of period (including undistributed net investment income of $10,174 and $0, respectively.)	$ 32,438,662	$ 29,008,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.57	$ 10.21	$ 10.27	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.18	.16	.19	.19
Net realized and unrealized gain (loss)	.23	.40	.50	(.02)	.56
Total from investment operations	.41	.58	.66	.17	.75
Distributions from net investment income	(.17)	(.17)	(.16)	(.19)	(.20)
Distributions from net realized gain	(.10)	(.10)	(.14)	(.04)	(.28)
Total distributions	(.27)	(.26) G	(.30)	(.23)	(.48)
Net asset value, end of period	$ 11.03	$ 10.89	$ 10.57	$ 10.21	$ 10.27
Total ReturnA, B	3.78%	5.55%	6.52%	1.63%	7.49%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.62%	1.67%	1.55%	1.85%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,386	$ 16,980	$ 14,184	$ 10,938	$ 11,165
Portfolio turnover rateD	32%	43%	43%	49%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.097 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.58	$ 10.22	$ 10.28	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.17	.17	.15	.18	.18
Net realized and unrealized gain (loss)	.23	.40	.50	(.02)	.56
Total from investment operations	.40	.57	.65	.16	.74
Distributions from net investment income	(.16)	(.16)	(.15)	(.18)	(.19)
Distributions from net realized gain	(.10)	(.10)	(.14)	(.04)	(.28)
Total distributions	(.26)	(.26)	(.29)	(.22)	(.46) F
Net asset value, end of period	$ 11.03	$ 10.89	$ 10.58	$ 10.22	$ 10.28
Total ReturnA, B	3.69%	5.38%	6.42%	1.56%	7.46%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.52%	1.57%	1.45%	1.75%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,193	$ 4,529	$ 2,467	$ 2,505	$ 172
Portfolio turnover rate D	32%	43%	43%	49%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.46 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.275 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 10.54	$ 10.18	$ 10.24	$ 9.97
Income from Investment Operations
Net investment income (loss) C	.15	.15	.14	.17	.17
Net realized and unrealized gain (loss)	.23	.40	.49	(.03)	.55
Total from investment operations	.38	.55	.63	.14	.72
Distributions from net investment income	(.14)	(.14)	(.13)	(.16)	(.18)
Distributions from net realized gain	(.10)	(.10)	(.14)	(.04)	(.28)
Total distributions	(.24)	(.24)	(.27)	(.20)	(.45) F
Net asset value, end of period	$ 10.99	$ 10.85	$ 10.54	$ 10.18	$ 10.24
Total ReturnA, B	3.54%	5.21%	6.26%	1.39%	7.25%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.37%	1.42%	1.30%	1.60%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,860	$ 7,500	$ 6,495	$ 7,731	$ 7,313
Portfolio turnover rate D	32%	43%	43%	49%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.45 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $.275 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	5.0	5.0
VIP Equity-Income Portfolio Initial Class	5.3	5.2
VIP Growth & Income Portfolio Initial Class	6.0	5.9
VIP Growth Portfolio Initial Class	5.1	5.1
VIP Mid Cap Portfolio Initial Class	1.5	1.5
VIP Value Portfolio Initial Class	3.9	3.8
VIP Value Strategies Portfolio Initial Class	1.9	1.9
	28.7	28.4
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.6	2.5
VIP Overseas Portfolio Initial Class	8.6	9.4
	12.2	11.9
Bond Funds
VIP High Income Portfolio Initial Class	3.8	6.3
VIP Investment Grade Bond Portfolio Initial Class	39.3	33.7
	43.1	40.0
Short-Term Funds
VIP Money Market Portfolio Initial Class	16.0	19.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	28.7%
International Equity Funds	12.2%
Bond Funds	43.1%
Short-Term Funds	16.0%

Six months ago
Domestic Equity Funds	28.4%
International Equity Funds	11.9%
Bond Funds	40.0%
Short-Term Funds	19.7%

Annual Report

VIP Freedom 2005 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 28.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	11,487	$ 429,166
VIP Equity-Income Portfolio Initial Class (b)	18,611	451,699
VIP Growth & Income Portfolio Initial Class (b)	24,754	514,395
VIP Growth Portfolio Initial Class (b)	6,854	435,099
VIP Mid Cap Portfolio Initial Class (b)	3,351	126,267
VIP Value Portfolio Initial Class (b)	20,715	332,265
VIP Value Strategies Portfolio Initial Class (b)	10,792	163,932
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,933,974)		2,452,823
International Equity Funds - 12.2%

VIP Emerging Markets Portfolio Initial Class (b)	33,212	302,225
VIP Overseas Portfolio Initial Class (b)	39,426	737,266
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,063,142)		1,039,491
Bond Funds - 43.1%

VIP High Income Portfolio Initial Class (b)	58,594	323,437
VIP Investment Grade Bond Portfolio Initial Class (b)	262,142	3,352,792
TOTAL BOND FUNDS (Cost $3,676,443)		3,676,229
Short-Term Funds - 16.0%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $1,365,111)	1,365,111	$ 1,365,111
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $8,038,670)		8,533,654
NET OTHER ASSETS (LIABILITIES) - 0.0%		(45)
NET ASSETS - 100%		$ 8,533,609
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 355,021	$ 100,558	$ 61,946	$ 3,984	$ 429,166
VIP Emerging Markets Portfolio Initial Class	175,304	153,370	22,919	1,125	302,225
VIP Equity-Income Portfolio Initial Class	357,123	128,371	51,786	12,695	451,699
VIP Growth & Income Portfolio Initial Class	416,920	132,852	77,858	8,834	514,395
VIP Growth Portfolio Initial Class	373,359	98,648	82,493	800	435,099
VIP High Income Portfolio Initial Class	454,241	110,884	231,979	19,129	323,437
VIP Investment Grade Bond Portfolio Initial Class	2,517,174	1,180,237	427,321	72,823	3,352,792
VIP Mid Cap Portfolio Initial Class	109,010	27,226	15,057	322	126,267
VIP Money Market Portfolio Initial Class	1,515,699	409,866	560,455	146	1,365,111
VIP Overseas Portfolio Initial Class	693,747	215,560	103,636	10,571	737,266
VIP Value Portfolio Initial Class	269,695	83,215	38,716	4,429	332,265
VIP Value Strategies Portfolio Initial Class	135,381	33,547	13,735	1,688	163,932
Total	$ 7,372,674	$ 2,674,334	$ 1,687,901	$ 136,546	$ 8,533,654
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $8,038,670) - See accompanying schedule		$ 8,533,654
Receivable for investments sold		51
Receivable for fund shares sold		195
Total assets		8,533,900

Liabilities
Payable for investments purchased	$ 68
Payable for fund shares redeemed	171
Distribution and service plan fees payable	52
Total liabilities		291

Net Assets		$ 8,533,609
Net Assets consist of:
Paid in capital		$ 8,138,308
Undistributed net investment income		445
Accumulated undistributed net realized gain (loss) on investments		(100,128)
Net unrealized appreciation (depreciation) on investments		494,984
Net Assets		$ 8,533,609

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($8,047,110 ÷ 695,898 shares)	$ 11.56

Service Class: Net Asset Value, offering price and redemption price per share ($407,708 ÷ 35,051 shares)	$ 11.63

Service Class 2: Net Asset Value, offering price and redemption price per share ($78,791 ÷ 6,820 shares)	$ 11.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 136,546

Expenses
Distribution and service plan fees	$ 537
Independent trustees' compensation	34
Total expenses before reductions	571
Expense reductions	(34)	537
Net investment income (loss)		136,009
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(23,760)
Capital gain distributions from underlying funds	30,893
Total net realized gain (loss)		7,133
Change in net unrealized appreciation (depreciation) on underlying funds		198,304
Net gain (loss)		205,437
Net increase (decrease) in net assets resulting from operations		$ 341,446

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 136,009	$ 115,256
Net realized gain (loss)	7,133	178,499
Change in net unrealized appreciation (depreciation)	198,304	386,770
Net increase (decrease) in net assets resulting from operations	341,446	680,525
Distributions to shareholders from net investment income	(135,563)	(115,267)
Distributions to shareholders from net realized gain	(75,085)	(23,784)
Total distributions	(210,648)	(139,051)
Share transactions - net increase (decrease)	1,030,173	432,519
Total increase (decrease) in net assets	1,160,971	973,993

Net Assets
Beginning of period	7,372,638	6,398,645
End of period (including undistributed net investment income of $445 and $0, respectively.)	$ 8,533,609	$ 7,372,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.37	$ 10.56	$ 9.86	$ 10.07	$ 9.34
Income from Investment Operations
Net investment income (loss) C	.20	.17	.18	.22	.18
Net realized and unrealized gain (loss)	.29	.86	.76	(.20)	.87
Total from investment operations	.49	1.03	.94	.02	1.05
Distributions from net investment income	(.19)	(.18)	(.17)	(.19)	(.20)
Distributions from net realized gain	(.11)	(.04)	(.07)	(.04)	(.12)
Total distributions	(.30)	(.22)	(.24)	(.23)	(.32)
Net asset value, end of period	$ 11.56	$ 11.37	$ 10.56	$ 9.86	$ 10.07
Total ReturnA, B	4.30%	9.74%	9.57%	.18%	11.34%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.71%	1.57%	1.72%	2.17%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,047	$ 7,145	$ 5,971	$ 5,224	$ 5,733
Portfolio turnover rate D	21%	54%	30%	54%	42%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 10.57	$ 9.86	$ 10.08	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.19	.16	.17	.21	.17
Net realized and unrealized gain (loss)	.29	.85	.77	(.21)	.87
Total from investment operations	.48	1.01	.94	- F	1.04
Distributions from net investment income	(.18)	(.11)	(.16)	(.18)	(.19)
Distributions from net realized gain	(.11)	(.04)	(.07)	(.04)	(.12)
Total distributions	(.29)	(.14) G	(.23)	(.22)	(.31)
Net asset value, end of period	$ 11.63	$ 11.44	$ 10.57	$ 9.86	$ 10.08
Total ReturnA, B	4.18%	9.60%	9.59%	(.04)%	11.24%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.61%	1.47%	1.62%	2.07%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 408	$ 125	$ 177	$ 95	$ 179
Portfolio turnover rate D	21%	54%	30%	54%	42%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.037 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.36	$ 10.55	$ 9.85	$ 10.08	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.17	.15	.15	.19	.16
Net realized and unrealized gain (loss)	.29	.85	.77	(.20)	.86
Total from investment operations	.46	1.00	.92	(.01)	1.02
Distributions from net investment income	(.16)	(.15)	(.15)	(.18)	(.18)
Distributions from net realized gain	(.11)	(.04)	(.07)	(.04)	(.12)
Total distributions	(.27)	(.19)	(.22)	(.22)	(.29) F
Net asset value, end of period	$ 11.55	$ 11.36	$ 10.55	$ 9.85	$ 10.08
Total ReturnA, B	4.04%	9.46%	9.35%	(.09)%	11.06%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.46%	1.31%	1.48%	1.92%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 79	$ 102	$ 251	$ 226	$ 157
Portfolio turnover rate D	21%	54%	30%	54%	42%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.117 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.1	6.0
VIP Equity-Income Portfolio Initial Class	6.4	6.3
VIP Growth & Income Portfolio Initial Class	7.3	7.1
VIP Growth Portfolio Initial Class	6.2	6.2
VIP Mid Cap Portfolio Initial Class	1.8	1.7
VIP Value Portfolio Initial Class	4.7	4.6
VIP Value Strategies Portfolio Initial Class	2.3	2.3
	34.8	34.2
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.3	3.0
VIP Overseas Portfolio Initial Class	10.9	11.5
	15.2	14.5
Bond Funds
VIP High Income Portfolio Initial Class	3.9	6.4
VIP Investment Grade Bond Portfolio Initial Class	35.6	30.3
	39.5	36.7
Short-Term Funds
VIP Money Market Portfolio Initial Class	10.5	14.6
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	34.8%
International Equity Funds	15.2%
Bond Funds	39.5%
Short-Term Funds	10.5%

Six months ago
Domestic Equity Funds	34.2%
International Equity Funds	14.5%
Bond Funds	36.7%
Short-Term Funds	14.6%

Annual Report

VIP Freedom 2010 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 34.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	481,617	$ 17,993,230
VIP Equity-Income Portfolio Initial Class (b)	779,788	18,925,465
VIP Growth & Income Portfolio Initial Class (b)	1,037,941	21,568,420
VIP Growth Portfolio Initial Class (b)	289,548	18,380,527
VIP Mid Cap Portfolio Initial Class (b)	141,541	5,333,273
VIP Value Portfolio Initial Class (b)	868,229	13,926,397
VIP Value Strategies Portfolio Initial Class (b)	451,372	6,856,342
TOTAL DOMESTIC EQUITY FUNDS (Cost $73,082,989)		102,983,654
International Equity Funds - 15.2%

VIP Emerging Markets Portfolio Initial Class (b)	1,408,666	12,818,859
VIP Overseas Portfolio Initial Class (b)	1,716,651	32,101,367
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $42,830,781)		44,920,226
Bond Funds - 39.5%

VIP High Income Portfolio Initial Class (b)	2,081,197	11,488,205
VIP Investment Grade Bond Portfolio Initial Class (b)	8,235,395	105,330,703
TOTAL BOND FUNDS (Cost $116,980,461)		116,818,908
Short-Term Funds - 10.5%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $31,056,485)	31,056,485	$ 31,056,485
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $263,950,716)		295,779,273
NET OTHER ASSETS (LIABILITIES) - 0.0%		(48,903)
NET ASSETS - 100%		$ 295,730,370
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 16,647,567	$ 2,505,509	$ 2,681,552	$ 168,141	$ 17,993,230
VIP Emerging Markets Portfolio Initial Class	8,186,669	5,791,613	968,705	47,716	12,818,859
VIP Equity-Income Portfolio Initial Class	16,747,109	3,684,188	2,297,699	533,661	18,925,465
VIP Growth & Income Portfolio Initial Class	19,583,629	3,379,645	3,210,364	371,706	21,568,420
VIP Growth Portfolio Initial Class	17,455,242	2,802,443	3,831,300	34,079	18,380,527
VIP High Income Portfolio Initial Class	17,612,716	2,468,584	8,289,282	676,802	11,488,205
VIP Investment Grade Bond Portfolio Initial Class	85,504,368	27,043,248	10,072,329	2,283,392	105,330,703
VIP Mid Cap Portfolio Initial Class	5,069,177	685,765	614,607	13,677	5,333,273
VIP Money Market Portfolio Initial Class	42,788,632	5,058,967	16,791,114	3,782	31,056,485
VIP Overseas Portfolio Initial Class	32,483,675	6,414,575	3,669,565	461,072	32,101,367
VIP Value Portfolio Initial Class	12,610,351	2,196,622	1,661,394	186,291	13,926,397
VIP Value Strategies Portfolio Initial Class	6,305,361	675,533	491,653	70,718	6,856,342
Total	$ 280,994,496	$ 62,706,692	$ 54,579,564	$ 4,851,037	$ 295,779,273
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $263,950,716) - See accompanying schedule		$ 295,779,273
Cash		6
Receivable for investments sold		3,556
Receivable for fund shares sold		66,120
Total assets		295,848,955

Liabilities
Payable for investments purchased	$ 48,110
Payable for fund shares redeemed	21,566
Distribution and service plan fees payable	48,909
Total liabilities		118,585

Net Assets		$ 295,730,370
Net Assets consist of:
Paid in capital		$ 264,900,253
Undistributed net investment income		34,959
Accumulated undistributed net realized gain (loss) on investments		(1,033,399)
Net unrealized appreciation (depreciation) on investments		31,828,557
Net Assets		$ 295,730,370

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($43,380,723 ÷ 3,484,821 shares)	$ 12.45

Service Class: Net Asset Value, offering price and redemption price per share ($28,049,153 ÷ 2,255,711 shares)	$ 12.43

Service Class 2: Net Asset Value, offering price and redemption price per share ($224,300,494 ÷ 18,116,464 shares)	$ 12.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 4,851,037

Expenses
Distribution and service plan fees	$ 574,124
Independent trustees' compensation	1,251
Total expenses before reductions	575,375
Expense reductions	(1,251)	574,124
Net investment income (loss)		4,276,913
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(290,195)
Capital gain distributions from underlying funds	1,312,604
Total net realized gain (loss)		1,022,409
Change in net unrealized appreciation (depreciation) on underlying funds		6,948,502
Net gain (loss)		7,970,911
Net increase (decrease) in net assets resulting from operations		$ 12,247,824

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,276,913	$ 4,113,219
Net realized gain (loss)	1,022,409	4,641,187
Change in net unrealized appreciation (depreciation)	6,948,502	22,424,595
Net increase (decrease) in net assets resulting from operations	12,247,824	31,179,001
Distributions to shareholders from net investment income	(4,247,245)	(4,107,928)
Distributions to shareholders from net realized gain	(4,532,892)	(2,907,571)
Total distributions	(8,780,137)	(7,015,499)
Share transactions - net increase (decrease)	11,313,204	37,971,934
Total increase (decrease) in net assets	14,780,891	62,135,436

Net Assets
Beginning of period	280,949,479	218,814,043
End of period (including undistributed net investment income of $34,959 and $5,291, respectively)	$ 295,730,370	$ 280,949,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 11.15	$ 10.31	$ 10.61	$ 9.77
Income from Investment Operations
Net investment income (loss) C	.21	.22	.23	.24	.24
Net realized and unrealized gain (loss)	.34	1.27	.98	(.26)	1.02
Total from investment operations	.55	1.49	1.21	(.02)	1.26
Distributions from net investment income	(.21)	(.21)	(.21)	(.23)	(.23)
Distributions from net realized gain	(.20)	(.14)	(.16)	(.06)	(.19)
Total distributions	(.40) I	(.34) H	(.37)	(.28) G	(.42)
Net asset value, end of period	$ 12.45	$ 12.30	$ 11.15	$ 10.31	$ 10.61
Total ReturnA, B	4.53%	13.49%	11.78%	(.19)%	12.95%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.67%	1.83%	2.07%	2.27%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,381	$ 44,430	$ 27,416	$ 22,338	$ 22,573
Portfolio turnover rate D	19%	19%	18%	17%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.055 per share.

H Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.139 per share.

I Total distributions of $.40 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.196 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 11.14	$ 10.30	$ 10.60	$ 9.77
Income from Investment Operations
Net investment income (loss) C	.20	.20	.22	.23	.23
Net realized and unrealized gain (loss)	.33	1.28	.98	(.26)	1.01
Total from investment operations	.53	1.48	1.20	(.03)	1.24
Distributions from net investment income	(.19)	(.19)	(.20)	(.22)	(.21)
Distributions from net realized gain	(.20)	(.14)	(.16)	(.06)	(.19)
Total distributions	(.39)	(.33)	(.36)	(.27) G	(.41) F
Net asset value, end of period	$ 12.43	$ 12.29	$ 11.14	$ 10.30	$ 10.60
Total ReturnA, B	4.35%	13.39%	11.69%	(.28)%	12.74%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.57%	1.73%	1.97%	2.17%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,049	$ 27,143	$ 23,896	$ 20,927	$ 19,259
Portfolio turnover rate D	19%	19%	18%	17%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.191 per share.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.24	$ 11.10	$ 10.26	$ 10.56	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.18	.19	.20	.22	.22
Net realized and unrealized gain (loss)	.33	1.27	.98	(.26)	.99
Total from investment operations	.51	1.46	1.18	(.04)	1.21
Distributions from net investment income	(.18)	(.18)	(.19)	(.20)	(.20)
Distributions from net realized gain	(.20)	(.14)	(.16)	(.06)	(.19)
Total distributions	(.37) G	(.32)	(.34) F	(.26)	(.39)
Net asset value, end of period	$ 12.38	$ 12.24	$ 11.10	$ 10.26	$ 10.56
Total ReturnA, B	4.21%	13.20%	11.58%	(.43)%	12.55%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.42%	1.58%	1.82%	2.02%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,300	$ 209,377	$ 167,502	$ 136,353	$ 117,966
Portfolio turnover rate D	19%	19%	18%	17%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.34 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.157 per share.

G Total distributions of $.37 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.196 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.0	6.9
VIP Equity-Income Portfolio Initial Class	7.4	7.2
VIP Growth & Income Portfolio Initial Class	8.5	8.2
VIP Growth Portfolio Initial Class	7.2	7.0
VIP Mid Cap Portfolio Initial Class	2.1	2.0
VIP Value Portfolio Initial Class	5.4	5.3
VIP Value Strategies Portfolio Initial Class	2.7	2.6
	40.3	39.2
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.9	3.6
VIP Overseas Portfolio Initial Class	12.8	13.2
	17.7	16.8
Bond Funds
VIP High Income Portfolio Initial Class	4.0	6.6
VIP Investment Grade Bond Portfolio Initial Class	32.0	27.2
	36.0	33.8
Short-Term Funds
VIP Money Market Portfolio Initial Class	6.0	10.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	40.3%
International Equity Funds	17.7%
Bond Funds	36.0%
Short-Term Funds	6.0%

Six months ago
Domestic Equity Funds	39.2%
International Equity Funds	16.8%
Bond Funds	33.8%
Short-Term Funds	10.2%

Annual Report

VIP Freedom 2015 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 40.3%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	223,836	$ 8,362,521
VIP Equity-Income Portfolio Initial Class (b)	362,511	8,798,141
VIP Growth & Income Portfolio Initial Class (b)	483,341	10,043,820
VIP Growth Portfolio Initial Class (b)	135,136	8,578,430
VIP Mid Cap Portfolio Initial Class (b)	64,705	2,438,071
VIP Value Portfolio Initial Class (b)	402,672	6,458,857
VIP Value Strategies Portfolio Initial Class (b)	207,829	3,156,921
TOTAL DOMESTIC EQUITY FUNDS (Cost $31,868,122)		47,836,761
International Equity Funds - 17.7%

VIP Emerging Markets Portfolio Initial Class (b)	641,740	5,839,832
VIP Overseas Portfolio Initial Class (b)	810,927	15,164,327
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $19,922,152)		21,004,159
Bond Funds - 36.0%

VIP High Income Portfolio Initial Class (b)	850,174	4,692,962
VIP Investment Grade Bond Portfolio Initial Class (b)	2,970,225	37,989,174
TOTAL BOND FUNDS (Cost $42,298,938)		42,682,136
Short-Term Funds - 6.0%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $7,109,197)	7,109,197	$ 7,109,197
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $101,198,409)		118,632,253
NET OTHER ASSETS (LIABILITIES) - 0.0%		(14,920)
NET ASSETS - 100%		$ 118,617,333
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 8,001,284	$ 1,720,650	$ 2,052,505	$ 76,091	$ 8,362,521
VIP Emerging Markets Portfolio Initial Class	3,963,850	2,952,264	1,004,039	21,363	5,839,832
VIP Equity-Income Portfolio Initial Class	8,075,257	2,062,068	1,679,329	242,270	8,798,141
VIP Growth & Income Portfolio Initial Class	9,425,320	2,118,188	2,304,291	168,722	10,043,820
VIP Growth Portfolio Initial Class	8,368,225	2,150,665	2,861,401	15,418	8,578,430
VIP High Income Portfolio Initial Class	7,323,728	1,620,362	4,132,738	272,547	4,692,962
VIP Investment Grade Bond Portfolio Initial Class	30,639,904	13,431,382	7,110,421	813,164	37,989,174
VIP Mid Cap Portfolio Initial Class	2,420,315	524,870	596,355	6,119	2,438,071
VIP Money Market Portfolio Initial Class	11,611,098	2,006,343	6,508,244	990	7,109,197
VIP Overseas Portfolio Initial Class	15,584,370	4,307,694	3,256,676	211,500	15,164,327
VIP Value Portfolio Initial Class	6,066,706	1,444,977	1,403,923	84,253	6,458,857
VIP Value Strategies Portfolio Initial Class	3,018,527	515,174	544,633	32,083	3,156,921
Total	$ 114,498,584	$ 34,854,637	$ 33,454,555	$ 1,944,520	$ 118,632,253
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $101,198,409) - See accompanying schedule		$ 118,632,253
Cash		725
Receivable for investments sold		253,651
Receivable for fund shares sold		1,272
Total assets		118,887,901

Liabilities
Payable for fund shares redeemed	$ 256,637
Distribution and service plan fees payable	13,931
Total liabilities		270,568

Net Assets		$ 118,617,333
Net Assets consist of:
Paid in capital		$ 101,591,150
Undistributed net investment income		13,065
Accumulated undistributed net realized gain (loss) on investments		(420,726)
Net unrealized appreciation (depreciation) on investments		17,433,844
Net Assets		$ 118,617,333

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($39,454,676 ÷ 3,137,146 shares)	$ 12.58

Service Class: Net Asset Value, offering price and redemption price per share ($15,841,978 ÷ 1,261,626 shares)	$ 12.56

Service Class 2: Net Asset Value, offering price and redemption price per share ($63,320,679 ÷ 5,058,144 shares)	$ 12.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 1,944,520

Expenses
Distribution and service plan fees	$ 170,322
Independent trustees' compensation	500
Total expenses before reductions	170,822
Expense reductions	(500)	170,322
Net investment income (loss)		1,774,198
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(61,434)
Capital gain distributions from underlying funds	594,409
Total net realized gain (loss)		532,975
Change in net unrealized appreciation (depreciation) on underlying funds		2,796,078
Net gain (loss)		3,329,053
Net increase (decrease) in net assets resulting from operations		$ 5,103,251

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,774,198	$ 1,787,558
Net realized gain (loss)	532,975	2,016,704
Change in net unrealized appreciation (depreciation)	2,796,078	10,728,968
Net increase (decrease) in net assets resulting from operations	5,103,251	14,533,230
Distributions to shareholders from net investment income	(1,766,365)	(1,804,111)
Distributions to shareholders from net realized gain	(1,976,863)	(1,618,311)
Total distributions	(3,743,228)	(3,422,422)
Share transactions - net increase (decrease)	2,772,488	(269,133)
Total increase (decrease) in net assets	4,132,511	10,841,675

Net Assets
Beginning of period	114,484,822	103,643,147
End of period (including undistributed net investment income of $13,065 and $5,232, respectively)	$ 118,617,333	$ 114,484,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 11.22	$ 10.38	$ 10.70	$ 9.78
Income from Investment Operations
Net investment income (loss) C	.21	.21	.22	.23	.23
Net realized and unrealized gain (loss)	.37	1.39	1.04	(.27)	1.04
Total from investment operations	.58	1.60	1.26	(.04)	1.27
Distributions from net investment income	(.21)	(.22)	(.23)	(.23)	(.23)
Distributions from net realized gain	(.22)	(.18)	(.20)	(.06)	(.13)
Total distributions	(.43)	(.39) G	(.42) H	(.28) I	(.35) J
Net asset value, end of period	$ 12.58	$ 12.43	$ 11.22	$ 10.38	$ 10.70
Total ReturnA, B	4.70%	14.41%	12.23%	(.36)%	13.09%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.68%	1.79%	2.01%	2.16%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,455	$ 41,070	$ 36,449	$ 38,879	$ 39,535
Portfolio turnover rate D	29%	29%	28%	26%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.175 per share.

H Total distributions of $.42 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.195 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.055 per share.

J Total distributions of $.35 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.127 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 11.21	$ 10.37	$ 10.69	$ 9.77
Income from Investment Operations
Net investment income (loss) C	.20	.20	.21	.22	.22
Net realized and unrealized gain (loss)	.37	1.38	1.04	(.26)	1.05
Total from investment operations	.57	1.58	1.25	(.04)	1.27
Distributions from net investment income	(.20)	(.21)	(.22)	(.22)	(.22)
Distributions from net realized gain	(.22)	(.18)	(.20)	(.06)	(.13)
Total distributions	(.42)	(.38) F	(.41) G	(.28)	(.35)
Net asset value, end of period	$ 12.56	$ 12.41	$ 11.21	$ 10.37	$ 10.69
Total ReturnA, B	4.63%	14.24%	12.13%	(.41)%	13.00%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.58%	1.69%	1.91%	2.06%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,842	$ 10,762	$ 6,600	$ 7,743	$ 2,723
Portfolio turnover rate D	29%	29%	28%	26%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.38 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.175 per share.

G Total distributions of $.41 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.37	$ 11.17	$ 10.34	$ 10.65	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.18	.18	.19	.21	.21
Net realized and unrealized gain (loss)	.37	1.38	1.03	(.26)	1.03
Total from investment operations	.55	1.56	1.22	(.05)	1.24
Distributions from net investment income	(.18)	(.19)	(.20)	(.20)	(.20)
Distributions from net realized gain	(.22)	(.18)	(.20)	(.06)	(.13)
Total distributions	(.40)	(.36) F	(.39) G	(.26)	(.33)
Net asset value, end of period	$ 12.52	$ 12.37	$ 11.17	$ 10.34	$ 10.65
Total ReturnA, B	4.45%	14.10%	11.90%	(.52)%	12.79%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.43%	1.54%	1.76%	1.91%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,321	$ 62,652	$ 60,594	$ 55,246	$ 56,112
Portfolio turnover rate D	29%	29%	28%	26%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.36 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.175 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.199 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.8	7.7
VIP Equity-Income Portfolio Initial Class	8.2	8.1
VIP Growth & Income Portfolio Initial Class	9.4	9.1
VIP Growth Portfolio Initial Class	8.0	7.8
VIP Mid Cap Portfolio Initial Class	2.3	2.3
VIP Value Portfolio Initial Class	6.1	5.9
VIP Value Strategies Portfolio Initial Class	2.9	2.9
	44.7	43.8
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.3	3.8
VIP Overseas Portfolio Initial Class	14.0	14.7
	19.3	18.5
Bond Funds
VIP High Income Portfolio Initial Class	4.0	6.6
VIP Investment Grade Bond Portfolio Initial Class	28.5	24.5
	32.5	31.1
Short-Term Funds
VIP Money Market Portfolio Initial Class	3.5	6.6
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	44.7%
International Equity Funds	19.3%
Bond Funds	32.5%
Short-Term Funds	3.5%

Six months ago
Domestic Equity Funds	43.8%
International Equity Funds	18.5%
Bond Funds	31.1%
Short-Term Funds	6.6%

Annual Report

VIP Freedom 2020 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 44.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	1,594,376	$ 59,565,879
VIP Equity-Income Portfolio Initial Class (b)	2,580,003	62,616,674
VIP Growth & Income Portfolio Initial Class (b)	3,433,391	71,345,864
VIP Growth Portfolio Initial Class (b)	957,048	60,753,411
VIP Mid Cap Portfolio Initial Class (b)	468,824	17,665,272
VIP Value Portfolio Initial Class (b)	2,874,742	46,110,861
VIP Value Strategies Portfolio Initial Class (b)	1,475,969	22,419,977
TOTAL DOMESTIC EQUITY FUNDS (Cost $225,250,095)		340,477,938
International Equity Funds - 19.3%

VIP Emerging Markets Portfolio Initial Class (b)	4,427,935	40,294,212
VIP Overseas Portfolio Initial Class (b)	5,720,187	106,967,502
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $136,894,939)		147,261,714
Bond Funds - 32.5%

VIP High Income Portfolio Initial Class (b)	5,530,149	30,526,423
VIP Investment Grade Bond Portfolio Initial Class (b)	16,969,056	217,034,230
TOTAL BOND FUNDS (Cost $250,027,845)		247,560,653
Short-Term Funds - 3.5%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $26,538,252)	26,538,252	$ 26,538,252
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $638,711,131)		761,838,557
NET OTHER ASSETS (LIABILITIES) - 0.0%		(130,949)
NET ASSETS - 100%		$ 761,707,608
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 57,485,863	$ 4,471,517	$ 7,349,737	$ 553,515	$ 59,565,879
VIP Emerging Markets Portfolio Initial Class	28,392,902	14,410,549	1,997,591	149,989	40,294,212
VIP Equity-Income Portfolio Initial Class	58,076,823	6,434,589	4,326,523	1,761,616	62,616,674
VIP Growth & Income Portfolio Initial Class	67,759,370	5,117,675	7,291,689	1,227,366	71,345,864
VIP Growth Portfolio Initial Class	60,074,001	5,109,687	10,987,719	111,771	60,753,411
VIP High Income Portfolio Initial Class	48,287,935	4,662,377	21,650,935	1,800,131	30,526,423
VIP Investment Grade Bond Portfolio Initial Class	177,683,069	48,984,134	15,605,160	4,706,472	217,034,230
VIP Mid Cap Portfolio Initial Class	17,379,772	1,225,440	1,557,465	45,021	17,665,272
VIP Money Market Portfolio Initial Class	47,569,070	6,441,595	27,472,413	4,019	26,538,252
VIP Overseas Portfolio Initial Class	112,048,720	13,031,743	7,528,936	1,523,966	106,967,502
VIP Value Portfolio Initial Class	43,586,683	4,279,494	4,236,070	616,500	46,110,861
VIP Value Strategies Portfolio Initial Class	21,698,160	914,011	1,397,567	230,826	22,419,977
Total	$ 740,042,368	$ 115,082,811	$ 111,401,805	$ 12,731,192	$ 761,838,557
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $638,711,131) - See accompanying schedule		$ 761,838,557
Cash		845
Receivable for investments sold		59,694
Receivable for fund shares sold		592,919
Total assets		762,492,015

Liabilities
Payable for investments purchased	$ 344,359
Payable for fund shares redeemed	312,337
Distribution and service plan fees payable	127,711
Total liabilities		784,407

Net Assets		$ 761,707,608
Net Assets consist of:
Paid in capital		$ 640,391,576
Undistributed net investment income		49,928
Accumulated undistributed net realized gain (loss) on investments		(1,861,322)
Net unrealized appreciation (depreciation) on investments		123,127,426
Net Assets		$ 761,707,608

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($101,533,033 ÷ 7,950,026 shares)	$ 12.77

Service Class: Net Asset Value, offering price and redemption price per share ($76,678,585 ÷ 6,017,144 shares)	$ 12.74

Service Class 2: Net Asset Value, offering price and redemption price per share ($583,495,990 ÷ 45,939,090 shares)	$ 12.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 12,731,192

Expenses
Distribution and service plan fees	$ 1,530,311
Independent trustees' compensation	3,235
Total expenses before reductions	1,533,546
Expense reductions	(3,235)	1,530,311
Net investment income (loss)		11,200,881
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(474,852)
Capital gain distributions from underlying funds	4,301,746
Total net realized gain (loss)		3,826,894
Change in net unrealized appreciation (depreciation) on underlying funds		18,597,644
Net gain (loss)		22,424,538
Net increase (decrease) in net assets resulting from operations		$ 33,625,419

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,200,881	$ 11,187,330
Net realized gain (loss)	3,826,894	13,643,550
Change in net unrealized appreciation (depreciation)	18,597,644	75,308,233
Net increase (decrease) in net assets resulting from operations	33,625,419	100,139,113
Distributions to shareholders from net investment income	(11,161,646)	(11,274,396)
Distributions to shareholders from net realized gain	(13,279,401)	(9,210,708)
Total distributions	(24,441,047)	(20,485,104)
Share transactions - net increase (decrease)	12,605,571	36,361,165
Total increase (decrease) in net assets	21,789,943	116,015,174

Net Assets
Beginning of period	739,917,665	623,902,491
End of period (including undistributed net investment income of $49,928 and $10,693, respectively)	$ 761,707,608	$ 739,917,665

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.61	$ 11.21	$ 10.21	$ 10.59	$ 9.52
Income from Investment Operations
Net investment income (loss) C	.22	.22	.24	.26	.26
Net realized and unrealized gain (loss)	.38	1.56	1.12	(.37)	1.11
Total from investment operations	.60	1.78	1.36	(.11)	1.37
Distributions from net investment income	(.22)	(.22)	(.23)	(.23)	(.22)
Distributions from net realized gain	(.23)	(.16)	(.13)	(.04)	(.08)
Total distributions	(.44) G	(.38)	(.36)	(.27)	(.30)
Net asset value, end of period	$ 12.77	$ 12.61	$ 11.21	$ 10.21	$ 10.59
Total ReturnA, B	4.82%	16.01%	13.38%	(1.03)%	14.49%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.70%	1.84%	2.16%	2.47%	2.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,533	$ 91,328	$ 58,113	$ 47,731	$ 45,225
Portfolio turnover rate D	15%	20%	15%	10%	21%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.44 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.227 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 11.19	$ 10.20	$ 10.58	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.20	.21	.23	.25	.25
Net realized and unrealized gain (loss)	.38	1.56	1.11	(.37)	1.12
Total from investment operations	.58	1.77	1.34	(.12)	1.37
Distributions from net investment income	(.21)	(.21)	(.22)	(.22)	(.21)
Distributions from net realized gain	(.23)	(.16)	(.13)	(.04)	(.08)
Total distributions	(.43) F	(.37)	(.35)	(.26)	(.29)
Net asset value, end of period	$ 12.74	$ 12.59	$ 11.19	$ 10.20	$ 10.58
Total ReturnA, B	4.66%	15.95%	13.19%	(1.12)%	14.52%
Ratios to Average Net Assets D, E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.60%	1.74%	2.06%	2.37%	2.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,679	$ 65,867	$ 45,779	$ 36,818	$ 33,244
Portfolio turnover rate D	15%	20%	15%	10%	21%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.43 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.227 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.54	$ 11.16	$ 10.17	$ 10.55	$ 9.48
Income from Investment Operations
Net investment income (loss) C	.18	.19	.21	.24	.23
Net realized and unrealized gain (loss)	.39	1.54	1.11	(.37)	1.12
Total from investment operations	.57	1.73	1.32	(.13)	1.35
Distributions from net investment income	(.18)	(.19)	(.20)	(.21)	(.20)
Distributions from net realized gain	(.23)	(.16)	(.13)	(.04)	(.08)
Total distributions	(.41)	(.35)	(.33)	(.25)	(.28)
Net asset value, end of period	$ 12.70	$ 12.54	$ 11.16	$ 10.17	$ 10.55
Total ReturnA, B	4.60%	15.63%	13.07%	(1.24)%	14.33%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.45%	1.59%	1.91%	2.22%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 583,496	$ 582,722	$ 520,011	$ 426,477	$ 310,255
Portfolio turnover rate D	15%	20%	15%	10%	21%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.9	8.8
VIP Equity-Income Portfolio Initial Class	9.4	9.2
VIP Growth & Income Portfolio Initial Class	10.7	10.5
VIP Growth Portfolio Initial Class	9.1	9.0
VIP Mid Cap Portfolio Initial Class	2.6	2.6
VIP Value Portfolio Initial Class	6.9	6.8
VIP Value Strategies Portfolio Initial Class	3.4	3.3
	51.0	50.2
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	6.0	4.6
VIP Overseas Portfolio Initial Class	16.2	16.9
	22.2	21.5
Bond Funds
VIP High Income Portfolio Initial Class	4.0	6.8
VIP Investment Grade Bond Portfolio Initial Class	21.5	20.4
	25.5	27.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	1.3	1.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	51.0%
International Equity Funds	22.2%
Bond Funds	25.5%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	50.2%
International Equity Funds	21.5%
Bond Funds	27.2%
Short-Term Funds	1.1%

Annual Report

VIP Freedom 2025 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 51.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	252,905	$ 9,448,520
VIP Equity-Income Portfolio Initial Class (b)	409,363	9,935,230
VIP Growth & Income Portfolio Initial Class (b)	545,326	11,331,875
VIP Growth Portfolio Initial Class (b)	152,176	9,660,133
VIP Mid Cap Portfolio Initial Class (b)	73,009	2,750,969
VIP Value Portfolio Initial Class (b)	454,493	7,290,067
VIP Value Strategies Portfolio Initial Class (b)	234,739	3,565,679
TOTAL DOMESTIC EQUITY FUNDS (Cost $39,024,218)		53,982,473
International Equity Funds - 22.2%

VIP Emerging Markets Portfolio Initial Class (b)	695,300	6,327,228
VIP Overseas Portfolio Initial Class (b)	916,612	17,140,652
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $22,056,038)		23,467,880
Bond Funds - 25.5%

VIP High Income Portfolio Initial Class (b)	776,298	4,285,163
VIP Investment Grade Bond Portfolio Initial Class (b)	1,776,953	22,727,235
TOTAL BOND FUNDS (Cost $27,280,008)		27,012,398
Short-Term Funds - 1.3%
	Shares	Value
VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $1,343,742)	1,343,742	$ 1,343,742
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $89,704,006)		105,806,493
NET OTHER ASSETS (LIABILITIES) - 0.0%		(12,913)
NET ASSETS - 100%		$ 105,793,580
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 8,526,388	$ 2,489,934	$ 2,307,198	$ 88,728	$ 9,448,520
VIP Emerging Markets Portfolio Initial Class	4,226,339	3,282,647	1,100,104	23,920	6,327,228
VIP Equity-Income Portfolio Initial Class	8,618,255	2,997,771	2,023,658	281,480	9,935,230
VIP Growth & Income Portfolio Initial Class	10,054,377	3,030,523	2,620,554	195,898	11,331,875
VIP Growth Portfolio Initial Class	8,908,461	2,795,803	3,026,325	17,862	9,660,133
VIP High Income Portfolio Initial Class	6,160,224	2,342,679	4,080,935	254,487	4,285,163
VIP Investment Grade Bond Portfolio Initial Class	17,405,403	10,295,670	5,578,094	500,273	22,727,235
VIP Mid Cap Portfolio Initial Class	2,562,544	765,157	672,281	7,081	2,750,969
VIP Money Market Portfolio Initial Class	-	2,132,927	789,185	72	1,343,742
VIP Overseas Portfolio Initial Class	16,594,173	6,010,703	3,833,069	246,216	17,140,652
VIP Value Portfolio Initial Class	6,461,681	2,063,129	1,594,979	98,172	7,290,067
VIP Value Strategies Portfolio Initial Class	3,201,074	898,688	709,043	37,073	3,565,679
Total	$ 92,718,919	$ 39,105,631	$ 28,335,425	$ 1,751,262	$ 105,806,493
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $89,704,006) - See accompanying schedule		$ 105,806,493
Cash		3,596
Receivable for investments sold		1,467,596
Receivable for fund shares sold		37,177
Total assets		107,314,862

Liabilities
Payable for fund shares redeemed	$ 1,508,404
Distribution and service plan fees payable	12,878
Total liabilities		1,521,282

Net Assets		$ 105,793,580
Net Assets consist of:
Paid in capital		$ 90,136,013
Accumulated undistributed net realized gain (loss) on investments		(444,920)
Net unrealized appreciation (depreciation) on investments		16,102,487
Net Assets		$ 105,793,580

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($26,136,703 ÷ 1,985,362 shares)	$ 13.16

Service Class: Net Asset Value, offering price and redemption price per share ($30,290,504 ÷ 2,305,243 shares)	$ 13.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($49,366,373 ÷ 3,772,394 shares)	$ 13.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 1,751,262

Expenses
Distribution and service plan fees	$ 140,796
Independent trustees' compensation	420
Total expenses before reductions	141,216
Expense reductions	(420)	140,796
Net investment income (loss)		1,610,466
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	21,749
Capital gain distributions from underlying funds	672,190
Total net realized gain (loss)		693,939
Change in net unrealized appreciation (depreciation) on underlying funds		2,297,020
Net gain (loss)		2,990,959
Net increase (decrease) in net assets resulting from operations		$ 4,601,425

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,610,466	$ 1,503,074
Net realized gain (loss)	693,939	1,765,872
Change in net unrealized appreciation (depreciation)	2,297,020	11,161,093
Net increase (decrease) in net assets resulting from operations	4,601,425	14,430,039
Distributions to shareholders from net investment income	(1,605,249)	(1,503,790)
Distributions to shareholders from net realized gain	(1,979,200)	(1,289,396)
Total distributions	(3,584,449)	(2,793,186)
Share transactions - net increase (decrease)	12,068,974	13,669,826
Total increase (decrease) in net assets	13,085,950	25,306,679

Net Assets
Beginning of period	92,707,630	67,400,951
End of period	$ 105,793,580	$ 92,707,630

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 11.20	$ 10.02	$ 10.49	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.24	.25	.24	.24	.28
Net realized and unrealized gain (loss)	.41	1.97	1.27	(.46)	1.19
Total from investment operations	.65	2.22	1.51	(.22)	1.47
Distributions from net investment income	(.22)	(.23)	(.21)	(.22)	(.21)
Distributions from net realized gain	(.26)	(.20)	(.12)	(.03)	(.06)
Total distributions	(.48)	(.43)	(.33)	(.25)	(.28)G
Net asset value, end of period	$ 13.16	$ 12.99	$ 11.20	$ 10.02	$ 10.49
Total ReturnA, B	5.06%	19.95%	15.11%	(2.11)%	15.79%
Ratios to Average Net Assets F, D
Expenses before reductionsE	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.78%	2.03%	2.17%	2.25%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,137	$ 24,548	$ 17,792	$ 15,537	$ 17,388
Portfolio turnover rateD	29%	30%	34%	21%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.061 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 11.18	$ 10.01	$ 10.49	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.22	.23	.22	.23	.27
Net realized and unrealized gain (loss)	.42	1.98	1.27	(.47)	1.19
Total from investment operations	.64	2.21	1.49	(.24)	1.46
Distributions from net investment income	(.21)	(.22)	(.20)	(.21)	(.21)
Distributions from net realized gain	(.26)	(.20)	(.12)	(.03)	(.06)
Total distributions	(.47)	(.42)	(.32)	(.24)	(.27)
Net asset value, end of period	$ 13.14	$ 12.97	$ 11.18	$ 10.01	$ 10.49
Total ReturnA, B	4.98%	19.89%	14.97%	(2.26)%	15.70%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.68%	1.93%	2.07%	2.16%	2.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,291	$ 21,780	$ 16,558	$ 7,149	$ 1,429
Portfolio turnover rateD	29%	30%	34%	21%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 11.14	$ 9.97	$ 10.44	$ 9.27
Income from Investment Operations
Net investment income (loss) C	.20	.22	.21	.21	.26
Net realized and unrealized gain (loss)	.42	1.96	1.26	(.45)	1.17
Total from investment operations	.62	2.18	1.47	(.24)	1.43
Distributions from net investment income	(.19)	(.20)	(.18)	(.19)	(.20)
Distributions from net realized gain	(.26)	(.20)	(.12)	(.03)	(.06)
Total distributions	(.45)	(.40)	(.30)	(.23)F	(.26)
Net asset value, end of period	$ 13.09	$ 12.92	$ 11.14	$ 9.97	$ 10.44
Total ReturnA, B	4.85%	19.71%	14.80%	(2.35)%	15.47%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.53%	1.78%	1.92%	2.00%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,366	$ 46,379	$ 33,051	$ 25,869	$ 22,782
Portfolio turnover rateD	29%	30%	34%	21%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.23 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.033 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.6	10.4
VIP Equity-Income Portfolio Initial Class	11.1	10.9
VIP Growth & Income Portfolio Initial Class	12.7	12.4
VIP Growth Portfolio Initial Class	10.8	10.7
VIP Mid Cap Portfolio Initial Class	3.1	3.0
VIP Value Portfolio Initial Class	8.1	8.0
VIP Value Strategies Portfolio Initial Class	4.0	3.9
	60.4	59.3
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	6.9	5.4
VIP Overseas Portfolio Initial Class	19.3	20.0
	26.2	25.4
Bond Funds
VIP High Income Portfolio Initial Class	4.1	7.0
VIP Investment Grade Bond Portfolio Initial Class	9.3	8.3
	13.4	15.3
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	60.4%
International Equity Funds	26.2%
Bond Funds	13.4%

Six months ago
Domestic Equity Funds	59.3%
International Equity Funds	25.4%
Bond Funds	15.3%

Annual Report

VIP Freedom 2030 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 60.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	783,791	$ 29,282,420
VIP Equity-Income Portfolio Initial Class (a)	1,268,166	30,778,400
VIP Growth & Income Portfolio Initial Class (a)	1,690,463	35,127,823
VIP Growth Portfolio Initial Class (a)	471,760	29,947,300
VIP Mid Cap Portfolio Initial Class (a)	226,450	8,532,626
VIP Value Portfolio Initial Class (a)	1,407,619	22,578,214
VIP Value Strategies Portfolio Initial Class (a)	727,691	11,053,629
TOTAL DOMESTIC EQUITY FUNDS (Cost $126,020,073)		167,300,412
International Equity Funds - 26.2%

VIP Emerging Markets Portfolio Initial Class (a)	2,097,538	19,087,595
VIP Overseas Portfolio Initial Class (a)	2,866,628	53,605,943
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $69,717,177)		72,693,538
Bond Funds - 13.4%
	Shares	Value
VIP High Income Portfolio Initial Class (a)	2,037,600	$ 11,247,552
VIP Investment Grade Bond Portfolio Initial Class (a)	2,016,560	25,791,800
TOTAL BOND FUNDS (Cost $37,603,654)		37,039,352
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $233,340,904)		277,033,302
NET OTHER ASSETS (LIABILITIES) - 0.0%		(38,261)
NET ASSETS - 100%		$ 276,995,041
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 26,290,743	$ 5,240,504	$ 4,621,875	$ 274,879	$ 29,282,420
VIP Emerging Markets Portfolio Initial Class	12,999,146	8,155,288	1,887,544	72,655	19,087,595
VIP Equity-Income Portfolio Initial Class	26,631,689	6,687,496	3,710,596	876,262	30,778,400
VIP Growth & Income Portfolio Initial Class	31,025,447	6,605,001	5,295,592	611,549	35,127,823
VIP Growth Portfolio Initial Class	27,431,063	6,043,281	6,617,276	55,334	29,947,300
VIP High Income Portfolio Initial Class	16,416,959	4,141,866	8,960,180	671,312	11,247,552
VIP Investment Grade Bond Portfolio Initial Class	13,395,744	15,276,499	3,379,712	568,186	25,791,800
VIP Mid Cap Portfolio Initial Class	7,860,120	1,724,204	1,406,202	22,279	8,532,626
VIP Money Market Portfolio Initial Class 0.01%	-	202,457	202,457	3	-
VIP Overseas Portfolio Initial Class	51,174,972	13,038,718	5,725,901	772,488	53,605,943
VIP Value Portfolio Initial Class	19,932,844	4,692,818	3,256,843	305,705	22,578,214
VIP Value Strategies Portfolio Initial Class	9,842,202	1,911,604	1,307,745	116,422	11,053,629
Total	$ 243,000,929	$ 73,719,736	$ 46,371,923	$ 4,347,074	$ 277,033,302
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $233,340,904) - See accompanying schedule		$ 277,033,302
Cash		15,779
Receivable for investments sold		1,454,668
Receivable for fund shares sold		304,881
Total assets		278,808,630

Liabilities
Payable for investments purchased	$ 189,084
Payable for fund shares redeemed	1,587,515
Distribution and service plan fees payable	36,990
Total liabilities		1,813,589

Net Assets		$ 276,995,041
Net Assets consist of:
Paid in capital		$ 234,643,070
Undistributed net investment income		9,446
Accumulated undistributed net realized gain (loss) on investments		(1,349,873)
Net unrealized appreciation (depreciation) on investments		43,692,398
Net Assets		$ 276,995,041

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($72,242,954 ÷ 5,552,663 shares)	$ 13.01

Service Class: Net Asset Value, offering price and redemption price per share ($53,484,241 ÷ 4,116,566 shares)	$ 12.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($151,267,846 ÷ 11,683,151 shares)	$ 12.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 4,347,074

Expenses
Distribution and service plan fees	$ 394,868
Independent trustees' compensation	1,091
Total expenses before reductions	395,959
Expense reductions	(1,091)	394,868
Net investment income (loss)		3,952,206
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(197,874)
Capital gain distributions from underlying funds	2,056,245
Total net realized gain (loss)		1,858,371
Change in net unrealized appreciation (depreciation) on underlying funds		6,891,326
Net gain (loss)		8,749,697
Net increase (decrease) in net assets resulting from operations		$ 12,701,903

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,952,206	$ 3,522,718
Net realized gain (loss)	1,858,371	4,474,469
Change in net unrealized appreciation (depreciation)	6,891,326	32,087,717
Net increase (decrease) in net assets resulting from operations	12,701,903	40,084,904
Distributions to shareholders from net investment income	(3,942,760)	(3,560,740)
Distributions to shareholders from net realized gain	(4,966,245)	(2,890,634)
Total distributions	(8,909,005)	(6,451,374)
Share transactions - net increase (decrease)	30,231,660	43,511,429
Total increase (decrease) in net assets	34,024,558	77,144,959

Net Assets
Beginning of period	242,970,483	165,825,524
End of period (including undistributed net investment income of $9,446 and $0, respectively)	$ 276,995,041	$ 242,970,483

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.84	$ 10.88	$ 9.70	$ 10.21	$ 9.03
Income from Investment Operations
Net investment income (loss) C	.22	.22	.25	.23	.21
Net realized and unrealized gain (loss)	.41	2.12	1.26	(.49)	1.24
Total from investment operations	.63	2.34	1.51	(.26)	1.45
Distributions from net investment income	(.21)	(.21)	(.23)	(.22)	(.20)
Distributions from net realized gain	(.25)	(.17)	(.10)	(.03)	(.07)
Total distributions	(.46)	(.38)	(.33)	(.25)	(.27)
Net asset value, end of period	$ 13.01	$ 12.84	$ 10.88	$ 9.70	$ 10.21
Total ReturnA, B	4.96%	21.66%	15.58%	(2.60)%	16.08%
Ratios to Average Net Assets F, D
Expenses before reductionsE	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.70%	1.88%	2.39%	2.27%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,243	$ 64,173	$ 39,111	$ 30,601	$ 28,917
Portfolio turnover rateD	18%	30%	17%	16%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 10.87	$ 9.69	$ 10.20	$ 9.02
Income from Investment Operations
Net investment income (loss) C	.21	.21	.24	.22	.20
Net realized and unrealized gain (loss)	.41	2.11	1.26	(.49)	1.24
Total from investment operations	.62	2.32	1.50	(.27)	1.44
Distributions from net investment income	(.19)	(.20)	(.22)	(.21)	(.19)
Distributions from net realized gain	(.25)	(.17)	(.10)	(.03)	(.07)
Total distributions	(.45)F	(.37)	(.32)	(.24)	(.26)
Net asset value, end of period	$ 12.99	$ 12.82	$ 10.87	$ 9.69	$ 10.20
Total ReturnA, B	4.86%	21.50%	15.48%	(2.70)%	16.00%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.60%	1.78%	2.29%	2.17%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,484	$ 46,868	$ 32,295	$ 28,666	$ 23,137
Portfolio turnover rateD	18%	30%	17%	16%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.45 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.254 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 10.83	$ 9.67	$ 10.18	$ 9.00
Income from Investment Operations
Net investment income (loss) C	.19	.19	.23	.21	.19
Net realized and unrealized gain (loss)	.41	2.11	1.23	(.50)	1.24
Total from investment operations	.60	2.30	1.46	(.29)	1.43
Distributions from net investment income	(.18)	(.18)	(.21)	(.19)	(.17)
Distributions from net realized gain	(.25)	(.17)	(.10)	(.03)	(.07)
Total distributions	(.43)	(.35)	(.30)F	(.22)	(.25)G
Net asset value, end of period	$ 12.95	$ 12.78	$ 10.83	$ 9.67	$ 10.18
Total ReturnA, B	4.74%	21.41%	15.18%	(2.83)%	15.89%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.45%	1.63%	2.14%	2.02%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,268	$ 131,930	$ 94,419	$ 59,671	$ 49,574
Portfolio turnover rateD	18%	30%	17%	16%	25%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.30 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.096 per share.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.072 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.3	11.0
VIP Equity-Income Portfolio Initial Class	11.9	11.6
VIP Growth & Income Portfolio Initial Class	13.6	13.2
VIP Growth Portfolio Initial Class	11.6	11.3
VIP Mid Cap Portfolio Initial Class	3.3	3.2
VIP Value Portfolio Initial Class	8.8	8.5
VIP Value Strategies Portfolio Initial Class	4.3	4.2
	64.8	63.0
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	7.3	5.7
VIP Overseas Portfolio Initial Class	20.9	21.3
	28.2	27.0
Bond Funds
VIP High Income Portfolio Initial Class	3.9	7.0
VIP Investment Grade Bond Portfolio Initial Class	3.1	3.0
	7.0	10.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	64.8%
International Equity Funds	28.2%
Bond Funds	7.0%

Six months ago
Domestic Equity Funds	63.0%
International Equity Funds	27.0%
Bond Funds	10.0%

Annual Report

VIP Freedom 2035 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 64.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	46,186	$ 1,725,497
VIP Equity-Income Portfolio Initial Class (a)	74,774	1,814,775
VIP Growth & Income Portfolio Initial Class (a)	99,661	2,070,946
VIP Growth Portfolio Initial Class (a)	27,851	1,768,000
VIP Mid Cap Portfolio Initial Class (a)	13,363	503,509
VIP Value Portfolio Initial Class (a)	83,035	1,331,887
VIP Value Strategies Portfolio Initial Class (a)	42,819	650,424
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,000,269)		9,865,038
International Equity Funds - 28.2%

VIP Emerging Markets Portfolio Initial Class (a)	122,720	1,116,750
VIP Overseas Portfolio Initial Class (a)	169,649	3,172,445
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,386,384)		4,289,195
Bond Funds - 7.0%
	Shares	Value
VIP High Income Portfolio Initial Class (a)	106,658	$ 588,751
VIP Investment Grade Bond Portfolio Initial Class (a)	36,991	473,109
TOTAL BOND FUNDS (Cost $1,087,819)		1,061,860
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,474,472)		15,216,093
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,746)
NET ASSETS - 100%		$ 15,213,347
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 640,327	$ 1,244,987	$ 261,137	$ 15,797	$ 1,725,497
VIP Emerging Markets Portfolio Initial Class	325,159	970,707	162,411	4,142	1,116,750
VIP Equity-Income Portfolio Initial Class	655,181	1,365,459	238,124	50,307	1,814,775
VIP Growth & Income Portfolio Initial Class	759,347	1,488,677	301,121	35,065	2,070,946
VIP Growth Portfolio Initial Class	665,321	1,276,614	300,578	3,209	1,768,000
VIP High Income Portfolio Initial Class	391,568	760,362	532,442	34,513	588,751
VIP Investment Grade Bond Portfolio Initial Class	174,929	549,166	258,749	10,185	473,109
VIP Mid Cap Portfolio Initial Class	189,279	360,712	62,754	1,270	503,509
VIP Money Market Portfolio Initial Class	-	8,489	8,489	-	-
VIP Overseas Portfolio Initial Class	1,238,968	2,625,057	444,664	44,793	3,172,445
VIP Value Portfolio Initial Class	487,649	980,161	181,052	17,541	1,331,887
VIP Value Strategies Portfolio Initial Class	240,059	463,206	77,149	6,648	650,424
Total	$ 5,767,787	$ 12,093,597	$ 2,828,670	$ 223,470	$ 15,216,093
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $14,474,472) - See accompanying schedule		$ 15,216,093
Receivable for investments sold		24,722
Receivable for fund shares sold		1,537
Total assets		15,242,352

Liabilities
Payable for fund shares redeemed	$ 26,259
Distribution and service plan fees payable	2,746
Total liabilities		29,005

Net Assets		$ 15,213,347
Net Assets consist of:
Paid in capital		$ 14,499,874
Undistributed net investment income		544
Accumulated undistributed net realized gain (loss) on investments		(28,692)
Net unrealized appreciation (depreciation) on investments		741,621
Net Assets		$ 15,213,347

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($538,954 ÷ 27,609 shares)	$ 19.52

Service Class: Net Asset Value, offering price and redemption price per share ($1,639,137 ÷ 84,035 shares)	$ 19.51

Service Class 2: Net Asset Value, offering price and redemption price per share ($13,035,256 ÷ 670,777 shares)	$ 19.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 223,470

Expenses
Distribution and service plan fees	$ 24,349
Independent trustees' compensation	45
Total expenses before reductions	24,394
Expense reductions	(45)	24,349
Net investment income (loss)		199,121
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(26,509)
Capital gain distributions from underlying funds	104,827
Total net realized gain (loss)		78,318
Change in net unrealized appreciation (depreciation) on underlying funds		209,879
Net gain (loss)		288,197
Net increase (decrease) in net assets resulting from operations		$ 487,318

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,121	$ 80,289
Net realized gain (loss)	78,318	88,918
Change in net unrealized appreciation (depreciation)	209,879	359,936
Net increase (decrease) in net assets resulting from operations	487,318	529,143
Distributions to shareholders from net investment income	(199,065)	(80,620)
Distributions to shareholders from net realized gain	(156,391)	(41,889)
Total distributions	(355,456)	(122,509)
Share transactions - net increase (decrease)	9,314,575	4,318,971
Total increase (decrease) in net assets	9,446,437	4,725,605

Net Assets
Beginning of period	5,766,910	1,041,305
End of period (including undistributed net investment income of $544 and $0, respectively)	$ 15,213,347	$ 5,766,910

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.16	$ 15.76	$ 13.82	$ 14.74	$ 13.74
Income from Investment Operations
Net investment income (loss) C	.39	.66	.49	.27	.27
Net realized and unrealized gain (loss)	.55	3.24	1.83	(.85)	2.04
Total from investment operations	.94	3.90	2.32	(.58)	2.31
Distributions from net investment income	(.29)	(.29)	(.31)	(.28)	(.28)
Distributions from net realized gain	(.29)	(.20)	(.07)	(.06)	(1.03)
Total distributions	(.58)	(.50) G	(.38)	(.34)	(1.31)
Net asset value, end of period	$ 19.52	$ 19.16	$ 15.76	$ 13.82	$ 14.74
Total ReturnA, B	4.93%	24.84%	16.82%	(3.99)%	17.01%
Ratios to Average Net Assets F, D
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.02%	3.72%	3.20%	1.82%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 539	$ 1,054	$ 128	$ 97	$ 121
Portfolio turnover rate D	26%	31%	19%	38%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.50 per share is comprised of distributions from net investment income of $.292 and distributions from net realized gain of $.204 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.15	$ 15.76	$ 13.82	$ 14.74	$ 13.73
Income from Investment Operations
Net investment income (loss) C	.38	.64	.47	.25	.26
Net realized and unrealized gain (loss)	.55	3.24	1.84	(.85)	2.04
Total from investment operations	.93	3.88	2.31	(.60)	2.30
Distributions from net investment income	(.28)	(.28)	(.30)	(.26)	(.26)
Distributions from net realized gain	(.29)	(.20)	(.07)	(.06)	(1.03)
Total distributions	(.57)	(.49) F	(.37)	(.32)	(1.29)
Net asset value, end of period	$ 19.51	$ 19.15	$ 15.76	$ 13.82	$ 14.74
Total ReturnA, B	4.87%	24.72%	16.71%	(4.10)%	16.97%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.92%	3.62%	3.10%	1.72%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,639	$ 289	$ 105	$ 90	$ 116
Portfolio turnover rate D	26%	31%	19%	38%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.49 per share is comprised of distributions from net investment income of $.283 and distributions from net realized gain of $.204 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 15.73	$ 13.80	$ 14.72	$ 13.73
Income from Investment Operations
Net investment income (loss) C	.34	.62	.45	.23	.24
Net realized and unrealized gain (loss)	.54	3.22	1.84	(.85)	2.03
Total from investment operations	.88	3.84	2.29	(.62)	2.27
Distributions from net investment income	(.26)	(.27)	(.29)	(.24)	(.26)
Distributions from net realized gain	(.29)	(.20)	(.07)	(.06)	(1.03)
Total distributions	(.54) F	(.48) G	(.36)	(.30)	(1.28) H
Net asset value, end of period	$ 19.43	$ 19.09	$ 15.73	$ 13.80	$ 14.72
Total ReturnA, B	4.65%	24.50%	16.61%	(4.25)%	16.76%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.77%	3.48%	2.95%	1.57%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,035	$ 4,423	$ 808	$ 276	$ 211
Portfolio turnover rate D	26%	31%	19%	38%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.54 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.287 per share.

G Total distributions of $.48 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.204 per share.

H Total distributions of $1.28 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $1.029 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.4	11.0
VIP Equity-Income Portfolio Initial Class	11.9	11.6
VIP Growth & Income Portfolio Initial Class	13.6	13.2
VIP Growth Portfolio Initial Class	11.6	11.3
VIP Mid Cap Portfolio Initial Class	3.3	3.2
VIP Value Portfolio Initial Class	8.8	8.5
VIP Value Strategies Portfolio Initial Class	4.3	4.2
	64.9	63.0
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	7.3	5.8
VIP Overseas Portfolio Initial Class	20.9	21.2
	28.2	27.0
Bond Funds
VIP High Income Portfolio Initial Class	3.8	7.0
VIP Investment Grade Bond Portfolio Initial Class	3.1	3.0
	6.9	10.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	64.9%
International Equity Funds	28.2%
Bond Funds	6.9%

Six months ago
Domestic Equity Funds	63.0%
International Equity Funds	27.0%
Bond Funds	10.0%

Annual Report

VIP Freedom 2040 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 64.9%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	110,834	$ 4,140,749
VIP Equity-Income Portfolio Initial Class (a)	179,481	4,355,995
VIP Growth & Income Portfolio Initial Class (a)	239,119	4,968,899
VIP Growth Portfolio Initial Class (a)	66,723	4,235,604
VIP Mid Cap Portfolio Initial Class (a)	32,048	1,207,567
VIP Value Portfolio Initial Class (a)	199,243	3,195,856
VIP Value Strategies Portfolio Initial Class (a)	102,794	1,561,446
TOTAL DOMESTIC EQUITY FUNDS (Cost $20,162,237)		23,666,116
International Equity Funds - 28.2%

VIP Emerging Markets Portfolio Initial Class (a)	293,864	2,674,158
VIP Overseas Portfolio Initial Class (a)	406,574	7,602,926
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $10,164,821)		10,277,084
Bond Funds - 6.9%
	Shares	Value
VIP High Income Portfolio Initial Class (a)	255,112	$ 1,408,220
VIP Investment Grade Bond Portfolio Initial Class (a)	88,425	1,130,954
TOTAL BOND FUNDS (Cost $2,598,089)		2,539,174
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $32,925,147)		36,482,374
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,769)
NET ASSETS - 100%		$ 36,479,605
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 2,460,749	$ 1,836,822	$ 433,077	$ 38,464	$ 4,140,749
VIP Emerging Markets Portfolio Initial Class	1,238,252	1,763,703	290,482	10,060	2,674,158
VIP Equity-Income Portfolio Initial Class	2,495,378	2,160,759	409,789	122,591	4,355,995
VIP Growth & Income Portfolio Initial Class	2,914,207	2,214,520	494,018	85,537	4,968,899
VIP Growth Portfolio Initial Class	2,568,656	1,907,539	589,636	7,798	4,235,604
VIP High Income Portfolio Initial Class	1,504,471	1,194,192	1,228,573	83,642	1,408,220
VIP Investment Grade Bond Portfolio Initial Class	679,618	1,071,761	645,079	24,656	1,130,954
VIP Mid Cap Portfolio Initial Class	733,608	574,402	141,924	3,104	1,207,567
VIP Money Market Portfolio Initial Class	-	22,693	22,692	-	-
VIP Overseas Portfolio Initial Class	4,763,663	4,473,011	991,752	108,940	7,602,926
VIP Value Portfolio Initial Class	1,874,418	1,510,364	318,948	42,836	3,195,856
VIP Value Strategies Portfolio Initial Class	920,617	725,664	153,545	16,285	1,561,446
Total	$ 22,153,637	$ 19,455,430	$ 5,719,515	$ 543,913	$ 36,482,374
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $32,925,147) - See accompanying schedule		$ 36,482,374
Receivable for investments sold		226,543
Receivable for fund shares sold		93,835
Total assets		36,802,752

Liabilities
Payable for fund shares redeemed	$ 320,378
Distribution and service plan fees payable	2,769
Total liabilities		323,147

Net Assets		$ 36,479,605
Net Assets consist of:
Paid in capital		$ 33,038,929
Undistributed net investment income		723
Accumulated undistributed net realized gain (loss) on investments		(117,274)
Net unrealized appreciation (depreciation) on investments		3,557,227
Net Assets		$ 36,479,605

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($15,233,885 ÷ 816,228 shares)	$ 18.66

Service Class: Net Asset Value, offering price and redemption price per share ($12,904,522 ÷ 692,142 shares)	$ 18.64

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,341,198 ÷ 448,640 shares)	$ 18.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 543,913

Expenses
Distribution and service plan fees	$ 25,466
Independent trustees' compensation	124
Total expenses before reductions	25,590
Expense reductions	(124)	25,466
Net investment income (loss)		518,447
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(43,102)
Capital gain distributions from underlying funds	267,464
Total net realized gain (loss)		224,362
Change in net unrealized appreciation (depreciation) on underlying funds		639,214
Net gain (loss)		863,576
Net increase (decrease) in net assets resulting from operations		$ 1,382,023

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 518,447	$ 311,434
Net realized gain (loss)	224,362	349,031
Change in net unrealized appreciation (depreciation)	639,214	2,561,148
Net increase (decrease) in net assets resulting from operations	1,382,023	3,221,613
Distributions to shareholders from net investment income	(517,725)	(313,021)
Distributions to shareholders from net realized gain	(465,973)	(186,661)
Total distributions	(983,698)	(499,682)
Share transactions - net increase (decrease)	13,928,833	10,880,097
Total increase (decrease) in net assets	14,327,158	13,602,028

Net Assets
Beginning of period	22,152,447	8,550,419
End of period (including undistributed net investment income of $723 and $0, respectively)	$ 36,479,605	$ 22,152,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.35	$ 15.03	$ 13.16	$ 14.02	$ 13.82
Income from Investment Operations
Net investment income (loss) C	.34	.38	.42	.35	.20
Net realized and unrealized gain (loss)	.56	3.41	1.81	(.91)	2.15
Total from investment operations	.90	3.79	2.23	(.56)	2.35
Distributions from net investment income	(.28)	(.27)	(.29)	(.27)	(.28)
Distributions from net realized gain	(.31)	(.19)	(.07)	(.02)	(1.87)
Total distributions	(.59)	(.47) G	(.36)	(.30) H	(2.15)
Net asset value, end of period	$ 18.66	$ 18.35	$ 15.03	$ 13.16	$ 14.02
Total ReturnA, B	4.91%	25.29%	16.95%	(4.02)%	17.19%
Ratios to Average Net Assets F, D
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.82%	2.26%	2.91%	2.50%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,234	$ 10,262	$ 3,369	$ 1,559	$ 278
Portfolio turnover rate D	19%	36%	39%	42%	194%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.47 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $.193 per share.

H Total distributions of $.30 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.022 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.33	$ 15.02	$ 13.15	$ 14.02	$ 13.82
Income from Investment Operations
Net investment income (loss) C	.32	.36	.41	.33	.19
Net realized and unrealized gain (loss)	.56	3.40	1.81	(.91)	2.14
Total from investment operations	.88	3.76	2.22	(.58)	2.33
Distributions from net investment income	(.27)	(.26)	(.28)	(.26)	(.26)
Distributions from net realized gain	(.31)	(.19)	(.07)	(.02)	(1.87)
Total distributions	(.57) F	(.45)	(.35)	(.29) G	(2.13)
Net asset value, end of period	$ 18.64	$ 18.33	$ 15.02	$ 13.15	$ 14.02
Total ReturnA, B	4.83%	25.16%	16.88%	(4.17)%	17.05%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.72%	2.16%	2.81%	2.41%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,905	$ 9,076	$ 4,600	$ 1,058	$ 116
Portfolio turnover rate D	19%	36%	39%	42%	194%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.57 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.305 per share.

G Total distributions of $.29 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.022 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.29	$ 15.00	$ 13.15	$ 14.02	$ 13.82
Income from Investment Operations
Net investment income (loss) C	.29	.34	.39	.32	.17
Net realized and unrealized gain (loss)	.56	3.39	1.79	(.92)	2.14
Total from investment operations	.85	3.73	2.18	(.60)	2.31
Distributions from net investment income	(.25)	(.25)	(.27)	(.24)	(.24)
Distributions from net realized gain	(.31)	(.19)	(.07)	(.02)	(1.87)
Total distributions	(.55) F	(.44)	(.33) G	(.27) H	(2.11)
Net asset value, end of period	$ 18.59	$ 18.29	$ 15.00	$ 13.15	$ 14.02
Total ReturnA, B	4.70%	24.99%	16.64%	(4.32)%	16.92%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.57%	2.01%	2.66%	2.25%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,341	$ 2,815	$ 581	$ 137	$ 144
Portfolio turnover rate D	19%	36%	39%	42%	194%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.55 per share is comprised of distributions from net investment income of $.249 and distributions from net realized gain of $.305 per share.

G Total distributions of $.33 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.069 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.022 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.3	11.0
VIP Equity-Income Portfolio Initial Class	11.9	11.6
VIP Growth & Income Portfolio Initial Class	13.6	13.2
VIP Growth Portfolio Initial Class	11.6	11.3
VIP Mid Cap Portfolio Initial Class	3.3	3.2
VIP Value Portfolio Initial Class	8.8	8.5
VIP Value Strategies Portfolio Initial Class	4.3	4.2
	64.8	63.0
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	7.4	5.7
VIP Overseas Portfolio Initial Class	20.8	21.3
	28.2	27.0
Bond Funds
VIP High Income Portfolio Initial Class	3.9	7.0
VIP Investment Grade Bond Portfolio Initial Class	3.1	3.0
	7.0	10.0
Short-Term Funds
VIP Money Market Portfolio Initial Class	0.0	0.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	64.8%
International Equity Funds	28.2%
Bond Funds	7.0%
Short-Term Funds	0.0%

Six months ago
Domestic Equity Funds	63.0%
International Equity Funds	27.0%
Bond Funds	10.0%

Annual Report

VIP Freedom 2045 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 64.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (b)	24,471	$ 914,242
VIP Equity-Income Portfolio Initial Class (b)	39,631	961,856
VIP Growth & Income Portfolio Initial Class (b)	52,812	1,097,436
VIP Growth Portfolio Initial Class (b)	14,733	935,225
VIP Mid Cap Portfolio Initial Class (b)	7,084	266,910
VIP Value Portfolio Initial Class (b)	43,967	705,223
VIP Value Strategies Portfolio Initial Class (b)	22,708	344,932
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,698,664)		5,225,824
International Equity Funds - 28.2%

VIP Emerging Markets Portfolio Initial Class (b)	65,531	596,334
VIP Overseas Portfolio Initial Class (b)	89,845	1,680,108
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,304,034)		2,276,442
Bond Funds - 7.0%
	Shares	Value
VIP High Income Portfolio Initial Class (b)	56,957	$ 314,400
VIP Investment Grade Bond Portfolio Initial Class (b)	19,819	253,487
TOTAL BOND FUNDS (Cost $577,393)		567,887
Short-Term Funds - 0.0%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $79)	79	79
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $7,580,170)		8,070,232
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,517)
NET ASSETS - 100%		$ 8,068,715
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 326,601	$ 610,514	$ 72,964	$ 8,422	$ 914,242
VIP Emerging Markets Portfolio Initial Class	166,319	485,445	45,466	2,209	596,334
VIP Equity-Income Portfolio Initial Class	333,339	691,411	76,381	26,813	961,856
VIP Growth & Income Portfolio Initial Class	388,011	731,718	83,654	18,689	1,097,436
VIP Growth Portfolio Initial Class	336,722	622,672	87,580	1,712	935,225
VIP High Income Portfolio Initial Class	199,421	379,059	246,443	18,394	314,400
VIP Investment Grade Bond Portfolio Initial Class	85,400	307,691	142,899	5,428	253,487
VIP Mid Cap Portfolio Initial Class	96,671	183,157	21,358	677	266,910
VIP Money Market Portfolio Initial Class	-	4,470	4,391	-	79
VIP Overseas Portfolio Initial Class	631,251	1,347,392	174,540	23,892	1,680,108
VIP Value Portfolio Initial Class	248,594	491,419	55,738	9,348	705,223
VIP Value Strategies Portfolio Initial Class	122,454	235,580	25,402	3,543	344,932
Total	$ 2,934,783	$ 6,090,528	$ 1,036,816	$ 119,127	$ 8,070,232
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $7,580,170) - See accompanying schedule		$ 8,070,232
Receivable for investments sold		5
Receivable for fund shares sold		22,352
Total assets		8,092,589

Liabilities
Payable for investments purchased	$ 9,858
Payable for fund shares redeemed	12,500
Distribution and service plan fees payable	1,516
Total liabilities		23,874

Net Assets		$ 8,068,715
Net Assets consist of:
Paid in capital		$ 7,583,741
Undistributed net investment income		193
Accumulated undistributed net realized gain (loss) on investments		(5,281)
Net unrealized appreciation (depreciation) on investments		490,062
Net Assets		$ 8,068,715

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($341,806 ÷ 18,474 shares)	$ 18.50

Service Class: Net Asset Value, offering price and redemption price per share ($364,065 ÷ 19,687 shares)	$ 18.49

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,362,844 ÷ 399,447 shares)	$ 18.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 119,127

Expenses
Distribution and service plan fees	$ 12,889
Independent trustees' compensation	22
Total expenses before reductions	12,911
Expense reductions	(22)	12,889
Net investment income (loss)		106,238
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(6,453)
Capital gain distributions from underlying funds	55,322
Total net realized gain (loss)		48,869
Change in net unrealized appreciation (depreciation) on underlying funds		89,302
Net gain (loss)		138,171
Net increase (decrease) in net assets resulting from operations		$ 244,409

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,238	$ 42,445
Net realized gain (loss)	48,869	54,366
Change in net unrealized appreciation (depreciation)	89,302	251,989
Net increase (decrease) in net assets resulting from operations	244,409	348,800
Distributions to shareholders from net investment income	(106,045)	(42,511)
Distributions to shareholders from net realized gain	(84,124)	(27,647)
Total distributions	(190,169)	(70,158)
Share transactions - net increase (decrease)	5,080,204	1,900,136
Total increase (decrease) in net assets	5,134,444	2,178,778

Net Assets
Beginning of period	2,934,271	755,493
End of period (including undistributed net investment income of $193 and $0, respectively)	$ 8,068,715	$ 2,934,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Income from Investment Operations
Net investment income (loss) C	.40	.52	.44	.27	.24
Net realized and unrealized gain (loss)	.50	3.33	1.84	(.89)	2.14
Total from investment operations	.90	3.85	2.28	(.62)	2.38
Distributions from net investment income	(.28)	(.29)	(.30)	(.28)	(.29)
Distributions from net realized gain	(.30)	(.21)	(.53)	(.34)	(1.34)
Total distributions	(.58)	(.50)	(.83)	(.61)G	(1.63)
Net asset value, end of period	$ 18.50	$ 18.18	$ 14.83	$ 13.38	$ 14.61
Total ReturnA, B	4.95%	26.07%	17.33%	(4.41)%	17.37%
Ratios to Average Net Assets F, D
Expenses before reductionsE	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.14%	3.13%	3.07%	1.88%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342	$ 272	$ 136	$ 95	$ 121
Portfolio turnover rateD	19%	42%	16%	29%	17%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.61 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.18	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Income from Investment Operations
Net investment income (loss) C	.38	.51	.43	.26	.22
Net realized and unrealized gain (loss)	.49	3.33	1.83	(.89)	2.14
Total from investment operations	.87	3.84	2.26	(.63)	2.36
Distributions from net investment income	(.27)	(.27)	(.29)	(.26)	(.28)
Distributions from net realized gain	(.30)	(.21)	(.53)	(.34)	(1.34)
Total distributions	(.56) F	(.49) G	(.81) H	(.60)	(1.61) I
Net asset value, end of period	$ 18.49	$ 18.18	$ 14.83	$ 13.38	$ 14.61
Total ReturnA, B	4.83%	25.96%	17.24%	(4.52)%	17.23%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.04%	3.03%	2.97%	1.78%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 364	$ 169	$ 134	$ 90	$ 117
Portfolio turnover rateD	19%	42%	16%	29%	17%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.56 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.298 per share.

G Total distributions of $.49 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.214 per share.

H Total distributions of $.81 per share is comprised of distributions from net investment income of $.289 and distributions from net realized gain of $.525 per share.

I Total distributions of $1.61 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $1.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 14.81	$ 13.38	$ 14.61	$ 13.85
Income from Investment Operations
Net investment income (loss) C	.35	.49	.41	.23	.20
Net realized and unrealized gain (loss)	.49	3.31	1.83	(.88)	2.15
Total from investment operations	.84	3.80	2.24	(.65)	2.35
Distributions from net investment income	(.25)	(.27)	(.28)	(.25)	(.25)
Distributions from net realized gain	(.30)	(.21)	(.53)	(.34)	(1.34)
Total distributions	(.54) F	(.48)	(.81)	(.58) G	(1.59)
Net asset value, end of period	$ 18.43	$ 18.13	$ 14.81	$ 13.38	$ 14.61
Total ReturnA, B	4.68%	25.76%	17.02%	(4.64)%	17.15%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.89%	2.88%	2.82%	1.63%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,363	$ 2,493	$ 486	$ 143	$ 126
Portfolio turnover rateD	19%	42%	16%	29%	17%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.54 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.298 per share.

G Total distributions of $.58 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.3	11.0
VIP Equity-Income Portfolio Initial Class	11.9	11.6
VIP Growth & Income Portfolio Initial Class	13.6	13.2
VIP Growth Portfolio Initial Class	11.6	11.3
VIP Mid Cap Portfolio Initial Class	3.3	3.2
VIP Value Portfolio Initial Class	8.8	8.5
VIP Value Strategies Portfolio Initial Class	4.3	4.2
	64.8	63.0
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	7.4	5.7
VIP Overseas Portfolio Initial Class	20.8	21.3
	28.2	27.0
Bond Funds
VIP High Income Portfolio Initial Class	3.9	7.0
VIP Investment Grade Bond Portfolio Initial Class	3.1	3.0
	7.0	10.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	64.8%
International Equity Funds	28.2%
Bond Funds	7.0%

Six months ago
Domestic Equity Funds	63.0%
International Equity Funds	27.0%
Bond Funds	10.0%

Annual Report

VIP Freedom 2050 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 64.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	33,394	$ 1,247,615
VIP Equity-Income Portfolio Initial Class (a)	54,080	1,312,510
VIP Growth & Income Portfolio Initial Class (a)	72,055	1,497,298
VIP Growth Portfolio Initial Class (a)	20,104	1,276,213
VIP Mid Cap Portfolio Initial Class (a)	9,641	363,275
VIP Value Portfolio Initial Class (a)	60,021	962,734
VIP Value Strategies Portfolio Initial Class (a)	30,939	469,968
TOTAL DOMESTIC EQUITY FUNDS (Cost $6,365,047)		7,129,613
International Equity Funds - 28.2%

VIP Emerging Markets Portfolio Initial Class (a)	88,782	807,918
VIP Overseas Portfolio Initial Class (a)	122,537	2,291,444
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,114,749)		3,099,362
Bond Funds - 7.0%
	Shares	Value
VIP High Income Portfolio Initial Class (a)	77,258	$ 426,466
VIP Investment Grade Bond Portfolio Initial Class (a)	26,881	343,805
TOTAL BOND FUNDS (Cost $783,703)		770,271
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $10,263,499)		10,999,246
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,482)
NET ASSETS - 100%		$ 10,997,764
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 493,030	$ 820,821	$ 136,908	$ 11,361	$ 1,247,615
VIP Emerging Markets Portfolio Initial Class	249,508	663,077	95,125	2,981	807,918
VIP Equity-Income Portfolio Initial Class	503,165	926,668	141,032	36,129	1,312,510
VIP Growth & Income Portfolio Initial Class	585,000	983,655	159,076	25,157	1,497,298
VIP Growth Portfolio Initial Class	512,072	862,521	187,507	2,307	1,276,213
VIP High Income Portfolio Initial Class	307,724	479,235	339,725	24,812	426,466
VIP Investment Grade Bond Portfolio Initial Class	133,777	396,997	192,050	7,353	343,805
VIP Mid Cap Portfolio Initial Class	145,877	245,212	39,222	910	363,275
VIP Money Market Portfolio Initial Class	-	6,031	6,031	-	-
VIP Overseas Portfolio Initial Class	948,854	1,787,454	277,872	32,188	2,291,444
VIP Value Portfolio Initial Class	375,450	660,286	104,366	12,550	962,734
VIP Value Strategies Portfolio Initial Class	184,653	311,429	44,275	4,760	469,968
Total	$ 4,439,110	$ 8,143,386	$ 1,723,189	$ 160,508	$ 10,999,246
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $10,263,499) - See accompanying schedule		$ 10,999,246
Receivable for fund shares sold		83,539
Total assets		11,082,785

Liabilities
Payable for investments purchased	$ 68,943
Payable for fund shares redeemed	14,597
Distribution and service plan fees payable	1,481
Total liabilities		85,021

Net Assets		$ 10,997,764
Net Assets consist of:
Paid in capital		$ 10,279,846
Undistributed net investment income		2,245
Accumulated undistributed net realized gain (loss) on investments		(20,074)
Net unrealized appreciation (depreciation) on investments		735,747
Net Assets		$ 10,997,764

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($1,684,158 ÷ 99,917 shares)	$ 16.86

Service Class: Net Asset Value, offering price and redemption price per share ($2,878,003 ÷ 170,965 shares)	$ 16.83

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,435,603 ÷ 383,136 shares)	$ 16.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 160,508

Expenses
Distribution and service plan fees	$ 13,349
Independent trustees' compensation	32
Total expenses before reductions	13,381
Expense reductions	(32)	13,349
Net investment income (loss)		147,159
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(18,045)
Capital gain distributions from underlying funds	75,616
Total net realized gain (loss)		57,571
Change in net unrealized appreciation (depreciation) on underlying funds		159,195
Net gain (loss)		216,766
Net increase (decrease) in net assets resulting from operations		$ 363,925

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 147,159	$ 53,200
Net realized gain (loss)	57,571	78,122
Change in net unrealized appreciation (depreciation)	159,195	408,501
Net increase (decrease) in net assets resulting from operations	363,925	539,823
Distributions to shareholders from net investment income	(144,914)	(53,488)
Distributions to shareholders from net realized gain	(119,127)	(39,156)
Total distributions	(264,041)	(92,644)
Share transactions - net increase (decrease)	6,459,204	2,670,262
Total increase (decrease) in net assets	6,559,088	3,117,441

Net Assets
Beginning of period	4,438,676	1,321,235
End of period (including undistributed net investment income of $2,245 and $0, respectively)	$ 10,997,764	$ 4,438,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 13.41	$ 13.34	$ 15.82	$ 14.01
Income from Investment Operations
Net investment income (loss) C	.35	.37	.47	.26	.39
Net realized and unrealized gain (loss)	.47	3.16	1.72	(1.03)	2.06
Total from investment operations	.82	3.53	2.19	(.77)	2.45
Distributions from net investment income	(.25)	(.22)	(.28)	(.28)	(.28)
Distributions from net realized gain	(.27)	(.18)	(1.84)	(1.43)	(.36)
Total distributions	(.51) G	(.39) H	(2.12)	(1.71)	(.64)
Net asset value, end of period	$ 16.86	$ 16.55	$ 13.41	$ 13.34	$ 15.82
Total ReturnA, B	5.01%	26.44%	17.64%	(4.93)%	17.58%
Ratios to Average Net Assets F, D
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.06%	2.42%	3.57%	1.67%	2.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,684	$ 880	$ 441	$ 253	$ 666
Portfolio turnover rate D	22%	59%	24%	92%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.266 per share.

H Total distributions of $.39 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.175 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.54	$ 13.41	$ 13.34	$ 15.82	$ 14.00
Income from Investment Operations
Net investment income (loss) C	.33	.35	.46	.25	.37
Net realized and unrealized gain (loss)	.46	3.17	1.73	(1.04)	2.07
Total from investment operations	.79	3.52	2.19	(.79)	2.44
Distributions from net investment income	(.24)	(.21)	(.27)	(.26)	(.26)
Distributions from net realized gain	(.27)	(.18)	(1.84)	(1.43)	(.36)
Total distributions	(.50) F	(.39)	(2.12) G	(1.69)	(.62)
Net asset value, end of period	$ 16.83	$ 16.54	$ 13.41	$ 13.34	$ 15.82
Total ReturnA, B	4.81%	26.32%	17.59%	(5.06)%	17.53%
Ratios to Average Net Assets E, D
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.96%	2.32%	3.47%	1.57%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,878	$ 1,892	$ 490	$ 91	$ 118
Portfolio turnover rate D	22%	59%	24%	92%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.50 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.266 per share.

G Total distributions of $2.12 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $1.843 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 13.39	$ 13.33	$ 15.81	$ 14.00
Income from Investment Operations
Net investment income (loss) C	.30	.33	.43	.22	.35
Net realized and unrealized gain (loss)	.47	3.16	1.73	(1.02)	2.06
Total from investment operations	.77	3.49	2.16	(.80)	2.41
Distributions from net investment income	(.22)	(.19)	(.26)	(.25)	(.24)
Distributions from net realized gain	(.27)	(.18)	(1.84)	(1.43)	(.36)
Total distributions	(.48) F	(.37)	(2.10)	(1.68)	(.60)
Net asset value, end of period	$ 16.80	$ 16.51	$ 13.39	$ 13.33	$ 15.81
Total ReturnA, B	4.71%	26.13%	17.38%	(5.16)%	17.30%
Ratios to Average Net Assets E, D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.81%	2.17%	3.32%	1.42%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,436	$ 1,666	$ 390	$ 163	$ 142
Portfolio turnover rate D	22%	59%	24%	92%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.48 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.266 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP Freedom Income	$ 30,916,465	$ 1,785,105	$ (260,531)	$ 1,524,574
VIP Freedom 2005	8,130,827	574,085	(171,258)	402,827
VIP Freedom 2010	265,057,093	35,238,243	(4,516,063)	30,722,180
VIP Freedom 2015	101,829,146	18,953,098	(2,149,991)	16,803,107
VIP Freedom 2020	641,010,876	132,638,539	(11,810,858)	120,827,681
VIP Freedom 2025	90,326,152	16,913,915	(1,433,574)	15,480,341
VIP Freedom 2030	234,939,747	46,481,707	(4,388,152)	42,093,555
VIP Freedom 2035	14,511,222	979,654	(274,783)	704,871
VIP Freedom 2040	33,057,961	3,877,115	(452,702)	3,424,413
VIP Freedom 2045	7,590,280	613,708	(133,756)	479,952
VIP Freedom 2050	10,291,955	887,068	(179,777)	707,291

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$ 13,577	$ -	$ (14,624)	$ 1,524,574
VIP Freedom 2005	796	-	(8,322)	402,827
VIP Freedom 2010	107,937	-	-	30,722,180
VIP Freedom 2015	129,962	93,115	-	16,803,107
VIP Freedom 2020	488,352	-	-	120,827,681
VIP Freedom 2025	16,080	161,146	-	15,480,341
VIP Freedom 2030	258,416	-	-	42,093,555
VIP Freedom 2035	544	8,056	-	704,871
VIP Freedom 2040	1,583	14,681	-	3,424,413
VIP Freedom 2045	636	4,387	-	479,952
VIP Freedom 2050	3,064	7,563	-	707,291

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
VIP Freedom Income	$ -	$ (14,624)	$ (14,624)	$ (14,624)
VIP Freedom 2005	-	(8,322)	(8,322)	(8,322)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 519,023	$ 213,860	$ 732,883
VIP Freedom 2005	160,902	49,746	210,648
VIP Freedom 2010	5,739,394	3,040,743	8,780,137
VIP Freedom 2015	2,321,440	1,421,788	3,743,228
VIP Freedom 2020	15,090,674	9,350,373	24,441,047
VIP Freedom 2025	2,493,078	1,091,371	3,584,449
VIP Freedom 2030	5,893,022	3,015,983	8,909,005
VIP Freedom 2035	295,138	60,318	355,456
VIP Freedom 2040	758,484	225,214	983,698
VIP Freedom 2045	157,061	33,108	190,169
VIP Freedom 2050	220,719	43,322	264,041
December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 492,822	$ 149,749	$ 642,571
VIP Freedom 2005	139,051	-	139,051
VIP Freedom 2010	5,280,196	1,735,303	7,015,499
VIP Freedom 2015	2,311,732	1,110,690	3,422,422
VIP Freedom 2020	15,082,779	5,402,325	20,485,104
VIP Freedom 2025	2,060,637	732,549	2,793,186
VIP Freedom 2030	5,078,567	1,372,807	6,451,374
VIP Freedom 2035	115,339	7,170	122,509
VIP Freedom 2040	453,677	46,005	499,682
VIP Freedom 2045	65,734	4,424	70,158
VIP Freedom 2050	84,151	8,493	92,644

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	12,627,453	9,743,505
VIP Freedom 2005	2,674,334	1,687,901
VIP Freedom 2010	62,706,692	54,579,564
VIP Freedom 2015	34,854,637	33,454,555
VIP Freedom 2020	115,082,811	111,401,805
VIP Freedom 2025	39,105,631	28,335,425
VIP Freedom 2030	73,719,736	46,371,923
VIP Freedom 2035	12,093,597	2,828,670
VIP Freedom 2040	19,455,430	5,719,515
VIP Freedom 2045	6,090,528	1,036,816
VIP Freedom 2050	8,143,386	1,723,189

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$ 5,006	$ 21,269	$ 26,275
VIP Freedom 2005	334	203	537
VIP Freedom 2010	27,301	546,823	574,124
VIP Freedom 2015	12,374	157,948	170,322
VIP Freedom 2020	68,871	1,461,440	1,530,311
VIP Freedom 2025	27,020	113,776	140,796
VIP Freedom 2030	49,326	345,542	394,868
VIP Freedom 2035	964	23,385	24,349
VIP Freedom 2040	11,049	14,417	25,466
VIP Freedom 2045	226	12,663	12,889
VIP Freedom 2050	1,993	11,356	13,349

Other. During the period the following Funds were reimbursed by the investment adviser for certain losses:

Amount
VIP Freedom Income	$ 392
VIP Freedom 2010	657
VIP Freedom 2015	1,066
VIP Freedom 2020	7,583
VIP Freedom 2025	1,405
VIP Freedom 2030	8,895
VIP Freedom 2040	3,290
VIP Freedom 2045	1,109
VIP Freedom 2050	1,211

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Income
Initial Class	-%	$ 75
Service Class	.10%	21
Service Class 2.25%		36

Annual Report

5. Expenses Reductions - continued

	Expense Limitations	Reimbursement
VIP Freedom 2005
Initial Class	-%	$ 33
Service Class	.10%	1
Service Class 2.25%		-
VIP Freedom 2010
Initial Class	-%	192
Service Class	.10%	117
Service Class 2.25%		942
VIP Freedom 2015
Initial Class	-%	174
Service Class	.10%	53
Service Class 2.25%		273
VIP Freedom 2020
Initial Class	-%	418
Service Class	.10%	297
Service Class 2.25%		2,520
VIP Freedom 2025
Initial Class	-%	110
Service Class	.10%	116
Service Class 2.25%		194
VIP Freedom 2030
Initial Class	-%	290
Service Class	.10%	211
Service Class 2.25%		590
VIP Freedom 2035
Initial Class	-%	3
Service Class	.10%	4
Service Class 2.25%		38
VIP Freedom 2040
Initial Class	-%	54
Service Class	.10%	46
Service Class 2.25%		24
VIP Freedom 2045
Initial Class	-%	1
Service Class	.10%	1
Service Class 2.25%		20
VIP Freedom 2050
Initial Class	-%	5
Service Class	.10%	8
Service Class 2.25%		19

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
VIP Freedom Income
From net investment income
Initial Class	$ 262,491	$ 255,596
Service Class	88,443	65,076
Service Class 2	112,961	94,526
Total	$ 463,895	$ 415,198

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
VIP Freedom Income
From net realized gain
Initial Class	$ 154,449	$ 131,752
Service Class	42,797	28,487
Service Class 2	71,742	67,134
Total	$ 268,988	$ 227,373
VIP Freedom 2005
From net investment income
Initial Class	$ 128,377	$ 112,762
Service Class	6,128	1,176
Service Class 2	1,058	1,329
Total	$ 135,563	$ 115,267
From net realized gain
Initial Class	$ 70,498	$ 23,051
Service Class	3,684	407
Service Class 2	903	326
Total	$ 75,085	$ 23,784
VIP Freedom 2010
From net investment income
Initial Class	$ 704,165	$ 728,350
Service Class	429,735	422,544
Service Class 2	3,113,345	2,957,034
Total	$ 4,247,245	$ 4,107,928
From net realized gain
Initial Class	$ 698,347	$ 394,542
Service Class	424,495	302,244
Service Class 2	3,410,050	2,210,785
Total	$ 4,532,892	$ 2,907,571
VIP Freedom 2015
From net investment income
Initial Class	$ 655,980	$ 700,891
Service Class	244,819	177,530
Service Class 2	865,566	925,690
Total	$ 1,766,365	$ 1,804,111
From net realized gain
Initial Class	$ 691,468	$ 570,080
Service Class	202,514	129,859
Service Class 2	1,082,881	918,372
Total	$ 1,976,863	$ 1,618,311
VIP Freedom 2020
From net investment income
Initial Class	$ 1,679,710	$ 1,550,848
Service Class	1,185,964	1,066,976
Service Class 2	8,295,972	8,656,572
Total	$ 11,161,646	$ 11,274,396
From net realized gain
Initial Class	$ 1,649,471	$ 984,904
Service Class	1,226,045	735,382
Service Class 2	10,403,885	7,490,422
Total	$ 13,279,401	$ 9,210,708

Annual Report

6. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
VIP Freedom 2025
From net investment income
Initial Class	$ 425,688	$ 419,762
Service Class	475,300	371,669
Service Class 2	704,261	712,359
Total	$ 1,605,249	$ 1,503,790
From net realized gain
Initial Class	$ 504,076	$ 339,026
Service Class	512,120	305,689
Service Class 2	963,004	644,681
Total	$ 1,979,200	$ 1,289,396
VIP Freedom 2030
From net investment income
Initial Class	$ 1,123,914	$ 1,021,484
Service Class	776,962	708,478
Service Class 2	2,041,884	1,830,778
Total	$ 3,942,760	$ 3,560,740
From net realized gain
Initial Class	$ 1,285,630	$ 716,739
Service Class	960,757	552,081
Service Class 2	2,719,858	1,621,814
Total	$ 4,966,245	$ 2,890,634
VIP Freedom 2035
From net investment income
Initial Class	$ 9,169	$ 15,527
Service Class	23,173	4,181
Service Class 2	166,723	60,912
Total	$ 199,065	$ 80,620
From net realized gain
Initial Class	$ 11,230	$ 7,160
Service Class	12,893	2,358
Service Class 2	132,268	32,371
Total	$ 156,391	$ 41,889
VIP Freedom 2040
From net investment income
Initial Class	$ 225,564	$ 147,607
Service Class	183,653	128,484
Service Class 2	108,508	36,930
Total	$ 517,725	$ 313,021
From net realized gain
Initial Class	$ 206,415	$ 83,140
Service Class	172,404	82,004
Service Class 2	87,154	21,517
Total	$ 465,973	$ 186,661
VIP Freedom 2045
From net investment income
Initial Class	$ 5,234	$ 4,212
Service Class	5,167	2,508
Service Class 2	95,644	35,791
Total	$ 106,045	$ 42,511
From net realized gain
Initial Class	$ 4,305	$ 2,788
Service Class	3,986	1,959
Service Class 2	75,833	22,900
Total	$ 84,124	$ 27,647

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
VIP Freedom 2050
From net investment income
Initial Class	$ 24,335	$ 11,234
Service Class	39,473	23,546
Service Class 2	81,106	18,708
Total	$ 144,914	$ 53,488
From net realized gain
Initial Class	$ 19,643	$ 8,296
Service Class	35,809	15,999
Service Class 2	63,675	14,861
Total	$ 119,127	$ 39,156

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
VIP Freedom Income
Initial Class
Shares sold	375,885	697,498	$ 4,159,554	$ 7,508,739
Reinvestment of distributions	37,909	35,816	416,940	387,348
Shares redeemed	(397,094)	(515,273)	(4,398,794)	(5,550,243)
Net increase (decrease)	16,700	218,041	$ 177,700	$ 2,345,844
Service Class
Shares sold	313,956	251,595	$ 3,474,181	$ 2,738,723
Reinvestment of distributions	11,923	8,639	131,240	93,563
Shares redeemed	(180,302)	(77,622)	(1,981,326)	(837,256)
Net increase (decrease)	145,577	182,612	$ 1,624,095	$ 1,995,030
Service Class 2
Shares sold	358,308	385,422	$ 3,948,810	$ 4,123,984
Reinvestment of distributions	16,846	15,025	184,703	161,660
Shares redeemed	(260,148)	(325,641)	(2,869,402)	(3,483,171)
Net increase (decrease)	115,006	74,806	$ 1,264,111	$ 802,473
VIP Freedom 2005
Initial Class
Shares sold	111,193	165,892	$ 1,282,516	$ 1,831,685
Reinvestment of distributions	17,218	11,966	198,875	135,813
Shares redeemed	(60,760)	(114,913)	(703,354)	(1,264,764)
Net increase (decrease)	67,651	62,945	$ 778,037	$ 702,734
Service Class
Shares sold	49,405	117,100	$ 569,553	$ 1,267,819
Reinvestment of distributions	845	139	9,812	1,583
Shares redeemed	(26,163)	(123,064)	(303,043)	(1,382,013)
Net increase (decrease)	24,087	(5,825)	$ 276,322	$ (112,611)
Service Class 2
Shares sold	1,015	6,220	$ 11,729	$ 67,155
Reinvestment of distributions	170	146	1,961	1,655
Shares redeemed	(3,325)	(21,164)	(37,876)	(226,414)
Net increase (decrease)	(2,140)	(14,798)	$ (24,186)	$ (157,604)
VIP Freedom 2010
Initial Class
Shares sold	817,145	1,986,285	$ 10,159,087	$ 23,305,406
Reinvestment of distributions	113,210	92,885	1,402,512	1,122,892
Shares redeemed	(1,057,832)	(924,715)	(13,187,201)	(10,962,841)
Net increase (decrease)	(127,477)	1,154,455	$ (1,625,602)	$ 13,465,457

Annual Report

7. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
VIP Freedom 2010
Service Class
Shares sold	505,198	699,448	$ 6,309,044	$ 8,320,948
Reinvestment of distributions	68,995	60,386	854,230	724,788
Shares redeemed	(527,518)	(695,038)	(6,548,142)	(8,178,280)
Net increase (decrease)	46,675	64,796	$ 615,132	$ 867,456
Service Class 2
Shares sold	1,910,653	2,966,063	$ 23,611,898	$ 34,666,277
Reinvestment of distributions	529,283	432,321	6,523,395	5,167,819
Shares redeemed	(1,435,390)	(1,376,502)	(17,811,619)	(16,195,075)
Net increase (decrease)	1,004,546	2,021,882	$ 12,323,674	$ 23,639,021
VIP Freedom 2015
Initial Class
Shares sold	385,733	568,689	$ 4,842,707	$ 6,775,424
Reinvestment of distributions	107,592	105,400	1,347,448	1,270,971
Shares redeemed	(660,826)	(618,401)	(8,301,187)	(7,345,257)
Net increase (decrease)	(167,501)	55,688	$ (2,111,032)	$ 701,138
Service Class
Shares sold	866,111	452,049	$ 11,001,902	$ 5,363,465
Reinvestment of distributions	35,692	25,438	447,334	307,389
Shares redeemed	(507,284)	(199,353)	(6,439,617)	(2,365,023)
Net increase (decrease)	394,519	278,134	$ 5,009,619	$ 3,305,831
Service Class 2
Shares sold	1,120,974	970,192	$ 14,020,798	$ 11,406,266
Reinvestment of distributions	156,473	154,189	1,948,446	1,844,062
Shares redeemed	(1,283,440)	(1,485,035)	(16,095,343)	(17,526,430)
Net increase (decrease)	(5,993)	(360,654)	$ (126,099)	$ (4,276,102)
VIP Freedom 2020
Initial Class
Shares sold	1,883,216	3,463,224	$ 24,061,467	$ 40,977,645
Reinvestment of distributions	261,587	205,810	3,329,180	2,535,752
Shares redeemed	(1,436,782)	(1,609,325)	(18,313,542)	(19,417,224)
Net increase (decrease)	708,021	2,059,709	$ 9,077,105	$ 24,096,173
Service Class
Shares sold	1,733,219	1,831,801	$ 22,273,989	$ 22,308,623
Reinvestment of distributions	189,965	146,856	2,412,009	1,802,358
Shares redeemed	(1,139,322)	(834,633)	(14,503,262)	(10,018,305)
Net increase (decrease)	783,862	1,144,024	$ 10,182,736	$ 14,092,676
Service Class 2
Shares sold	2,268,817	2,691,292	$ 28,790,824	$ 31,848,028
Reinvestment of distributions	1,479,960	1,327,096	18,699,856	16,146,994
Shares redeemed	(4,260,717)	(4,169,480)	(54,144,950)	(49,822,706)
Net increase (decrease)	(511,940)	(151,092)	$ (6,654,270)	$ (1,827,684)
VIP Freedom 2025
Initial Class
Shares sold	348,503	533,264	$ 4,591,726	$ 6,515,651
Reinvestment of distributions	70,770	60,269	929,764	758,788
Shares redeemed	(323,217)	(292,668)	(4,281,455)	(3,548,920)
Net increase (decrease)	96,056	300,865	$ 1,240,035	$ 3,725,519
Service Class
Shares sold	1,081,241	690,373	$ 14,285,176	$ 8,333,071
Reinvestment of distributions	75,172	53,856	987,420	677,358
Shares redeemed	(530,281)	(545,603)	(7,054,103)	(6,597,340)
Net increase (decrease)	626,132	198,626	$ 8,218,493	$ 2,413,089

Annual Report

Notes to Financial Statements - continued

7. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
VIP Freedom 2025
Service Class 2
Shares sold	1,317,051	1,520,235	$ 17,273,698	$ 18,315,316
Reinvestment of distributions	127,758	108,504	1,667,265	1,357,040
Shares redeemed	(1,261,769)	(1,004,998)	(16,330,517)	(12,141,138)
Net increase (decrease)	183,040	623,741	$ 2,610,446	$ 7,531,218
VIP Freedom 2030
Initial Class
Shares sold	1,270,289	2,155,912	$ 16,571,361	$ 25,300,188
Reinvestment of distributions	185,629	139,570	2,409,544	1,738,223
Shares redeemed	(900,927)	(893,298)	(11,625,782)	(10,673,085)
Net increase (decrease)	554,991	1,402,184	$ 7,355,123	$ 16,365,326
Service Class
Shares sold	972,738	1,172,540	$ 12,664,120	$ 14,126,268
Reinvestment of distributions	134,151	101,713	1,737,719	1,260,559
Shares redeemed	(645,163)	(591,435)	(8,355,317)	(6,983,113)
Net increase (decrease)	461,726	682,818	$ 6,046,522	$ 8,403,714
Service Class 2
Shares sold	3,438,648	2,956,366	$ 43,867,490	$ 34,718,018
Reinvestment of distributions	368,844	280,405	4,761,742	3,452,592
Shares redeemed	(2,444,609)	(1,630,902)	(31,799,217)	(19,428,221)
Net increase (decrease)	1,362,883	1,605,869	$ 16,830,015	$ 18,742,389
VIP Freedom 2035
Initial Class
Shares sold	30,345	47,066	$ 588,990	$ 891,578
Reinvestment of distributions	1,049	1,196	20,399	22,687
Shares redeemed	(58,809)	(1,381)	(1,144,872)	(25,376)
Net increase (decrease)	(27,415)	46,881	$ (535,483)	$ 888,889
Service Class
Shares sold	84,185	8,593	$ 1,630,037	$ 160,540
Reinvestment of distributions	1,834	348	36,066	6,539
Shares redeemed	(17,080)	(491)	(332,033)	(9,338)
Net increase (decrease)	68,939	8,450	$ 1,334,070	$ 157,741
Service Class 2
Shares sold	514,701	199,956	$ 9,981,898	$ 3,604,089
Reinvestment of distributions	15,326	4,955	298,991	93,283
Shares redeemed	(90,965)	(24,585)	(1,764,901)	(425,031)
Net increase (decrease)	439,062	180,326	$ 8,515,988	$ 3,272,341
VIP Freedom 2040
Initial Class
Shares sold	347,127	435,007	$ 6,459,009	$ 7,354,319
Reinvestment of distributions	23,119	12,798	431,979	230,747
Shares redeemed	(113,362)	(112,620)	(2,101,018)	(1,962,464)
Net increase (decrease)	256,884	335,185	$ 4,789,970	$ 5,622,602
Service Class
Shares sold	332,214	294,776	$ 6,217,955	$ 5,055,998
Reinvestment of distributions	19,073	11,747	356,057	210,488
Shares redeemed	(154,261)	(117,657)	(2,882,686)	(1,988,868)
Net increase (decrease)	197,026	188,866	$ 3,691,326	$ 3,277,618
Service Class 2
Shares sold	322,076	136,223	$ 5,944,430	$ 2,328,951
Reinvestment of distributions	10,481	3,242	195,662	58,447
Shares redeemed	(37,791)	(24,335)	(692,555)	(407,521)
Net increase (decrease)	294,766	115,130	$ 5,447,537	$ 1,979,877

Annual Report

7. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
VIP Freedom 2045
Initial Class
Shares sold	17,923	6,906	$ 331,771	$ 122,766
Reinvestment of distributions	515	392	9,539	7,000
Shares redeemed	(14,896)	(1,526)	(269,781)	(26,776)
Net increase (decrease)	3,542	5,772	$ 71,529	$ 102,990
Service Class
Shares sold	11,016	3,786	$ 207,804	$ 63,342
Reinvestment of distributions	493	252	9,153	4,467
Shares redeemed	(1,138)	(3,755)	(20,656)	(64,325)
Net increase (decrease)	10,371	283	$ 196,301	$ 3,484
Service Class 2
Shares sold	300,588	128,955	$ 5,516,130	$ 2,192,890
Reinvestment of distributions	9,267	3,277	171,477	58,691
Shares redeemed	(47,917)	(27,505)	(875,233)	(457,919)
Net increase (decrease)	261,938	104,727	$ 4,812,374	$ 1,793,662
VIP Freedom 2050
Initial Class
Shares sold	63,355	31,847	$ 1,075,716	$ 481,158
Reinvestment of distributions	2,604	1,205	43,978	19,530
Shares redeemed	(19,200)	(12,779)	(324,621)	(195,189)
Net increase (decrease)	46,759	20,273	$ 795,073	$ 305,499
Service Class
Shares sold	78,954	130,257	$ 1,344,245	$ 2,105,119
Reinvestment of distributions	4,467	2,422	75,282	39,545
Shares redeemed	(26,875)	(54,776)	(448,019)	(856,642)
Net increase (decrease)	56,546	77,903	$ 971,508	$ 1,288,022
Service Class 2
Shares sold	336,972	85,642	$ 5,620,131	$ 1,291,392
Reinvestment of distributions	8,582	2,070	144,781	33,569
Shares redeemed	(63,356)	(15,920)	(1,072,289)	(248,220)
Net increase (decrease)	282,198	71,792	$ 4,692,623	$ 1,076,741

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP Freedom 2020	VIP Freedom 2030
VIP Emerging Markets Portfolio	23%	11%
VIP Value Portfolio	16%	-%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	51%
VIP Value Portfolio	35%

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In addition, at the end of the period the investment adviser or its affiliates and certain otherwise unaffiliated shareholders were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated%	Number of Unaffiliated Shareholders	Unaffiliated Shareholders%
VIP Freedom Income	50	1	16
VIP Freedom 2005	93	-	-
VIP Freedom 2010	-	1	78
VIP Freedom 2015	28	3	43
VIP Freedom 2020	-	1	73
VIP Freedom 2025	17	3	62
VIP Freedom 2030	-	3	64
VIP Freedom 2035	-	3	88
VIP Freedom 2040	-	3	82
VIP Freedom 2045	-	2	88
VIP Freedom 2050	-	4	95

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds), each a fund of the Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Fund's activities, review contractual arrangements with companies that provide services to each VIP Freedom Fund, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Fund's performance. If the interests of a VIP Freedom Fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Mr. Curvey oversees 407 funds. Ms. Acton and Mr. Engler each oversees 215 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2007 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/13/2015	02/13/2015	$.004	$.002
Service Class	02/13/2015	02/13/2015	$.004	$.002
Service Class 2	02/13/2015	02/13/2015	$.004	$.002
VIP Freedom 2005 Portfolio
Initial Class	02/13/2015	02/13/2015	$.002	$.001
Service Class	02/13/2015	02/13/2015	$.002	$.001
Service Class 2	02/13/2015	02/13/2015	$.002	$.001
VIP Freedom 2010 Portfolio
Initial Class	02/13/2015	02/13/2015	$.002	$.004
Service Class	02/13/2015	02/13/2015	$.002	$.004
Service Class 2	02/13/2015	02/13/2015	$.002	$.004
VIP Freedom 2015 Portfolio
Initial Class	02/13/2015	02/13/2015	$.002	$.024
Service Class	02/13/2015	02/13/2015	$.002	$.024
Service Class 2	02/13/2015	02/13/2015	$.002	$.024
VIP Freedom 2020 Portfolio
Initial Class	02/13/2015	02/13/2015	$.002	$.008
Service Class	02/13/2015	02/13/2015	$.002	$.008
Service Class 2	02/13/2015	02/13/2015	$.002	$.008
VIP Freedom 2025 Portfolio
Initial Class	02/13/2015	02/13/2015	$.000	$.023
Service Class	02/13/2015	02/13/2015	$.000	$.023
Service Class 2	02/13/2015	02/13/2015	$.000	$.023
VIP Freedom 2030 Portfolio
Initial Class	02/13/2015	02/13/2015	$.000	$.014
Service Class	02/13/2015	02/13/2015	$.000	$.014
Service Class 2	02/13/2015	02/13/2015	$.000	$.014
VIP Freedom 2035 Portfolio
Initial Class	02/13/2015	02/13/2015	$.000	$.012
Service Class	02/13/2015	02/13/2015	$.000	$.012
Service Class 2	02/13/2015	02/13/2015	$.000	$.012
VIP Freedom 2040 Portfolio
Initial Class	02/13/2015	02/13/2015	$.000	$.009
Service Class	02/13/2015	02/13/2015	$.000	$.009
Service Class 2	02/13/2015	02/13/2015	$.000	$.009
VIP Freedom 2045 Portfolio
Initial Class	02/13/2015	02/13/2015	$.001	$.011
Service Class	02/13/2015	02/13/2015	$.001	$.011
Service Class 2	02/13/2015	02/13/2015	$.001	$.011
VIP Freedom 2050 Portfolio
Initial Class	02/13/2015	02/13/2015	$.004	$.014
Service Class	02/13/2015	02/13/2015	$.004	$.014
Service Class 2	02/13/2015	02/13/2015	$.004	$.014

Annual Report

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$0
VIP Freedom 2005 Portfolio	$0
VIP Freedom 2010 Portfolio	$0
VIP Freedom 2015 Portfolio	$103,673
VIP Freedom 2020 Portfolio	$0
VIP Freedom 2025 Portfolio	$167,013
VIP Freedom 2030 Portfolio	$0
VIP Freedom 2035 Portfolio	$8,583
VIP Freedom 2040 Portfolio	$16,930
VIP Freedom 2045 Portfolio	$4,729
VIP Freedom 2050 Portfolio	$7,652

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Income Portfolio
Initial Class	7.03%
Service Class	7.03%
Service Class 2	7.03%
VIP Freedom 2005 Portfolio
Initial Class	5.24%
Service Class	5.24%
Service Class 2	5.24%
VIP Freedom 2010 Portfolio
Initial Class	4.14%
Service Class	4.14%
Service Class 2	4.14%
VIP Freedom 2015 Portfolio
Initial Class	3.64%
Service Class	3.64%
Service Class 2	3.64%
VIP Freedom 2020 Portfolio
Initial Class	3.11%
Service Class	3.11%
Service Class 2	3.11%
VIP Freedom 2025 Portfolio
Initial Class	2.09%
Service Class	2.09%
Service Class 2	2.09%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	February 2014	December 2014
VIP Freedom Income Portfolio
Initial Class	0%	14%
Service Class	0%	14%
Service Class 2	0%	16%
VIP Freedom 2005 Portfolio
Initial Class	0%	20%
Service Class	0%	21%
Service Class 2	0%	23%
	February 2014	December 2014
VIP Freedom 2010 Portfolio
Initial Class	0%	22%
Service Class	0%	24%
Service Class 2	0%	26%
VIP Freedom 2015 Portfolio
Initial Class	3%	24%
Service Class	3%	25%
Service Class 2	3%	28%
VIP Freedom 2020 Portfolio
Initial Class	4%	26%
Service Class	4%	27%
Service Class 2	4%	30%
VIP Freedom 2025 Portfolio
Initial Class	8%	27%
Service Class	8%	27%
Service Class 2	8%	29%
VIP Freedom 2030 Portfolio
Initial Class	0%	34%
Service Class	0%	36%
Service Class 2	0%	38%
VIP Freedom 2035 Portfolio
Initial Class	0%	38%
Service Class	0%	39%
Service Class 2	0%	42%
VIP Freedom 2040 Portfolio
Initial Class	0%	38%
Service Class	0%	40%
Service Class 2	0%	41%
VIP Freedom 2045 Portfolio
Initial Class	0%	39%
Service Class	0%	40%
Service Class 2	0%	42%
VIP Freedom 2050 Portfolio
Initial Class	1%	38%
Service Class	1%	40%
Service Class 2	1%	42%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/29/2014	$.0117	$.0013
Service Class	12/29/2014	$.0111	$.0013
Service Class 2	12/29/2014	$.0100	$.0013
VIP Freedom 2005 Portfolio
Initial Class	12/29/2014	$.0185	$.0021
Service Class	12/29/2014	$.0177	$.0021
Service Class 2	12/29/2014	$.0161	$.0021
VIP Freedom 2010 Portfolio
Initial Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0275	$.0028
Service Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0262	$.0028
Service Class 2	02/14/2014	$.0000	$.0000
	12/29/2014	$.0242	$.0028
Fund	Pay Date	Income	Taxes
VIP Freedom 2015 Portfolio
Initial Class	02/14/2014	$.00040	$.0000
	12/29/2014	$.0314	$.0032
Service Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0303	$.0032
Service Class 2	02/14/2014	$.0000	$.0000
	12/29/2014	$.0276	$.0032
VIP Freedom 2020 Portfolio
Initial Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0358	$.0036
Service Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0344	$.0036
Service Class 2	02/14/2014	$.0000	$.0000
	12/29/2014	$.0318	$.0036
VIP Freedom 2025 Portfolio
Initial Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0410	$.0042
Service Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0395	$.0042
Service Class 2	02/14/2014	$.0000	$.0000
	12/29/2014	$.0372	$.0042
VIP Freedom 2030 Portfolio
Initial Class	12/29/2014	$.0489	$.0050
Service Class	12/29/2014	$.0468	$.0050
Service Class 2	12/29/2014	$.0441	$.0050
VIP Freedom 2035 Portfolio
Initial Class	12/29/2014	$.0784	$.0079
Service Class	12/29/2014	$.0762	$.0079
Service Class 2	12/29/2014	$.0718	$.0079
VIP Freedom 2040 Portfolio
Initial Class	12/29/2014	$.0723	$.0076
Service Class	12/29/2014	$.0695	$.0076
Service Class 2	12/29/2014	$.0665	$.0076
VIP Freedom 2045 Portfolio
Initial Class	12/29/2014	$.0742	$.0075
Service Class	12/29/2014	$.0722	$.0075
Service Class 2	12/29/2014	$.0683	$.0075
VIP Freedom 2050 Portfolio
Initial Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0661	$.0068
Service Class	02/14/2014	$.0000	$.0000
	12/29/2014	$.0639	$.0068
Service Class 2	02/14/2014	$.0000	$.0000
	12/29/2014	$.0607	$.0068

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each fund in January 2014 and March 2014.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods (for the most recent one- and three-year periods for each of Fidelity VIP Freedom 2035 Fund, Fidelity VIP Freedom 2040 Fund, Fidelity VIP Freedom 2045 Fund, and Fidelity VIP Freedom 2050 Fund).

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests, and that information about such expenses is disclosed in the funds' prospectus. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

Annual Report

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

Annual Report

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

Annual Report

VIP Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board noted that each fund invests in Initial Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Initial Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFF2K-ANN-0215
1.826371.110

Fidelity® Variable Insurance Products:

Freedom Lifetime Income Funds -
Portfolios I, II, & III

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Lifetime Income® I Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income II Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income III Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income I Portfolio	4.68%	7.39%	5.50%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income II Portfolio	5.06%	8.41%	6.02%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income III Portfolio	5.30%	10.59%	6.75%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Andrew Dierdorf, Co-Portfolio Manager of VIP Freedom Lifetime Income Funds, and Brett Sumsion, who became Co-Portfolio Manager on January 21, 2014: For the 12 months ending December 31, 2014, each VIP Freedom Lifetime Income Fund posted a positive absolute return. VIP Freedom Lifetime Income III Fund registered the highest absolute return, followed by VIP Freedom Lifetime Income II Fund and VIP Freedom Lifetime Income I Fund. Generally speaking, gains in U.S. equities and investment-grade bonds helped offset declines elsewhere. On a relative basis, each Fund lagged its respective Composite index. (For specific Fund results, please refer to the performance section of this report.) Security selection detracted from the Funds' performance versus their respective Composite benchmarks. Allocation decisions were positive overall: a helpful overweighting in U.S. equities was offset by unfavorable security selection there, as the Funds' U.S. equity-fund holdings, in aggregate, underperformed their asset-class benchmark. In particular, underperformance from VIP Equity-Income Portfolio and VIP Growth & Income Portfolio, the Funds' largest holdings, detracted from results. Positioning in non-U.S. equities and an out-of-benchmark allocation to high-yield debt also detracted. Meanwhile, good results from VIP Emerging Markets Portfolio, which posted a positive return versus the negative result for the non-U.S. equity asset class benchmark, partially offset a disappointing result from VIP Overseas Portfolio. During the period, a number of high-quality growth stocks that VIP Overseas Portfolio has owned for some time, particularly among its Internet-related and e-commerce holdings, gave back some gains from previous periods and hurt performance. The Funds' underlying fixed-income investments, in aggregate, also trailed their asset-class benchmark. Allocations to high-yield debt - intended to diversify the Funds and enhance risk-adjusted returns - detracted from results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Freedom Lifetime Income I	.00%
Actual		$ 1,000.00	$ 1,006.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income II	.00%
Actual		$ 1,000.00	$ 1,006.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income III	.00%
Actual		$ 1,000.00	$ 1,002.60	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.8	4.1
VIP Equity-Income Portfolio Investor Class	4.0	4.3
VIP Growth & Income Portfolio Investor Class	4.6	4.9
VIP Growth Portfolio Investor Class	3.9	4.2
VIP Mid Cap Portfolio Investor Class	1.1	1.3
VIP Value Portfolio Investor Class	3.0	3.2
VIP Value Strategies Portfolio Investor Class	1.5	1.6
	21.9	23.6
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	6.1	6.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	1.6	1.8
High Yield Bond Funds
VIP High Income Portfolio Investor Class	4.9	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	50.7	47.9
Short-Term Funds
VIP Money Market Portfolio Investor Class	14.8	14.9
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	21.9%
Developed International Equity Funds	6.1%
Emerging Markets Equity Funds	1.6%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	50.7%
Short-Term Funds	14.8%

Six months ago
Domestic Equity Funds	23.6%
Developed International Equity Funds	6.8%
Emerging Markets Equity Funds	1.8%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	47.9%
Short-Term Funds	14.9%

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 21.9%
	Shares	Value
Domestic Equity Funds - 21.9%
VIP Contrafund Portfolio Investor Class (b)	15,101	$ 561,906
VIP Equity-Income Portfolio Investor Class (b)	24,380	589,502
VIP Growth & Income Portfolio Investor Class (b)	32,325	669,453
VIP Growth Portfolio Investor Class (b)	8,980	568,440
VIP Mid Cap Portfolio Investor Class (b)	4,536	170,238
VIP Value Portfolio Investor Class (b)	27,386	438,731
VIP Value Strategies Portfolio Investor Class (b)	14,368	217,247
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,543,414)		3,215,517
International Equity Funds - 7.7%

Developed International Equity Funds - 6.1%
VIP Overseas Portfolio Investor Class R (b)	48,297	900,247
Emerging Markets Equity Funds - 1.6%
VIP Emerging Markets Portfolio Investor Class R (b)	25,793	233,947
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,196,525)		1,134,194
Bond Funds - 55.6%
	Shares	Value
High Yield Bond Funds - 4.9%
VIP High Income Portfolio Investor Class (b)	130,757	$ 719,165
Investment Grade Bond Funds - 50.7%
VIP Investment Grade Bond Portfolio Investor Class (b)	582,860	7,431,462
TOTAL BOND FUNDS (Cost $8,221,940)		8,150,627
Short-Term Funds - 14.8%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $2,163,032)	2,163,032	2,163,032
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $14,124,911)		14,663,370
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$ 14,663,370
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 603,956	$ 86,130	$ 175,315	$ 4,845	$ 561,906
VIP Emerging Markets Portfolio Investor Class R	251,964	37,667	58,876	694	233,947
VIP Equity-Income Portfolio Investor Class	611,387	100,644	147,806	16,239	589,502
VIP Growth & Income Portfolio Investor Class	710,091	97,447	193,445	11,167	669,453
VIP Growth Portfolio Investor Class	625,868	75,249	194,053	682	568,440
VIP High Income Portfolio Investor Class	645,915	148,211	38,030	42,449	719,165
VIP Investment Grade Bond Portfolio Investor Class	5,775,152	1,822,645	365,864	158,442	7,431,462
VIP Mid Cap Portfolio Investor Class	184,619	25,400	46,034	305	170,238
VIP Money Market Portfolio Investor Class	1,922,420	361,422	120,810	201	2,163,032
VIP Overseas Portfolio Investor Class R	971,422	162,009	144,485	12,246	900,247
VIP Value Portfolio Investor Class	458,793	79,102	123,318	5,559	438,731
VIP Value Strategies Portfolio Investor Class	229,838	28,688	53,279	2,078	217,247
Total	$ 12,991,425	$ 3,024,614	$ 1,661,315	$ 254,907	$ 14,663,370
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investment in securities, at value (cost $14,124,911) - See accompanying schedule	$ 14,663,370
Receivable for investments sold	243
Total assets	14,663,613

Liabilities
Payable for fund shares redeemed	243

Net Assets	$ 14,663,370
Net Assets consist of:
Paid in capital	$ 14,086,362
Undistributed net investment income	943
Accumulated undistributed net realized gain (loss) on investments	37,606
Net unrealized appreciation (depreciation) on investments	538,459
Net Assets, for 1,331,882 shares outstanding	$ 14,663,370
Net Asset Value, offering price and redemption price per share ($14,663,370 ÷ 1,331,882 shares)	$ 11.01

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 254,907

Expenses
Independent trustees' compensation	$ 58
Total expenses before reductions	58
Expense reductions	(58)	0
Net investment income (loss)		254,907
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	75,456
Capital gain distributions from underlying funds	43,092
Total net realized gain (loss)		118,548
Change in net unrealized appreciation (depreciation) on underlying funds		233,188
Net gain (loss)		351,736
Net increase (decrease) in net assets resulting from operations		$ 606,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 254,907	$ 228,756
Net realized gain (loss)	118,548	324,846
Change in net unrealized appreciation (depreciation)	233,188	636,670
Net increase (decrease) in net assets resulting from operations	606,643	1,190,272
Distributions to shareholders from net investment income	(253,965)	(230,800)
Distributions to shareholders from net realized gain	(290,356)	(149,260)
Total distributions	(544,321)	(380,060)
Share transactions Proceeds from sales of shares	2,329,257	1,418,782
Reinvestment of distributions	544,321	380,060
Cost of shares redeemed	(1,263,956)	(1,654,250)
Net increase (decrease) in net assets resulting from share transactions	1,609,622	144,592
Total increase (decrease) in net assets	1,671,944	954,804

Net Assets
Beginning of period	12,991,426	12,036,622
End of period (including undistributed net investment income of $943 and $0, respectively)	$ 14,663,370	$ 12,991,426
Other Information Shares
Sold	210,461	132,500
Issued in reinvestment of distributions	49,792	35,198
Redeemed	(114,496)	(154,296)
Net increase (decrease)	145,757	13,402

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.95	$ 10.26	$ 9.65	$ 9.88	$ 9.13
Income from Investment Operations
Net investment income (loss) C	.21	.19	.20	.22	.21
Net realized and unrealized gain (loss)	.29	.83	.80	(.17)	.87
Total from investment operations	.50	1.02	1.00	.05	1.08
Distributions from net investment income	(.20)	(.20)	(.20)	(.21)	(.22)
Distributions from net realized gain	(.25)	(.13)	(.19)	(.06)	(.11)
Total distributions	(.44) H	(.33)	(.39)	(.28) G	(.33)
Net asset value, end of period	$ 11.01	$ 10.95	$ 10.26	$ 9.65	$ 9.88
Total ReturnA, B	4.68%	9.96%	10.42%	.48%	11.84%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.89%	1.81%	1.97%	2.25%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,663	$ 12,991	$ 12,037	$ 10,747	$ 10,345
Portfolio turnover rate D	12%	22%	19%	17%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.064 per share.

H Total distributions of $.44 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.248 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.9	5.8
VIP Equity-Income Portfolio Investor Class	6.2	6.1
VIP Growth & Income Portfolio Investor Class	7.1	7.0
VIP Growth Portfolio Investor Class	5.9	5.9
VIP Mid Cap Portfolio Investor Class	1.7	1.7
VIP Value Portfolio Investor Class	4.6	4.5
VIP Value Strategies Portfolio Investor Class	2.2	2.2
	33.6	33.2
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	9.7	9.6
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.5	2.5
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	39.5	39.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.7	9.9
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%.
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	33.6%
Developed International Equity Funds	9.7%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	39.5%
Short-Term Funds	9.7%

Six months ago
Domestic Equity Funds	33.2%
Developed International Equity Funds	9.6%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	39.8%
Short-Term Funds	9.9%

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 33.6%
	Shares	Value
Domestic Equity Funds - 33.6%
VIP Contrafund Portfolio Investor Class (b)	46,687	$ 1,737,205
VIP Equity-Income Portfolio Investor Class (b)	75,610	1,828,256
VIP Growth & Income Portfolio Investor Class (b)	100,810	2,087,777
VIP Growth Portfolio Investor Class (b)	27,690	1,752,802
VIP Mid Cap Portfolio Investor Class (b)	13,581	509,713
VIP Value Portfolio Investor Class (b)	84,351	1,351,302
VIP Value Strategies Portfolio Investor Class (b)	43,710	660,889
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,175,938)		9,927,944
International Equity Funds - 12.2%

Developed International Equity Funds - 9.7%
VIP Overseas Portfolio Investor Class R (b)	153,381	2,859,019
Emerging Markets Equity Funds - 2.5%
VIP Emerging Markets Portfolio Investor Class R (b)	80,895	733,722
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,808,686)		3,592,741
Bond Funds - 44.5%
	Shares	Value
High Yield Bond Funds - 5.0%
VIP High Income Portfolio Investor Class (b)	269,531	$ 1,482,419
Investment Grade Bond Funds - 39.5%
VIP Investment Grade Bond Portfolio Investor Class (b)	913,467	11,646,708
TOTAL BOND FUNDS (Cost $13,241,689)		13,129,127
Short-Term Funds - 9.7%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $2,881,189)	2,881,189	2,881,189
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $28,107,502)		29,531,001
NET OTHER ASSETS (LIABILITIES) - 0.0%		4
NET ASSETS - 100%		$ 29,531,005
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 1,403,825	$ 393,903	$ 188,457	$ 14,978	$ 1,737,205
VIP Emerging Markets Portfolio Investor Class R	572,025	193,291	38,466	2,178	733,722
VIP Equity-Income Portfolio Investor Class	1,414,953	477,277	123,324	50,363	1,828,256
VIP Growth & Income Portfolio Investor Class	1,654,034	476,718	194,379	34,843	2,087,777
VIP Growth Portfolio Investor Class	1,469,901	392,325	279,052	2,102	1,752,802
VIP High Income Portfolio Investor Class	1,147,848	490,954	76,801	87,499	1,482,419
VIP Investment Grade Bond Portfolio Investor Class	8,895,556	3,421,170	974,527	250,614	11,646,708
VIP Mid Cap Portfolio Investor Class	426,151	129,593	65,777	915	509,713
VIP Money Market Portfolio Investor Class	2,201,020	824,210	144,041	251	2,881,189
VIP Overseas Portfolio Investor Class R	2,290,233	966,409	154,417	38,890	2,859,019
VIP Value Portfolio Investor Class	1,064,594	335,798	111,757	17,102	1,351,302
VIP Value Strategies Portfolio Investor Class	530,701	143,949	46,983	6,321	660,889
Total	$ 23,070,841	$ 8,245,597	$ 2,397,981	$ 506,056	$ 29,531,001
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investment in securities, at value (cost $28,107,502) - See accompanying schedule	$ 29,531,001
Cash	2
Receivable for investments sold	489
Total assets	29,531,492

Liabilities
Payable for fund shares redeemed	487

Net Assets	$ 29,531,005
Net Assets consist of:
Paid in capital	$ 28,341,303
Accumulated undistributed net realized gain (loss) on investments	(233,797)
Net unrealized appreciation (depreciation) on investments	1,423,499
Net Assets, for 2,511,456 shares outstanding	$ 29,531,005
Net Asset Value, offering price and redemption price per share ($29,531,005 ÷ 2,511,456 shares)	$ 11.76

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 506,056

Expenses
Independent trustees' compensation	$ 109
Total expenses before reductions	109
Expense reductions	(109)	0
Net investment income (loss)		506,056
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(6,485)
Capital gain distributions from underlying funds	122,988
Total net realized gain (loss)		116,503
Change in net unrealized appreciation (depreciation) on underlying funds		619,028
Net gain (loss)		735,531
Net increase (decrease) in net assets resulting from operations		$ 1,241,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 506,056	$ 401,864
Net realized gain (loss)	116,503	498,350
Change in net unrealized appreciation (depreciation)	619,028	1,700,609
Net increase (decrease) in net assets resulting from operations	1,241,587	2,600,823
Distributions to shareholders from net investment income	(506,719)	(405,910)
Distributions to shareholders from net realized gain	(105,771)	(88,661)
Total distributions	(612,490)	(494,571)
Share transactions Proceeds from sales of shares	7,257,216	2,232,231
Reinvestment of distributions	612,490	494,571
Cost of shares redeemed	(2,038,640)	(1,483,988)
Net increase (decrease) in net assets resulting from share transactions	5,831,066	1,242,814
Total increase (decrease) in net assets	6,460,163	3,349,066

Net Assets
Beginning of period	23,070,842	19,721,776
End of period	$ 29,531,005	$ 23,070,842
Other Information Shares
Sold	616,429	205,615
Issued in reinvestment of distributions	51,862	43,409
Redeemed	(174,877)	(134,692)
Net increase (decrease)	493,414	114,332

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 10.36	$ 9.55	$ 9.79	$ 8.90
Income from Investment Operations
Net investment income (loss) C	.23	.20	.21	.23	.21
Net realized and unrealized gain (loss)	.35	1.12	.90	(.21)	.95
Total from investment operations	.58	1.32	1.11	.02	1.16
Distributions from net investment income	(.21)	(.21)	(.21)	(.22)	(.22)
Distributions from net realized gain	(.04)	(.05)	(.09)	(.04)	(.05)
Total distributions	(.25)	(.25) G	(.30)	(.26)	(.27)
Net asset value, end of period	$ 11.76	$ 11.43	$ 10.36	$ 9.55	$ 9.79
Total ReturnA, B	5.06%	12.76%	11.60%	.25%	12.99%
Ratios to Average Net Assets D, E
Expenses before reductions F	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.97%	1.86%	2.06%	2.33%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,531	$ 23,071	$ 19,722	$ 16,594	$ 14,637
Portfolio turnover rate D	9%	13%	25%	12%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

F Amount represents less than $.01%.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of .045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.7	8.7
VIP Equity-Income Portfolio Investor Class	9.1	9.2
VIP Growth & Income Portfolio Investor Class	10.4	10.4
VIP Growth Portfolio Investor Class	8.9	9.0
VIP Mid Cap Portfolio Investor Class	2.6	2.5
VIP Value Portfolio Investor Class	6.7	6.7
VIP Value Strategies Portfolio Investor Class	3.3	3.3
	49.7	49.8
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	14.0	14.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.5	3.7
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.3	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	24.8	24.1
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.7	0.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%.
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	49.7%
Developed International Equity Funds	14.0%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	24.8%
Short-Term Funds	0.7%

Six months ago
Domestic Equity Funds	49.8%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	3.7%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	24.1%
Short-Term Funds	0.5%

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 49.7%
	Shares	Value
Domestic Equity Funds - 49.7%
VIP Contrafund Portfolio Investor Class (b)	39,826	$ 1,481,925
VIP Equity-Income Portfolio Investor Class (b)	64,123	1,550,495
VIP Growth & Income Portfolio Investor Class (b)	85,412	1,768,877
VIP Growth Portfolio Investor Class (b)	23,914	1,513,732
VIP Mid Cap Portfolio Investor Class (b)	11,605	435,530
VIP Value Portfolio Investor Class (b)	71,743	1,149,317
VIP Value Strategies Portfolio Investor Class (b)	37,149	561,688
TOTAL DOMESTIC EQUITY FUNDS (Cost $7,073,906)		8,461,564
International Equity Funds - 17.5%

Developed International Equity Funds - 14.0%
VIP Overseas Portfolio Investor Class R (b)	128,028	2,386,447
Emerging Markets Equity Funds - 3.5%
VIP Emerging Markets Portfolio Investor Class R (b)	66,504	603,193
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,074,496)		2,989,640
Bond Funds - 32.1%
	Shares	Value
High Yield Bond Funds - 7.3%
VIP High Income Portfolio Investor Class (b)	227,784	$ 1,252,811
Investment Grade Bond Funds - 24.8%
VIP Investment Grade Bond Portfolio Investor Class (b)	331,007	4,220,337
TOTAL BOND FUNDS (Cost $5,563,258)		5,473,148
Short-Term Funds - 0.7%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $112,642)	112,642	112,642
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $15,824,302)		17,036,994
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$ 17,036,996
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 1,144,394	$ 493,771	$ 258,652	$ 12,787	$ 1,481,925
VIP Emerging Markets Portfolio Investor Class R	475,711	221,859	94,398	1,790	603,193
VIP Equity-Income Portfolio Investor Class	1,159,079	570,785	221,422	42,711	1,550,495
VIP Growth & Income Portfolio Investor Class	1,351,539	595,598	298,407	29,486	1,768,877
VIP Growth Portfolio Investor Class	1,195,187	531,585	349,749	1,816	1,513,732
VIP High Income Portfolio Investor Class	924,700	566,816	166,685	73,947	1,252,811
VIP Investment Grade Bond Portfolio Investor Class	2,869,576	1,943,311	694,636	91,311	4,220,337
VIP Mid Cap Portfolio Investor Class	343,155	143,132	63,600	782	435,530
VIP Money Market Portfolio Investor Class	34,017	81,861	3,235	7	112,642
VIP Overseas Portfolio Investor Class R	1,866,281	1,041,719	295,176	32,462	2,386,447
VIP Value Portfolio Investor Class	868,158	419,874	186,034	14,550	1,149,317
VIP Value Strategies Portfolio Investor Class	429,477	174,757	66,345	5,372	561,688
Total	$ 12,661,274	$ 6,785,068	$ 2,698,339	$ 307,021	$ 17,036,994
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investment in securities, at value (cost $15,824,302) - See accompanying schedule	$ 17,036,994
Receivable for investments sold	283
Total assets	17,037,277

Liabilities
Payable for fund shares redeemed	281

Net Assets	$ 17,036,996
Net Assets consist of:
Paid in capital	$ 15,923,042
Undistributed net investment income	1,241
Accumulated undistributed net realized gain (loss) on investments	(99,979)
Net unrealized appreciation (depreciation) on investments	1,212,692
Net Assets, for 1,430,346 shares outstanding	$ 17,036,996
Net Asset Value, offering price and redemption price per share ($17,036,996 ÷ 1,430,346 shares)	$ 11.91

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 307,021

Expenses
Independent trustees' compensation	$ 62
Total expenses before reductions	62
Expense reductions	(62)	0
Net investment income (loss)		307,021
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(42,444)
Capital gain distributions from underlying funds	101,910
Total net realized gain (loss)		59,466
Change in net unrealized appreciation (depreciation) on underlying funds		331,436
Net gain (loss)		390,902
Net increase (decrease) in net assets resulting from operations		$ 697,923

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 307,021	$ 204,562
Net realized gain (loss)	59,466	251,316
Change in net unrealized appreciation (depreciation)	331,436	1,370,475
Net increase (decrease) in net assets resulting from operations	697,923	1,826,353
Distributions to shareholders from net investment income	(305,780)	(206,323)
Distributions to shareholders from net realized gain	(274,379)	(90,884)
Total distributions	(580,159)	(297,207)
Share transactions Proceeds from sales of shares	6,163,079	3,863,570
Reinvestment of distributions	580,159	297,207
Cost of shares redeemed	(2,485,280)	(1,347,649)
Net increase (decrease) in net assets resulting from share transactions	4,257,958	2,813,128
Total increase (decrease) in net assets	4,375,722	4,342,274

Net Assets
Beginning of period	12,661,274	8,319,000
End of period (including undistributed net investment income of $1,241 and $0, respectively)	$ 17,036,996	$ 12,661,274
Other Information Shares
Sold	511,816	344,361
Issued in reinvestment of distributions	48,809	25,618
Redeemed	(208,948)	(123,719)
Net increase (decrease)	351,677	246,260

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 9.99	$ 8.92	$ 9.37	$ 8.28
Income from Investment Operations
Net investment income (loss) C	.25	.23	.23	.20	.18
Net realized and unrealized gain (loss)	.37	1.81	1.12	(.42)	1.14
Total from investment operations	.62	2.04	1.35	(.22)	1.32
Distributions from net investment income	(.22)	(.20)	(.22)	(.20)	(.19)
Distributions from net realized gain	(.23)	(.09)	(.07)	(.03)	(.04)
Total distributions	(.45)	(.29)	(.28) G	(.23)	(.23)
Net asset value, end of period	$ 11.91	$ 11.74	$ 9.99	$ 8.92	$ 9.37
Total ReturnA, B	5.30%	20.43%	15.20%	(2.36)%	15.98%
Ratios to Average Net Assets D,E
Expenses before reductions F	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.07%	2.07%	2.34%	2.13%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,037	$ 12,661	$ 8,319	$ 6,824	$ 6,741
Portfolio turnover rate D	18%	19%	20%	16%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

F Amount represents less than .01%.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP Freedom Lifetime Income I	$ 14,170,606	$ 815,221	$ (322,457)	$ 492,764
VIP Freedom Lifetime Income II	28,262,950	2,030,466	(762,415)	1,268,051
VIP Freedom Lifetime Income III	15,937,479	1,590,131	(490,616)	1,099,515

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$ 3,754	$ 80,490	$ -	$ 492,764
VIP Freedom Lifetime Income II	-	-	(78,349)	1,268,051
VIP Freedom Lifetime Income III	1,947	12,492	-	1,099,515

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration 2018
VIP Freedom Lifetime Income II	$ (78,349)

The tax character of distributions paid was as follows:

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 300,775	$ 243,546	$ 544,321
VIP Freedom Lifetime Income II	612,490	-	612,490
VIP Freedom Lifetime Income III	421,588	158,571	580,159
December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 291,161	$ 88,899	$ 380,060
VIP Freedom Lifetime Income II	494,571	-	494,571
VIP Freedom Lifetime Income III	281,217	15,990	297,207

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	3,024,614	1,661,315
VIP Freedom Lifetime Income II	8,245,597	2,397,981
VIP Freedom Lifetime Income III	6,785,068	2,698,339

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Lifetime Income I	.00%	$ 58
VIP Freedom Lifetime Income II	.00%	$ 109
VIP Freedom Lifetime Income III	.00%	$ 62

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment advisor or its affiliates were owners of record of all the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio (the Funds), each a fund of Variable Insurance Products V, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Lifetime Income Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Lifetime Income Fund's activities, review contractual arrangements with companies that provide services to each VIP Freedom Lifetime Income Fund, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Lifetime Income Fund's performance. If the interests of a VIP Freedom Lifetime Income Fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Lifetime Income Funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.]

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/06/15	02/06/15	$0.001	$0.065
VIP Freedom Lifetime Income III	02/06/15	02/06/15	$0.001	$0.010

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Lifetime Income I	$81,064
VIP Freedom Lifetime Income III	$14,136

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2014	December 2014
VIP Freedom Lifetime Income I	1%	14%
VIP Freedom Lifetime Income II	-%	20%
VIP Freedom Lifetime Income III	1%	26%

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	6.37%
VIP Freedom Lifetime Income II	4.73%
VIP Freedom Lifetime Income III	2.41%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	02/14/2014	0.0000	0.0000
	12/29/2014	0.0113	0.0012
VIP Freedom Lifetime Income II	12/29/2014	0.0189	0.0020
VIP Freedom Lifetime Income III	02/14/2014	0.0000	0.0000
	12/29/2014	0.0277	0.0029

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each fund in January 2014 and March 2014.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests, and that information about such expenses is disclosed in the funds' prospectus. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

Annual Report

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Administrator

Fidelity Management & Research Company
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFLI-ANN-0215
1.816199.109

Fidelity® Variable Insurance Products:

FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP FundsManager® 20% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 50% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 60% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 70% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 85% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 20% Portfolio - Investor Class	4.12%	5.01%	4.30%
VIP FundsManager 20% Portfolio - Service Class	4.21%	5.00%	4.30%
VIP FundsManager 20% Portfolio - Service Class 2	3.98%	4.85%	4.15%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP FundsManager 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 50% Portfolio - Investor Class	5.10%	8.18%	5.28%
VIP FundsManager 50% Portfolio - Service Class	5.18%	8.20%	5.29%
VIP FundsManager 50% Portfolio - Service Class 2	4.95%	8.02%	5.13%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP FundsManager 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 60% Portfolio - Investor Class	5.40%	9.21%	5.14%
VIP FundsManager 60% Portfolio - Service Class	5.40%	9.18%	5.14%
VIP FundsManager 60% Portfolio - Service Class 2	5.26%	9.02%	4.99%

A From August 22, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 60% Portfolio - Investor Class on August 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 70% Portfolio - Investor Class	5.15%	9.98%	5.48%
VIP FundsManager 70% Portfolio - Service Class	5.24%	10.00%	5.49%
VIP FundsManager 70% Portfolio - Service Class 2	5.10%	9.83%	5.33%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 85% Portfolio - Investor Class	5.29%	11.05%	5.46%
VIP FundsManager 85% Portfolio - Service Class	5.29%	11.05%	5.46%
VIP FundsManager 85% Portfolio - Service Class 2	5.08%	10.88%	5.29%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Xuehai En, Portfolio Manager of VIP FundsManager® Portfolios: For the year, the various classes of the VIP FundsManager® Portfolios lagged their respective Composite benchmarks. (For specific portfolio results, please see the performance section of this report.) Relative to the benchmarks, asset allocation was positive in all but the 85% Portfolio, where it was slightly negative. Security selection hampered relative performance across all the Portfolios, and its negative impact was proportionally greater as equity risk increased. This pattern was driven by adverse domestic stock picks amid a challenging period for active equity managers. Security selection in foreign developed-markets equities also notably detracted from performance versus the Composite benchmarks in most of the Portfolios. Concerning asset allocation, underweighting cash was beneficial, and more than offset negative results from other aspects of my fixed-income strategy. My equity allocation strategy - overweighting domestic and roughly equal-weighting foreign developed markets, combined with a modest allocation to emerging-markets (EM) stocks - also was collectively positive, but the benefit was negated by poor stock choices in developed markets. On a standalone basis, allocations to EM equities worked against performance and canceled the benefit of solid stock picks in that asset class. Lastly, a small residual position in the Gold Portfolio detracted from the 85% Portfolio's relative return. Looking at additional underlying funds, energy and commodity-sensitive sector/industry funds - Fidelity® Select Portfolios® - were among the largest detractors, including Energy Portfolio, Energy Service Portfolio, Industrials Portfolio and Natural Gas Portfolio. Among diversified funds, Fidelity® International Discovery Fund was the primary detractor, as its performance was hampered by stock picks in industrials and consumer discretionary in Europe. On the plus side, Health Care Portfolio was the biggest contributor by far, reflecting this sector's strong performance in 2014. Notable allocation shifts during the period included adjustments to the Portfolios' domestic equity allocations: trimming them in the spring, then moderately increasing them in December during a period of market volatility. I also increased the Portfolios' modest allocations to real estate investment trusts (REITs) and, later in the period, reduced their exposure to high-yield bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,009.60	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,008.30	$ 1.77
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,008.80	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,007.40	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,005.90	$ 1.77
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,006.60	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,006.10	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,005.50	$ 1.77
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,006.10	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,002.30	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,001.70	$ 1.77
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,002.30	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,003.10	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,001.60	$ 1.77
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,002.30	$ 1.01
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

Annual Report

VIP FundsManager 20% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.1	0.1
Fidelity Automotive Portfolio	0.0	0.2
Fidelity Banking Portfolio	0.6	0.5
Fidelity Biotechnology Portfolio	0.0*	0.0*
Fidelity Blue Chip Growth Fund	0.6	0.2
Fidelity Blue Chip Value Fund	0.1	0.1
Fidelity Brokerage and Investment Management Portfolio	0.3	0.6
Fidelity Capital Appreciation Fund	0.0	0.0*
Fidelity Chemicals Portfolio	0.5	0.7
Fidelity Communications Equipment Portfolio	0.2	0.3
Fidelity Computers Portfolio	0.6	0.3
Fidelity Construction and Housing Portfolio	0.4	0.0*
Fidelity Consumer Discretionary Portfolio	1.6	1.0
Fidelity Consumer Finance Portfolio	0.1	0.1
Fidelity Consumer Staples Portfolio	1.6	0.9
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense and Aerospace Portfolio	0.0	0.0*
Fidelity Disciplined Equity Fund	0.0	0.1
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.5	0.4
Fidelity Energy Portfolio	0.7	1.4
Fidelity Energy Service Portfolio	0.2	0.4
Fidelity Environmental and Alternative Energy Portfolio	0.0	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0	0.2
Fidelity Financial Services Portfolio	1.5	0.9
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.0*
Fidelity Growth Company Fund	0.0	0.0*
Fidelity Growth Discovery Fund	0.0	0.0*
Fidelity Health Care Portfolio	2.4	2.0
Fidelity Independence Fund	0.0	0.4
Fidelity Industrial Equipment Portfolio	0.0	0.2
Fidelity Industrials Portfolio	1.1	1.4
Fidelity Insurance Portfolio	0.6	0.6

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity IT Services Portfolio	0.0*	0.0*
Fidelity Large Cap Stock Fund	0.1	0.4
Fidelity Leisure Portfolio	0.1	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.0	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0	0.1
Fidelity Medical Delivery Portfolio	0.1	0.0*
Fidelity Medical Equipment and Systems Portfolio	0.1	0.0*
Fidelity Mega Cap Stock Fund	0.4	0.1
Fidelity Mid-Cap Stock Fund	0.0	0.0*
Fidelity Mid Cap Value Fund	0.2	0.0
Fidelity Multimedia Portfolio	0.0	0.4
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0	0.0*
Fidelity New Millennium Fund	0.0	0.3
Fidelity OTC Portfolio	0.2	0.2
Fidelity Pharmaceuticals Portfolio	0.0*	0.0*
Fidelity Real Estate Investment Portfolio	0.4	0.2
Fidelity Retailing Portfolio	0.3	0.1
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.0*	0.0*
Fidelity Small Cap Growth Fund	0.0	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software and Computer Services Portfolio	0.1	0.3
Fidelity Stock Selector Large Cap Value Fund	0.8	0.0*
Fidelity Technology Portfolio	1.9	1.6
Fidelity Telecom and Utilities Fund	0.0	0.0*
Fidelity Telecommunications Portfolio	0.1	0.2
Fidelity Transportation Portfolio	0.2	0.2
Fidelity Utilities Portfolio	0.3	0.2
Fidelity Value Discovery Fund	0.0	0.0*
Fidelity Value Fund	0.0	0.1
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0	0.0*
VIP Energy Portfolio Investor Class	0.0	0.4
VIP Mid Cap Portfolio Investor Class	0.0	0.0*
	19.0	17.9
Fund Holdings as of December 31, 2014 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.1	0.1
Fidelity Diversified International Fund	0.9	0.7
Fidelity Emerging Asia Fund	0.4	0.3
Fidelity Emerging Markets Fund	1.0	0.8
Fidelity Europe Fund	0.4	0.6
Fidelity International Capital Appreciation Fund	0.6	0.5
Fidelity International Discovery Fund	0.6	0.6
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0	0.1
Fidelity International Small Cap Opportunities Fund	0.0	0.2
Fidelity International Value Fund	0.1	0.2
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.1	0.1
Fidelity Nordic Fund	0.0	0.3
Fidelity Overseas Fund	1.4	1.6
Fidelity Pacific Basin Fund	0.2	0.2
Spartan International Index Fund Investor Class	1.1	1.2
	6.9	7.5
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.6	1.5
Fidelity Focused High Income Fund	0.0*	0.1
Fidelity High Income Fund	0.0*	1.7
Fidelity New Markets Income Fund	0.6	0.5
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Long-Term Treasury Bond Index Fund Investor Class	0.6	0.0
Spartan U.S. Bond Index Fund Investor Class	47.1	47.0
	49.2	51.1
Money Market Funds
Fidelity Institutional Money Market Portfolio Class I	1.8	1.8
Fidelity Institutional Prime Money Market Portfolio Class I	18.8	17.3
Fidelity Select Money Market Portfolio	4.3	4.4
	24.9	23.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2014
Domestic Equity Funds	19.0%
International Equity Funds	6.9%
Fixed-Income Funds	49.2%
Money Market Funds	24.9%

As of June 30, 2014
Domestic Equity Funds	17.9%
International Equity Funds	7.5%
Fixed-Income Funds	51.1%
Money Market Funds	23.5%

Annual Report

VIP FundsManager 20% Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 25.9%
	Shares	Value
Domestic Equity Funds - 19.0%
Fidelity Air Transportation Portfolio (c)	9,680	$ 722,218
Fidelity Banking Portfolio (c)	171,864	4,617,977
Fidelity Biotechnology Portfolio (c)	137	30,278
Fidelity Blue Chip Growth Fund (c)	67,862	4,643,143
Fidelity Blue Chip Value Fund (c)	61,518	1,002,736
Fidelity Brokerage and Investment Management Portfolio (c)	33,773	2,551,526
Fidelity Chemicals Portfolio (c)	24,216	3,553,417
Fidelity Communications Equipment Portfolio (c)	38,965	1,240,631
Fidelity Computers Portfolio (c)	53,154	4,400,604
Fidelity Construction and Housing Portfolio (c)	56,666	3,176,717
Fidelity Consumer Discretionary Portfolio (c)	350,584	11,793,649
Fidelity Consumer Finance Portfolio (c)	51,524	726,495
Fidelity Consumer Staples Portfolio (c)	126,346	12,347,828
Fidelity Contrafund (c)	280	27,397
Fidelity Dividend Growth Fund (c)	645	21,542
Fidelity Electronics Portfolio (c)	42,092	3,568,545
Fidelity Energy Portfolio (c)	116,586	5,224,198
Fidelity Energy Service Portfolio (c)	27,705	1,558,936
Fidelity Equity Dividend Income Fund (c)	744	19,926
Fidelity Financial Services Portfolio (c)	130,402	11,591,469
Fidelity Fund (c)	796	34,121
Fidelity Global Commodity Stock Fund (c)	3,863	48,092
Fidelity Gold Portfolio (a)(c)	6,965	114,512
Fidelity Growth & Income Portfolio (c)	114	3,436
Fidelity Health Care Portfolio (c)	84,983	18,500,783
Fidelity Industrials Portfolio (c)	255,129	8,110,539
Fidelity Insurance Portfolio (c)	67,950	4,585,934
Fidelity IT Services Portfolio (c)	7,265	266,995
Fidelity Large Cap Stock Fund (c)	35,441	1,001,217
Fidelity Leisure Portfolio (c)	4,929	653,398
Fidelity Leveraged Company Stock Fund (c)	198	8,995
Fidelity Magellan Fund (c)	468	43,256
Fidelity Medical Delivery Portfolio (c)	5,272	432,954
Fidelity Medical Equipment and Systems Portfolio (c)	22,104	858,076
Fidelity Mega Cap Stock Fund (c)	168,413	2,778,809
Fidelity Mid Cap Value Fund (c)	51,437	1,266,383
Fidelity Natural Gas Portfolio (c)	152	4,913
Fidelity OTC Portfolio (c)	23,619	1,879,159
Fidelity Pharmaceuticals Portfolio (c)	11,783	251,916
Fidelity Real Estate Investment Portfolio (c)	72,434	2,958,944
Fidelity Retailing Portfolio (c)	22,388	2,015,796
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	7,114

	Shares	Value
Fidelity Small Cap Discovery Fund (c)	6,869	$ 206,688
Fidelity Small Cap Stock Fund (c)	682	12,820
Fidelity Small Cap Value Fund (c)	9,511	180,036
Fidelity Software and Computer Services Portfolio (c)	9,418	1,091,688
Fidelity Stock Selector Large Cap Value Fund (c)	345,376	5,919,753
Fidelity Technology Portfolio (c)	125,139	14,324,700
Fidelity Telecommunications Portfolio (c)	11,057	667,602
Fidelity Transportation Portfolio (c)	19,594	1,885,324
Fidelity Utilities Portfolio (c)	28,986	2,178,020
Spartan Extended Market Index Fund Investor Class (c)	306	16,866
TOTAL DOMESTIC EQUITY FUNDS		145,128,071
International Equity Funds - 6.9%
Fidelity Canada Fund (c)	502	26,393
Fidelity China Region Fund (c)	17,480	535,940
Fidelity Diversified International Fund (c)	189,386	6,524,341
Fidelity Emerging Asia Fund (c)	99,627	3,252,827
Fidelity Emerging Markets Fund (c)	308,778	7,506,396
Fidelity Europe Fund (c)	91,315	3,220,679
Fidelity International Capital Appreciation Fund (c)	282,648	4,624,124
Fidelity International Discovery Fund (c)	121,363	4,610,578
Fidelity International Real Estate Fund (c)	1,148	11,630
Fidelity International Value Fund (c)	135,508	1,090,843
Fidelity Japan Fund (c)	3,379	36,962
Fidelity Japan Smaller Companies Fund (c)	57,024	701,962
Fidelity Overseas Fund (c)	272,207	10,381,988
Fidelity Pacific Basin Fund (c)	50,754	1,323,157
Spartan International Index Fund Investor Class (c)	235,754	8,774,771
TOTAL INTERNATIONAL EQUITY FUNDS		52,622,591
TOTAL EQUITY FUNDS (Cost $171,799,512)		197,750,662
Fixed-Income Funds - 49.2%

Fidelity Floating Rate High Income Fund (c)	483,893	4,655,051
Fidelity Focused High Income Fund (c)	36,511	312,169
Fidelity High Income Fund (c)	39,126	348,223
Fidelity New Markets Income Fund (c)	272,819	4,163,222
Fidelity Real Estate Income Fund (c)	216,079	2,521,641
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	318,959	4,248,533
Spartan U.S. Bond Index Fund Investor Class (c)	30,562,472	358,803,414
TOTAL FIXED-INCOME FUNDS (Cost $362,510,395)		375,052,253
Money Market Funds - 24.9%
	Shares	Value
Fidelity Institutional Money Market Portfolio Class I 0.07% (b)(c)	13,209,159	$ 13,209,159
Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c)	143,215,804	143,215,804
Fidelity Select Money Market Portfolio 0.01% (b)(c)	32,976,771	32,976,771
TOTAL MONEY MARKET FUNDS (Cost $189,401,734)		189,401,734
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $723,711,641)		762,204,649
NET OTHER ASSETS (LIABILITIES) - 0.0%		(126,634)
NET ASSETS - 100%		$ 762,078,015
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 563,881	$ 11,725	$ -	$ 802	$ 722,218
Fidelity Automotive Portfolio	1,357,761	120,205	1,359,804	1,036	-
Fidelity Banking Portfolio	2,565,839	2,545,018	541,600	56,813	4,617,977
Fidelity Biotechnology Portfolio	188,247	2,941	200,000	-	30,278
Fidelity Blue Chip Growth Fund	771,438	3,632,255	-	2,744	4,643,143
Fidelity Blue Chip Value Fund	-	906,002	-	13,752	1,002,736
Fidelity Brokerage and Investment Management Portfolio	7,463,745	162,324	4,994,692	32,023	2,551,526
Fidelity Canada Fund	146,592	3,451	120,000	299	26,393
Fidelity Capital Appreciation Fund	2,099,582	-	2,094,139	-	-
Fidelity Chemicals Portfolio	1,045,303	3,897,500	1,381,213	35,631	3,553,417
Fidelity China Region Fund	513,044	69,389	-	4,969	535,940
Fidelity Communications Equipment Portfolio	2,289,418	76,487	1,280,000	11,296	1,240,631
Fidelity Computers Portfolio	1,544,074	2,668,098	-	19,926	4,400,604
Fidelity Construction and Housing Portfolio	54,655	3,230,873	-	12,654	3,176,717
Fidelity Consumer Discretionary Portfolio	6,455,657	6,516,876	1,515,497	33,808	11,793,649
Fidelity Consumer Finance Portfolio	2,280,416	181,251	1,590,000	14,226	726,495
Fidelity Consumer Staples Portfolio	6,212,247	6,046,599	550,022	171,699	12,347,828
Fidelity Contrafund	479,558	36,082	500,000	66	27,397
Fidelity Defense and Aerospace Portfolio	212,338	39,029	242,346	413	-
Fidelity Disciplined Equity Fund	383,340	29,324	445,976	-	-
Fidelity Diversified International Fund	9,595,158	2,377,870	5,000,000	69,280	6,524,341
Fidelity Dividend Growth Fund	19,256	3,348	-	294	21,542
Fidelity Electronics Portfolio	350,161	2,740,458	-	16,333	3,568,545
Fidelity Emerging Asia Fund	2,320,860	1,151,917	323,247	29,030	3,252,827
Fidelity Emerging Markets Fund	2,270,820	5,657,727	279,504	43,958	7,506,396
Fidelity Energy Portfolio	5,796,947	4,706,581	4,212,789	56,757	5,224,198
Fidelity Energy Service Portfolio	1,839,664	1,472,840	931,533	9,740	1,558,936
Fidelity Environmental and Alternative Energy Portfolio	253,092	321	253,638	33	-
Fidelity Equity Dividend Income Fund	17,854	496	-	496	19,926
Fidelity Equity-Income Fund	1,298,201	963,108	2,277,613	12,875	-
Fidelity Europe Capital Appreciation Fund	914,247	8,347	-	8,347	-
Fidelity Europe Fund	3,026,041	911,868	1,299,481	81,516	3,220,679
Fidelity Financial Services Portfolio	5,654,338	5,766,119	427,722	104,544	11,591,469
Fidelity Floating Rate High Income Fund	11,044,861	524,299	6,717,413	300,240	4,655,051
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ 553,576	$ 42,387	$ 250,000	24,603	$ 312,169
Fidelity Fund	30,236	3,628	-	218	34,121
Fidelity Global Commodity Stock Fund	53,718	776	-	677	48,092
Fidelity Gold Portfolio	125,169	-	-	-	114,512
Fidelity Growth & Income Portfolio	3,113	58	-	58	3,436
Fidelity Growth Company Fund	150,203	881	169,694	-	-
Fidelity Growth Discovery Fund	118,269	48,983	186,385	86	-
Fidelity Health Care Portfolio	16,170,782	6,276,739	6,189,614	-	18,500,783
Fidelity High Income Fund	11,137,255	1,256,732	11,903,090	413,902	348,223
Fidelity Independence Fund	860,940	2,300,000	3,204,167	-	-
Fidelity Industrial Equipment Portfolio	3,174,351	182,027	3,155,891	4,814	-
Fidelity Industrials Portfolio	10,676,857	1,230,100	3,300,803	57,749	8,110,539
Fidelity Institutional Money Market Portfolio Class I	13,203,190	5,968	-	5,965	13,209,159
Fidelity Institutional Prime Money Market Portfolio Class I	124,480,048	59,569,398	40,833,639	13,405	143,215,804
Fidelity Insurance Portfolio	5,016,864	479,685	832,510	62,050	4,585,934
Fidelity International Capital Appreciation Fund	1,330,972	3,413,936	-	24,665	4,624,124
Fidelity International Discovery Fund	17,361,242	3,050,731	15,177,813	30,702	4,610,578
Fidelity International Real Estate Fund	11,160	524	-	175	11,630
Fidelity International Small Cap Fund	556,055	-	521,392	-	-
Fidelity International Small Cap Opportunities Fund	2,355,520	135,345	2,552,374	-	-
Fidelity International Value Fund	1,181,497	41,385	-	41,385	1,090,843
Fidelity IT Services Portfolio	3,042,691	29,904	2,700,110	34	266,995
Fidelity Japan Fund	40,369	292	-	292	36,962
Fidelity Japan Smaller Companies Fund	1,051,705	12,435	285,618	1,792	701,962
Fidelity Large Cap Stock Fund	1,944,931	747,626	1,819,844	14,229	1,001,217
Fidelity Leisure Portfolio	603,162	51,046	-	6,835	653,398
Fidelity Leveraged Company Stock Fund	8,519	68	-	68	8,995
Fidelity Low-Priced Stock Fund	70,108	3,405	74,523	456	-
Fidelity Magellan Fund	37,919	5,155	-	304	43,256
Fidelity Materials Portfolio	281,082	494,198	760,749	790	-
Fidelity Medical Delivery Portfolio	12,500	422,827	-	-	432,954
Fidelity Medical Equipment and Systems Portfolio	15,916	851,087	-	24	858,076
Fidelity Mega Cap Stock Fund	1,309,441	2,668,749	1,251,593	33,017	2,778,809
Fidelity Mid Cap Value Fund	-	1,280,727	-	9,517	1,266,383
Fidelity Mid-Cap Stock Fund	87,173	6,257	92,279	-	-
Fidelity Multimedia Portfolio	2,827,249	47,453	2,889,085	210	-
Fidelity Natural Gas Portfolio	5,666	63	-	58	4,913
Fidelity Natural Resources Portfolio	33,076	201	32,383	4	-
Fidelity New Markets Income Fund	1,130,813	3,315,918	39,739	136,940	4,163,222
Fidelity New Millennium Fund	1,678,855	553,907	2,293,315	-	-
Fidelity Nordic Fund	1,657,534	129,525	1,741,781	-	-
Fidelity OTC Portfolio	3,598,123	3,284,388	4,918,963	-	1,879,159
Fidelity Overseas Fund	18,319	11,611,801	636,821	180,357	10,381,988
Fidelity Pacific Basin Fund	1,314,981	84,956	-	8,605	1,323,157
Fidelity Pharmaceuticals Portfolio	133,265	97,510	-	1,593	251,916
Fidelity Real Estate Income Fund	565,052	1,954,998	-	111,039	2,521,641
Fidelity Real Estate Investment Portfolio	451,969	2,209,069	-	37,948	2,958,944
Fidelity Retailing Portfolio	763,312	1,222,380	-	3,222	2,015,796
Fidelity Select Money Market Portfolio	32,970,809	5,962	-	3,325	32,976,771
Fidelity Series Commodity Strategy Fund	8,628	-	-	-	7,114
Fidelity Short Term Bond Portfolio	-	15,168,277	15,185,935	765	-
Fidelity Small Cap Discovery Fund	1,745,982	30,981	1,536,885	690	206,688
Fidelity Small Cap Growth Fund	198,238	12,221	195,913	-	-
Fidelity Small Cap Stock Fund	11,961	2,119	-	74	12,820
Fidelity Small Cap Value Fund	1,844,650	19,850	1,600,000	637	180,036
Fidelity Software and Computer Services Portfolio	12,089,760	448,899	11,257,442	-	1,091,688
Fidelity Stock Selector Large Cap Value Fund	157,841	5,652,403	98,037	53,213	5,919,753
Fidelity Technology Portfolio	-	15,874,127	872,503	19,185	14,324,700
Fidelity Telecom and Utilities Fund	122,424	3,563	140,233	3,563	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Telecommunications Portfolio	$ 1,251,781	$ 397,735	$ 979,905	$ 44,308	$ 667,602
Fidelity Transportation Portfolio	1,127,230	355,851	-	6,049	1,885,324
Fidelity Utilities Portfolio	229,274	3,041,167	1,122,728	32,508	2,178,020
Fidelity Value Discovery Fund	-	405,001	424,603	2,483	-
Fidelity Value Fund	158,870	911,208	1,110,497	-	-
Spartan Extended Market Index Fund Investor Class	15,662	667	-	208	16,866
Spartan International Index Fund Investor Class	8,726,882	1,140,120	293,498	282,560	8,774,771
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	4,127,268	-	9,119	4,248,533
Spartan Total Market Index Fund Investor Class	189,613	501	211,516	501	-
Spartan U.S. Bond Index Fund Investor Class	320,240,419	49,503,785	21,974,945	8,216,322	358,803,414
VIP Energy Portfolio Investor Class	2,572,440	14,531	2,813,383	-	-
VIP Mid Cap Portfolio Investor Class	3,595	56	3,754	-	-
Total	$ 695,929,441	$ 262,702,248	$ 206,174,181	$ 11,048,898	$ 762,204,649
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $723,711,641) - See accompanying schedule		$ 762,204,649
Cash		12
Receivable for investments sold		8,682
Receivable for fund shares sold		470,096
Total assets		762,683,439

Liabilities
Payable for investments purchased	$ 147,924
Payable for fund shares redeemed	330,862
Accrued management fee	126,462
Distribution and service plan fees payable	176
Total liabilities		605,424

Net Assets		$ 762,078,015
Net Assets consist of:
Paid in capital		$ 702,012,939
Undistributed net investment income		21,830
Accumulated undistributed net realized gain (loss) on investments		21,550,238
Net unrealized appreciation (depreciation) on investments		38,493,008
Net Assets		$ 762,078,015

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($68,194 ÷ 5,927 shares)	$ 11.51

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,426,447 ÷ 124,170 shares)	$ 11.49

Investor Class: Net Asset Value, offering price and redemption price per share ($760,583,374 ÷ 66,137,128 shares)	$ 11.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 11,048,898

Expenses
Management fee	$ 1,828,769
Distribution and service plan fees	3,304
Independent trustees' compensation	3,148
Total expenses before reductions	1,835,221
Expense reductions	(367,845)	1,467,376
Net investment income (loss)		9,581,522
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	15,468,029
Capital gain distributions from underlying funds	10,237,705
Total net realized gain (loss)		25,705,734
Change in net unrealized appreciation (depreciation) on underlying funds		(5,720,903)
Net gain (loss)		19,984,831
Net increase (decrease) in net assets resulting from operations		$ 29,566,353

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,581,522	$ 8,470,570
Net realized gain (loss)	25,705,734	18,598,537
Change in net unrealized appreciation (depreciation)	(5,720,903)	9,581,168
Net increase (decrease) in net assets resulting from operations	29,566,353	36,650,275
Distributions to shareholders from net investment income	(9,574,383)	(8,453,986)
Distributions to shareholders from net realized gain	(9,285,360)	(14,302,675)
Total distributions	(18,859,743)	(22,756,661)
Share transactions - net increase (decrease)	55,557,229	29,613,069
Total increase (decrease) in net assets	66,263,839	43,506,683

Net Assets
Beginning of period	695,814,176	652,307,493
End of period (including undistributed net investment income of $21,830 and undistributed net investment income of $14,691, respectively)	$ 762,078,015	$ 695,814,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.33	$ 11.10	$ 10.68	$ 10.63	$ 10.07
Income from Investment Operations
Net investment income (loss) C	.15	.14	.17	.20	.19
Net realized and unrealized gain (loss)	.32	.47	.44	.05	.55
Total from investment operations	.47	.61	.61	.25	.74
Distributions from net investment income	(.15)	(.14)	(.16)	(.18)	(.17)
Distributions from net realized gain	(.15)	(.24)	(.03)	(.02)	(.01)
Total distributions	(.29) F	(.38)	(.19)	(.20)	(.18)
Net asset value, end of period	$ 11.51	$ 11.33	$ 11.10	$ 10.68	$ 10.63
Total ReturnA, B	4.21%	5.53%	5.68%	2.30%	7.36%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.31%	1.23%	1.51%	1.84%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68	$ 72	$ 71	$ 64	$ 67
Portfolio turnover rate D	28%	25%	17%	12%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 11.08	$ 10.67	$ 10.62	$ 10.06
Income from Investment Operations
Net investment income (loss) C	.13	.12	.15	.18	.18
Net realized and unrealized gain (loss)	.32	.48	.43	.05	.55
Total from investment operations	.45	.60	.58	.23	.73
Distributions from net investment income	(.13)	(.12)	(.14)	(.16)	(.16)
Distributions from net realized gain	(.15)	(.24)	(.03)	(.02)	(.01)
Total distributions	(.28)	(.36)	(.17)	(.18)	(.17)
Net asset value, end of period	$ 11.49	$ 11.32	$ 11.08	$ 10.67	$ 10.62
Total ReturnA, B	3.98%	5.46%	5.43%	2.20%	7.24%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.16%	1.08%	1.36%	1.69%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426	$ 1,197	$ 1,274	$ 1,373	$ 569
Portfolio turnover rate D	28%	25%	17%	12%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.33	$ 11.09	$ 10.68	$ 10.63	$ 10.06
Income from Investment Operations
Net investment income (loss) C	.15	.14	.17	.20	.19
Net realized and unrealized gain (loss)	.31	.48	.43	.05	.56
Total from investment operations	.46	.62	.60	.25	.75
Distributions from net investment income	(.15)	(.14)	(.16)	(.18)	(.17)
Distributions from net realized gain	(.15)	(.24)	(.03)	(.02)	(.01)
Total distributions	(.29) F	(.38)	(.19)	(.20)	(.18)
Net asset value, end of period	$ 11.50	$ 11.33	$ 11.09	$ 10.68	$ 10.63
Total ReturnA, B	4.12%	5.62%	5.58%	2.31%	7.47%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.31%	1.23%	1.51%	1.84%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 760,583	$ 694,546	$ 650,963	$ 533,568	$ 391,226
Portfolio turnover rate D	28%	25%	17%	12%	14%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.3	0.3
Fidelity Banking Portfolio	1.1	1.2
Fidelity Biotechnology Portfolio	0.0*	0.0*
Fidelity Blue Chip Growth Fund	1.5	1.0
Fidelity Blue Chip Value Fund	0.3	0.3
Fidelity Brokerage and Investment Management Portfolio	1.3	1.5
Fidelity Capital Appreciation Fund	0.0	0.0*
Fidelity Chemicals Portfolio	0.9	1.3
Fidelity Communications Equipment Portfolio	0.2	0.3
Fidelity Computers Portfolio	1.7	0.7
Fidelity Construction and Housing Portfolio	0.6	0.6
Fidelity Consumer Discretionary Portfolio	2.9	1.5
Fidelity Consumer Finance Portfolio	0.1	0.1
Fidelity Consumer Staples Portfolio	3.3	1.7
Fidelity Contrafund	0.0	0.0*
Fidelity Defense and Aerospace Portfolio	0.0	0.0*
Fidelity Disciplined Equity Fund	0.0	0.2
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.8	0.6
Fidelity Energy Portfolio	1.1	2.4
Fidelity Energy Service Portfolio	0.5	1.3
Fidelity Environmental and Alternative Energy Portfolio	0.0	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0	0.3
Fidelity Financial Services Portfolio	3.2	1.7
Fidelity Fund	0.0	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.1
Fidelity Growth Company Fund	0.0*	0.1
Fidelity Growth Discovery Fund	0.0	0.3
Fidelity Health Care Portfolio	4.1	2.8
Fidelity Independence Fund	0.0	0.7
Fidelity Industrial Equipment Portfolio	0.4	0.7
Fidelity Industrials Portfolio	1.7	2.1
Fidelity Insurance Portfolio	0.7	0.8
Fidelity IT Services Portfolio	0.0*	0.1
Fidelity Large Cap Stock Fund	1.4	2.0

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Leisure Portfolio	0.1	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.0*	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0	0.3
Fidelity Medical Delivery Portfolio	0.3	0.2
Fidelity Medical Equipment and Systems Portfolio	0.1	0.0*
Fidelity Mega Cap Stock Fund	1.3	1.1
Fidelity Mid Cap Value Fund	0.8	0.0*
Fidelity Mid-Cap Stock Fund	0.0	0.0*
Fidelity Multimedia Portfolio	0.5	0.6
Fidelity Nasdaq Composite Index Fund	0.0*	0.0*
Fidelity Natural Gas Portfolio	0.1	0.1
Fidelity Natural Resources Portfolio	0.0	0.0*
Fidelity New Millennium Fund	0.0	1.8
Fidelity OTC Portfolio	0.6	0.5
Fidelity Pharmaceuticals Portfolio	0.7	0.8
Fidelity Real Estate Investment Portfolio	0.4	0.1
Fidelity Retailing Portfolio	0.4	0.3
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.0*	0.1
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software and Computer Services Portfolio	0.8	1.7
Fidelity Stock Selector Large Cap Value Fund	1.5	0.3
Fidelity Technology Portfolio	2.9	1.6
Fidelity Telecom and Utilities Fund	0.0*	0.0*
Fidelity Telecommunications Portfolio	0.1	0.3
Fidelity Transportation Portfolio	0.5	0.5
Fidelity Utilities Portfolio	0.6	0.2
Fidelity Value Discovery Fund	0.7	0.2
Fidelity Value Fund	0.0	0.8
Fidelity Value Strategies Fund	0.0	0.0*
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	0.0	0.1
Spartan Total Market Index Fund Investor Class	0.0	0.1
VIP Mid Cap Portfolio Investor Class	0.0	0.0*
	40.8	38.8
Fund Holdings as of December 31, 2014 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.0*	0.0*
Fidelity Diversified International Fund	4.7	2.5
Fidelity Emerging Asia Fund	0.6	0.5
Fidelity Emerging Markets Fund	1.0	0.9
Fidelity Europe Fund	1.7	2.6
Fidelity International Capital Appreciation Fund	0.5	0.5
Fidelity International Discovery Fund	2.3	3.7
Fidelity International Growth Fund	0.1	0.1
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0	0.3
Fidelity International Small Cap Opportunities Fund	0.4	0.7
Fidelity International Value Fund	0.2	0.3
Fidelity Japan Fund	0.0	0.1
Fidelity Japan Smaller Companies Fund	0.2	0.3
Fidelity Latin America Fund	0.0*	0.0*
Fidelity Nordic Fund	0.3	0.4
Fidelity Overseas Fund	1.1	1.3
Fidelity Pacific Basin Fund	0.2	0.2
Spartan International Index Fund Investor Class	2.3	2.3
	15.6	16.7
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.6	1.5
Fidelity Focused High Income Fund	0.0*	0.2
Fidelity High Income Fund	0.1	1.0
Fidelity New Markets Income Fund	0.6	0.5
Fidelity Real Estate Income Fund	0.3	0.4
Spartan Long-Term Treasury Bond Index Fund Investor Class	0.7	0.0
Spartan U.S. Bond Index Fund Investor Class	35.6	35.5
	37.9	39.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	5.5	5.2
Fidelity Select Money Market Portfolio	0.2	0.2
	5.7	5.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2014
Domestic Equity Funds	40.8%
International Equity Funds	15.6%
Fixed-Income Funds	37.9%
Money Market Funds	5.7%

As of June 30, 2014
Domestic Equity Funds	38.8%
International Equity Funds	16.7%
Fixed-Income Funds	39.1%
Money Market Funds	5.4%

Annual Report

VIP FundsManager 50% Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 56.4%
	Shares	Value
Domestic Equity Funds - 40.8%
Fidelity Air Transportation Portfolio (c)	188,095	$ 14,033,803
Fidelity Automotive Portfolio (c)	297,428	13,663,848
Fidelity Banking Portfolio (c)	2,175,038	58,443,279
Fidelity Biotechnology Portfolio (c)	373	82,496
Fidelity Blue Chip Growth Fund (c)	1,153,334	78,911,099
Fidelity Blue Chip Value Fund (c)	891,137	14,525,539
Fidelity Brokerage and Investment Management Portfolio (c)	855,602	64,640,744
Fidelity Chemicals Portfolio (c)	314,793	46,192,682
Fidelity Communications Equipment Portfolio (c)	384,832	12,253,053
Fidelity Computers Portfolio (c)	1,079,415	89,364,757
Fidelity Construction and Housing Portfolio (c)	537,255	30,118,536
Fidelity Consumer Discretionary Portfolio (c)	4,392,688	147,770,012
Fidelity Consumer Finance Portfolio (c)	469,406	6,618,628
Fidelity Consumer Staples Portfolio (c)	1,747,270	170,760,736
Fidelity Dividend Growth Fund (c)	5,187	173,358
Fidelity Electronics Portfolio (c)	513,805	43,560,401
Fidelity Energy Portfolio (c)	1,260,211	56,470,073
Fidelity Energy Service Portfolio (c)	449,588	25,298,308
Fidelity Equity Dividend Income Fund (c)	559	14,973
Fidelity Financial Services Portfolio (c)	1,846,748	164,157,468
Fidelity Global Commodity Stock Fund (c)	4,693	58,425
Fidelity Gold Portfolio (a)(c)	5,877	96,620
Fidelity Growth & Income Portfolio (c)	13,603	410,936
Fidelity Growth Company Fund (c)	1,454	191,703
Fidelity Health Care Portfolio (c)	976,834	212,656,686
Fidelity Industrial Equipment Portfolio (c)	540,396	20,318,885
Fidelity Industrials Portfolio (c)	2,709,483	86,134,465
Fidelity Insurance Portfolio (c)	512,316	34,576,188
Fidelity IT Services Portfolio (c)	8,971	329,674
Fidelity Large Cap Stock Fund (c)	2,646,603	74,766,544
Fidelity Leisure Portfolio (c)	20,304	2,691,760
Fidelity Leveraged Company Stock Fund (c)	780	35,357
Fidelity Low-Priced Stock Fund (c)	1,127	56,651
Fidelity Magellan Fund (c)	139	12,823
Fidelity Medical Delivery Portfolio (c)	168,913	13,871,130
Fidelity Medical Equipment and Systems Portfolio (c)	187,577	7,281,737
Fidelity Mega Cap Stock Fund (c)	4,193,398	69,191,067
Fidelity Mid Cap Value Fund (c)	1,581,204	38,929,241
Fidelity Multimedia Portfolio (c)	351,615	28,241,741
Fidelity Nasdaq Composite Index Fund (c)	10,691	666,382
Fidelity Natural Gas Portfolio (c)	232,748	7,534,067
Fidelity OTC Portfolio (c)	384,812	30,615,644
Fidelity Pharmaceuticals Portfolio (c)	1,654,199	35,366,779
Fidelity Real Estate Investment Portfolio (c)	564,002	23,039,479

	Shares	Value
Fidelity Retailing Portfolio (c)	207,166	$ 18,653,269
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	7,114
Fidelity Small Cap Discovery Fund (c)	34,756	1,045,800
Fidelity Small Cap Growth Fund (c)	5,423	99,836
Fidelity Small Cap Stock Fund (c)	10,570	198,606
Fidelity Small Cap Value Fund (c)	11,019	208,583
Fidelity Software and Computer Services Portfolio (c)	339,460	39,346,810
Fidelity Stock Selector Large Cap Value Fund (c)	4,474,231	76,688,321
Fidelity Technology Portfolio (c)	1,318,980	150,983,688
Fidelity Telecom and Utilities Fund (c)	10,166	245,314
Fidelity Telecommunications Portfolio (c)	113,125	6,830,467
Fidelity Transportation Portfolio (c)	272,578	26,227,422
Fidelity Utilities Portfolio (c)	399,737	30,036,219
Fidelity Value Discovery Fund (c)	1,534,483	37,825,016
Spartan 500 Index Fund Investor Class (c)	3,022	220,166
TOTAL DOMESTIC EQUITY FUNDS		2,112,744,408
International Equity Funds - 15.6%
Fidelity Canada Fund (c)	3,039	159,869
Fidelity China Region Fund (c)	50,986	1,563,244
Fidelity Diversified International Fund (c)	7,058,776	243,174,845
Fidelity Emerging Asia Fund (c)	1,045,279	34,128,365
Fidelity Emerging Markets Fund (c)	2,055,854	49,977,814
Fidelity Europe Fund (c)	2,455,013	86,588,307
Fidelity International Capital Appreciation Fund (c)	1,478,488	24,188,068
Fidelity International Discovery Fund (c)	3,211,115	121,990,274
Fidelity International Growth Fund (c)	491,701	5,310,374
Fidelity International Real Estate Fund (c)	15,369	155,686
Fidelity International Small Cap Opportunities Fund (c)	1,453,649	19,885,917
Fidelity International Value Fund (c)	1,198,415	9,647,238
Fidelity Japan Fund (c)	182,438	1,995,876
Fidelity Japan Smaller Companies Fund (c)	944,000	11,620,635
Fidelity Latin America Fund (c)	710	16,892
Fidelity Nordic Fund (c)	371,784	15,834,294
Fidelity Overseas Fund (c)	1,449,482	55,283,244
Fidelity Pacific Basin Fund (c)	363,369	9,473,038
Spartan International Index Fund Investor Class (c)	3,174,080	118,139,257
TOTAL INTERNATIONAL EQUITY FUNDS		809,133,237
TOTAL EQUITY FUNDS (Cost $2,658,901,383)		2,921,877,645
Fixed-Income Funds - 37.9%
	Shares	Value
Fidelity Floating Rate High Income Fund (c)	3,428,875	$ 32,985,781
Fidelity Focused High Income Fund (c)	55,645	475,761
Fidelity High Income Fund (c)	563,885	5,018,573
Fidelity New Markets Income Fund (c)	2,020,460	30,832,217
Fidelity Real Estate Income Fund (c)	1,379,485	16,098,595
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	2,636,974	35,124,499
Spartan U.S. Bond Index Fund Investor Class (c)	156,656,679	1,839,149,413
TOTAL FIXED-INCOME FUNDS (Cost $1,931,664,940)		1,959,684,839
Money Market Funds - 5.7%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c)	283,685,008	$ 283,685,008
Fidelity Select Money Market Portfolio 0.01% (b)(c)	10,216,688	10,216,688
TOTAL MONEY MARKET FUNDS (Cost $293,901,696)		293,901,696
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $4,884,468,019)		5,175,464,180
NET OTHER ASSETS (LIABILITIES) - 0.0%		(865,361)
NET ASSETS - 100%		$ 5,174,598,819
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 10,870,505	$ 321,077	$ -	$ 15,541	$ 14,033,803
Fidelity Automotive Portfolio	21,453,398	4,512,534	9,811,448	96,212	13,663,848
Fidelity Banking Portfolio	43,657,362	15,245,611	1,988,167	718,402	58,443,279
Fidelity Biotechnology Portfolio	22,936,543	8,014	24,212,312	-	82,496
Fidelity Blue Chip Growth Fund	31,205,529	43,821,556	152,562	69,805	78,911,099
Fidelity Blue Chip Value Fund	-	13,097,481	-	199,217	14,525,539
Fidelity Brokerage and Investment Management Portfolio	63,762,714	9,370,168	9,277,439	700,500	64,640,744
Fidelity Canada Fund	154,154	20,901	-	1,814	159,869
Fidelity Capital Appreciation Fund	2,203,863	-	2,228,329	-	-
Fidelity Chemicals Portfolio	22,984,107	32,649,341	9,568,532	446,893	46,192,682
Fidelity China Region Fund	1,496,463	202,395	-	14,495	1,563,244
Fidelity Communications Equipment Portfolio	11,905,092	1,343,811	1,920,000	110,110	12,253,053
Fidelity Computers Portfolio	28,580,421	57,827,730	69,409	401,814	89,364,757
Fidelity Construction and Housing Portfolio	22,375,540	7,651,065	489,429	138,466	30,118,536
Fidelity Consumer Discretionary Portfolio	49,761,238	93,204,616	145,003	415,911	147,770,012
Fidelity Consumer Finance Portfolio	7,384,535	1,386,381	1,169,945	121,047	6,618,628
Fidelity Consumer Staples Portfolio	82,262,236	97,366,182	16,140,164	2,297,160	170,760,736
Fidelity Contrafund	6,879,234	1,108,222	8,177,917	-	-
Fidelity Defense and Aerospace Portfolio	1,626,260	65,298	1,630,687	2,778	-
Fidelity Disciplined Equity Fund	12,943,925	1,028,375	14,819,126	-	-
Fidelity Diversified International Fund	85,047,614	195,067,460	21,043,840	2,548,108	243,174,845
Fidelity Dividend Growth Fund	154,957	26,942	-	2,366	173,358
Fidelity Electronics Portfolio	8,492,416	29,377,202	-	201,665	43,560,401
Fidelity Emerging Asia Fund	18,099,927	15,220,088	106,446	304,577	34,128,365
Fidelity Emerging Markets Fund	30,608,006	20,282,116	285,270	289,830	49,977,814
Fidelity Energy Portfolio	47,967,394	58,692,922	37,887,980	583,845	56,470,073
Fidelity Energy Service Portfolio	31,966,985	23,754,166	19,385,395	160,425	25,298,308
Fidelity Environmental and Alternative Energy Portfolio	387,084	492	387,918	51	-
Fidelity Equity Dividend Income Fund	13,416	373	-	373	14,973
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Equity-Income Fund	$ 26,381,003	$ 10,828,756	$ 38,105,712	$ 206,311	$ -
Fidelity Europe Capital Appreciation Fund	1,779,295	16,244	-	16,244	-
Fidelity Europe Fund	71,684,771	38,830,329	16,340,923	2,191,575	86,588,307
Fidelity Financial Services Portfolio	53,716,017	106,638,398	2,796,845	1,441,395	164,157,468
Fidelity Floating Rate High Income Fund	56,083,137	9,145,401	30,853,646	1,757,619	32,985,781
Fidelity Focused High Income Fund	7,251,058	413,566	7,000,000	267,541	475,761
Fidelity Fund	32,123	2,329	35,787	119	-
Fidelity Global Commodity Stock Fund	65,261	942	-	822	58,425
Fidelity Gold Portfolio	105,612	-	-	-	96,620
Fidelity Growth & Income Portfolio	22,508,160	14,641	22,071,100	14,641	410,936
Fidelity Growth Company Fund	4,484,663	32,606	4,500,000	179	191,703
Fidelity Growth Discovery Fund	7,535,082	11,299,292	20,167,954	5,585	-
Fidelity Health Care Portfolio	80,076,772	143,273,438	22,623,690	-	212,656,686
Fidelity High Income Fund	34,753,759	13,337,111	41,799,695	1,696,527	5,018,573
Fidelity Independence Fund	2,166,780	29,600,000	32,659,420	-	-
Fidelity Industrial Equipment Portfolio	36,454,898	5,187,491	16,274,951	207,236	20,318,885
Fidelity Industrials Portfolio	79,138,311	30,424,606	19,050,960	586,860	86,134,465
Fidelity Institutional Prime Money Market Portfolio Class I	193,114,698	207,159,108	116,588,803	24,628	283,685,008
Fidelity Insurance Portfolio	34,275,979	3,583,262	2,901,927	466,214	34,576,188
Fidelity International Capital Appreciation Fund	13,558,285	11,398,349	172,950	129,021	24,188,068
Fidelity International Discovery Fund	155,124,844	44,350,560	69,700,617	794,196	121,990,274
Fidelity International Growth Fund	5,481,822	44,381	-	44,381	5,310,374
Fidelity International Real Estate Fund	149,401	7,009	-	2,344	155,686
Fidelity International Small Cap Fund	28,772,812	-	28,146,045	-	-
Fidelity International Small Cap Opportunities Fund	16,795,337	14,508,214	10,643,789	151,530	19,885,917
Fidelity International Value Fund	10,637,089	366,003	185,013	366,003	9,647,238
Fidelity IT Services Portfolio	17,782,991	848,219	17,466,443	42	329,674
Fidelity Japan Fund	2,179,850	15,751	-	15,751	1,995,876
Fidelity Japan Smaller Companies Fund	31,243,206	205,855	18,176,000	29,673	11,620,635
Fidelity Large Cap Stock Fund	53,850,480	40,926,104	22,985,437	768,750	74,766,544
Fidelity Latin America Fund	20,172	1,606	-	261	16,892
Fidelity Leisure Portfolio	3,477,945	240,924	1,000,000	30,946	2,691,760
Fidelity Leveraged Company Stock Fund	33,485	267	-	267	35,357
Fidelity Low-Priced Stock Fund	3,231,719	3,172	3,200,000	561	56,651
Fidelity Magellan Fund	11,241	1,528	-	90	12,823
Fidelity Materials Portfolio	5,958,829	7,574,792	13,407,509	10,576	-
Fidelity Medical Delivery Portfolio	7,453,627	5,487,162	-	-	13,871,130
Fidelity Medical Equipment and Systems Portfolio	547,281	6,804,433	-	1,370	7,281,737
Fidelity Mega Cap Stock Fund	54,268,895	48,177,717	36,430,763	809,826	69,191,067
Fidelity Mid Cap Value Fund	473,960	38,836,581	-	308,073	38,929,241
Fidelity Mid-Cap Stock Fund	927,714	18,100	966,934	-	-
Fidelity Multimedia Portfolio	30,727,011	2,321,975	4,527,441	66,903	28,241,741
Fidelity Nasdaq Composite Index Fund	581,474	8,555	-	5,607	666,382
Fidelity Natural Gas Portfolio	224,625	9,780,819	-	80,587	7,534,067
Fidelity Natural Resources Portfolio	131,404	798	128,650	14	-
Fidelity New Markets Income Fund	7,301,936	25,490,193	84,328	865,323	30,832,217
Fidelity New Millennium Fund	24,710,327	51,993,781	79,420,682	-	-
Fidelity Nordic Fund	7,476,087	9,320,305	-	-	15,834,294
Fidelity OTC Portfolio	24,811,439	22,659,592	16,800,938	-	30,615,644
Fidelity Overseas Fund	2,115,407	56,700,507	-	956,740	55,283,244
Fidelity Pacific Basin Fund	9,414,498	608,232	-	61,606	9,473,038
Fidelity Pharmaceuticals Portfolio	25,515,323	6,731,991	200,134	253,884	35,366,779
Fidelity Real Estate Income Fund	107,384	16,213,848	-	697,070	16,098,595
Fidelity Real Estate Investment Portfolio	159,956	21,629,115	-	255,902	23,039,479
Fidelity Retailing Portfolio	11,338,726	7,000,242	81,602	30,771	18,653,269
Fidelity Select Money Market Portfolio	10,214,841	1,847	-	1,030	10,216,688
Fidelity Series Commodity Strategy Fund	8,628	-	-	-	7,114
Fidelity Short Term Bond Portfolio	-	16,930,162	16,949,871	818	-
Fidelity Small Cap Discovery Fund	27,965,478	216,849	26,479,006	4,388	1,045,800
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Small Cap Growth Fund	$ 96,130	$ 7,799	$ -	$ -	$ 99,836
Fidelity Small Cap Stock Fund	185,291	32,825	-	1,144	198,606
Fidelity Small Cap Value Fund	195,636	22,998	-	738	208,583
Fidelity Software and Computer Services Portfolio	78,372,926	11,683,119	49,608,209	-	39,346,810
Fidelity Stock Selector Large Cap Value Fund	504,762	74,119,584	45,030	685,910	76,688,321
Fidelity Technology Portfolio	42,452,935	118,139,108	308,667	201,898	150,983,688
Fidelity Telecom and Utilities Fund	216,526	7,727	-	7,727	245,314
Fidelity Telecommunications Portfolio	13,450,208	12,682,527	19,370,162	382,852	6,830,467
Fidelity Transportation Portfolio	16,686,513	3,801,349	-	85,982	26,227,422
Fidelity Utilities Portfolio	6,386,832	36,344,896	13,057,939	441,540	30,036,219
Fidelity Value Discovery Fund	-	36,317,275	127,700	386,490	37,825,016
Fidelity Value Fund	18,208,133	22,634,188	43,352,271	-	-
Fidelity Value Strategies Fund	11,986	-	12,574	-	-
Spartan 500 Index Fund Investor Class	193,825	4,374	-	3,903	220,166
Spartan Extended Market Index Fund Investor Class	8,509,059	43,841	8,827,627	5,821	-
Spartan International Index Fund Investor Class	87,515,519	41,507,125	233,377	3,609,800	118,139,257
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	34,149,012	-	76,171	35,124,499
Spartan Total Market Index Fund Investor Class	8,789,820	11,527	9,178,356	11,527	-
Spartan U.S. Bond Index Fund Investor Class	1,153,386,318	642,878,968	2,922,056	36,169,248	1,839,149,413
VIP Mid Cap Portfolio Investor Class	358,602	5,569	374,386	-	-
Total	$ 3,409,094,847	$ 2,834,259,388	$ 1,089,241,237	$ 67,539,956	$ 5,175,464,180
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $4,884,468,019) - See accompanying schedule		$ 5,175,464,180
Cash		10
Receivable for investments sold		13
Receivable for fund shares sold		4,186,502
Total assets		5,179,650,705

Liabilities
Payable for investments purchased	$ 4,170,922
Payable for fund shares redeemed	18,837
Accrued management fee	850,998
Distribution and service plan fees payable	11,129
Total liabilities		5,051,886

Net Assets		$ 5,174,598,819
Net Assets consist of:
Paid in capital		$ 4,724,558,730
Undistributed net investment income		491,843
Accumulated undistributed net realized gain (loss) on investments		158,552,085
Net unrealized appreciation (depreciation) on investments		290,996,161
Net Assets		$ 5,174,598,819

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($72,977 ÷ 5,892 shares)	$ 12.39

Service Class 2: Net Asset Value, offering price and redemption price per share ($88,770,964 ÷ 7,187,970 shares)	$ 12.35

Investor Class: Net Asset Value, offering price and redemption price per share ($5,085,754,878 ÷ 410,668,792 shares)	$ 12.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 67,539,956

Expenses
Management fee	$ 10,648,874
Distribution and service plan fees	225,154
Independent trustees' compensation	17,879
Total expenses before reductions	10,891,907
Expense reductions	(2,226,153)	8,665,754
Net investment income (loss)		58,874,202
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	64,706,163
Capital gain distributions from underlying funds	132,920,553
Total net realized gain (loss)		197,626,716
Change in net unrealized appreciation (depreciation) on underlying funds		(43,354,982)
Net gain (loss)		154,271,734
Net increase (decrease) in net assets resulting from operations		$ 213,145,936

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 58,874,202	$ 31,722,891
Net realized gain (loss)	197,626,716	77,920,322
Change in net unrealized appreciation (depreciation)	(43,354,982)	222,867,946
Net increase (decrease) in net assets resulting from operations	213,145,936	332,511,159
Distributions to shareholders from net investment income	(58,382,359)	(31,865,189)
Distributions to shareholders from net realized gain	(39,928,984)	(18,085,537)
Total distributions	(98,311,343)	(49,950,726)
Share transactions - net increase (decrease)	1,651,229,085	1,696,818,975
Total increase (decrease) in net assets	1,766,063,678	1,979,379,408

Net Assets
Beginning of period	3,408,535,141	1,429,155,733
End of period (including undistributed net investment income of $491,843 and $0, respectively)	$ 5,174,598,819	$ 3,408,535,141

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 10.62	$ 9.78	$ 10.02	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.17	.15	.18	.19	.17
Net realized and unrealized gain (loss)	.45	1.42	.82	(.23)	.91
Total from investment operations	.62	1.57	1.00	(.04)	1.08
Distributions from net investment income	(.14)	(.12)	(.13)	(.18)	(.16)
Distributions from net realized gain	(.10)	(.07)	(.03)	(.02)	(.02)
Total distributions	(.24)	(.18) G	(.16)	(.20)	(.17) F
Net asset value, end of period	$ 12.39	$ 12.01	$ 10.62	$ 9.78	$ 10.02
Total ReturnA, B	5.18%	14.79%	10.24%	(.42)%	11.89%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.38%	1.33%	1.77%	1.84%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 73	$ 80	$ 72	$ 59	$ 62
Portfolio turnover rate D	25%	15%	15%	14%	16%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 10.59	$ 9.75	$ 10.01	$ 9.10
Income from Investment Operations
Net investment income (loss) C	.15	.13	.17	.17	.15
Net realized and unrealized gain (loss)	.44	1.42	.82	(.24)	.92
Total from investment operations	.59	1.55	.99	(.07)	1.07
Distributions from net investment income	(.12)	(.10)	(.12)	(.17)	(.14)
Distributions from net realized gain	(.10)	(.07)	(.03)	(.02)	(.02)
Total distributions	(.22)	(.16) F	(.15)	(.19)	(.16)
Net asset value, end of period	$ 12.35	$ 11.98	$ 10.59	$ 9.75	$ 10.01
Total ReturnA, B	4.95%	14.66%	10.12%	(.68)%	11.75%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.23%	1.18%	1.62%	1.69%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,771	$ 89,164	$ 81,647	$ 17,800	$ 1,030
Portfolio turnover rate D	25%	15%	15%	14%	16%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.16 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 10.61	$ 9.78	$ 10.02	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.17	.15	.18	.19	.17
Net realized and unrealized gain (loss)	.44	1.43	.81	(.23)	.91
Total from investment operations	.61	1.58	.99	(.04)	1.08
Distributions from net investment income	(.14)	(.12)	(.13)	(.18)	(.16)
Distributions from net realized gain	(.10)	(.07)	(.03)	(.02)	(.02)
Total distributions	(.24)	(.18) G	(.16)	(.20)	(.17) F
Net asset value, end of period	$ 12.38	$ 12.01	$ 10.61	$ 9.78	$ 10.02
Total ReturnA, B	5.10%	14.90%	10.13%	(.42)%	11.89%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.38%	1.33%	1.77%	1.84%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,085,755	$ 3,319,291	$ 1,347,437	$ 747,577	$ 671,632
Portfolio turnover rate D	25%	15%	15%	14%	16%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.2	0.2
Fidelity Banking Portfolio	2.3	2.3
Fidelity Biotechnology Portfolio	0.0*	0.1
Fidelity Blue Chip Growth Fund	0.7	0.2
Fidelity Blue Chip Value Fund	0.1	0.1
Fidelity Brokerage and Investment Management Portfolio	0.8	0.9
Fidelity Capital Appreciation Fund	0.0	0.0*
Fidelity Chemicals Portfolio	1.2	1.6
Fidelity Communications Equipment Portfolio	0.3	0.3
Fidelity Computers Portfolio	2.2	1.4
Fidelity Construction and Housing Portfolio	0.8	0.6
Fidelity Consumer Discretionary Portfolio	3.7	2.5
Fidelity Consumer Finance Portfolio	0.2	0.3
Fidelity Consumer Staples Portfolio	4.2	2.7
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense and Aerospace Portfolio	0.0	0.0*
Fidelity Disciplined Equity Fund	0.0	0.0*
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	1.2	0.9
Fidelity Energy Portfolio	1.5	3.5
Fidelity Energy Service Portfolio	0.7	1.6
Fidelity Environmental and Alternative Energy Portfolio	0.0	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0	0.1
Fidelity Financial Services Portfolio	4.4	3.3
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.0*
Fidelity Growth Company Fund	0.1	0.4
Fidelity Growth Discovery Fund	0.2	0.3
Fidelity Health Care Portfolio	5.4	4.2
Fidelity Independence Fund	0.0	0.3
Fidelity Industrial Equipment Portfolio	0.6	1.4
Fidelity Industrials Portfolio	2.2	2.9
Fidelity Insurance Portfolio	1.0	1.1
Fidelity IT Services Portfolio	0.0*	0.0*
Fidelity Large Cap Stock Fund	1.0	1.2

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Leisure Portfolio	0.2	0.3
Fidelity Leveraged Company Stock Fund	0.0	0.0*
Fidelity Low-Priced Stock Fund	0.0	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0	0.4
Fidelity Medical Delivery Portfolio	0.1	0.0*
Fidelity Medical Equipment and Systems Portfolio	0.2	0.0*
Fidelity Mega Cap Stock Fund	0.3	0.1
Fidelity Mid Cap Value Fund	0.2	0.0*
Fidelity Mid-Cap Stock Fund	0.0	0.0*
Fidelity Multimedia Portfolio	0.6	0.7
Fidelity Natural Gas Portfolio	0.2	0.0*
Fidelity Natural Resources Portfolio	0.0	0.1
Fidelity New Millennium Fund	0.0	0.3
Fidelity OTC Portfolio	0.4	0.4
Fidelity Pharmaceuticals Portfolio	1.2	1.6
Fidelity Real Estate Investment Portfolio	0.4	0.2
Fidelity Retailing Portfolio	0.6	0.5
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.0*	0.0*
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software and Computer Services Portfolio	0.8	2.3
Fidelity Stock Selector All Cap Fund	0.0*	0.0*
Fidelity Stock Selector Large Cap Value Fund	0.6	0.0*
Fidelity Technology Portfolio	4.4	3.0
Fidelity Telecom and Utilities Fund	0.0*	0.0*
Fidelity Telecommunications Portfolio	0.3	0.4
Fidelity Transportation Portfolio	0.6	0.5
Fidelity Utilities Portfolio	0.9	0.5
Fidelity Value Discovery Fund	0.1	0.0*
Fidelity Value Fund	0.0	0.1
Fidelity Value Strategies Fund	0.0	0.0*
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0	0.0*
VIP Industrials Portfolio Investor Class	0.0	0.0*
VIP Mid Cap Portfolio Investor Class	0.0	0.0*
	47.4	46.1
Fund Holdings as of December 31, 2014 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.2	0.2
Fidelity Diversified International Fund	5.6	2.9
Fidelity Emerging Asia Fund	0.8	0.7
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.0*	0.0*
Fidelity Emerging Markets Discovery Fund	0.0*	0.0*
Fidelity Emerging Markets Fund	0.6	0.2
Fidelity Europe Fund	0.6	0.9
Fidelity International Capital Appreciation Fund	1.2	1.2
Fidelity International Discovery Fund	2.0	4.2
Fidelity International Growth Fund	0.3	0.4
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0	0.4
Fidelity International Small Cap Opportunities Fund	0.4	0.7
Fidelity International Value Fund	0.3	0.4
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.3	0.3
Fidelity Latin America Fund	0.0*	0.0*
Fidelity Nordic Fund	0.5	0.7
Fidelity Overseas Fund	2.8	3.1
Fidelity Pacific Basin Fund	0.7	0.7
Spartan International Index Fund Investor Class	2.7	3.0
	19.0	20.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.7	1.5
Fidelity Focused High Income Fund	0.0*	0.4
Fidelity High Income Fund	0.1	0.8
Fidelity New Markets Income Fund	0.5	0.5
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Long-Term Treasury Bond Index Fund Investor Class	0.5	0.0
Spartan U.S. Bond Index Fund Investor Class	31.0	30.4
	33.1	33.9
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.5	0.0*
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2014
Domestic Equity Funds	47.4%
International Equity Funds	19.0%
Fixed-Income Funds	33.1%
Money Market Funds	0.5%

As of June 30, 2014
Domestic Equity Funds	46.1%
International Equity Funds	20.0%
Fixed-Income Funds	33.9%
Money Market Funds	0.0%*

Annual Report

VIP FundsManager 60% Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 66.4%
	Shares	Value
Domestic Equity Funds - 47.4%
Fidelity Air Transportation Portfolio (c)	259,243	$ 19,342,093
Fidelity Automotive Portfolio (c)	338,952	15,571,453
Fidelity Banking Portfolio (c)	5,642,502	151,614,028
Fidelity Biotechnology Portfolio (c)	2,212	489,424
Fidelity Blue Chip Growth Fund (c)	677,001	46,320,409
Fidelity Blue Chip Value Fund (c)	446,825	7,283,246
Fidelity Brokerage and Investment Management Portfolio (c)	701,138	52,970,970
Fidelity Chemicals Portfolio (c)	555,834	81,563,050
Fidelity Communications Equipment Portfolio (c)	544,509	17,337,152
Fidelity Computers Portfolio (c)	1,728,067	143,066,671
Fidelity Construction and Housing Portfolio (c)	981,397	55,017,119
Fidelity Consumer Discretionary Portfolio (c)	7,251,404	243,937,218
Fidelity Consumer Finance Portfolio (c)	760,465	10,722,560
Fidelity Consumer Staples Portfolio (c)	2,850,040	278,534,436
Fidelity Contrafund (c)	1,728	169,259
Fidelity Dividend Growth Fund (c)	2,435	81,392
Fidelity Electronics Portfolio (c)	910,552	77,196,627
Fidelity Energy Portfolio (c)	2,200,134	98,588,012
Fidelity Energy Service Portfolio (c)	798,762	44,946,363
Fidelity Equity Dividend Income Fund (c)	5,324	142,536
Fidelity Financial Services Portfolio (c)	3,276,387	291,238,067
Fidelity Fund (c)	2,277	97,564
Fidelity Global Commodity Stock Fund (c)	13,998	174,270
Fidelity Gold Portfolio (a)(c)	28,629	470,661
Fidelity Growth & Income Portfolio (c)	34,390	1,038,933
Fidelity Growth Company Fund (c)	32,824	4,329,177
Fidelity Growth Discovery Fund (c)	482,834	11,404,528
Fidelity Health Care Portfolio (c)	1,636,004	356,158,155
Fidelity Industrial Equipment Portfolio (c)	1,063,511	39,988,029
Fidelity Industrials Portfolio (c)	4,654,264	147,959,049
Fidelity Insurance Portfolio (c)	956,650	64,564,278
Fidelity IT Services Portfolio (c)	5,245	192,761
Fidelity Large Cap Stock Fund (c)	2,416,520	68,266,698
Fidelity Leisure Portfolio (c)	101,759	13,490,235
Fidelity Magellan Fund (c)	692	64,070
Fidelity Medical Delivery Portfolio (c)	46,228	3,796,276
Fidelity Medical Equipment and Systems Portfolio (c)	298,656	11,593,811
Fidelity Mega Cap Stock Fund (c)	1,246,495	20,567,174
Fidelity Mid Cap Value Fund (c)	414,010	10,192,924
Fidelity Multimedia Portfolio (c)	497,882	39,989,916
Fidelity Natural Gas Portfolio (c)	370,776	12,002,025
Fidelity OTC Portfolio (c)	330,187	26,269,717
Fidelity Pharmaceuticals Portfolio (c)	3,727,306	79,689,802
Fidelity Real Estate Investment Portfolio (c)	717,298	29,301,622
Fidelity Retailing Portfolio (c)	432,292	38,923,561

	Shares	Value
Fidelity Series Commodity Strategy Fund (a)(c)	1,149	$ 7,506
Fidelity Small Cap Discovery Fund (c)	39,973	1,202,794
Fidelity Small Cap Growth Fund (c)	12,688	233,588
Fidelity Small Cap Value Fund (c)	15,578	294,883
Fidelity Software and Computer Services Portfolio (c)	446,750	51,782,816
Fidelity Stock Selector All Cap Fund (c)	5,332	188,333
Fidelity Stock Selector Large Cap Value Fund (c)	2,474,646	42,415,433
Fidelity Technology Portfolio (c)	2,554,705	292,437,067
Fidelity Telecom and Utilities Fund (c)	33,578	810,232
Fidelity Telecommunications Portfolio (c)	270,477	16,331,387
Fidelity Transportation Portfolio (c)	416,729	40,097,707
Fidelity Utilities Portfolio (c)	748,961	56,276,953
Fidelity Value Discovery Fund (c)	372,320	9,177,687
Spartan 500 Index Fund Investor Class (c)	2,386	173,817
TOTAL DOMESTIC EQUITY FUNDS		3,128,087,524
International Equity Funds - 19.0%
Fidelity Canada Fund (c)	2,693	141,644
Fidelity China Region Fund (c)	455,077	13,952,676
Fidelity Diversified International Fund (c)	10,605,053	365,344,082
Fidelity Emerging Asia Fund (c)	1,669,197	54,499,269
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (c)	75,238	601,148
Fidelity Emerging Markets Discovery Fund (c)	7,343	85,477
Fidelity Emerging Markets Fund (c)	1,539,618	37,428,113
Fidelity Europe Fund (c)	1,066,294	37,608,202
Fidelity International Capital Appreciation Fund (c)	4,945,342	80,905,801
Fidelity International Discovery Fund (c)	3,486,081	132,436,203
Fidelity International Growth Fund (c)	1,796,420	19,401,332
Fidelity International Real Estate Fund (c)	19,648	199,036
Fidelity International Small Cap Opportunities Fund (c)	2,074,083	28,373,457
Fidelity International Value Fund (c)	2,705,537	21,779,575
Fidelity Japan Fund (c)	32,412	354,586
Fidelity Japan Smaller Companies Fund (c)	1,631,628	20,085,340
Fidelity Latin America Fund (c)	3,950	93,973
Fidelity Nordic Fund (c)	763,632	32,523,084
Fidelity Overseas Fund (c)	4,861,452	185,415,776
Fidelity Pacific Basin Fund (c)	1,619,139	42,210,965
Spartan International Index Fund Investor Class (c)	4,820,878	179,433,070
TOTAL INTERNATIONAL EQUITY FUNDS		1,252,872,809
TOTAL EQUITY FUNDS (Cost $3,496,941,606)		4,380,960,333
Fixed-Income Funds - 33.1%
	Shares	Value
Fidelity Floating Rate High Income Fund (c)	4,461,932	$ 42,923,786
Fidelity Focused High Income Fund (c)	88,928	760,330
Fidelity High Income Fund (c)	856,218	7,620,339
Fidelity New Markets Income Fund (c)	2,322,269	35,437,824
Fidelity Real Estate Income Fund (c)	1,879,386	21,932,434
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	2,345,544	31,242,641
Spartan U.S. Bond Index Fund Investor Class (c)	174,421,668	2,047,710,379
TOTAL FIXED-INCOME FUNDS (Cost $2,133,321,018)		2,187,627,733
Money Market Funds - 0.5%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c) (Cost $30,780,345)	30,780,345	$ 30,780,345
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,661,042,969)		6,599,368,411
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,145,700)
NET ASSETS - 100%		$ 6,598,222,711
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 10,764,473	$ 5,146,446	$ -	$ 19,500	$ 19,342,093
Fidelity Automotive Portfolio	18,179,192	8,579,543	8,339,165	108,486	15,571,453
Fidelity Banking Portfolio	147,319,936	22,723,599	21,782,013	1,911,085	151,614,028
Fidelity Biotechnology Portfolio	28,405,668	47,542	29,800,508	-	489,424
Fidelity Blue Chip Growth Fund	4,708,772	39,807,258	-	26,435	46,320,409
Fidelity Blue Chip Value Fund	-	6,612,739	-	99,889	7,283,246
Fidelity Brokerage and Investment Management Portfolio	73,888,782	3,843,631	25,143,336	598,765	52,970,970
Fidelity Canada Fund	136,581	18,518	-	1,607	141,644
Fidelity Capital Appreciation Fund	11,917,558	-	12,027,180	-	-
Fidelity Chemicals Portfolio	40,783,175	61,938,616	21,000,000	800,130	81,563,050
Fidelity China Region Fund	15,550,971	1,806,468	2,000,000	129,373	13,952,676
Fidelity Communications Equipment Portfolio	16,318,255	1,649,914	1,800,000	155,482	17,337,152
Fidelity Computers Portfolio	98,615,097	50,596,841	16,221,888	718,414	143,066,671
Fidelity Construction and Housing Portfolio	44,329,023	16,099,385	6,131,549	256,098	55,017,119
Fidelity Consumer Discretionary Portfolio	172,689,100	74,048,401	8,405,094	718,344	243,937,218
Fidelity Consumer Finance Portfolio	53,450,391	3,674,447	43,574,730	242,193	10,722,560
Fidelity Consumer Staples Portfolio	196,574,068	94,955,299	29,410,498	4,037,331	278,534,436
Fidelity Contrafund	1,572,407	102,727	1,487,019	408	169,259
Fidelity Defense and Aerospace Portfolio	2,044,728	82,100	2,050,293	3,493	-
Fidelity Disciplined Equity Fund	2,473,524	69,421	2,640,268	-	-
Fidelity Diversified International Fund	224,553,670	255,698,074	87,632,182	3,951,062	365,344,082
Fidelity Dividend Growth Fund	72,753	12,649	-	1,111	81,392
Fidelity Electronics Portfolio	24,715,566	39,859,482	-	377,741	77,196,627
Fidelity Emerging Asia Fund	57,559,606	5,057,463	10,579,582	486,376	54,499,269
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	1,382,302	15,340	660,000	12,478	601,148
Fidelity Emerging Markets Discovery Fund	359,944	-	250,000	-	85,477
Fidelity Emerging Markets Fund	23,963,217	30,622,312	14,335,715	218,856	37,428,113
Fidelity Energy Portfolio	140,836,028	104,095,946	122,054,887	1,081,265	98,588,012
Fidelity Energy Service Portfolio	69,577,784	45,510,770	49,986,216	287,194	44,946,363
Fidelity Environmental and Alternative Energy Portfolio	106,450	135	106,680	14	-
Fidelity Equity Dividend Income Fund	127,712	3,550	-	3,550	142,536
Fidelity Equity-Income Fund	5,075,546	5,861,868	11,075,590	66,156	-
Fidelity Europe Capital Appreciation Fund	6,923,174	5,411,555	-	111,555	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Europe Fund	$ 12,017,140	$ 34,455,766	$ 16,453,586	$ 951,874	$ 37,608,202
Fidelity Financial Services Portfolio	161,662,533	120,934,346	11,131,401	2,744,396	291,238,067
Fidelity Floating Rate High Income Fund	104,825,906	3,574,253	63,560,043	2,851,267	42,923,786
Fidelity Focused High Income Fund	27,123,038	1,265,177	27,200,000	839,897	760,330
Fidelity Fund	86,455	10,372	-	623	97,564
Fidelity Global Commodity Stock Fund	194,659	2,810	-	2,452	174,270
Fidelity Gold Portfolio	514,463	-	-	-	470,661
Fidelity Growth & Income Portfolio	941,193	17,686	-	17,686	1,038,933
Fidelity Growth Company Fund	27,369,829	302,925	25,000,000	4,031	4,329,177
Fidelity Growth Discovery Fund	14,681,938	6,171,847	11,209,347	14,405	11,404,528
Fidelity Health Care Portfolio	291,730,709	116,461,984	92,772,087	-	356,158,155
Fidelity High Income Fund	49,170,122	3,769,982	43,952,433	2,126,846	7,620,339
Fidelity Independence Fund	14,495,781	2,000,000	17,310,497	-	-
Fidelity Industrial Equipment Portfolio	125,402,020	15,695,047	86,995,747	525,117	39,988,029
Fidelity Industrials Portfolio	214,260,968	27,244,516	83,789,363	1,085,597	147,959,049
Fidelity Institutional Prime Money Market Portfolio Class I	94,885,114	165,719,751	229,824,520	5,568	30,780,345
Fidelity Insurance Portfolio	122,254,346	7,256,988	61,868,812	898,534	64,564,278
Fidelity International Capital Appreciation Fund	81,026,362	8,903,247	7,026,038	431,557	80,905,801
Fidelity International Discovery Fund	390,190,103	34,585,120	277,644,325	875,561	132,436,203
Fidelity International Growth Fund	25,754,892	162,146	5,700,000	162,146	19,401,332
Fidelity International Real Estate Fund	191,001	8,961	-	2,996	199,036
Fidelity International Small Cap Fund	30,534,602	-	29,843,764	-	-
Fidelity International Small Cap Opportunities Fund	44,133,986	1,735,560	17,295,094	188,285	28,373,457
Fidelity International Value Fund	29,031,726	826,286	5,381,167	826,286	21,779,575
Fidelity IT Services Portfolio	81,216,571	149,260	80,502,932	24	192,761
Fidelity Japan Fund	387,270	2,798	-	2,798	354,586
Fidelity Japan Smaller Companies Fund	47,067,969	355,805	23,937,352	51,287	20,085,340
Fidelity Large Cap Stock Fund	71,512,561	10,350,070	16,724,438	659,648	68,266,698
Fidelity Latin America Fund	112,217	8,934	-	1,454	93,973
Fidelity Leisure Portfolio	20,067,012	1,288,764	7,600,000	162,495	13,490,235
Fidelity Leveraged Company Stock Fund	189,299	714	199,654	714	-
Fidelity Low-Priced Stock Fund	534,560	25,961	568,225	3,480	-
Fidelity Magellan Fund	56,164	7,636	-	450	64,070
Fidelity Materials Portfolio	4,691,227	17,760,011	22,557,639	16,926	-
Fidelity Medical Delivery Portfolio	76,727	3,747,273	-	-	3,796,276
Fidelity Medical Equipment and Systems Portfolio	213,255	11,517,664	-	536	11,593,811
Fidelity Mega Cap Stock Fund	34,834,919	14,598,632	29,257,453	248,529	20,567,174
Fidelity Mid Cap Value Fund	140,273	10,013,977	-	80,906	10,192,924
Fidelity Mid-Cap Stock Fund	3,229,902	93,296	3,375,885	-	-
Fidelity Multimedia Portfolio	48,013,216	3,470,851	11,369,768	95,526	39,989,916
Fidelity Natural Gas Portfolio	58,865	15,928,169	-	128,109	12,002,025
Fidelity Natural Resources Portfolio	6,371,293	38,677	6,325,641	691	-
Fidelity New Markets Income Fund	17,303,042	28,556,537	8,036,654	1,241,491	35,437,824
Fidelity New Millennium Fund	11,086,536	12,222,502	23,568,797	-	-
Fidelity Nordic Fund	37,784,319	4,923,538	8,200,000	-	32,523,084
Fidelity OTC Portfolio	50,885,898	14,186,642	38,587,915	-	26,269,717
Fidelity Overseas Fund	4,390,551	193,949,935	4,000,000	3,208,833	185,415,776
Fidelity Pacific Basin Fund	41,950,114	2,710,226	-	274,511	42,210,965
Fidelity Pharmaceuticals Portfolio	89,429,800	18,542,871	38,811,057	672,549	79,689,802
Fidelity Real Estate Income Fund	250,381	21,970,092	-	951,743	21,932,434
Fidelity Real Estate Investment Portfolio	146,129	27,460,647	-	371,401	29,301,622
Fidelity Retailing Portfolio	51,886,791	4,423,541	17,312,013	72,587	38,923,561
Fidelity Series Commodity Strategy Fund	9,103	-	-	-	7,506
Fidelity Short-Term Bond Fund	-	45,071	45,123	1	-
Fidelity Small Cap Discovery Fund	5,181,827	120,313	3,950,000	3,124	1,202,794
Fidelity Small Cap Growth Fund	224,917	18,247	-	-	233,588
Fidelity Small Cap Value Fund	9,305,485	32,513	8,700,000	1,044	294,883
Fidelity Software and Computer Services Portfolio	194,510,796	12,151,002	152,742,896	-	51,782,816
Fidelity Stock Selector All Cap Fund	169,456	19,569	-	1,305	188,333
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Stock Selector Large Cap Value Fund	$ 444,559	$ 41,418,089	$ 774,004	$ 378,556	$ 42,415,433
Fidelity Technology Portfolio	82,140,436	242,889,153	10,753,605	391,124	292,437,067
Fidelity Telecom and Utilities Fund	96,081	2,732,765	2,000,000	32,765	810,232
Fidelity Telecommunications Portfolio	57,398,659	3,240,318	43,771,986	955,200	16,331,387
Fidelity Transportation Portfolio	16,588,194	15,731,994	-	120,192	40,097,707
Fidelity Utilities Portfolio	22,621,725	55,780,298	22,941,365	720,217	56,276,953
Fidelity Value Discovery Fund	-	10,374,791	1,642,685	118,997	9,177,687
Fidelity Value Fund	1,989,757	7,654,833	9,948,282	-	-
Fidelity Value Strategies Fund	805,811	-	845,364	-	-
Spartan 500 Index Fund Investor Class	153,021	3,453	-	3,081	173,817
Spartan International Index Fund Investor Class	190,324,702	8,655,622	3,302,895	5,876,899	179,433,070
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	30,309,933	-	71,723	31,242,641
Spartan Total Market Index Fund Investor Class	17,048,656	1,162	17,290,687	1,162	-
Spartan U.S. Bond Index Fund Investor Class	1,828,631,075	249,225,779	93,043,603	47,033,170	2,047,710,379
VIP Industrials Portfolio Investor Class	1,818,755	30,656	1,910,859	-	-
VIP Mid Cap Portfolio Investor Class	226,362	3,516	236,326	-	-
Total	$ 6,411,030,577	$ 2,533,800,909	$ 2,357,287,720	$ 94,934,763	$ 6,599,368,411
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $5,661,042,969) - See accompanying schedule		$ 6,599,368,411
Receivable for investments sold		407,838
Receivable for fund shares sold		1,255,462
Total assets		6,601,031,711

Liabilities
Payable to custodian bank	$ 91
Payable for fund shares redeemed	1,663,211
Accrued management fee	1,092,568
Distribution and service plan fees payable	53,130
Total liabilities		2,809,000

Net Assets		$ 6,598,222,711
Net Assets consist of:
Paid in capital		$ 5,223,803,229
Accumulated undistributed net realized gain (loss) on investments		436,094,040
Net unrealized appreciation (depreciation) on investments		938,325,442
Net Assets		$ 6,598,222,711

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($69,207 ÷ 5,781 shares)	$ 11.97

Service Class 2: Net Asset Value, offering price and redemption price per share ($425,718,894 ÷ 35,628,648 shares)	$ 11.95

Investor Class: Net Asset Value, offering price and redemption price per share ($6,172,434,610 ÷ 515,754,834 shares)	$ 11.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 94,934,763

Expenses
Management fee	$ 16,204,915
Distribution and service plan fees	1,013,085
Independent trustees' compensation	28,002
Total expenses before reductions	17,246,002
Expense reductions	(3,652,043)	13,593,959
Net investment income (loss)		81,340,804
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	253,413,155
Capital gain distributions from underlying funds	247,356,176
Total net realized gain (loss)		500,769,331
Change in net unrealized appreciation (depreciation) on underlying funds		(241,588,513)
Net gain (loss)		259,180,818
Net increase (decrease) in net assets resulting from operations		$ 340,521,622

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 81,340,804	$ 69,567,341
Net realized gain (loss)	500,769,331	286,200,950
Change in net unrealized appreciation (depreciation)	(241,588,513)	658,777,682
Net increase (decrease) in net assets resulting from operations	340,521,622	1,014,545,973
Distributions to shareholders from net investment income	(81,347,441)	(69,509,916)
Distributions to shareholders from net realized gain	(171,896,460)	(222,348,021)
Total distributions	(253,243,901)	(291,857,937)
Share transactions - net increase (decrease)	101,007,004	157,204,419
Total increase (decrease) in net assets	188,284,725	879,892,455

Net Assets
Beginning of period	6,409,937,986	5,530,045,531
End of period	$ 6,598,222,711	$ 6,409,937,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.81	$ 10.44	$ 9.53	$ 9.88	$ 8.83
Income from Investment Operations
Net investment income (loss) C	.15	.13	.15	.18	.16
Net realized and unrealized gain (loss)	.48	1.80	.94	(.37)	1.03
Total from investment operations	.63	1.93	1.09	(.19)	1.19
Distributions from net investment income	(.15)	(.13)	(.15)	(.14)	(.12)
Distributions from net realized gain	(.32)	(.43)	(.03)	(.02)	(.02)
Total distributions	(.47)	(.56)	(.18)	(.16)	(.14)
Net asset value, end of period	$ 11.97	$ 11.81	$ 10.44	$ 9.53	$ 9.88
Total ReturnA, B	5.40%	18.62%	11.48%	(1.92)%	13.49%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.26%	1.18%	1.51%	1.77%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69	$ 75	$ 66	$ 58	$ 60
Portfolio turnover rateD	36%	21%	19%	9%	10%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.79	$ 10.43	$ 9.52	$ 9.88	$ 8.83
Income from Investment Operations
Net investment income (loss) C	.13	.12	.14	.16	.15
Net realized and unrealized gain (loss)	.48	1.78	.94	(.37)	1.03
Total from investment operations	.61	1.90	1.08	(.21)	1.18
Distributions from net investment income	(.13)	(.12)	(.14)	(.13)	(.11)
Distributions from net realized gain	(.32)	(.43)	(.03)	(.02)	(.02)
Total distributions	(.45)	(.54) F	(.17)	(.15)	(.13)
Net asset value, end of period	$ 11.95	$ 11.79	$ 10.43	$ 9.52	$ 9.88
Total ReturnA, B	5.26%	18.39%	11.35%	(2.08)%	13.35%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.11%	1.03%	1.36%	1.62%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 425,719	$ 372,191	$ 254,505	$ 45,494	$ 125
Portfolio turnover rateD	36%	21%	19%	9%	10%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.54 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.425 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.81	$ 10.44	$ 9.52	$ 9.88	$ 8.82
Income from Investment Operations
Net investment income (loss) C	.15	.13	.15	.17	.16
Net realized and unrealized gain (loss)	.48	1.80	.95	(.37)	1.04
Total from investment operations	.63	1.93	1.10	(.20)	1.20
Distributions from net investment income	(.15)	(.13)	(.15)	(.14)	(.12)
Distributions from net realized gain	(.32)	(.43)	(.03)	(.02)	(.02)
Total distributions	(.47)	(.56)	(.18)	(.16)	(.14)
Net asset value, end of period	$ 11.97	$ 11.81	$ 10.44	$ 9.52	$ 9.88
Total ReturnA, B	5.40%	18.62%	11.60%	(2.02)%	13.62%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.26%	1.18%	1.51%	1.77%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,172,435	$ 6,037,672	$ 5,275,474	$ 4,094,228	$ 2,584,021
Portfolio turnover rateD	36%	21%	19%	9%	10%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.3	0.4
Fidelity Banking Portfolio	2.6	2.5
Fidelity Biotechnology Portfolio	0.0*	0.0*
Fidelity Blue Chip Growth Fund	1.9	1.2
Fidelity Blue Chip Value Fund	0.3	0.3
Fidelity Brokerage and Investment Management Portfolio	1.2	1.3
Fidelity Capital Appreciation Fund	0.0	0.0*
Fidelity Chemicals Portfolio	1.3	1.6
Fidelity Communications Equipment Portfolio	0.1	0.1
Fidelity Computers Portfolio	2.0	1.1
Fidelity Construction and Housing Portfolio	1.1	0.5
Fidelity Consumer Discretionary Portfolio	4.4	2.5
Fidelity Consumer Finance Portfolio	0.1	0.2
Fidelity Consumer Staples Portfolio	4.4	2.5
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense and Aerospace Portfolio	0.0	0.5
Fidelity Disciplined Equity Fund	0.0	0.2
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	1.6	1.3
Fidelity Energy Portfolio	1.5	3.7
Fidelity Energy Service Portfolio	0.6	1.6
Fidelity Environmental and Alternative Energy Portfolio	0.0	0.1
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.0	0.2
Fidelity Financial Services Portfolio	3.9	2.7
Fidelity Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.0*
Fidelity Growth Company Fund	0.1	0.4
Fidelity Growth Discovery Fund	0.1	0.3
Fidelity Health Care Portfolio	5.7	3.3
Fidelity Independence Fund	0.0	0.5
Fidelity Industrial Equipment Portfolio	0.0	0.7
Fidelity Industrials Portfolio	2.6	3.1
Fidelity Insurance Portfolio	0.9	0.9
Fidelity IT Services Portfolio	0.0*	0.1
Fidelity Large Cap Stock Fund	1.6	1.9
Fidelity Leisure Portfolio	0.0*	0.0*
Fidelity Leveraged Company Stock Fund	0.0*	0.0*

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Low-Priced Stock Fund	0.0	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0	0.8
Fidelity Medical Delivery Portfolio	0.1	0.0*
Fidelity Medical Equipment and Systems Portfolio	0.2	0.0*
Fidelity Mega Cap Stock Fund	1.4	1.0
Fidelity Mid Cap Value Fund	1.4	0.2
Fidelity Mid-Cap Stock Fund	0.0	0.0*
Fidelity Multimedia Portfolio	0.0	0.6
Fidelity Nasdaq Composite Index Fund	0.2	0.2
Fidelity Natural Gas Portfolio	0.4	0.0*
Fidelity Natural Resources Portfolio	0.0	0.0*
Fidelity New Millennium Fund	0.0	2.1
Fidelity OTC Portfolio	0.4	0.1
Fidelity Pharmaceuticals Portfolio	1.2	2.5
Fidelity Real Estate Investment Portfolio	0.5	0.1
Fidelity Retailing Portfolio	0.7	0.5
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.0*	0.0*
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software and Computer Services Portfolio	0.7	1.5
Fidelity Stock Selector Large Cap Value Fund	1.5	0.2
Fidelity Technology Portfolio	4.6	3.7
Fidelity Telecom and Utilities Fund	0.0	0.0*
Fidelity Telecommunications Portfolio	0.3	0.3
Fidelity Transportation Portfolio	1.0	0.9
Fidelity Utilities Portfolio	0.8	0.7
Fidelity Value Discovery Fund	0.3	0.1
Fidelity Value Fund	0.0	0.7
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0	0.0*
VIP Mid Cap Portfolio Investor Class	0.0	0.0*
	54.3	52.2
Fund Holdings as of December 31, 2014 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.0*	0.0*
Fidelity Diversified International Fund	4.7	2.7
Fidelity Emerging Asia Fund	0.6	0.3
Fidelity Emerging Markets Fund	1.1	1.1
Fidelity Europe Fund	1.8	2.3
Fidelity International Capital Appreciation Fund	0.8	0.7
Fidelity International Discovery Fund	4.2	3.8
Fidelity International Growth Fund	0.0*	0.1
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0	0.4
Fidelity International Small Cap Opportunities Fund	0.0	0.7
Fidelity International Value Fund	0.0*	0.0*
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.3	0.3
Fidelity Nordic Fund	0.0	0.9
Fidelity Overseas Fund	2.6	2.9
Fidelity Pacific Basin Fund	0.6	0.6
Spartan International Index Fund Investor Class	5.6	6.2
	22.3	23.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.6	1.4
Fidelity Focused High Income Fund	0.1	0.5
Fidelity High Income Fund	0.1	1.0
Fidelity New Markets Income Fund	0.5	0.5
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Long-Term Treasury Bond Index Fund Investor Class	0.5	0.0
Spartan U.S. Bond Index Fund Investor Class	20.8	20.4
	22.9	24.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.5	0.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2014
Domestic Equity Funds	54.3%
International Equity Funds	22.3%
Fixed-Income Funds	22.9%
Money Market Funds	0.5%

As of June 30, 2014
Domestic Equity Funds	52.2%
International Equity Funds	23.0%
Fixed-Income Funds	24.1%
Money Market Funds	0.7%

Annual Report

VIP FundsManager 70% Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 76.6%
	Shares	Value
Domestic Equity Funds - 54.3%
Fidelity Air Transportation Portfolio (c)	39,402	$ 2,939,818
Fidelity Automotive Portfolio (c)	58,618	2,692,911
Fidelity Banking Portfolio (c)	981,675	26,377,616
Fidelity Biotechnology Portfolio (c)	119	26,247
Fidelity Blue Chip Growth Fund (c)	287,565	19,675,213
Fidelity Blue Chip Value Fund (c)	170,329	2,776,361
Fidelity Brokerage and Investment Management Portfolio (c)	164,359	12,417,360
Fidelity Chemicals Portfolio (c)	88,446	12,978,565
Fidelity Communications Equipment Portfolio (c)	18,298	582,603
Fidelity Computers Portfolio (c)	248,389	20,564,166
Fidelity Construction and Housing Portfolio (c)	201,827	11,314,411
Fidelity Consumer Discretionary Portfolio (c)	1,359,366	45,729,066
Fidelity Consumer Finance Portfolio (c)	79,496	1,120,890
Fidelity Consumer Staples Portfolio (c)	461,634	45,115,479
Fidelity Contrafund (c)	359	35,204
Fidelity Dividend Growth Fund (c)	502	16,787
Fidelity Electronics Portfolio (c)	195,929	16,610,832
Fidelity Energy Portfolio (c)	337,487	15,122,782
Fidelity Energy Service Portfolio (c)	118,201	6,651,143
Fidelity Equity Dividend Income Fund (c)	552	14,767
Fidelity Financial Services Portfolio (c)	453,814	40,339,534
Fidelity Fund (c)	605	25,945
Fidelity Gold Portfolio (a)(c)	4,361	71,702
Fidelity Growth & Income Portfolio (c)	13,172	397,927
Fidelity Growth Company Fund (c)	4,716	622,018
Fidelity Growth Discovery Fund (c)	33,943	801,724
Fidelity Health Care Portfolio (c)	267,453	58,224,611
Fidelity Industrials Portfolio (c)	825,366	26,238,381
Fidelity Insurance Portfolio (c)	134,404	9,070,907
Fidelity IT Services Portfolio (c)	7,943	291,922
Fidelity Large Cap Stock Fund (c)	575,698	16,263,471
Fidelity Leisure Portfolio (c)	2,372	314,416
Fidelity Leveraged Company Stock Fund (c)	982	44,484
Fidelity Magellan Fund (c)	217	20,096
Fidelity Medical Delivery Portfolio (c)	13,778	1,131,412
Fidelity Medical Equipment and Systems Portfolio (c)	63,136	2,450,947
Fidelity Mega Cap Stock Fund (c)	877,264	14,474,860
Fidelity Mid Cap Value Fund (c)	584,275	14,384,854
Fidelity Nasdaq Composite Index Fund (c)	28,071	1,749,674
Fidelity Natural Gas Portfolio (c)	125,356	4,057,781
Fidelity OTC Portfolio (c)	52,456	4,173,412
Fidelity Pharmaceuticals Portfolio (c)	574,818	12,289,609
Fidelity Real Estate Investment Portfolio (c)	123,562	5,047,496

	Shares	Value
Fidelity Retailing Portfolio (c)	79,099	$ 7,122,070
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	7,114
Fidelity Small Cap Discovery Fund (c)	9,173	276,003
Fidelity Small Cap Growth Fund (c)	7,630	140,471
Fidelity Small Cap Stock Fund (c)	654	12,293
Fidelity Small Cap Value Fund (c)	7,567	143,234
Fidelity Software and Computer Services Portfolio (c)	66,740	7,735,891
Fidelity Stock Selector Large Cap Value Fund (c)	886,588	15,196,126
Fidelity Technology Portfolio (c)	414,587	47,457,771
Fidelity Telecommunications Portfolio (c)	44,825	2,706,553
Fidelity Transportation Portfolio (c)	105,914	10,191,032
Fidelity Utilities Portfolio (c)	109,285	8,211,678
Fidelity Value Discovery Fund (c)	135,852	3,348,744
Spartan 500 Index Fund Investor Class (c)	339	24,691
Spartan Extended Market Index Fund Investor Class (c)	3,524	194,471
TOTAL DOMESTIC EQUITY FUNDS		558,017,546
International Equity Funds - 22.3%
Fidelity Canada Fund (c)	2,002	105,307
Fidelity China Region Fund (c)	7,254	222,405
Fidelity Diversified International Fund (c)	1,386,195	47,754,428
Fidelity Emerging Asia Fund (c)	171,891	5,612,242
Fidelity Emerging Markets Fund (c)	479,240	11,650,330
Fidelity Europe Fund (c)	514,854	18,158,908
Fidelity International Capital Appreciation Fund (c)	511,244	8,363,956
Fidelity International Discovery Fund (c)	1,139,860	43,303,275
Fidelity International Growth Fund (c)	34,515	372,757
Fidelity International Real Estate Fund (c)	1,598	16,183
Fidelity International Value Fund (c)	14,922	120,120
Fidelity Japan Fund (c)	11,980	131,061
Fidelity Japan Smaller Companies Fund (c)	214,445	2,639,812
Fidelity Overseas Fund (c)	702,511	26,793,766
Fidelity Pacific Basin Fund (c)	219,797	5,730,114
Spartan International Index Fund Investor Class (c)	1,552,695	57,791,295
TOTAL INTERNATIONAL EQUITY FUNDS		228,765,959
TOTAL EQUITY FUNDS (Cost $666,720,034)		786,783,505
Fixed-Income Funds - 22.9%

Fidelity Floating Rate High Income Fund (c)	684,314	6,583,097
Fidelity Focused High Income Fund (c)	81,976	700,899
Fidelity High Income Fund (c)	59,521	529,736
Fixed-Income Funds - continued
	Shares	Value
Fidelity New Markets Income Fund (c)	364,491	$ 5,562,127
Fidelity Real Estate Income Fund (c)	303,938	3,546,954
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	384,694	5,124,126
Spartan U.S. Bond Index Fund Investor Class (c)	18,171,418	213,332,450
TOTAL FIXED-INCOME FUNDS (Cost $225,570,097)		235,379,389
Money Market Funds - 0.5%

Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c) (Cost $4,986,661)	4,986,661	4,986,661
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $897,276,792)		1,027,149,555
NET OTHER ASSETS (LIABILITIES) - 0.0%		(170,950)
NET ASSETS - 100%		$ 1,026,978,605
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 1,523,733	$ 905,979	$ -	2,913	$ 2,939,818
Fidelity Automotive Portfolio	5,028,073	2,547,955	4,352,509	18,505	2,692,911
Fidelity Banking Portfolio	23,823,886	3,911,577	1,971,700	331,019	26,377,616
Fidelity Biotechnology Portfolio	2,145,330	2,549	2,280,011	-	26,247
Fidelity Blue Chip Growth Fund	7,188,043	11,873,363	436,063	17,691	19,675,213
Fidelity Blue Chip Value Fund	565,500	3,048,673	1,150,000	38,078	2,776,361
Fidelity Brokerage and Investment Management Portfolio	14,751,425	1,686,287	4,117,244	138,140	12,417,360
Fidelity Canada Fund	101,542	13,768	-	1,195	105,307
Fidelity Capital Appreciation Fund	565,609	-	593,415	-	-
Fidelity Chemicals Portfolio	10,030,573	5,329,301	2,420,479	125,691	12,978,565
Fidelity China Region Fund	212,904	28,795	-	2,062	222,405
Fidelity Communications Equipment Portfolio	506,736	35,302	-	5,227	582,603
Fidelity Computers Portfolio	10,675,100	8,781,754	58,667	100,985	20,564,166
Fidelity Construction and Housing Portfolio	4,838,113	7,160,628	602,848	49,202	11,314,411
Fidelity Consumer Discretionary Portfolio	20,010,753	25,145,762	982,170	131,137	45,729,066
Fidelity Consumer Finance Portfolio	1,840,136	266,144	788,832	21,512	1,120,890
Fidelity Consumer Staples Portfolio	23,701,263	19,227,766	330,696	641,665	45,115,479
Fidelity Contrafund	2,258,050	306,214	2,500,000	85	35,204
Fidelity Defense and Aerospace Portfolio	4,429,512	297,878	4,560,756	7,762	-
Fidelity Disciplined Equity Fund	6,323,302	173,222	6,663,266	-	-
Fidelity Diversified International Fund	22,139,254	44,542,374	15,234,516	518,634	47,754,428
Fidelity Dividend Growth Fund	15,005	2,609	-	229	16,787
Fidelity Electronics Portfolio	1,342,678	13,276,113	394,107	77,262	16,610,832
Fidelity Emerging Asia Fund	3,844,227	3,645,450	1,902,548	50,086	5,612,242
Fidelity Emerging Markets Fund	9,254,861	4,649,943	2,058,992	68,034	11,650,330
Fidelity Energy Portfolio	13,706,915	20,757,629	16,188,144	169,500	15,122,782
Fidelity Energy Service Portfolio	6,902,549	7,728,579	4,938,349	42,557	6,651,143
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Environmental and Alternative Energy Portfolio	$ 541,416	$ 688	$ 542,583	$ 71	$ -
Fidelity Equity Dividend Income Fund	13,231	368	-	368	14,767
Fidelity Equity-Income Fund	14,713,236	1,141,040	15,855,956	25,392	-
Fidelity Europe Capital Appreciation Fund	873,877	916,139	-	16,139	-
Fidelity Europe Fund	6,236,767	19,247,429	7,102,619	459,607	18,158,908
Fidelity Financial Services Portfolio	20,666,390	17,778,487	464,196	368,704	40,339,534
Fidelity Floating Rate High Income Fund	13,030,432	1,161,787	7,313,179	386,612	6,583,097
Fidelity Focused High Income Fund	4,251,279	235,973	3,700,000	170,794	700,899
Fidelity Fund	22,991	2,758	-	166	25,945
Fidelity Gold Portfolio	78,375	-	-	-	71,702
Fidelity Growth & Income Portfolio	6,358,338	6,774	6,000,000	6,774	397,927
Fidelity Growth Company Fund	3,324,123	39,957	3,000,000	579	622,018
Fidelity Growth Discovery Fund	298,029	4,617,421	4,406,008	1,934	801,724
Fidelity Health Care Portfolio	28,763,962	39,461,405	14,523,842	-	58,224,611
Fidelity High Income Fund	8,516,936	1,763,000	9,699,713	313,709	529,736
Fidelity Independence Fund	4,130,364	1,285,000	5,869,513	-	-
Fidelity Industrial Equipment Portfolio	12,302,351	1,035,577	12,397,221	27,386	-
Fidelity Industrials Portfolio	28,995,845	6,527,936	7,850,285	182,325	26,238,381
Fidelity Institutional Prime Money Market Portfolio Class I 0.01%	14,356,626	31,095,928	40,465,900	1,139	4,986,661
Fidelity Insurance Portfolio	14,171,347	1,036,145	5,883,855	127,061	9,070,907
Fidelity International Capital Appreciation Fund	5,826,109	5,258,099	2,523,558	44,614	8,363,956
Fidelity International Discovery Fund	42,400,130	30,388,663	26,929,339	285,897	43,303,275
Fidelity International Growth Fund	384,792	3,115	-	3,115	372,757
Fidelity International Real Estate Fund	15,530	729	-	244	16,183
Fidelity International Small Cap Fund	6,988,341	-	6,850,207	-	-
Fidelity International Small Cap Opportunities Fund	3,009,843	3,906,276	6,642,995	-	-
Fidelity International Value Fund	611,699	4,557	480,000	4,557	120,120
Fidelity IT Services Portfolio	5,059,451	3,029,371	7,490,198	37	291,922
Fidelity Japan Fund	143,142	1,034	-	1,034	131,061
Fidelity Japan Smaller Companies Fund	6,600,466	46,763	3,537,819	6,741	2,639,812
Fidelity Large Cap Stock Fund	7,590,283	12,395,707	4,322,286	165,047	16,263,471
Fidelity Leisure Portfolio	290,242	24,563	-	3,289	314,416
Fidelity Leveraged Company Stock Fund	42,129	336	-	336	44,484
Fidelity Low-Priced Stock Fund	4,041,728	6,127	4,034,101	821	-
Fidelity Magellan Fund	17,616	2,395	-	141	20,096
Fidelity Materials Portfolio	4,845,338	2,362,903	7,002,641	8,313	-
Fidelity Medical Delivery Portfolio	138,469	983,715	-	-	1,131,412
Fidelity Medical Equipment and Systems Portfolio	334,995	2,111,419	-	482	2,450,947
Fidelity Mega Cap Stock Fund	18,467,388	10,587,101	15,120,419	177,168	14,474,860
Fidelity Mid Cap Value Fund	1,668,712	12,543,006	-	82,560	14,384,854
Fidelity Mid-Cap Stock Fund	857,362	13,050	892,461	-	-
Fidelity Multimedia Portfolio	6,009,194	97,718	6,133,009	431	-
Fidelity Nasdaq Composite Index Fund	2,516,407	22,929	996,000	14,729	1,749,674
Fidelity Natural Gas Portfolio	11,686	5,243,317	-	43,305	4,057,781
Fidelity Natural Resources Portfolio	67,875	412	66,452	7	-
Fidelity New Markets Income Fund	2,114,017	4,531,794	742,057	184,365	5,562,127
Fidelity New Millennium Fund	2,830,011	17,192,927	21,048,847	-	-
Fidelity Nordic Fund	7,779,901	210,601	7,791,404	-	-
Fidelity OTC Portfolio	5,162,774	9,528,292	10,080,829	-	4,173,412
Fidelity Overseas Fund	2,700,100	25,608,036	-	463,697	26,793,766
Fidelity Pacific Basin Fund	5,694,704	367,912	-	37,265	5,730,114
Fidelity Pharmaceuticals Portfolio	20,830,732	2,248,009	13,259,883	141,873	12,289,609
Fidelity Real Estate Income Fund	43,112	3,549,809	-	153,877	3,546,954
Fidelity Real Estate Investment Portfolio	26,108	4,720,776	-	57,996	5,047,496
Fidelity Retailing Portfolio	8,444,586	1,994,277	3,245,606	12,981	7,122,070
Fidelity Series Commodity Strategy Fund	8,628	-	-	-	7,114
Fidelity Short Term Bond Portfolio	-	67,910	67,989	-	-
Fidelity Small Cap Discovery Fund	3,122,078	27,608	2,800,000	717	276,003
Fidelity Small Cap Growth Fund	264,120	10,973	130,000	-	140,471
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Small Cap Stock Fund	$ 11,469	$ 2,032	$ -	$ 71	$ 12,293
Fidelity Small Cap Value Fund	260,995	15,793	130,000	507	143,234
Fidelity Software and Computer Services Portfolio	34,894,923	4,457,755	31,025,486	-	7,735,891
Fidelity Stock Selector Large Cap Value Fund	101,356	15,046,713	242,106	137,477	15,196,126
Fidelity Technology Portfolio	11,508,486	41,475,637	2,883,540	63,353	47,457,771
Fidelity Telecom and Utilities Fund	1,264,558	3,308,020	4,681,834	23,044	-
Fidelity Telecommunications Portfolio	3,447,415	1,007,949	1,732,630	124,782	2,706,553
Fidelity Transportation Portfolio	4,444,738	3,702,086	-	31,933	10,191,032
Fidelity Utilities Portfolio	272,154	9,305,462	1,188,418	103,979	8,211,678
Fidelity Value Discovery Fund	36,416	3,467,286	302,451	41,228	3,348,744
Fidelity Value Fund	4,330,632	2,984,298	7,725,571	-	-
Spartan 500 Index Fund Investor Class	21,737	490	-	438	24,691
Spartan Extended Market Index Fund Investor Class	12,987,300	7,695	12,870,000	2,399	194,471
Spartan International Index Fund Investor Class	74,250,749	6,059,012	17,251,420	1,868,152	57,791,295
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	5,005,358	-	9,740	5,124,126
Spartan Total Market Index Fund Investor Class	4,317,514	876	4,332,026	876	-
Spartan U.S. Bond Index Fund Investor Class	168,261,451	52,719,687	13,765,569	4,727,252	213,332,450
VIP Mid Cap Portfolio Investor Class	24,078	374	25,138	-	-
Total	$ 876,766,756	$ 620,358,178	$ 469,944,471	$ 13,678,801	$ 1,027,149,555
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $897,276,792) - See accompanying schedule		$ 1,027,149,555
Cash		12
Receivable for investments sold		9,647
Receivable for fund shares sold		429,491
Total assets		1,027,588,705

Liabilities
Payable for investments purchased	$ 428,106
Payable for fund shares redeemed	11,036
Accrued management fee	169,981
Distribution and service plan fees payable	977
Total liabilities		610,100

Net Assets		$ 1,026,978,605
Net Assets consist of:
Paid in capital		$ 878,403,301
Undistributed net investment income		72,353
Accumulated undistributed net realized gain (loss) on investments		18,630,188
Net unrealized appreciation (depreciation) on investments		129,872,763
Net Assets		$ 1,026,978,605

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($77,708 ÷ 6,269 shares)	$ 12.40

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,609,600 ÷ 615,389 shares)	$ 12.37

Investor Class: Net Asset Value, offering price and redemption price per share ($1,019,291,297 ÷ 82,242,044 shares)	$ 12.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 13,678,801

Expenses
Management fee	$ 2,385,862
Distribution and service plan fees	18,066
Independent trustees' compensation	4,084
Total expenses before reductions	2,408,012
Expense reductions	(485,484)	1,922,528
Net investment income (loss)		11,756,273
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	48,236,559
Capital gain distributions from underlying funds	36,848,011
Total net realized gain (loss)		85,084,570
Change in net unrealized appreciation (depreciation) on underlying funds		(48,267,458)
Net gain (loss)		36,817,112
Net increase (decrease) in net assets resulting from operations		$ 48,573,385

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,756,273	$ 8,896,278
Net realized gain (loss)	85,084,570	58,620,188
Change in net unrealized appreciation (depreciation)	(48,267,458)	79,310,616
Net increase (decrease) in net assets resulting from operations	48,573,385	146,827,082
Distributions to shareholders from net investment income	(11,683,920)	(8,894,045)
Distributions to shareholders from net realized gain	(7,877,744)	(6,389,993)
Total distributions	(19,561,664)	(15,284,038)
Share transactions - net increase (decrease)	121,343,274	117,126,900
Total increase (decrease) in net assets	150,354,995	248,669,944

Net Assets
Beginning of period	876,623,610	627,953,666
End of period (including undistributed net investment income of $72,353 and undistributed net investment income of $0, respectively)	$ 1,026,978,605	$ 876,623,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 10.04	$ 9.04	$ 9.48	$ 8.42
Income from Investment Operations
Net investment income (loss) C	.15	.13	.15	.15	.13
Net realized and unrealized gain (loss)	.48	2.05	1.03	(.41)	1.08
Total from investment operations	.63	2.18	1.18	(.26)	1.21
Distributions from net investment income	(.14)	(.12)	(.15)	(.15)	(.13)
Distributions from net realized gain	(.10)	(.09)	(.03)	(.02)	(.02)
Total distributions	(.24)	(.21)	(.18)	(.18) F	(.15)
Net asset value, end of period	$ 12.40	$ 12.01	$ 10.04	$ 9.04	$ 9.48
Total ReturnA, B	5.24%	21.75%	13.10%	(2.79)%	14.32%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.23%	1.19%	1.57%	1.60%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78	$ 91	$ 77	$ 63	$ 67
Portfolio turnover rate D	49%	31%	24%	16%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 10.02	$ 9.02	$ 9.46	$ 8.41
Income from Investment Operations
Net investment income (loss) C	.13	.12	.14	.14	.12
Net realized and unrealized gain (loss)	.48	2.04	1.03	(.42)	1.07
Total from investment operations	.61	2.16	1.17	(.28)	1.19
Distributions from net investment income	(.13)	(.11)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.10)	(.09)	(.03)	(.02)	(.02)
Total distributions	(.22) F	(.20)	(.17)	(.16)	(.14)
Net asset value, end of period	$ 12.37	$ 11.98	$ 10.02	$ 9.02	$ 9.46
Total ReturnA, B	5.10%	21.54%	12.98%	(2.94)%	14.09%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.08%	1.04%	1.42%	1.45%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,610	$ 6,752	$ 5,035	$ 3,675	$ 2,586
Portfolio turnover rate D	49%	31%	24%	16%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.22 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 10.04	$ 9.03	$ 9.48	$ 8.42
Income from Investment Operations
Net investment income (loss) C	.15	.13	.15	.15	.13
Net realized and unrealized gain (loss)	.47	2.05	1.04	(.42)	1.08
Total from investment operations	.62	2.18	1.19	(.27)	1.21
Distributions from net investment income	(.14)	(.12)	(.15)	(.15)	(.13)
Distributions from net realized gain	(.10)	(.09)	(.03)	(.02)	(.02)
Total distributions	(.24)	(.21)	(.18)	(.18) F	(.15)
Net asset value, end of period	$ 12.39	$ 12.01	$ 10.04	$ 9.03	$ 9.48
Total ReturnA, B	5.15%	21.75%	13.22%	(2.90)%	14.32%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.23%	1.19%	1.57%	1.60%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,019,291	$ 869,781	$ 622,842	$ 554,088	$ 536,918
Portfolio turnover rate D	49%	31%	24%	16%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.4	0.5
Fidelity Banking Portfolio	2.4	2.6
Fidelity Biotechnology Portfolio	0.0*	0.0*
Fidelity Blue Chip Growth Fund	1.7	1.3
Fidelity Blue Chip Value Fund	0.1	0.3
Fidelity Brokerage and Investment Management Portfolio	1.2	1.7
Fidelity Capital Appreciation Fund	0.0	0.1
Fidelity Chemicals Portfolio	1.1	2.3
Fidelity Communications Equipment Portfolio	0.0*	0.0*
Fidelity Computers Portfolio	2.7	1.1
Fidelity Construction and Housing Portfolio	0.9	0.3
Fidelity Consumer Discretionary Portfolio	6.0	4.0
Fidelity Consumer Finance Portfolio	0.1	0.1
Fidelity Consumer Staples Portfolio	5.4	2.6
Fidelity Contrafund	0.0	0.0*
Fidelity Defense and Aerospace Portfolio	0.0	0.1
Fidelity Disciplined Equity Fund	0.0	0.1
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	2.3	2.1
Fidelity Energy Portfolio	1.7	4.5
Fidelity Energy Service Portfolio	0.6	1.7
Fidelity Environmental and Alternative Energy Portfolio	0.0	0.0*
Fidelity Equity Dividend Income Fund	0.0	0.0*
Fidelity Equity-Income Fund	0.0	0.0*
Fidelity Financial Services Portfolio	6.6	3.9
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.0*
Fidelity Growth Company Fund	0.0*	0.1
Fidelity Growth Discovery Fund	0.0	0.4
Fidelity Health Care Portfolio	7.6	5.6
Fidelity Independence Fund	0.0	1.5
Fidelity Industrial Equipment Portfolio	0.0	0.2
Fidelity Industrials Portfolio	3.6	4.8
Fidelity Insurance Portfolio	0.8	1.1
Fidelity IT Services Portfolio	0.2	0.0*
Fidelity Large Cap Stock Fund	1.7	2.9
Fidelity Leisure Portfolio	0.0*	0.0*

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Leveraged Company Stock Fund	0.0	0.0*
Fidelity Low-Priced Stock Fund	0.0	0.0*
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.0	0.3
Fidelity Medical Delivery Portfolio	0.1	0.1
Fidelity Medical Equipment and Systems Portfolio	0.1	0.0*
Fidelity Mega Cap Stock Fund	0.6	1.2
Fidelity Mid Cap Value Fund	0.7	0.0*
Fidelity Mid-Cap Stock Fund	0.0	0.0*
Fidelity Multimedia Portfolio	0.0	0.6
Fidelity Nasdaq Composite Index Fund	0.0*	0.0*
Fidelity Natural Gas Portfolio	0.7	0.0*
Fidelity Natural Resources Portfolio	0.0	0.0*
Fidelity New Millennium Fund	0.0	1.8
Fidelity OTC Portfolio	0.6	0.2
Fidelity Pharmaceuticals Portfolio	1.0	1.1
Fidelity Real Estate Investment Portfolio	0.5	0.2
Fidelity Retailing Portfolio	0.7	0.4
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.0*	0.1
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software and Computer Services Portfolio	0.1	0.9
Fidelity Stock Selector Large Cap Value Fund	3.0	1.2
Fidelity Technology Portfolio	6.3*	5.5
Fidelity Telecom and Utilities Fund	0.0	0.0*
Fidelity Telecommunications Portfolio	0.1*	0.3*
Fidelity Transportation Portfolio	1.0	0.8
Fidelity Utilities Portfolio	0.9	0.6
Fidelity Value Fund	0.0	0.6
Fidelity Value Strategies Fund	0.0	0.0*
Fidelity Value Discovery Fund	0.3	0.2
Spartan 500 Index Fund Investor Class	0.9	0.0*
Spartan Total Market Index Fund Investor Class	0.0	0.0*
Spartan Extended Market Index Fund Investor Class	0.0	0.0*
VIP Energy Portfolio Investor Class	0.0	0.1
VIP Mid Cap Portfolio Investor Class	0.0	0.0*
	65.0	62.4
Fund Holdings as of December 31, 2014 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.0*	0.0*
Fidelity Diversified International Fund	8.9	4.1
Fidelity Emerging Asia Fund	0.8	0.5
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.1	0.1
Fidelity Emerging Markets Fund	1.4	1.2
Fidelity Europe Fund	1.7	2.4
Fidelity International Capital Appreciation Fund	1.1	1.1
Fidelity International Discovery Fund	2.9	2.1
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.0	0.1
Fidelity International Small Cap Opportunities Fund	0.0	0.8
Fidelity International Value Fund	0.0*	0.0*
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.3	0.3
Fidelity Nordic Fund	0.0	0.9
Fidelity Overseas Fund	2.1	5.8
Fidelity Pacific Basin Fund	0.1	0.1
Spartan International Index Fund Investor Class	6.8	7.1
	26.2	26.6
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.0*	0.0*
Fidelity Focused High Income Fund	0.0*	0.2
Fidelity High Income Fund	0.0*	1.2
Fidelity New Markets Income Fund	0.6	0.6
Fidelity Real Estate Income Fund	0.4	0.4
Spartan Long-Term Treasury Bond Index Fund Investor Class	1.1	0.0
Spartan U.S. Bond Index Fund Investor Class	6.7	8.6
	8.8	11.0
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.0	0.0*
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2014
Domestic Equity Funds	65.0%
International Equity Funds	26.2%
Fixed-Income Funds	8.8%
Money Market Funds	0.0%

As of June 30, 2014
Domestic Equity Funds	62.4%
International Equity Funds	26.6%
Fixed-Income Funds	11.0%
Money Market Funds	0.0%*

Annual Report

VIP FundsManager 85% Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 91.2%
	Shares	Value
Domestic Equity Funds - 65.0%
Fidelity Air Transportation Portfolio (b)	14,821	$ 1,105,777
Fidelity Automotive Portfolio (b)	30,511	1,401,688
Fidelity Banking Portfolio (b)	338,754	9,102,324
Fidelity Biotechnology Portfolio (b)	512	113,249
Fidelity Blue Chip Growth Fund (b)	94,241	6,447,990
Fidelity Blue Chip Value Fund (b)	32,636	531,973
Fidelity Brokerage and Investment Management Portfolio (b)	61,497	4,646,094
Fidelity Chemicals Portfolio (b)	28,668	4,206,766
Fidelity Communications Equipment Portfolio (b)	2,641	84,103
Fidelity Computers Portfolio (b)	123,765	10,246,542
Fidelity Construction and Housing Portfolio (b)	63,311	3,549,216
Fidelity Consumer Discretionary Portfolio (b)	689,622	23,198,879
Fidelity Consumer Finance Portfolio (b)	23,008	324,419
Fidelity Consumer Staples Portfolio (b)	214,594	20,972,236
Fidelity Dividend Growth Fund (b)	264	8,811
Fidelity Electronics Portfolio (b)	105,886	8,977,039
Fidelity Energy Portfolio (b)	143,795	6,443,445
Fidelity Energy Service Portfolio (b)	40,726	2,291,629
Fidelity Financial Services Portfolio (b)	287,204	25,529,575
Fidelity Global Commodity Stock Fund (b)	1,859	23,141
Fidelity Gold Portfolio (a)(b)	3,652	60,042
Fidelity Growth & Income Portfolio (b)	1,004	30,345
Fidelity Growth Company Fund (b)	251	33,139
Fidelity Health Care Portfolio (b)	134,899	29,367,467
Fidelity Industrials Portfolio (b)	435,973	13,859,596
Fidelity Insurance Portfolio (b)	43,296	2,922,053
Fidelity IT Services Portfolio (b)	17,205	632,270
Fidelity Large Cap Stock Fund (b)	230,773	6,519,340
Fidelity Leisure Portfolio (b)	1,004	133,096
Fidelity Magellan Fund (b)	150	13,862
Fidelity Medical Delivery Portfolio (b)	2,823	231,823
Fidelity Medical Equipment and Systems Portfolio (b)	10,439	405,235
Fidelity Mega Cap Stock Fund (b)	145,598	2,402,360
Fidelity Mid Cap Value Fund (b)	113,532	2,795,151
Fidelity Nasdaq Composite Index Fund (b)	930	57,990
Fidelity Natural Gas Portfolio (b)	78,204	2,531,472
Fidelity OTC Portfolio (b)	29,544	2,350,535
Fidelity Pharmaceuticals Portfolio (b)	180,302	3,854,851
Fidelity Real Estate Investment Portfolio (b)	42,090	1,719,394

	Shares	Value
Fidelity Retailing Portfolio (b)	28,266	$ 2,545,062
Fidelity Series Commodity Strategy Fund (a)(b)	1,089	7,114
Fidelity Small Cap Discovery Fund (b)	3,342	100,567
Fidelity Small Cap Growth Fund (b)	3,002	55,271
Fidelity Small Cap Stock Fund (b)	4,667	87,697
Fidelity Small Cap Value Fund (b)	1,711	32,394
Fidelity Software and Computer Services Portfolio (b)	3,376	391,271
Fidelity Stock Selector Large Cap Value Fund (b)	678,345	11,626,830
Fidelity Technology Portfolio (b)	212,542	24,329,695
Fidelity Telecommunications Portfolio (b)	6,550	395,514
Fidelity Transportation Portfolio (b)	38,970	3,749,677
Fidelity Utilities Portfolio (b)	44,458	3,340,552
Fidelity Value Discovery Fund (b)	43,760	1,078,688
Spartan 500 Index Fund Investor Class (b)	45,037	3,280,949
TOTAL DOMESTIC EQUITY FUNDS		250,146,198
International Equity Funds - 26.2%
Fidelity Canada Fund (b)	670	35,267
Fidelity China Region Fund (b)	5,668	173,776
Fidelity Diversified International Fund (b)	997,381	34,359,788
Fidelity Emerging Asia Fund (b)	93,891	3,065,534
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (b)	39,784	317,871
Fidelity Emerging Markets Fund (b)	230,231	5,596,916
Fidelity Europe Fund (b)	182,089	6,422,278
Fidelity International Capital Appreciation Fund (b)	259,352	4,243,006
Fidelity International Discovery Fund (b)	291,518	11,074,754
Fidelity International Real Estate Fund (b)	1,456	14,748
Fidelity International Value Fund (b)	16,263	130,917
Fidelity Japan Fund (b)	8,961	98,029
Fidelity Japan Smaller Companies Fund (b)	82,873	1,020,167
Fidelity Overseas Fund (b)	209,065	7,973,723
Fidelity Pacific Basin Fund (b)	12,719	331,588
Spartan International Index Fund Investor Class (b)	702,574	26,149,813
TOTAL INTERNATIONAL EQUITY FUNDS		101,008,175
TOTAL EQUITY FUNDS (Cost $305,266,640)		351,154,373
Fixed-Income Funds - 8.8%

Fidelity Floating Rate High Income Fund (b)	822	7,907
Fidelity Focused High Income Fund (b)	10,300	88,066
Fidelity High Income Fund (b)	19,872	176,861
Fidelity New Markets Income Fund (b)	148,040	2,259,093
Fixed-Income Funds - continued
	Shares	Value
Fidelity Real Estate Income Fund (b)	127,378	$ 1,486,499
Spartan Long-Term Treasury Bond Index Fund Investor Class (b)	317,049	4,223,091
Spartan U.S. Bond Index Fund Investor Class (b)	2,198,617	25,811,767
TOTAL FIXED-INCOME FUNDS (Cost $32,525,366)		34,053,284
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $337,792,006)		385,207,657
NET OTHER ASSETS (LIABILITIES) - 0.0%		(65,428)
NET ASSETS - 100%		$ 385,142,229
Legend
(a) Non-income producing
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 1,724,077	$ 29,003	$ 870,000	$ 1,223	$ 1,105,777
Fidelity Automotive Portfolio	1,456,984	1,741,660	1,542,488	9,156	1,401,688
Fidelity Banking Portfolio	7,701,740	4,563,363	3,282,604	117,738	9,102,324
Fidelity Biotechnology Portfolio	1,477,080	11,001	1,500,028	-	113,249
Fidelity Blue Chip Growth Fund	1,196,064	5,486,715	613,039	6,653	6,447,990
Fidelity Blue Chip Value Fund	-	1,606,180	1,200,000	12,877	531,973
Fidelity Brokerage and Investment Management Portfolio	9,443,261	1,706,119	6,448,732	53,382	4,646,094
Fidelity Canada Fund	34,007	4,611	-	400	35,267
Fidelity Capital Appreciation Fund	493,910	-	504,649	-	-
Fidelity Chemicals Portfolio	3,090,753	5,626,631	4,598,934	46,097	4,206,766
Fidelity China Region Fund	377,484	22,499	200,000	1,611	173,776
Fidelity Communications Equipment Portfolio	73,151	5,096	-	755	84,103
Fidelity Computers Portfolio	5,483,866	5,873,043	1,546,150	47,992	10,246,542
Fidelity Construction and Housing Portfolio	866,394	2,890,374	136,738	15,012	3,549,216
Fidelity Consumer Discretionary Portfolio	13,612,436	10,293,364	1,349,558	68,044	23,198,879
Fidelity Consumer Finance Portfolio	2,192,220	112,032	1,868,198	7,356	324,419
Fidelity Consumer Staples Portfolio	13,529,608	11,116,303	4,717,859	295,126	20,972,236
Fidelity Contrafund	500,621	431,261	930,739	-	-
Fidelity Defense and Aerospace Portfolio	2,477,250	99,467	2,467,699	4,231	-
Fidelity Disciplined Equity Fund	4,356,302	421,916	4,769,701	-	-
Fidelity Diversified International Fund	17,738,041	31,734,574	12,331,045	372,085	34,359,788
Fidelity Dividend Growth Fund	7,876	1,369	-	120	8,811
Fidelity Electronics Portfolio	2,200,902	6,075,878	820,445	44,444	8,977,039
Fidelity Emerging Asia Fund	1,541,612	1,662,078	195,898	27,358	3,065,534
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	356,673	8,112	-	6,598	317,871
Fidelity Emerging Markets Fund	3,107,945	3,836,028	1,279,845	33,515	5,596,916
Fidelity Energy Portfolio	8,145,068	8,886,581	9,292,431	76,096	6,443,445
Fidelity Energy Service Portfolio	4,673,665	2,163,114	3,468,202	15,059	2,291,629
Fidelity Environmental and Alternative Energy Portfolio	96,235	122	96,442	13	-
Fidelity Equity Dividend Income Fund	31,584	630	35,099	630	-
Fidelity Equity-Income Fund	1,305,301	3,121,617	4,517,760	17,342	-
Fidelity Europe Capital Appreciation Fund	5,696	908,189	-	8,189	-
Fidelity Europe Fund	11,082,898	4,002,365	9,057,644	162,550	6,422,278
Fidelity Financial Services Portfolio	3,179,016	22,781,685	1,808,701	236,131	25,529,575
Fidelity Floating Rate High Income Fund	7,874	309	-	276	7,907
Fidelity Focused High Income Fund	625,783	34,801	559,875	25,605	88,066
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Global Commodity Stock Fund	$ 25,848	$ 373	$ -	$ 326	$ 23,141
Fidelity Gold Portfolio	6,413	2,050,000	1,700,000	-	60,042
Fidelity Growth & Income Portfolio	631,295	517	600,000	517	30,345
Fidelity Growth Company Fund	335,476	3,058	320,000	31	33,139
Fidelity Growth Discovery Fund	439,496	3,009,430	3,651,911	676	-
Fidelity Health Care Portfolio	20,071,686	14,356,614	8,201,015	-	29,367,467
Fidelity High Income Fund	4,441,205	1,021,233	5,268,129	167,853	176,861
Fidelity Independence Fund	294,914	5,400,000	5,665,332	-	-
Fidelity Industrial Equipment Portfolio	4,631,391	219,230	4,656,980	5,798	-
Fidelity Industrials Portfolio	22,558,946	2,212,884	9,980,671	97,733	13,859,596
Fidelity Institutional Prime Money Market Portfolio Class I	772	6,443,008	6,443,780	29	-
Fidelity Insurance Portfolio	10,690,013	375,783	7,938,354	43,007	2,922,053
Fidelity International Capital Appreciation Fund	723,688	3,628,841	-	22,632	4,243,006
Fidelity International Discovery Fund	19,308,143	8,477,123	15,793,094	73,338	11,074,754
Fidelity International Real Estate Fund	14,153	664	-	222	14,748
Fidelity International Small Cap Fund	3,339,998	-	3,297,228	-	-
Fidelity International Small Cap Opportunities Fund	1,217,801	3,213,458	4,433,337	-	-
Fidelity International Value Fund	141,796	4,967	-	4,967	130,917
Fidelity IT Services Portfolio	6,128,504	815,348	6,135,404	5	632,270
Fidelity Japan Fund	107,065	774	-	774	98,029
Fidelity Japan Smaller Companies Fund	3,428,255	18,072	2,232,884	2,605	1,020,167
Fidelity Large Cap Stock Fund	5,201,963	6,366,461	5,532,631	75,822	6,519,340
Fidelity Leisure Portfolio	122,863	10,398	-	1,392	133,096
Fidelity Leveraged Company Stock Fund	135,656	511	141,913	511	-
Fidelity Low-Priced Stock Fund	1,584,712	3,586	1,578,495	481	-
Fidelity Magellan Fund	12,151	1,652	-	97	13,862
Fidelity Materials Portfolio	470,363	719,588	1,174,129	1,467	-
Fidelity Medical Delivery Portfolio	194,028	210,964	190,000	-	231,823
Fidelity Medical Equipment and Systems Portfolio	161,851	231,755	-	231	405,235
Fidelity Mega Cap Stock Fund	3,591,727	5,516,403	6,939,499	58,869	2,402,360
Fidelity Mid Cap Value Fund	113,645	2,657,864	-	23,212	2,795,151
Fidelity Mid-Cap Stock Fund	743,597	11,812	774,000	-	-
Fidelity Multimedia Portfolio	2,376,137	37,155	2,418,833	164	-
Fidelity Nasdaq Composite Index Fund	50,601	744	-	488	57,990
Fidelity Natural Gas Portfolio	35,547	3,227,078	-	27,042	2,531,472
Fidelity Natural Resources Portfolio	88,688	538	86,830	10	-
Fidelity New Markets Income Fund	575,464	2,443,013	581,725	73,123	2,259,093
Fidelity New Millennium Fund	2,987,493	4,249,152	7,531,368	-	-
Fidelity Nordic Fund	2,949,407	90,993	2,964,153	-	-
Fidelity OTC Portfolio	2,021,928	7,444,847	6,643,268	-	2,350,535
Fidelity Overseas Fund	14,120	21,369,963	13,000,000	137,994	7,973,723
Fidelity Pacific Basin Fund	542,636	21,290	200,000	2,156	331,588
Fidelity Pharmaceuticals Portfolio	2,380,658	1,652,466	575,352	25,907	3,854,851
Fidelity Real Estate Income Fund	12,724	1,494,294	-	64,408	1,486,499
Fidelity Real Estate Investment Portfolio	28,478	1,552,869	-	22,114	1,719,394
Fidelity Retailing Portfolio	3,428,010	1,401,558	2,184,160	4,758	2,545,062
Fidelity Series Commodity Strategy Fund	8,628	-	-	-	7,114
Fidelity Short-Term Bond Fund	-	5,981	5,988	-	-
Fidelity Small Cap Discovery Fund	1,475,771	14,549	1,357,208	328	100,567
Fidelity Small Cap Growth Fund	53,219	4,318	-	-	55,271
Fidelity Small Cap Stock Fund	81,818	14,494	-	505	87,697
Fidelity Small Cap Value Fund	2,430,280	3,572	2,370,000	115	32,394
Fidelity Software and Computer Services Portfolio	14,872,498	1,038,497	15,290,273	-	391,271
Fidelity Stock Selector Large Cap Value Fund	146,444	11,649,269	539,456	106,513	11,626,830
Fidelity Technology Portfolio	3,564,904	23,138,815	799,860	33,330	24,329,695
Fidelity Telecom and Utilities Fund	104,218	740,492	858,505	4,456	-
Fidelity Telecommunications Portfolio	1,036,511	482,467	1,118,413	37,079	395,514
Fidelity Transportation Portfolio	2,160,489	1,993,538	1,150,000	12,498	3,749,677
Fidelity Utilities Portfolio	66,267	4,693,349	1,342,475	51,408	3,340,552
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Value Discovery Fund	$ 13,203	$ 1,287,637	$ 279,969	$ 13,972	$ 1,078,688
Fidelity Value Fund	215,727	2,363,101	2,619,176	-	-
Fidelity Value Strategies Fund	11,253	-	11,806	-	-
Spartan 500 Index Fund Investor Class	13,984	3,138,512	-	31,494	3,280,949
Spartan Extended Market Index Fund Investor Class	10,973	172	11,621	23	-
Spartan International Index Fund Investor Class	24,218,616	4,881,479	477,305	836,020	26,149,813
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	4,201,894	-	6,299	4,223,091
Spartan Total Market Index Fund Investor Class	69,598	184	77,689	184	-
Spartan U.S. Bond Index Fund Investor Class	28,881,813	14,001,710	18,099,479	775,727	25,811,767
VIP Energy Portfolio Investor Class	408,751	2,309	399,761	-	-
VIP Mid Cap Portfolio Investor Class	13,852	215	14,461	-	-
Total	$ 332,413,499	$ 322,882,975	$ 267,668,423	$ 4,564,374	$ 385,207,657
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $337,792,006) - See accompanying schedule		$ 385,207,657
Cash		12
Receivable for investments sold		782,985
Receivable for fund shares sold		3,651
Total assets		385,994,305

Liabilities
Payable for investments purchased	$ 21
Payable for fund shares redeemed	786,618
Accrued management fee	64,395
Distribution and service plan fees payable	1,042
Total liabilities		852,076

Net Assets		$ 385,142,229
Net Assets consist of:
Paid in capital		$ 323,859,477
Undistributed net investment income		23,306
Accumulated undistributed net realized gain (loss) on investments		13,843,795
Net unrealized appreciation (depreciation) on investments		47,415,651
Net Assets		$ 385,142,229

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($7,949 ÷ 638 shares)	$ 12.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,206,925 ÷ 661,141 shares)	$ 12.41

Investor Class: Net Asset Value, offering price and redemption price per share ($376,927,355 ÷ 30,252,434 shares)	$ 12.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 4,564,374

Expenses
Management fee	$ 921,017
Distribution and service plan fees	19,795
Independent trustees' compensation	1,576
Total expenses before reductions	942,388
Expense reductions	(192,632)	749,756
Net investment income (loss)		3,814,618
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	20,199,226
Capital gain distributions from underlying funds	17,424,356
Total net realized gain (loss)		37,623,582
Change in net unrealized appreciation (depreciation) on underlying funds		(22,621,153)
Net gain (loss)		15,002,429
Net increase (decrease) in net assets resulting from operations		$ 18,817,047

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,814,618	$ 2,692,096
Net realized gain (loss)	37,623,582	30,434,024
Change in net unrealized appreciation (depreciation)	(22,621,153)	33,277,740
Net increase (decrease) in net assets resulting from operations	18,817,047	66,403,860
Distributions to shareholders from net investment income	(3,791,312)	(2,700,538)
Distributions to shareholders from net realized gain	(3,833,595)	(3,433,717)
Total distributions	(7,624,907)	(6,134,255)
Share transactions - net increase (decrease)	41,590,568	40,580,804
Total increase (decrease) in net assets	52,782,708	100,850,409

Net Assets
Beginning of period	332,359,521	231,509,112
End of period (including undistributed net investment income of $23,306 and $0, respectively)	$ 385,142,229	$ 332,359,521

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 9.62	$ 8.57	$ 9.19	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.13	.11	.12	.11	.10
Net realized and unrealized gain (loss)	.51	2.57	1.09	(.60)	1.19
Total from investment operations	.64	2.68	1.21	(.49)	1.29
Distributions from net investment income	(.13)	(.10)	(.13)	(.11)	(.10)
Distributions from net realized gain	(.13)	(.13)	(.03)	(.02)	(.02)
Total distributions	(.25) F	(.23)	(.16)	(.13)	(.12)
Net asset value, end of period	$ 12.46	$ 12.07	$ 9.62	$ 8.57	$ 9.19
Total ReturnA, B	5.29%	27.86%	14.13%	(5.30)%	16.07%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.04%	1.00%	1.25%	1.23%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8	$ 242	$ 149	$ 183	$ 108
Portfolio turnover rateD	72%	51%	50%	26%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 9.60	$ 8.55	$ 9.17	$ 8.00
Income from Investment Operations
Net investment income (loss) C	.11	.09	.10	.10	.09
Net realized and unrealized gain (loss)	.50	2.55	1.10	(.60)	1.19
Total from investment operations	.61	2.64	1.20	(.50)	1.28
Distributions from net investment income	(.11)	(.09)	(.11)	(.10)	(.09)
Distributions from net realized gain	(.13)	(.13)	(.03)	(.02)	(.02)
Total distributions	(.23) H	(.21) G	(.15) F	(.12)	(.11)
Net asset value, end of period	$ 12.41	$ 12.03	$ 9.60	$ 8.55	$ 9.17
Total ReturnA, B	5.08%	27.54%	14.01%	(5.44)%	16.00%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.89%	.85%	1.10%	1.08%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,207	$ 6,862	$ 4,812	$ 3,574	$ 2,384
Portfolio turnover rateD	72%	51%	50%	26%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.15 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.033 per share.

G Total distributions of $.21 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.128 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 9.63	$ 8.58	$ 9.20	$ 8.02
Income from Investment Operations
Net investment income (loss) C	.13	.11	.12	.11	.10
Net realized and unrealized gain (loss)	.51	2.56	1.09	(.60)	1.20
Total from investment operations	.64	2.67	1.21	(.49)	1.30
Distributions from net investment income	(.13)	(.10)	(.13)	(.11)	(.10)
Distributions from net realized gain	(.13)	(.13)	(.03)	(.02)	(.02)
Total distributions	(.25) F	(.23)	(.16)	(.13)	(.12)
Net asset value, end of period	$ 12.46	$ 12.07	$ 9.63	$ 8.58	$ 9.20
Total ReturnA, B	5.29%	27.73%	14.11%	(5.29)%	16.20%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.04%	1.00%	1.25%	1.23%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 376,927	$ 325,256	$ 226,548	$ 231,895	$ 225,225
Portfolio turnover rateD	72%	51%	50%	26%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

F Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short- term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$ 724,309,447	$ 43,156,279	$ (5,261,077)	$ 37,895,202
VIP FundsManager 50% Portfolio	4,886,030,438	359,749,703	(70,315,961)	289,433,742
VIP FundsManager 60% Portfolio	5,663,632,486	1,023,203,581	(87,467,656)	935,735,925
VIP FundsManager 70% Portfolio	897,838,789	145,374,280	(16,063,514)	129,310,766
VIP FundsManager 85% Portfolio	338,150,296	54,911,801	(7,854,440)	47,057,361

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities
VIP FundsManager 20% Portfolio	$ 105,454	$ 22,064,421	$ 37,895,202
VIP FundsManager 50% Portfolio	3,139,192	157,467,155	289,433,742
VIP FundsManager 60% Portfolio	3	438,683,555	935,735,925
VIP FundsManager 70% Portfolio	115,805	19,148,733	129,310,766
VIP FundsManager 85% Portfolio	41,461	14,183,931	47,057,361

The tax character of distributions paid was as follows:

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 13,405,296	$ 5,454,447	$ 18,859,743
VIP FundsManager 50% Portfolio	95,620,770	2,690,573	98,311,343
VIP FundsManager 60% Portfolio	143,912,020	109,331,881	253,243,901
VIP FundsManager 70% Portfolio	19,561,664	-	19,561,664
VIP FundsManager 85% Portfolio	7,624,907	-	7,624,907
December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 12,503,308	$ 10,253,353	$ 22,756,661
VIP FundsManager 50% Portfolio	49,950,726	-	49,950,726
VIP FundsManager 60% Portfolio	133,204,554	158,653,383	291,857,937
VIP FundsManager 70% Portfolio	15,284,038	-	15,284,038
VIP FundsManager 85% Portfolio	6,134,255	-	6,134,255

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	262,702,248	206,174,181
VIP FundsManager 50% Portfolio	2,834,259,388	1,089,241,237
VIP FundsManager 60% Portfolio	2,533,800,909	2,357,287,720
VIP FundsManager 70% Portfolio	620,358,178	469,944,471
VIP FundsManager 85% Portfolio	322,882,975	267,668,423

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the funds with investment management related services. For these services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

The investment adviser has contractually agreed to waive 0.05% of its management fee, thereby limiting each Fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2015.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$ 75	$ 3,229	$ 3,304
VIP FundsManager 50% Portfolio	92	225,062	225,154
VIP FundsManager 60% Portfolio	77	1,013,008	1,013,085
VIP FundsManager 70% Portfolio	103	17,963	18,066
VIP FundsManager 85% Portfolio	205	19,590	19,795

5. Expense Reductions.

The investment adviser contractually agreed to limit each funds' management fee to an annual rate of 0.20% of each funds' average net assets until April 30, 2015. For the period, each fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$ 366,478
VIP FundsManager 50% Portfolio	2,136,067
VIP FundsManager 60% Portfolio	3,246,526
VIP FundsManager 70% Portfolio	478,192
VIP FundsManager 85% Portfolio	184,586

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each fund's Service class and Service class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$ 75
Service Class 2	1,292

Annual Report

5. Expense Reductions - continued

Reimbursement
VIP FundsManager 50% Portfolio
Service Class	$ 92
Service Class 2	89,994
VIP FundsManager 60% Portfolio
Service Class	77
Service Class 2	405,440
VIP FundsManager 70% Portfolio
Service Class	103
Service Class 2	7,189
VIP FundsManager 85% Portfolio
Service Class	205
Service Class 2	7,841

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
VIP FundsManager 20% Portfolio
From net investment income
Service Class	$ 979	$ 894
Service Class 2	16,002	12,626
Investor Class	9,557,402	8,440,466
Total	$ 9,574,383	$ 8,453,986
From net realized gain
Service Class	$ 957	$ 1,512
Service Class 2	16,563	25,038
Investor Class	9,267,840	14,276,125
Total	$ 9,285,360	$ 14,302,675
VIP FundsManager 50% Portfolio
From net investment income
Service Class	$ 1,098	$ 755
Service Class 2	881,998	712,942
Investor Class	57,499,263	31,151,492
Total	$ 58,382,359	$ 31,865,189
From net realized gain
Service Class	$ 761	$ 427
Service Class 2	715,523	477,745
Investor Class	39,212,700	17,607,365
Total	$ 39,928,984	$ 18,085,537
VIP FundsManager 60% Portfolio
From net investment income
Service Class	$ 985	$ 847
Service Class 2	4,680,118	3,604,593
Investor Class	76,666,338	65,904,476
Total	$ 81,347,441	$ 69,509,916
From net realized gain
Service Class	$ 2,039	$ 2,688
Service Class 2	10,566,334	12,440,936
Investor Class	161,328,087	209,904,397
Total	$ 171,896,460	$ 222,348,021

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
VIP FundsManager 70% Portfolio
From net investment income
Service Class	$ 1,032	$ 932
Service Class 2	76,126	59,847
Investor Class	11,606,762	8,833,266
Total	$ 11,683,920	$ 8,894,045
From net realized gain
Service Class	$ 695	$ 669
Service Class 2	58,605	49,318
Investor Class	7,818,444	6,340,006
Total	$ 7,877,744	$ 6,389,993
VIP FundsManager 85% Portfolio
From net investment income
Service Class	$ 654	$ 1,972
Service Class 2	70,488	47,174
Investor Class	3,720,170	2,651,392
Total	$ 3,791,312	$ 2,700,538
From net realized gain
Service Class	$ 659	$ 2,499
Service Class 2	83,004	71,038
Investor Class	3,749,932	3,360,180
Total	$ 3,833,595	$ 3,433,717

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
VIP FundsManager 20% Portfolio
Service Class
Shares sold	605	4,335	$ 6,960	$ 49,173
Reinvestment of distributions	169	213	1,936	2,406
Shares redeemed	(1,182)	(4,569)	(13,611)	(52,347)
Net increase (decrease)	(408)	(21)	$ (4,715)	$ (768)
Service Class 2
Shares sold	80,085	35,304	$ 921,014	$ 399,373
Reinvestment of distributions	2,844	3,336	32,565	37,664
Shares redeemed	(64,497)	(47,827)	(746,239)	(543,206)
Net increase (decrease)	18,432	(9,187)	$ 207,340	$ (106,169)
Investor Class
Shares sold	7,360,070	8,431,513	$ 84,639,225	$ 95,563,353
Reinvestment of distributions	1,642,865	2,009,790	18,825,242	22,716,591
Shares redeemed	(4,177,704)	(7,802,750)	(48,109,863)	(88,559,938)
Net increase (decrease)	4,825,231	2,638,553	$ 55,354,604	$ 29,720,006
VIP FundsManager 50% Portfolio
Service Class
Shares sold	2,001	473	$ 24,453	$ 5,428
Reinvestment of distributions	149	99	1,859	1,182
Shares redeemed	(2,910)	(707)	(36,173)	(8,141)
Net increase (decrease)	(760)	(135)	$ (9,861)	$ (1,531)
Service Class 2
Shares sold	924,485	1,076,347	$ 11,192,972	$ 12,153,363
Reinvestment of distributions	128,803	99,723	1,597,521	1,190,687
Shares redeemed	(1,310,587)	(1,443,409)	(16,071,640)	(16,222,057)
Net increase (decrease)	(257,299)	(267,339)	$ (3,281,147)	$ (2,878,007)

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
VIP FundsManager 50% Portfolio - continued
Investor Class
Shares sold	131,490,722	148,703,643	$ 1,619,426,914	$ 1,688,464,574
Reinvestment of distributions	7,774,660	4,073,422	96,711,963	48,758,856
Shares redeemed	(5,005,123)	(3,312,150)	(61,618,784)	(37,524,917)
Net increase (decrease)	134,260,259	149,464,915	$ 1,654,520,093	$ 1,699,698,513
VIP FundsManager 60% Portfolio
Service Class
Shares sold	463	453	$ 5,525	$ 5,145
Reinvestment of distributions	255	305	3,024	3,535
Shares redeemed	(1,322)	(698)	(15,803)	(8,130)
Net increase (decrease)	(604)	60	$ (7,254)	$ 550
Service Class 2
Shares sold	6,953,884	8,672,414	$ 82,535,716	$ 98,156,461
Reinvestment of distributions	1,285,709	1,384,119	15,246,452	16,045,529
Shares redeemed	(4,175,282)	(2,896,140)	(49,658,448)	(32,768,682)
Net increase (decrease)	4,064,311	7,160,393	$ 48,123,720	$ 81,433,308
Investor Class
Shares sold	14,294,873	8,809,786	$ 171,539,075	$ 99,670,330
Reinvestment of distributions	20,038,775	23,801,207	237,994,425	275,808,873
Shares redeemed	(29,853,294)	(26,609,299)	(356,642,962)	(299,708,642)
Net increase (decrease)	4,480,354	6,001,694	$ 52,890,538	$ 75,770,561
VIP FundsManager 70% Portfolio
Service Class
Shares sold	2,986	462	$ 35,038	$ 5,187
Reinvestment of distributions	139	134	1,727	1,601
Shares redeemed	(4,423)	(696)	(54,626)	(7,956)
Net increase (decrease)	(1,298)	(100)	$ (17,861)	$ (1,168)
Service Class 2
Shares sold	112,676	104,492	$ 1,387,511	$ 1,136,389
Reinvestment of distributions	10,813	9,150	134,731	109,165
Shares redeemed	(71,628)	(52,752)	(884,279)	(591,226)
Net increase (decrease)	51,861	60,890	$ 637,963	$ 654,328
Investor Class
Shares sold	10,959,979	11,344,976	$ 134,785,691	$ 126,241,051
Reinvestment of distributions	1,555,261	1,268,668	19,425,206	15,173,272
Shares redeemed	(2,713,625)	(2,230,299)	(33,487,725)	(24,940,583)
Net increase (decrease)	9,801,615	10,383,345	$ 120,723,172	$ 116,473,740
VIP FundsManager 85% Portfolio
Service Class
Shares sold	2,972	5,300	$ 36,635	$ 58,028
Reinvestment of distributions	105	372	1,314	4,471
Shares redeemed	(22,457)	(1,178)	(275,993)	(12,542)
Net increase (decrease)	(19,380)	4,494	$ (238,044)	$ 49,957
Service Class 2
Shares sold	148,009	146,877	$ 1,809,858	$ 1,596,213
Reinvestment of distributions	12,240	9,876	153,492	118,212
Shares redeemed	(69,583)	(87,603)	(866,270)	(959,046)
Net increase (decrease)	90,666	69,150	$ 1,097,080	$ 755,379
Investor Class
Shares sold	4,805,833	5,435,173	$ 59,092,080	$ 60,347,651
Reinvestment of distributions	593,808	500,131	7,470,102	6,011,572
Shares redeemed	(2,089,886)	(2,519,325)	(25,830,650)	(26,583,755)
Net increase (decrease)	3,309,755	3,415,979	$ 40,731,532	$ 39,775,468

Annual Report

Notes to Financial Statements - continued

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control: however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets.

At the end of the period, the following Funds were each the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity Automotive Portfolio	10%	12%
Fidelity Banking Portfolio	-	24%
Fidelity Brokerage and Investment Management Portfolio	11%	-
Fidelity Computers Portfolio	11%	18%
Fidelity Construction and Housing Portfolio	-	15%
Fidelity Consumer Discretionary Portfolio	15%	25%
Fidelity Financial Services Portfolio	12%	21%
Fidelity Industrial Equipment Portfolio	-	17%
Fidelity Industrials Portfolio	-	13%
Fidelity Insurance Portfolio	-	16%
Fidelity International Value Fund	-	11%
Fidelity Technology Portfolio	-	11%
Spartan U.S. Bond Index Fund	-	10%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Automotive Portfolio	25%
Fidelity Banking Portfolio	40%
Fidelity Brokerage and Investment Management Portfolio	23%
Fidelity Computers Portfolio	34%
Fidelity Construction and Housing Portfolio	28%
Fidelity Consumer Discretionary Portfolio	48%
Fidelity Financial Services Portfolio	38%
Fidelity Industrial Equipment Portfolio	26%
Fidelity Industrials Portfolio	25%
Fidelity Insurance Portfolio	28%
Spartan U.S. Bond Index Fund	23%

In addition, at the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	100%	-	-
VIP FundsManager 50% Portfolio	25%	1	68%
VIP FundsManager 60% Portfolio	28%	1	61%
VIP FundsManager 70% Portfolio	99%	-	-
VIP FundsManager 85% Portfolio	98%	-	-

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (funds of Variable Insurance Products Fund V) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP FundsManager Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP FundsManager Portfolio's activities, review contractual arrangements with companies that provide services to each VIP FundsManager Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP FundsManager Portfolio's performance. If the interests of a VIP FundsManager Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP FundsManager Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth Acton, James C. Curvey and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversee 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Tustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

VIP Funds Manager 20%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/13/15	02/13/15	$0.000	$0.337
Service Class 2	02/13/15	02/13/15	$0.000	$0.337
Investor Class	02/13/15	02/13/15	$0.000	$0.337

VIP Funds Manager 50%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/13/15	02/13/15	$0.002	$0.379
Service Class 2	02/13/15	02/13/15	$0.002	$0.379
Investor Class	02/13/15	02/13/15	$0.002	$0.379

VIP Funds Manager 60%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/06/15	02/06/15	$0.000	$0.794
Service Class 2	02/06/15	02/06/15	$0.000	$0.794
Investor Class	02/06/15	02/06/15	$0.000	$0.794

VIP Funds Manager 70%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/13/15	02/13/15	$0.000	$0.233
Service Class 2	02/13/15	02/13/15	$0.000	$0.233
Investor Class	02/13/15	02/13/15	$0.000	$0.233

VIP Funds Manager 85%	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/13/15	02/13/15	$0.000	$0.463
Service Class 2	02/13/15	02/13/15	$0.000	$0.463
Investor Class	02/13/15	02/13/15	$0.000	$0.463

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Funds Manager 20%	$22,140,523
VIP Funds Manager 50%	$157,997,729
VIP Funds Manager 60%	$440,275,940
VIP Funds Manager 70%	$19,148,732
VIP Funds Manager 85%	$14,183,931

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February, 2014	December, 2014
VIP Funds Manager 20%
Service Class	0%	9%
Service Class 2	0%	10%
Investor Class	0%	9%
VIP Funds Manager 50%
Service Class	0%	18%
Service Class 2	0%	20%
Investor Class	0%	18%
Fund	February, 2014	December, 2014
VIP Funds Manager 60%
Service Class	7%	19%
Service Class 2	7%	20%
Investor Class	7%	19%
VIP Funds Manager 70%
Service Class	0%	24%
Service Class 2	0%	26%
Investor Class	0%	24%
VIP Funds Manager 85%
Service Class	0%	28%
Service Class 2	0%	30%
Investor Class	0%	28%

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax

VIP Funds Manager 20%
Service Class	8.15%
Service Class 2	8.15%
Investor Class	8.15%
VIP Funds Manager 50%
Service Class	3.82%
Service Class 2	3.82%
Investor Class	3.82%
VIP Funds Manager 60%
Service Class	2.90%
Service Class 2	2.90%
Investor Class	2.90%
VIP Funds Manager 70%
Service Class	2.03%
Service Class 2	2.03%
Investor Class	2.03%
VIP Funds Manager 85%
Service Class	0.77%
Service Class 2	0.77%
Investor Class	0.77%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Funds Manager 20%
Service Class	12/29/14	$0.0161	$0.0014
Service Class 2	12/29/14	$0.0148	$0.0014
Investor Class	12/29/14	$0.0161	$0.0014
VIP Funds Manager 50%
Service Class	12/29/14	$0.0337	$0.0030
Service Class 2	12/29/14	$0.0310	$0.0030
Investor Class	12/29/14	$0.0337	$0.0030
Fund	Pay Date	Income	Taxes
VIP Funds Manager 60%
Service Class	12/29/14	$0.0393	$0.0033
Service Class 2	12/29/14	$0.0366	$0.0033
Investor Class	12/29/14	$0.0393	$0.0033
VIP Funds Manager 70%
Service Class	12/29/14	$0.0539	$0.0043
Service Class 2	12/29/14	$0.0500	$0.0043
Investor Class	12/29/14	$0.0539	$0.0043
VIP Funds Manager 85%
Service Class	12/29/14	$0.0630	$0.0051
Service Class 2	12/29/14	$0.0586	$0.0051
Investor Class	12/29/14	$0.0630	$0.0051

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests, and that information about such expenses is disclosed in the funds' prospectus. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

VIP FundsManager 20%

VIP FundsManager 50%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP FundsManager 60%

VIP FundsManager 70%

Annual Report

VIP FundsManager 85%

The Board noted that each fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2013. The Board considered that the funds are more actively managed than most funds in their TMG and ASPG, many of which are target date funds.

Furthermore, the Board considered that Strategic Advisers contractually agreed to waive 0.05% of each fund's management fee through April 30, 2015.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below its competitive median for 2013 and the total expense ratio of Service Class 2 of each fund ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFM-ANN-0215
1.843208.108

Fidelity® Variable Insurance Products:
Investment Grade Bond Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)
Fidelity® VIP Investment Grade Central Fund Financial Statements	30	Complete list of investments and financial statements for Fidelity® VIP Investment Grade Central Fund.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Investment Grade Bond Portfolio - Initial Class	5.83%	4.96%	4.73%
VIP Investment Grade Bond Portfolio - Service Class	5.75%	4.84%	4.62%
VIP Investment Grade Bond Portfolio - Service Class 2	5.53%	4.69%	4.47%
VIP Investment Grade Bond Portfolio - Investor Class A	5.83%	4.93%	4.69%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class, the original class of the fund. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a strong return for 2014, amid continued easy monetary policy and a decline in long-term interest rates. The Barclays® U.S. Aggregate Bond Index rose 5.97%, significantly outperforming the global taxable investment-grade bond market, driven by the U.S. economy's strong growth relative to its global peers. For much of the period, investors were attracted to yield-advantaged sectors, as well as longer-maturity bonds that carried more interest-rate risk. Among sectors in the Barclays index, investment-grade credit was the biggest gainer, returning 7.53%, supported by solid corporate fundamentals and a low default rate. Other yield-advantaged sectors also had strong showings, including mortgage-backed securities (+6%) and U.S. Treasuries (+5%). High-yield bonds lagged, however, partly due to valuation concerns. The BofA Merrill LynchSM US High Yield Constrained Index returned 2.51%. Investors became more risk averse in the fourth quarter, amid signs of economic strain overseas, heighted geopolitical risks and fears of higher interest rates as the U.S. Federal Reserve's multiyear bond-buying program ended in October. Reflecting those concerns, 10-year U.S. Treasury yields fell to nearly 2% at period end, the lowest since mid-2013.

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Bond Portfolio: For the year, the performance of the fund's share classes, net of expenses, were roughly in line with the Barclays U.S. Aggregate Bond Index. (For specific portfolio performance results, please refer to the performance section of this report.) I attempt to add value through sector positioning. I also draw on Fidelity's considerable bottom-up fundamental research to identify what we believe are the best ideas in each sector. I keep the fund's duration roughly in line with that of the benchmark, but position the fund based on the shape and expected changes in the yield curve. Nearly all of the fund's assets were invested in Fidelity® VIP Investment Grade Central Fund - an investment-grade pool I manage for several VIP Funds, including VIP Investment Grade Central Fund - with the remainder spread among individual securities, cash equivalents and Fidelity® Specialized High Income Central Fund. The fund benefited most from its overweighting in investment-grade corporate bonds, and favorable positioning there was advantageous as well. Most notable was our larger-than-benchmark exposure to and our positioning in the bonds of financial companies. Investments in taxable municipal bonds issued in California were helpful. Offsetting to some extent the positive effects of our municipal bond positioning were holdings in state-owned oil companies Petroleos Mexicanos (Mexico) and Petrobras (Brazil). Additionally, an underweighted stake in Turkish sovereign bonds hurt the return. Yield-curve positioning - how the fund was spread over bonds with various maturities - also hurt the result. We lost a bit a ground with an underweighted position in agency mortgage-backed securities (MBS). But what we lost there, we made up for with a similar overweighitng in commercial mortgage-backed securities (CMBS).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.41%
Actual		$ 1,000.00	$ 1,016.00	$ 2.08
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09
Service Class	.51%
Actual		$ 1,000.00	$ 1,014.90	$ 2.59
HypotheticalA		$ 1,000.00	$ 1,022.63	$ 2.60
Service Class 2.66%
Actual		$ 1,000.00	$ 1,014.70	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Investor Class	.45%
Actual		$ 1,000.00	$ 1,015.90	$ 2.29
HypotheticalA		$ 1,000.00	$ 1,022.94	$ 2.29

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 43.6%	U.S. Government and U.S. Government Agency Obligations 49.9%
AAA 3.5%	AAA 4.0%
AA 2.8%	AA 2.9%
A 9.9%	A 8.9%
BBB 25.7%	BBB 25.1%
BB and Below 8.2%	BB and Below 3.7%
Not Rated 0.0%†	Not Rated 0.1%
Equities 0.0%†	Equities 0.0%
Short-Term Investments and Net Other Assets 6.3%	Short-Term Investments and Net Other Assets 5.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P ® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	7.1	6.7

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	5.1	5.1

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Corporate Bonds 39.7%	Corporate Bonds 33.2%
U.S. Government and U.S. Government Agency Obligations 43.6%	U.S. Government and U.S. Government Agency Obligations 49.9%
Asset-Backed Securities 0.6%	Asset-Backed Securities 0.7%
CMOs and Other Mortgage Related Securities 6.3%	CMOs and Other Mortgage Related Securities 7.4%
Municipal Bonds 2.4%	Municipal Bonds 2.6%
Other Investments 1.1%	Other Investments 0.8%
Short-Term Investments and Net Other Assets (Liabilities) 6.3%	Short-Term Investments and Net Other Assets (Liabilities) 5.4%
* Foreign investments 7.8%	** Foreign investments 6.4%
* Futures and Swaps 0.0%†	** Futures and Swaps 0.0%†

† Amount represents less than 0.1%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. Fidelity VIP Investment Grade Central Fund's holding's and financial statements are included at the end of this report.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Fixed-Income Funds - 98.4%
	Shares	Value
Fidelity Specialized High Income Central Fund (c)	1,929,996	$ 199,928,323
Fidelity VIP Investment Grade Central Fund (d)	29,063,280	3,101,051,964
TOTAL FIXED-INCOME FUNDS (Cost $3,213,252,106)		3,300,980,287
Nonconvertible Bonds - 0.0%
	Principal Amount
FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
CommonWealth REIT 5.875% 9/15/20 (Cost $580,291)	$ 546,000	600,668
Asset-Backed Securities - 0.0%

Ally Master Owner Trust Series 2012-3 Class A2, 1.21% 6/15/17 (Cost $439,975)	440,000	441,102
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.1%
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3795% 5/25/47 (b)	315,738	284,843
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3395% 2/25/37 (b)	911,440	831,758
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 1A2, 2.6157% 3/25/35 (b)	635,207	586,491
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $809,635)		1,703,092
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (a) (Cost $58,672,954)	58,672,954	$ 58,672,954
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,273,754,961)	3,362,398,103
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(6,360,971)
NET ASSETS - 100%	$ 3,356,037,132
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,449
Fidelity Specialized High Income Central Fund	3,418,030
Fidelity VIP Investment Grade Central Fund	87,478,143
Total	$ 90,914,622
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$ 38,285,173	$ 163,278,456	$ -	$ 199,928,323	26.7%
Fidelity VIP Investment Grade Central Fund	2,902,063,071	309,565,105	206,073,012	3,101,051,964	70.6%
Total	$ 2,940,348,244	$ 472,843,561	$ 206,073,012	$ 3,300,980,287
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 600,668	$ -	$ 600,668	$ -
Asset-Backed Securities	441,102	-	441,102	-
Collateralized Mortgage Obligations	1,703,092	-	1,703,092	-
Fixed-Income Funds	3,300,980,287	3,300,980,287	-	-
Money Market Funds	58,672,954	58,672,954	-	-
Total Investments in Securities:	$ 3,362,398,103	$ 3,359,653,241	$ 2,744,862	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,829,901)	$ 2,744,862
Fidelity Central Funds (cost $3,271,925,060)	3,359,653,241
Total Investments (cost $3,273,754,961)		$ 3,362,398,103
Receivable for investments sold		5,871
Receivable for fund shares sold		2,645,967
Interest receivable		11,270
Distributions receivable from Fidelity Central Funds		4,035
Prepaid expenses		6,520
Total assets		3,365,071,766

Liabilities
Payable for fund shares redeemed	$ 7,584,821
Accrued management fee	857,870
Distribution and service plan fees payable	258,652
Other affiliated payables	296,755
Other payables and accrued expenses	36,536
Total liabilities		9,034,634

Net Assets		$ 3,356,037,132
Net Assets consist of:
Paid in capital		$ 3,265,386,176
Undistributed net investment income		3,246,610
Accumulated undistributed net realized gain (loss) on investments		(1,238,796)
Net unrealized appreciation (depreciation) on investments		88,643,142
Net Assets		$ 3,356,037,132

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($1,081,564,042 ÷ 84,547,825 shares)	$ 12.79

Service Class: Net Asset Value, offering price and redemption price per share ($432,655,535 ÷ 34,164,364 shares)	$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,082,467,045 ÷ 86,505,352 shares)	$ 12.51

Investor Class: Net Asset Value, offering price and redemption price per share ($759,350,510 ÷ 59,564,470 shares)	$ 12.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Interest		$ 410,852
Income from Fidelity Central Funds		90,914,622
Total income		91,325,474

Expenses
Management fee	$ 9,547,975
Transfer agent fees	2,360,911
Distribution and service plan fees	3,052,688
Accounting fees and expenses	980,424
Custodian fees and expenses	6,765
Independent trustees' compensation	13,329
Registration fees	4,681
Audit	54,011
Legal	12,957
Miscellaneous	23,794
Total expenses		16,057,535
Net investment income (loss)		75,267,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	214,457
Fidelity Central Funds	(1,358,830)
Total net realized gain (loss)		(1,144,373)
Change in net unrealized appreciation (depreciation) on investment securities		95,049,878
Net gain (loss)		93,905,505
Net increase (decrease) in net assets resulting from operations		$ 169,173,444

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,267,939	$ 70,198,216
Net realized gain (loss)	(1,144,373)	38,034,115
Change in net unrealized appreciation (depreciation)	95,049,878	(170,719,353)
Net increase (decrease) in net assets resulting from operations	169,173,444	(62,487,022)
Distributions to shareholders from net investment income	(70,644,189)	(70,294,727)
Distributions to shareholders from net realized gain	(1,215,407)	(37,771,525)
Total distributions	(71,859,596)	(108,066,252)
Share transactions - net increase (decrease)	313,893,177	(265,727,285)
Total increase (decrease) in net assets	411,207,025	(436,280,559)

Net Assets
Beginning of period	2,944,830,107	3,381,110,666
End of period (including undistributed net investment income of $3,246,610 and distributions in excess of net investment income of $148, respectively)	$ 3,356,037,132	$ 2,944,830,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.36	$ 13.06	$ 12.97	$ 12.83	$ 12.48
Income from Investment Operations
Net investment income (loss) C	.327	.295	.318	.431	.443
Net realized and unrealized gain (loss)	.392	(.526)	.443	.492	.528
Total from investment operations	.719	(.231)	.761	.923	.971
Distributions from net investment income	(.284)	(.310)	(.315)	(.436)	(.476)
Distributions from net realized gain	(.005)	(.159)	(.356)	(.347)	(.145)
Total distributions	(.289)	(.469)	(.671)	(.783)	(.621)
Net asset value, end of period	$ 12.79	$ 12.36	$ 13.06	$ 12.97	$ 12.83
Total ReturnA, B	5.83%	(1.78)%	5.90%	7.33%	7.80%
Ratios to Average Net Assets D, F
Expenses before reductions	.42%	.42%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42%
Net investment income (loss)	2.56%	2.29%	2.39%	3.30%	3.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,081,564	$ 981,378	$ 1,149,849	$ 1,116,778	$ 1,110,373
Portfolio turnover rateE	7%	4%	2%	5%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.24	$ 12.94	$ 12.86	$ 12.73	$ 12.39
Income from Investment Operations
Net investment income (loss) C	.312	.280	.302	.415	.427
Net realized and unrealized gain (loss)	.391	(.523)	.436	.485	.521
Total from investment operations	.703	(.243)	.738	.900	.948
Distributions from net investment income	(.278)	(.298)	(.302)	(.423)	(.463)
Distributions from net realized gain	(.005)	(.159)	(.356)	(.347)	(.145)
Total distributions	(.283)	(.457)	(.658)	(.770)	(.608)
Net asset value, end of period	$ 12.66	$ 12.24	$ 12.94	$ 12.86	$ 12.73
Total ReturnA, B	5.75%	(1.89)%	5.77%	7.21%	7.68%
Ratios to Average Net Assets D, F
Expenses before reductions	.52%	.52%	.52%	.52%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.52%
Net investment income (loss)	2.46%	2.19%	2.29%	3.20%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 432,656	$ 265,505	$ 288,708	$ 277,732	$ 283,962
Portfolio turnover rateE	7%	4%	2%	5%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.10	$ 12.79	$ 12.72	$ 12.60	$ 12.26
Income from Investment Operations
Net investment income (loss) C	.289	.257	.279	.391	.402
Net realized and unrealized gain (loss)	.379	(.510)	.430	.478	.520
Total from investment operations	.668	(.253)	.709	.869	.922
Distributions from net investment income	(.253)	(.278)	(.283)	(.402)	(.437)
Distributions from net realized gain	(.005)	(.159)	(.356)	(.347)	(.145)
Total distributions	(.258)	(.437)	(.639)	(.749)	(.582)
Net asset value, end of period	$ 12.51	$ 12.10	$ 12.79	$ 12.72	$ 12.60
Total ReturnA, B	5.53%	(1.99)%	5.60%	7.03%	7.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.67%
Net investment income (loss)	2.31%	2.04%	2.14%	3.05%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,082,467	$ 1,115,493	$ 1,198,326	$ 972,651	$ 1,011,652
Portfolio turnover rateE	7%	4%	2%	5%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 13.02	$ 12.93	$ 12.80	$ 12.45
Income from Investment Operations
Net investment income (loss) C	.322	.290	.313	.426	.438
Net realized and unrealized gain (loss)	.395	(.526)	.444	.484	.529
Total from investment operations	.717	(.236)	.757	.910	.967
Distributions from net investment income	(.282)	(.305)	(.311)	(.433)	(.472)
Distributions from net realized gain	(.005)	(.159)	(.356)	(.347)	(.145)
Total distributions	(.287)	(.464)	(.667)	(.780)	(.617)
Net asset value, end of period	$ 12.75	$ 12.32	$ 13.02	$ 12.93	$ 12.80
Total ReturnA, B	5.83%	(1.82)%	5.89%	7.25%	7.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.46%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.46%	.45%	.45%
Net investment income (loss)	2.53%	2.26%	2.36%	3.27%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 759,351	$ 582,454	$ 744,227	$ 612,611	$ 537,936
Portfolio turnover rateE	7%	4%	2%	5%	8%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .01%

Fidelity VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for each Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through each Fund's investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and collateralized mortgage obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships (including allocations from Fidelity Central Funds), market discount, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 149,883,093
Gross unrealized depreciation	(9,864,368)
Net unrealized appreciation (depreciation) on securities	$ 140,018,725

Tax Cost	$ 3,222,379,378

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,488,740
Undistributed long-term capital gain	$ 1,895,517
Net unrealized appreciation (depreciation) on securities and other investments	$ 140,018,725

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 70,903,328	$ 72,907,852
Long-term Capital Gains	956,268	35,158,400
Total	$ 71,859,596	$ 108,066,252

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $473,438,018 and $209,832,074, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 299,437
Service Class 2	2,753,251
$ 3,052,688

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 726,728
Service Class	206,604
Service Class 2	756,305
Investor Class	671,274
$ 2,360,911

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,889 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 23,476,631	$ 24,788,498
Service Class	9,308,715	6,230,965
Service Class 2	21,500,125	24,850,468
Investor Class	16,358,718	14,424,796
Total	$ 70,644,189	$ 70,294,727
From net realized gain
Initial Class	$ 396,937	$ 12,714,101
Service Class	119,370	3,324,575
Service Class 2	452,134	14,213,037
Investor Class	246,966	7,519,812
Total	$ 1,215,407	$ 37,771,525

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	14,887,162	12,397,143	$ 191,382,664	$ 159,779,398
Reinvestment of distributions	1,874,260	3,026,844	23,873,568	37,502,598
Shares redeemed	(11,623,368)	(24,071,551)	(148,686,558)	(308,354,985)
Net increase (decrease)	5,138,054	(8,647,564)	$ 66,569,674	$ (111,072,989)
Service Class
Shares sold	15,305,544	2,416,244	$ 196,687,350	$ 30,836,373
Reinvestment of distributions	747,760	778,138	9,428,085	9,555,540
Shares redeemed	(3,573,520)	(3,817,953)	(45,315,403)	(48,792,908)
Net increase (decrease)	12,479,784	(623,571)	$ 160,800,032	$ (8,400,995)

Annual Report

8. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2
Shares sold	9,674,571	12,430,324	$ 121,180,701	$ 156,751,818
Reinvestment of distributions	1,762,226	3,220,404	21,952,259	39,063,505
Shares redeemed	(17,157,102)	(17,124,623)	(214,534,274)	(215,459,350)
Net increase (decrease)	(5,720,305)	(1,473,895)	$ (71,401,314)	$ (19,644,027)
Investor Class
Shares sold	16,034,544	6,898,022	$ 205,597,932	$ 88,686,246
Reinvestment of distributions	1,307,748	1,776,891	16,605,684	21,944,608
Shares redeemed	(5,058,062)	(18,567,930)	(64,278,831)	(237,240,128)
Net increase (decrease)	12,284,230	(9,893,017)	$ 157,924,785	$ (126,609,274)

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2007 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/13/15	02/13/15	$0.011	$0.010

Service Class	02/13/15	02/13/15	$0.010	$0.010

Service Class 2	02/13/15	02/13/15	$0.010	$0.010

Investor Class	02/13/15	02/13/15	$0.011	$0.010

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $2,224,730, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.65% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

The following are the financial statements for the Fidelity VIP Investment
Grade Central Fund as of December 31, 2014 which is a direct investment of
VIP Investment Grade Bond Portfolio.

Not Part of Financial Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP Investment Grade Central Fund	6.37%	5.37%	5.92%

A From June 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on June 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Not Part of Financial Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a strong return for 2014, amid continued easy monetary policy and a decline in long-term interest rates. The Barclays® U.S. Aggregate Bond Index rose 5.97%, significantly outperforming the global taxable investment-grade bond market, driven by the U.S. economy's strong growth relative to its global peers. For much of the period, investors were attracted to yield-advantaged sectors, as well as longer-maturity bonds that carried more interest-rate risk. Among sectors in the Barclays index, investment-grade credit was the biggest gainer, returning 7.53%, supported by solid corporate fundamentals and a low default rate. Other yield-advantaged sectors also had strong showings, including mortgage-backed securities (+6%) and U.S. Treasuries (+5%). High-yield bonds lagged, however, partly due to valuation concerns. The BofA Merrill LynchSM US High Yield Constrained Index returned 2.51%. Investors became more risk averse in the fourth quarter, amid signs of economic strain overseas, heightened geopolitical risks and fears of higher interest rates as the U.S. Federal Reserve's multiyear bond-buying program ended in October. Reflecting those concerns, 10-year U.S. Treasury yields fell to nearly 2% at period end, the lowest since mid-2013.

Comments from Ford O'Neil, Portfolio Manager of Fidelity® VIP Investment Grade Central Fund for the period covered by this report: For the year, the fund returned 6.37%, outpacing the Barclays U.S. Aggregate Bond Index. I attempt to add value through sector positioning. I also draw on Fidelity's considerable bottom-up fundamental research to identify what we believe are the best ideas in each sector. I keep the fund's duration roughly in line with that of the benchmark, but positioned the fund based on the shape of and expected changes in the yield curve. The fund benefited most from its overweighting in investment-grade corporate bonds, which outpaced the index. Favorable positioning among corporate bonds was advantageous as well. Most notable was our larger-than-benchmark exposure to financials, which beat the broader credit market. Our positioning within financials bolstered our return, too, with significant overweighted positions in banks, real estate investment trusts (REITs) and insurance companies contributing to our outperformance. Government-related holdings produced strong results, although they were slightly below the benchmark. Investments in taxable municipal bonds issued in California were helpful, as these issues posted gains that exceeded the benchmark. Offsetting to some extent the positive effects of our municipal bond positioning were holdings in state-owned oil companies Petroleos Mexicanos (Mexico) and Petrobras (Brazil), which came under significant pressure as oil prices slumped. Yield-curve positioning - how the fund was spread over bonds with various maturities - also hurt the return. Specifically, underweighting longer-maturity Treasuries was a detriment. Driven by robust global demand for safe-haven assets, they outpaced their shorter-term counterparts, which lagged as investors worried about rising interest rates.

Note to shareholders: Pramod Atluri will become Portfolio Manager of the fund on February 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Not Part of Financial Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Actual	.0018%	$ 1,000.00	$ 1,018.80	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.20	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Not Part of Financial Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations 47.2%	U.S. Government and U.S. Government Agency Obligations 50.7%
AAA 3.7%	AAA 4.1%
AA 3.0%	AA 2.9%
A 10.5%	A 9.1%
BBB 28.1%	BBB 25.6%
BB and Below 2.6%	BB and Below 2.4%
Not Rated 0.0%†	Not Rated 0.1%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of December 31, 2014
6 months ago
Years	7.3	6.8

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2014
6 months ago
Years	5.3	5.1

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Corporate Bonds 37.5%		Corporate Bonds 32.7%
	U.S. Government and U.S. Government Agency Obligations 47.2%		U.S. Government and U.S. Government Agency Obligations 50.7%
	Asset-Backed Securities 0.7%		Asset-Backed Securities 0.7%
	CMOs and Other Mortgage Related Securities 6.7%		CMOs and Other Mortgage Related Securities 7.4%
	Municipal Bonds 2.5%		Municipal Bonds 2.7%
	Other Investments 0.5%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets (Liabilities) 4.9%		Short-Term Investments and Net Other Assets (Liabilities) 5.1%
* Foreign investments	6.3%	** Foreign investments	6.3%
* Futures and Swaps	0.0%†	** Futures and Swaps	0.0%†

† Amount represents less than 0.1%.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Not Part of Financial Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 37.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.8%
Daimler Finance North America LLC:
1.45% 8/1/16 (d)	$ 2,724,000	$ 2,736,345
2.875% 3/10/21 (d)	8,000,000	8,071,568
General Motors Co.:
3.5% 10/2/18	3,528,000	3,598,560
6.25% 10/2/43	599,000	715,565
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,120,000	1,124,855
3% 9/25/17	2,587,000	2,616,181
3.25% 5/15/18	1,860,000	1,862,325
3.5% 7/10/19	4,187,000	4,275,438
4.25% 5/15/23	2,080,000	2,121,371
4.375% 9/25/21	8,102,000	8,456,463
4.75% 8/15/17	1,940,000	2,045,924
		37,624,595
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19	416,000	422,562
4.25% 6/15/23	2,932,000	3,090,627
		3,513,189
Media - 1.8%
AOL Time Warner, Inc. 7.625% 4/15/31	1,625,000	2,265,469
Comcast Corp.:
4.95% 6/15/16	2,975,000	3,152,245
6.45% 3/15/37	1,410,000	1,875,892
COX Communications, Inc. 3.25% 12/15/22 (d)	1,609,000	1,579,779
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 10/1/19	4,711,000	5,388,593
Discovery Communications LLC:
3.25% 4/1/23	604,000	586,344
6.35% 6/1/40	2,421,000	2,881,980
NBCUniversal, Inc.:
5.15% 4/30/20	3,234,000	3,669,946
6.4% 4/30/40	3,340,000	4,474,909
News America Holdings, Inc. 7.75% 12/1/45	3,169,000	4,767,133
News America, Inc.:
6.15% 3/1/37	2,331,000	2,921,456
6.15% 2/15/41	1,822,000	2,318,768
Thomson Reuters Corp.:
1.3% 2/23/17	1,374,000	1,366,874
3.85% 9/29/24	3,379,000	3,416,112
Time Warner Cable, Inc.:
4% 9/1/21	7,363,000	7,836,382
5.85% 5/1/17	1,239,000	1,352,510
6.55% 5/1/37	3,270,000	4,210,089

	Principal Amount	Value
6.75% 7/1/18	$ 4,425,000	$ 5,074,931
8.25% 4/1/19	7,716,000	9,445,487
Time Warner, Inc.:
5.875% 11/15/16	5,514,000	5,978,604
6.5% 11/15/36	2,337,000	2,973,071
Viacom, Inc.:
2.5% 9/1/18	546,000	550,828
3.5% 4/1/17	1,312,000	1,365,465
		79,452,867
TOTAL CONSUMER DISCRETIONARY		120,590,651
CONSUMER STAPLES - 1.4%
Beverages - 0.2%
Heineken NV:
1.4% 10/1/17 (d)	2,178,000	2,165,605
2.75% 4/1/23 (d)	2,276,000	2,194,469
SABMiller Holdings, Inc. 3.75% 1/15/22 (d)	3,034,000	3,166,616
		7,526,690
Food & Staples Retailing - 0.3%
CVS Health Corp.:
2.25% 12/5/18	3,097,000	3,124,727
4% 12/5/23	3,097,000	3,277,468
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17	1,090,000	1,092,781
2.7% 11/18/19	2,460,000	2,472,516
3.3% 11/18/21	2,918,000	2,938,301
3.8% 11/18/24	2,228,000	2,272,337
		15,178,130
Food Products - 0.1%
ConAgra Foods, Inc.:
1.9% 1/25/18	1,554,000	1,543,647
3.2% 1/25/23	1,308,000	1,281,207
General Mills, Inc. 5.2% 3/17/15	3,528,000	3,561,227
		6,386,081
Tobacco - 0.8%
Altria Group, Inc.:
2.85% 8/9/22	2,952,000	2,868,447
4% 1/31/24	2,394,000	2,495,939
4.25% 8/9/42	2,952,000	2,828,934
4.75% 5/5/21	4,000,000	4,424,084
5.375% 1/31/44	4,099,000	4,665,965
9.7% 11/10/18	2,242,000	2,846,910
Philip Morris International, Inc. 5.65% 5/16/18	2,751,000	3,099,351
Reynolds American, Inc.:
3.25% 11/1/22	2,224,000	2,166,269
4.75% 11/1/42	3,437,000	3,335,784
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Tobacco - continued
Reynolds American, Inc.: - continued
6.15% 9/15/43	$ 1,680,000	$ 1,948,247
7.25% 6/15/37	2,962,000	3,804,642
		34,484,572
TOTAL CONSUMER STAPLES		63,575,473
ENERGY - 5.3%
Energy Equipment & Services - 0.4%
DCP Midstream LLC:
4.75% 9/30/21 (d)	3,739,000	3,712,423
5.35% 3/15/20 (d)	3,724,000	3,897,676
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	3,902,000	3,992,417
5% 10/1/21	1,517,000	1,595,474
Transocean, Inc. 5.05% 12/15/16	2,488,000	2,500,637
		15,698,627
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,869,000	7,637,483
BP Capital Markets PLC:
3.535% 11/4/24	4,510,000	4,429,339
3.814% 2/10/24	3,957,000	3,982,681
4.5% 10/1/20	1,811,000	1,959,446
4.742% 3/11/21	3,000,000	3,265,527
Canadian Natural Resources Ltd.:
1.75% 1/15/18	1,762,000	1,751,773
3.8% 4/15/24	6,783,000	6,655,812
ConocoPhillips Co. 5.75% 2/1/19	3,900,000	4,433,423
DCP Midstream Operating LP:
2.5% 12/1/17	1,990,000	1,987,863
2.7% 4/1/19	397,000	388,621
3.875% 3/15/23	1,771,000	1,694,734
Duke Energy Field Services 6.45% 11/3/36 (d)	2,477,000	2,592,656
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	3,581,149
Empresa Nacional de Petroleo 4.375% 10/30/24 (d)	3,540,000	3,462,715
Enable Midstream Partners LP:
2.4% 5/15/19 (d)	1,253,000	1,218,670
3.9% 5/15/24 (d)	1,322,000	1,274,257
Enbridge Energy Partners LP 4.2% 9/15/21	4,399,000	4,594,769
EnLink Midstream Partners LP 2.7% 4/1/19	6,288,000	6,192,051

	Principal Amount	Value
Enterprise Products Operating LP:
2.55% 10/15/19	$ 863,000	$ 854,311
3.75% 2/15/25	2,900,000	2,911,043
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,390,472
Motiva Enterprises LLC 5.75% 1/15/20 (d)	1,496,000	1,669,220
Nakilat, Inc. 6.067% 12/31/33 (d)	1,808,000	2,020,440
Petro-Canada 6.05% 5/15/18	1,480,000	1,664,623
Petrobras Global Finance BV:
3% 1/15/19	446,000	394,295
3.25% 3/17/17	8,149,000	7,680,433
4.375% 5/20/23	7,020,000	6,037,762
4.875% 3/17/20	8,417,000	7,874,188
5.625% 5/20/43	6,681,000	5,446,685
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	3,612,000	3,544,456
5.375% 1/27/21	14,294,000	13,244,392
5.75% 1/20/20	6,461,000	6,239,452
7.875% 3/15/19	4,277,000	4,500,986
Petroleos Mexicanos:
3.125% 1/23/19	642,000	648,420
3.5% 7/18/18	5,440,000	5,508,000
3.5% 1/30/23	3,410,000	3,261,665
4.875% 1/24/22	3,398,000	3,559,099
4.875% 1/18/24	4,539,000	4,716,021
5.5% 1/21/21	3,601,000	3,898,083
5.5% 6/27/44	7,799,000	7,954,980
6% 3/5/20	1,625,000	1,824,063
6.375% 1/23/45	4,048,000	4,584,360
6.5% 6/2/41	7,675,000	8,807,063
8% 5/3/19	2,537,000	3,000,003
Phillips 66 Co. 4.3% 4/1/22	3,770,000	3,979,955
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	1,784,000	1,793,641
6.125% 1/15/17	1,250,000	1,362,364
Spectra Energy Capital, LLC 3.3% 3/15/23	5,000,000	4,749,365
Spectra Energy Partners, LP:
2.95% 6/15/16	668,000	685,313
2.95% 9/25/18	733,000	750,149
4.6% 6/15/21	873,000	944,956
Suncor Energy, Inc. 6.1% 6/1/18	4,665,000	5,232,772
The Williams Companies, Inc.:
3.7% 1/15/23	1,208,000	1,084,888
4.55% 6/24/24	13,337,000	12,403,157
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	656,211
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Gas Partners LP 5.375% 6/1/21	$ 4,325,000	$ 4,745,122
Williams Partners LP 4.3% 3/4/24	3,059,000	3,053,378
		216,778,755
TOTAL ENERGY		232,477,382
FINANCIALS - 19.2%
Banks - 7.9%
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (d)	4,235,000	4,249,399
4% 4/14/19 (d)	5,277,000	5,197,845
5.75% 9/26/23 (d)	3,877,000	3,993,310
6.5% 6/10/19 (d)	1,340,000	1,420,400
Bank of America Corp.:
2.6% 1/15/19	7,155,000	7,210,637
2.65% 4/1/19	1,857,000	1,870,621
3.3% 1/11/23	12,978,000	12,978,999
3.875% 3/22/17	10,557,000	11,046,380
4.1% 7/24/23	4,166,000	4,387,423
4.2% 8/26/24	4,984,000	5,077,325
4.25% 10/22/26	4,261,000	4,251,434
5.75% 12/1/17	12,290,000	13,580,180
5.875% 1/5/21	1,785,000	2,069,659
6.5% 8/1/16	3,000,000	3,232,749
Bank of America NA 5.3% 3/15/17	3,403,000	3,655,591
Barclays Bank PLC 2.5% 2/20/19	2,600,000	2,634,544
Barclays PLC 2.75% 11/8/19	3,581,000	3,559,120
Capital One NA 2.95% 7/23/21	5,645,000	5,609,679
Citigroup, Inc.:
1.3% 11/15/16	6,383,000	6,376,974
1.85% 11/24/17	8,579,000	8,569,786
2.5% 7/29/19	12,575,000	12,585,098
3.375% 3/1/23	2,800,000	2,825,040
3.953% 6/15/16	3,838,000	3,985,003
4.05% 7/30/22	1,800,000	1,862,388
4.75% 5/19/15	4,790,000	4,860,892
5.3% 5/6/44	8,263,000	9,053,513
5.5% 9/13/25	1,663,000	1,840,118
6.125% 5/15/18	1,159,000	1,311,719
Credit Suisse AG 6% 2/15/18	6,486,000	7,214,949
Discover Bank:
4.2% 8/8/23	2,849,000	2,989,541
7% 4/15/20	2,309,000	2,721,256
8.7% 11/18/19	1,503,000	1,858,670
Fifth Third Bancorp:
4.5% 6/1/18	1,179,000	1,270,052
8.25% 3/1/38	4,319,000	6,487,933

	Principal Amount	Value
HBOS PLC 6.75% 5/21/18 (d)	$ 2,600,000	$ 2,897,690
HSBC Holdings PLC 4.25% 3/14/24	2,200,000	2,289,280
HSBC U.S.A., Inc. 1.625% 1/16/18	3,721,000	3,706,670
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,208,344
JPMorgan Chase & Co.:
1.625% 5/15/18	8,510,000	8,417,156
2% 8/15/17	5,000,000	5,047,895
2.2% 10/22/19	2,127,000	2,108,659
2.35% 1/28/19	2,007,000	2,020,094
3.15% 7/5/16	4,200,000	4,318,335
3.25% 9/23/22	5,719,000	5,752,313
3.875% 9/10/24	10,554,000	10,562,981
4.125% 12/15/26	13,194,000	13,158,007
4.25% 10/15/20	1,915,000	2,058,817
4.35% 8/15/21	6,268,000	6,811,285
4.5% 1/24/22	6,648,000	7,257,967
4.625% 5/10/21	1,884,000	2,073,523
4.95% 3/25/20	1,503,000	1,660,372
6.3% 4/23/19	3,920,000	4,553,374
KeyBank NA:
5.45% 3/3/16	1,618,000	1,700,541
6.95% 2/1/28	800,000	1,043,737
Marshall & Ilsley Bank:
4.85% 6/16/15	1,796,000	1,828,572
5% 1/17/17	4,952,000	5,255,736
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (d)	4,259,000	4,359,240
Regions Bank:
6.45% 6/26/37	7,720,000	9,650,124
7.5% 5/15/18	13,237,000	15,366,767
Regions Financial Corp.:
2% 5/15/18	4,497,000	4,453,267
5.75% 6/15/15	814,000	830,899
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	8,300,000	8,442,685
6% 12/19/23	5,383,000	5,826,548
6.1% 6/10/23	5,485,000	5,949,004
6.125% 12/15/22	8,239,000	8,967,377
Wells Fargo & Co.:
1.25% 7/20/16	14,500,000	14,551,591
3.676% 6/15/16	1,714,000	1,778,325
		347,745,402
Capital Markets - 3.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,593,000	1,659,691
BlackRock, Inc. 3.5% 3/18/24	9,600,000	9,886,502
Goldman Sachs Group, Inc.:
1.748% 9/15/17	13,467,000	13,389,497
2.55% 10/23/19	4,270,000	4,249,636
2.625% 1/31/19	16,652,000	16,753,677
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.: - continued
2.9% 7/19/18	$ 6,251,000	$ 6,412,776
5.25% 7/27/21	1,125,000	1,269,745
5.625% 1/15/17	3,000,000	3,217,959
5.95% 1/18/18	755,000	838,781
6.15% 4/1/18	5,954,000	6,682,883
Lazard Group LLC:
4.25% 11/14/20	2,080,000	2,192,216
6.85% 6/15/17	3,970,000	4,419,678
Morgan Stanley:
1.875% 1/5/18	4,357,000	4,346,434
2.125% 4/25/18	4,257,000	4,259,831
2.375% 7/23/19	12,594,000	12,547,553
3.7% 10/23/24	7,223,000	7,321,377
3.75% 2/25/23	6,489,000	6,656,552
4.875% 11/1/22	7,751,000	8,232,167
5% 11/24/25	1,047,000	1,117,269
5.45% 1/9/17	4,980,000	5,350,447
5.75% 1/25/21	3,512,000	4,031,604
6.625% 4/1/18	10,165,000	11,578,291
		136,414,566
Consumer Finance - 1.5%
American Express Co. 3.625% 12/5/24	2,176,000	2,194,137
Discover Financial Services:
3.85% 11/21/22	5,040,000	5,127,706
3.95% 11/6/24	2,847,000	2,861,927
Ford Motor Credit Co. LLC:
1.5% 1/17/17	2,686,000	2,671,689
1.7% 5/9/16	6,586,000	6,610,698
2.875% 10/1/18	4,500,000	4,578,953
General Electric Capital Corp.:
1% 12/11/15	3,432,000	3,447,344
2.95% 5/9/16	774,000	796,751
3.5% 6/29/15	799,000	810,725
4.625% 1/7/21	3,972,000	4,427,151
4.65% 10/17/21	1,610,000	1,814,678
5.625% 5/1/18	9,700,000	10,914,750
Hyundai Capital America:
1.45% 2/6/17 (d)	5,241,000	5,222,992
1.625% 10/2/15 (d)	1,373,000	1,378,793
1.875% 8/9/16 (d)	1,083,000	1,090,768
2.125% 10/2/17 (d)	1,518,000	1,525,510
2.875% 8/9/18 (d)	1,921,000	1,959,797
Synchrony Financial:
1.875% 8/15/17	994,000	995,997
3% 8/15/19	1,459,000	1,474,966

	Principal Amount	Value
3.75% 8/15/21	$ 2,203,000	$ 2,250,340
4.25% 8/15/24	2,218,000	2,275,954
		64,431,626
Insurance - 2.3%
AIA Group Ltd. 2.25% 3/11/19 (d)	913,000	908,921
American International Group, Inc.:
2.3% 7/16/19	1,969,000	1,971,004
4.875% 6/1/22	1,252,000	1,406,427
5.6% 10/18/16	3,756,000	4,037,197
Aon Corp.:
3.125% 5/27/16	3,681,000	3,777,991
3.5% 9/30/15	1,538,000	1,568,640
5% 9/30/20	1,402,000	1,565,503
Five Corners Funding Trust 4.419% 11/15/23 (d)	4,110,000	4,346,000
Hartford Financial Services Group, Inc. 5.125% 4/15/22	4,644,000	5,220,265
Liberty Mutual Group, Inc. 5% 6/1/21 (d)	4,093,000	4,458,513
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,531,815
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (d)	1,135,000	1,349,607
MetLife, Inc.:
1.903% 12/15/17	886,000	888,060
3.048% 12/15/22	3,731,000	3,724,210
4.368% 9/15/23	3,574,000	3,897,047
4.75% 2/8/21	1,477,000	1,650,862
6.75% 6/1/16	3,234,000	3,487,310
Metropolitan Life Global Funding I 3% 1/10/23 (d)	2,636,000	2,622,264
Pacific Life Insurance Co. 9.25% 6/15/39 (d)	2,297,000	3,613,188
Pacific LifeCorp:
5.125% 1/30/43 (d)	5,252,000	5,776,039
6% 2/10/20 (d)	4,627,000	5,259,432
Prudential Financial, Inc.:
2.3% 8/15/18	599,000	605,932
4.5% 11/16/21	2,157,000	2,351,501
6.2% 11/15/40	1,297,000	1,651,640
7.375% 6/15/19	1,250,000	1,502,689
Symetra Financial Corp. 6.125% 4/1/16 (d)	6,355,000	6,668,492
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (d)	5,347,000	5,958,419
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (d)	1,222,000	1,224,365
4.125% 11/1/24 (d)	1,771,000	1,814,241
Unum Group:
4% 3/15/24	5,930,000	6,056,226
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
Unum Group: - continued
5.625% 9/15/20	$ 2,889,000	$ 3,253,141
5.75% 8/15/42	5,234,000	6,055,874
		101,202,815
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	879,000	870,595
4.6% 4/1/22	1,200,000	1,276,393
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,181,958
AvalonBay Communities, Inc.:
3.625% 10/1/20	1,872,000	1,947,050
4.2% 12/15/23	4,000,000	4,225,592
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,887,267
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,567,543
4.25% 1/15/24	3,408,000	3,585,598
DDR Corp.:
4.625% 7/15/22	2,855,000	3,047,735
4.75% 4/15/18	3,691,000	3,942,715
7.5% 4/1/17	1,944,000	2,178,147
9.625% 3/15/16	1,253,000	1,375,740
Duke Realty LP:
3.625% 4/15/23	2,123,000	2,131,235
3.75% 12/1/24	1,576,000	1,594,611
3.875% 10/15/22	3,512,000	3,616,633
4.375% 6/15/22	2,340,000	2,477,035
5.5% 3/1/16	1,270,000	1,331,735
5.95% 2/15/17	928,000	1,006,334
6.5% 1/15/18	2,445,000	2,752,532
Equity One, Inc.:
3.75% 11/15/22	5,500,000	5,520,312
5.375% 10/15/15	455,000	469,125
6% 9/15/17	2,405,000	2,638,826
Federal Realty Investment Trust 5.9% 4/1/20	1,046,000	1,208,947
HCP, Inc. 3.75% 2/1/16	2,272,000	2,335,421
Health Care REIT, Inc.:
2.25% 3/15/18	1,731,000	1,741,833
4.7% 9/15/17	568,000	610,329
HRPT Properties Trust:
5.75% 11/1/15	1,155,000	1,171,818
6.25% 6/15/17	3,000,000	3,233,433
Lexington Corporate Properties Trust 4.4% 6/15/24	1,441,000	1,456,907

	Principal Amount	Value
Omega Healthcare Investors, Inc.:
4.5% 1/15/25 (d)	$ 1,371,000	$ 1,357,016
4.95% 4/1/24	1,354,000	1,409,027
Retail Opportunity Investments Partnership LP:
4% 12/15/24	978,000	980,031
5% 12/15/23	737,000	798,902
Simon Property Group LP 4.125% 12/1/21	2,399,000	2,609,671
United Dominion Realty Trust, Inc. 5.25% 1/15/15	904,000	905,116
Weingarten Realty Investors 3.375% 10/15/22	812,000	802,738
		74,245,900
Real Estate Management & Development - 2.7%
BioMed Realty LP:
2.625% 5/1/19	2,289,000	2,286,990
3.85% 4/15/16	5,219,000	5,390,528
4.25% 7/15/22	1,842,000	1,909,266
6.125% 4/15/20	1,392,000	1,585,945
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,271,000	4,307,286
4.1% 10/1/24	4,251,000	4,259,540
4.55% 10/1/29	4,251,000	4,298,620
4.95% 4/15/18	3,196,000	3,435,553
5.7% 5/1/17	5,000,000	5,388,195
6% 4/1/16	1,005,000	1,060,342
Digital Realty Trust LP:
4.5% 7/15/15	1,829,000	1,846,443
5.25% 3/15/21	1,953,000	2,138,963
ERP Operating LP:
2.375% 7/1/19	2,683,000	2,671,533
4.625% 12/15/21	5,595,000	6,120,986
4.75% 7/15/20	2,827,000	3,105,821
5.375% 8/1/16	1,066,000	1,136,343
5.75% 6/15/17	5,343,000	5,881,975
Essex Portfolio LP 5.5% 3/15/17	670,000	725,612
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,146,758
4.125% 6/15/22	2,007,000	2,080,508
4.4% 2/15/24	4,876,000	5,115,641
4.75% 10/1/20	4,185,000	4,509,982
5.5% 12/15/16	2,290,000	2,459,462
6.625% 10/1/17	2,673,000	2,995,551
Mack-Cali Realty LP:
2.5% 12/15/17	2,995,000	3,007,184
3.15% 5/15/23	4,988,000	4,567,571
4.5% 4/18/22	1,218,000	1,226,465
Mid-America Apartments LP:
4.3% 10/15/23	831,000	874,376
5.5% 10/1/15	6,290,000	6,499,023
Post Apartment Homes LP 3.375% 12/1/22	790,000	778,446
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Reckson Operating Partnership LP 6% 3/31/16	$ 4,360,000	$ 4,596,888
Regency Centers LP:
5.25% 8/1/15	1,468,000	1,504,470
5.875% 6/15/17	2,430,000	2,673,034
Tanger Properties LP:
3.75% 12/1/24	2,960,000	2,982,943
3.875% 12/1/23	1,792,000	1,834,556
6.125% 6/1/20	4,876,000	5,631,999
Ventas Realty LP 1.55% 9/26/16	2,853,000	2,865,202
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	2,696,000	2,698,594
4% 4/30/19	1,357,000	1,436,090
		120,034,684
TOTAL FINANCIALS		844,074,993
HEALTH CARE - 1.3%
Biotechnology - 0.2%
Amgen, Inc.:
1.25% 5/22/17	4,146,000	4,114,810
2.2% 5/22/19	4,398,000	4,379,515
		8,494,325
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
2.675% 12/15/19	1,327,000	1,344,451
4.685% 12/15/44	1,232,000	1,326,816
		2,671,267
Health Care Providers & Services - 0.4%
Aetna, Inc. 2.75% 11/15/22	2,118,000	2,054,513
Express Scripts Holding Co. 4.75% 11/15/21	4,787,000	5,282,708
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,891,458
UnitedHealth Group, Inc.:
2.75% 2/15/23	708,000	694,639
2.875% 3/15/23	5,473,000	5,437,727
WellPoint, Inc. 3.3% 1/15/23	1,974,000	1,972,075
		18,333,120
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,129,000	1,122,741
2.4% 2/1/19	712,000	713,062
4.15% 2/1/24	1,093,000	1,152,664
		2,988,467

	Principal Amount	Value
Pharmaceuticals - 0.6%
AbbVie, Inc.:
1.75% 11/6/17	$ 4,266,000	$ 4,275,586
2.9% 11/6/22	4,376,000	4,308,290
Bayer U.S. Finance LLC:
2.375% 10/8/19 (d)	3,021,000	3,032,987
3% 10/8/21 (d)	2,206,000	2,223,935
3.375% 10/8/24 (d)	1,522,000	1,548,745
Mylan, Inc. 1.35% 11/29/16	1,345,000	1,338,774
Perrigo Co. PLC:
1.3% 11/8/16	1,103,000	1,098,484
2.3% 11/8/18	1,180,000	1,179,070
Perrigo Finance PLC:
3.5% 12/15/21	1,065,000	1,077,422
3.9% 12/15/24	1,587,000	1,616,029
4.9% 12/15/44	696,000	737,536
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,428,000	1,422,566
Zoetis, Inc.:
1.875% 2/1/18	676,000	669,971
3.25% 2/1/23	1,649,000	1,626,620
		26,156,015
TOTAL HEALTH CARE		58,643,194
INDUSTRIALS - 0.7%
Airlines - 0.2%
Continental Airlines, Inc.:
6.648% 3/15/19	646,865	669,906
6.795% 2/2/20	767,211	801,736
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	2,360,334	2,678,979
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	754,654	805,593
8.36% 1/20/19	2,957,034	3,230,559
		8,186,773
Industrial Conglomerates - 0.2%
General Electric Co. 5.25% 12/6/17	7,130,000	7,909,979
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/18	2,155,000	2,117,288
3.875% 4/1/21	4,057,000	4,077,285
4.25% 9/15/24	3,565,000	3,591,738
4.75% 3/1/20	3,519,000	3,738,938
		13,525,249
TOTAL INDUSTRIALS		29,622,001
Nonconvertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Amphenol Corp. 3.125% 9/15/21	$ 1,394,000	$ 1,407,164
Tyco Electronics Group SA 2.375% 12/17/18	832,000	839,169
		2,246,333
MATERIALS - 0.8%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,790,049
4.25% 11/15/20	1,931,000	2,064,492
		5,854,541
Metals & Mining - 0.7%
Alcoa, Inc. 5.125% 10/1/24	2,956,000	3,132,680
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (d)	3,750,000	3,851,280
4.25% 7/17/42 (d)	876,000	804,619
4.875% 11/4/44 (d)	3,179,000	3,228,796
5.625% 10/18/43 (d)	3,450,000	3,893,132
Freeport-McMoRan, Inc. 2.3% 11/14/17	2,852,000	2,855,636
Rio Tinto Finance (U.S.A.) PLC 2.25% 12/14/18	4,174,000	4,182,419
Vale Overseas Ltd.:
4.375% 1/11/22	3,818,000	3,659,591
6.25% 1/23/17	3,115,000	3,322,490
		28,930,643
TOTAL MATERIALS		34,785,184
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.:
4.8% 6/15/44	10,000,000	10,189,560
6.3% 1/15/38	364,000	440,414
CenturyLink, Inc.:
5.15% 6/15/17	330,000	345,675
6% 4/1/17	825,000	876,563
6.15% 9/15/19	2,305,000	2,483,638
Embarq Corp.:
7.082% 6/1/16	2,793,000	3,010,427
7.995% 6/1/36	1,808,000	2,020,440
Verizon Communications, Inc.:
1.35% 6/9/17	6,483,000	6,455,428
2.625% 2/21/20 (d)	6,253,000	6,181,509
4.5% 9/15/20	11,000,000	11,943,327
5.012% 8/21/54 (d)	16,339,000	16,903,496
6.25% 4/1/37	1,380,000	1,693,598

	Principal Amount	Value
6.4% 9/15/33	$ 4,059,000	$ 4,999,807
6.55% 9/15/43	16,284,000	20,862,230
		88,406,112
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
2.375% 9/8/16	5,411,000	5,485,239
3.125% 7/16/22	2,875,000	2,836,590
		8,321,829
TOTAL TELECOMMUNICATION SERVICES		96,727,941
UTILITIES - 3.8%
Electric Utilities - 2.0%
AmerenUE 6.4% 6/15/17	3,819,000	4,252,476
American Electric Power Co., Inc.:
1.65% 12/15/17	1,748,000	1,748,586
2.95% 12/15/22	1,655,000	1,623,447
American Transmission Systems, Inc. 5% 9/1/44 (d)	1,565,000	1,674,182
Dayton Power & Light Co. 1.875% 9/15/16	1,393,000	1,408,760
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (d)	2,664,000	3,089,457
6.4% 9/15/20 (d)	7,194,000	8,401,204
Edison International 3.75% 9/15/17	2,401,000	2,534,265
FirstEnergy Corp.:
2.75% 3/15/18	5,494,000	5,536,914
4.25% 3/15/23	9,559,000	9,863,110
7.375% 11/15/31	5,710,000	6,911,190
FirstEnergy Solutions Corp. 6.05% 8/15/21	7,286,000	8,068,014
LG&E and KU Energy LLC:
2.125% 11/15/15	2,670,000	2,693,811
3.75% 11/15/20	525,000	547,552
Monongahela Power Co. 4.1% 4/15/24 (d)	1,477,000	1,576,308
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,646,150
Northeast Utilities:
1.45% 5/1/18	1,125,000	1,108,013
2.8% 5/1/23	5,110,000	4,945,652
NV Energy, Inc. 6.25% 11/15/20	1,238,000	1,454,495
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	3,215,550
Pepco Holdings, Inc. 2.7% 10/1/15	2,535,000	2,565,810
PPL Capital Funding, Inc. 3.4% 6/1/23	2,425,000	2,429,554
Progress Energy, Inc.:
4.4% 1/15/21	4,274,000	4,658,399
5.625% 1/15/16	2,000,000	2,095,872
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
TECO Finance, Inc.:
4% 3/15/16	$ 1,075,000	$ 1,112,883
5.15% 3/15/20	1,545,000	1,725,189
		88,886,843
Gas Utilities - 0.1%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,229,138
Multi-Utilities - 1.7%
Dominion Resources, Inc.:
1.25% 3/15/17	8,300,000	8,271,440
2.5566% 9/30/66 (g)	14,661,000	13,785,020
MidAmerican Energy Holdings, Co.:
1.1% 5/15/17	5,903,000	5,844,891
2% 11/15/18	4,545,000	4,535,528
National Grid PLC 6.3% 8/1/16	4,181,000	4,514,251
NiSource Finance Corp.:
4.45% 12/1/21	1,622,000	1,752,573
5.25% 2/15/43	4,094,000	4,693,079
5.45% 9/15/20	4,156,000	4,676,797
5.8% 2/1/42	2,085,000	2,537,535
5.95% 6/15/41	3,834,000	4,792,324
6.4% 3/15/18	3,266,000	3,719,739
PG&E Corp. 2.4% 3/1/19	600,000	600,908
Puget Energy, Inc.:
6% 9/1/21	4,807,000	5,623,455
6.5% 12/15/20	1,534,000	1,802,743
Sempra Energy:
2.3% 4/1/17	4,185,000	4,262,188
2.875% 10/1/22	1,723,000	1,693,688
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	1,426,000	1,433,059
		74,539,218
TOTAL UTILITIES		164,655,199
TOTAL NONCONVERTIBLE BONDS (Cost $1,577,228,471)		1,647,398,351
U.S. Government and Government Agency Obligations - 28.1%
	Principal Amount	Value
U.S. Treasury Inflation-Protected Obligations - 1.6%
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44	26,961,748	30,740,439
U.S. Treasury Inflation-Indexed Notes 0.125% 7/15/24	40,557,972	39,152,647
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		69,893,086
U.S. Treasury Obligations - 26.5%
U.S. Treasury Bonds:
3% 11/15/44	21,870,000	22,984,014
3.125% 8/15/44	52,350,000	56,358,021
3.375% 5/15/44	28,051,000	31,601,191
3.625% 8/15/43	68,501,000	80,606,428
3.625% 2/15/44	8,318,000	9,795,743
U.S. Treasury Notes:
0.5% 7/31/17	5,745,000	5,678,576
0.75% 2/28/18	98,100,000	96,728,170
0.875% 4/30/17	695,000	695,706
0.875% 5/15/17	27,140,000	27,146,351
0.875% 10/15/17	201,857,000	201,021,110
0.875% 1/31/18	63,538,000	63,001,866
1% 12/15/17 (c)	64,180,000	64,034,568
1.25% 10/31/18	231,238,000	229,720,611
1.375% 7/31/18	85,163,000	85,236,155
1.5% 12/31/18	57,607,000	57,687,995
1.75% 9/30/19	87,167,000	87,657,314
1.875% 10/31/17 (f)	20,552,000	21,025,662
2.25% 11/15/24	24,670,000	24,835,758
2.375% 8/15/24	1,073,000	1,092,197
TOTAL U.S. TREASURY OBLIGATIONS		1,166,907,436
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,212,450,076)		1,236,800,522
U.S. Government Agency - Mortgage Securities - 20.0%

Fannie Mae - 11.9%
1.688% 5/1/34 (g)	836,548	865,336
1.753% 9/1/33 (g)	374,159	388,070
1.93% 10/1/33 (g)	27,319	28,535
1.94% 7/1/35 (g)	23,107	24,182
2.05% 3/1/35 (g)	5,735	5,920
2.053% 6/1/36 (g)	84,240	90,216
2.06% 10/1/33 (g)	561,473	593,180
2.105% 7/1/34 (g)	40,977	43,481
2.283% 11/1/36 (g)	879,759	938,725
2.333% 3/1/35 (g)	36,951	39,607
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
2.354% 7/1/35 (g)	$ 63,666	$ 67,744
2.36% 8/1/36 (g)	1,433,716	1,536,758
2.389% 7/1/37 (g)	112,593	120,641
2.407% 2/1/36 (g)	607,660	648,698
2.421% 10/1/33 (g)	54,697	58,232
2.439% 5/1/36 (g)	297,270	318,635
2.462% 9/1/36 (g)	830,297	889,971
2.5% 9/1/27 to 1/1/43	20,905,747	21,037,206
2.5% 1/1/30 (e)	3,600,000	3,666,375
2.5% 1/1/30 (e)	3,600,000	3,666,375
2.5% 1/1/30 (e)	1,300,000	1,323,969
2.5% 1/1/30 (e)	2,100,000	2,138,719
2.542% 6/1/42 (g)	630,533	650,625
2.57% 12/1/35 (g)	306,440	327,742
2.588% 5/1/35 (g)	146,960	157,522
2.96% 11/1/40 (g)	372,448	390,674
2.982% 9/1/41 (g)	402,594	420,224
3% 1/1/30 (e)	8,500,000	8,836,015
3% 10/1/42 to 3/1/44	108,556,842	110,054,000
3.059% 10/1/41 (g)	216,834	226,841
3.235% 7/1/41 (g)	684,745	719,455
3.325% 10/1/41 (g)	341,529	359,138
3.5% 9/1/25 to 7/1/44	105,765,913	110,531,854
3.5% 1/1/30 (e)	5,100,000	5,388,070
3.5% 1/1/30 (e)	5,100,000	5,388,070
3.5% 1/1/45 (e)	2,500,000	2,607,813
3.5% 1/1/45 (e)	11,500,000	11,995,939
3.5% 1/1/45 (e)	600,000	625,875
3.5% 1/1/45 (e)	800,000	834,500
3.5% 1/1/45 (e)	6,800,000	7,093,251
3.561% 7/1/41 (g)	675,613	712,086
4% 9/1/26 to 1/1/44	80,672,548	86,539,675
4% 1/1/45 (e)	700,000	747,469
4% 1/1/45 (e)	9,800,000	10,464,562
4% 2/1/45 (e)	2,800,000	2,982,219
4.5% 5/1/25 to 10/1/42	35,112,335	38,273,022
5% 9/1/20 to 10/1/41	6,679,448	7,345,673
5.5% 11/1/17 to 6/1/40	45,019,164	50,550,257
6% 1/1/23 to 1/1/42	11,035,837	12,533,808
6.5% 6/1/15 to 8/1/36	4,385,112	4,951,122
7% 3/1/15 to 8/1/32	888,943	1,022,081
7.5% 7/1/16 to 11/1/31	811,086	954,771
8% 1/1/30 to 5/1/30	34,085	40,977
8.5% 3/1/25 to 6/1/25	573	684
TOTAL FANNIE MAE		522,216,589

	Principal Amount	Value
Freddie Mac - 4.3%
1.925% 3/1/36 (g)	$ 144,880	$ 153,083
2.03% 4/1/35 (g)	675,750	715,306
2.373% 1/1/35 (g)	92,604	98,567
2.776% 11/1/35 (g)	264,782	283,812
2.804% 3/1/33 (g)	7,356	7,884
3% 8/1/42 to 3/1/43	21,079,877	21,367,786
3.136% 10/1/35 (g)	107,147	114,847
3.235% 9/1/41 (g)	403,641	422,532
3.239% 4/1/41 (g)	418,250	438,886
3.299% 6/1/41 (g)	486,523	508,362
3.468% 5/1/41 (g)	460,254	484,602
3.5% 1/1/42 to 8/1/44	73,798,518	76,846,669
3.618% 6/1/41 (g)	684,475	722,249
3.691% 5/1/41 (g)	574,755	607,117
4% 6/1/24 to 8/1/44	41,056,603	43,912,006
4.5% 7/1/25 to 3/1/44	29,951,442	32,626,332
5% 1/1/35 to 8/1/40	6,898,597	7,655,898
5.5% 1/1/38	258,908	290,796
6% 4/1/32 to 8/1/37	1,869,878	2,125,121
7.5% 5/1/17 to 11/1/31	81,148	95,514
8% 7/1/17 to 5/1/27	4,632	5,453
8.5% 3/1/20 to 1/1/28	74,489	87,945
TOTAL FREDDIE MAC		189,570,767
Ginnie Mae - 3.8%
3% 6/20/42 to 12/20/44	8,442,759	8,650,854
3.5% 1/15/41 to 8/20/43	39,702,723	41,753,669
3.5% 1/1/45 (e)	9,000,000	9,450,666
3.5% 1/1/45 (e)	15,300,000	16,066,132
4% 2/15/40 to 12/15/41	27,681,821	29,906,080
4% 1/1/45 (e)	1,300,000	1,393,529
4% 1/1/45 (e)	4,200,000	4,502,169
4% 1/1/45 (e)	6,200,000	6,646,060
4.5% 5/15/39 to 4/15/41	34,011,274	37,420,320
5% 3/15/39 to 4/15/41	4,586,345	5,132,526
5.5% 6/15/35	1,381,666	1,572,399
6.5% 4/15/35 to 11/15/35	149,143	172,365
7% 1/15/28 to 7/15/32	1,784,588	2,087,236
7.5% 4/15/22 to 10/15/28	436,425	508,316
8% 2/15/17 to 9/15/30	32,249	37,911
8.5% 12/15/16 to 3/15/30	5,859	6,491
TOTAL GINNIE MAE		165,306,723
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $861,703,765)		877,094,079
Asset-Backed Securities - 0.7%
	Principal Amount	Value
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6253% 4/25/35 (g)	$ 234,160	$ 203,634
Airspeed Ltd. Series 2007-1A Class C1, 2.6608% 6/15/32 (d)(g)	2,236,767	1,342,060
Ally Master Owner Trust Series 2012-3 Class A2, 1.21% 6/15/17	4,120,000	4,130,321
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2053% 12/25/33 (g)	18,806	17,325
Series 2004-R2 Class M3, 0.9803% 4/25/34 (g)	31,593	22,305
Series 2005-R2 Class M1, 0.6195% 4/25/35 (g)	99,639	99,516
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.932% 3/25/34 (g)	16,878	15,940
Series 2004-W11 Class M2, 1.2195% 11/25/34 (g)	198,000	192,196
Series 2004-W7 Class M1, 0.9803% 5/25/34 (g)	209,000	201,358
Series 2006-W4 Class A2C, 0.3295% 5/25/36 (g)	416,733	145,720
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 0.9945% 4/25/34 (g)	638,621	587,445
Capital Auto Receivables Trust Series 2013-3 Class A3, 1.31% 12/20/17	4,260,000	4,278,957
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3095% 12/25/36 (g)	635,000	420,560
CFC LLC:
Series 2013-1A Class A, 1.65% 7/17/17 (d)	217,663	217,900
Series 2013-2A Class A, 1.75% 11/15/17 (d)	1,656,684	1,661,218
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.4195% 3/25/32 (MGIC Investment Corp. Insured) (g)	11,075	9,894
Series 2004-3 Class M4, 1.6245% 4/25/34 (g)	26,888	23,312
Series 2004-4 Class M2, 0.9645% 6/25/34 (g)	45,213	41,448
Series 2004-7 Class AF5, 5.868% 1/25/35	1,362,305	1,394,707
Fannie Mae Series 2004-T5 Class AB3, 0.9166% 5/28/35 (g)	13,702	12,786
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.327% 8/25/34 (g)	102,000	89,892

	Principal Amount	Value
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 0.9945% 3/25/34 (g)	$ 3,509	$ 3,217
Ford Credit Floorplan Master Owner Trust Series 2013-3 Class A1, 0.79% 6/15/17	8,230,000	8,236,024
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9045% 1/25/35 (g)	334,000	273,822
Class M4, 1.1895% 1/25/35 (g)	122,221	70,784
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.6129% 2/25/47 (d)(g)	515,834	442,727
GE Business Loan Trust Series 2003-1 Class A, 0.5908% 4/15/31 (d)(g)	16,409	15,811
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (d)	138,597	5,940
Home Equity Asset Trust:
Series 2003-3 Class M1, 1.4595% 8/25/33 (g)	174,545	168,787
Series 2003-5 Class A2, 0.8695% 12/25/33 (g)	11,595	10,981
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3595% 1/25/37 (g)	436,000	275,046
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.2853% 11/25/36 (g)	237,814	235,747
KeyCorp Student Loan Trust Series 1999-A Class A2, 0.5846% 12/27/29 (g)	69,018	68,690
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4695% 5/25/37 (g)	136,048	1,351
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1445% 7/25/34 (g)	23,512	21,430
Series 2006-FM1 Class A2B, 0.2653% 4/25/37 (g)	159,266	146,948
Series 2006-OPT1 Class A1A, 0.6895% 6/25/35 (g)	326,817	313,143
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8495% 8/25/34 (g)	20,187	18,726
Series 2004-NC8 Class M6, 2.0445% 9/25/34 (g)	70,413	60,170
Series 2005-NC1 Class M1, 0.8295% 1/25/35 (g)	127,269	120,162
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.6795% 9/25/35 (g)	503,000	435,925
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0445% 9/25/34 (g)	188,000	176,559
Asset-Backed Securities - continued
	Principal Amount	Value
Park Place Securities, Inc.: - continued
Series 2004-WCW1: - continued
Class M4, 2.3445% 9/25/34 (g)	$ 241,000	$ 153,425
Series 2005-WCH1 Class M4, 0.9995% 1/25/36 (g)	520,000	450,432
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9695% 4/25/33 (g)	1,796	1,673
Santander Drive Auto Receivables Trust Series 2014-4 Class C, 2.6% 11/16/20	2,365,000	2,368,968
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9503% 3/25/35 (g)	321,339	293,117
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.1906% 6/15/33 (g)	276,816	266,193
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.8945% 9/25/34 (g)	16,334	14,128
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0295% 9/25/34 (g)	10,148	9,059
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0336% 10/25/44 (d)(g)	630,180	635,286
TOTAL ASSET-BACKED SECURITIES (Cost $30,670,916)		30,402,765
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.2%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7295% 1/25/35 (g)	448,470	436,082
Granite Master Issuer PLC floater:
Series 2006-1A Class C2, 1.3655% 12/20/54 (d)(g)	2,117,000	2,084,187
Series 2006-2 Class C1, 1.1055% 12/20/54 (g)	1,885,000	1,850,128
Series 2006-3 Class C2, 1.1655% 12/20/54 (g)	396,000	389,664
Series 2006-4:
Class C1, 0.9255% 12/20/54 (g)	647,000	626,296
Class M1, 0.5055% 12/20/54 (g)	279,000	270,630
Series 2007-1:
Class 1C1, 0.7655% 12/20/54 (g)	654,000	625,878
Class 1M1, 0.4655% 12/20/54 (g)	425,000	408,425
Class 2C1, 1.0255% 12/20/54 (g)	298,000	291,891
Class 2M1, 0.6655% 12/20/54 (g)	546,000	532,077

	Principal Amount	Value
Series 2007-2 Class 2C1, 1.022% 12/17/54 (g)	$ 757,000	$ 741,482
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.6808% 1/20/44 (g)	151,584	154,241
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3795% 5/25/47 (g)	165,105	148,949
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3395% 2/25/37 (g)	256,920	234,459
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4595% 7/25/35 (g)	438,852	415,557
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 2.5117% 6/10/35 (d)(g)	83,534	76,438
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.2054% 7/20/34 (g)	8,809	8,424
TOTAL PRIVATE SPONSOR		9,294,808
U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	571,870	619,587
Series 1999-57 Class PH, 6.5% 12/25/29	465,432	535,376
Series 2002-9 Class PC, 6% 3/25/17	29,260	30,466
Freddie Mac planned amortization class Series 2500 Class TE, 5.5% 9/15/17	790,822	826,299
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 39.234% 6/16/37 (g)(i)	59,472	115,104
TOTAL U.S. GOVERNMENT AGENCY		2,126,832
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,987,919)		11,421,640
Commercial Mortgage Securities - 6.5%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2:
Class A4, 5.9175% 5/10/45 (g)	2,245,000	2,337,476
Class AAB, 5.8995% 5/10/45 (g)	309,090	311,634
Series 2006-3 Class A4, 5.889% 7/10/44	4,455,644	4,689,525
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Commercial Mortgage Trust: - continued
sequential payer: - continued
Series 2006-5 Class A2, 5.317% 9/10/47	$ 3,086,359	$ 3,085,359
Series 2006-4 Class A1A, 5.617% 7/10/46 (g)	9,840,003	10,417,966
Series 2007-3:
Class A3, 5.785% 6/10/49 (g)	4,383,855	4,393,618
Class A4, 5.785% 6/10/49 (g)	2,811,723	3,016,169
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	7,843,204	8,405,805
Bayview Commercial Asset Trust floater:
Series 2005-4A:
Class A2, 0.5595% 1/25/36 (d)(g)	473,384	420,888
Class M1, 0.6195% 1/25/36 (d)(g)	99,048	79,029
Class M2, 0.6395% 1/25/36 (d)(g)	29,880	23,386
Class M3, 0.6695% 1/25/36 (d)(g)	43,437	32,732
Series 2007-1 Class A2, 0.4395% 3/25/37 (d)(g)	134,071	110,285
Series 2007-2A:
Class A1, 0.4395% 7/25/37 (d)(g)	142,548	121,200
Class A2, 0.4895% 7/25/37 (d)(g)	133,425	105,713
Class M2, 0.5795% 7/25/37 (d)(g)	74,125	8,990
Class M3, 0.6595% 7/25/37 (d)(g)	55,965	3,774
Series 2007-3:
Class A2, 0.4595% 7/25/37 (d)(g)	193,704	162,317
Class M1, 0.4795% 7/25/37 (d)(g)	79,354	59,880
Class M2, 0.5095% 7/25/37 (d)(g)	83,423	48,064
Class M3, 0.5395% 7/25/37 (d)(g)	182,310	69,523
Class M4, 0.6695% 7/25/37 (d)(g)	288,114	88,262
Class M5, 0.7695% 7/25/37 (d)(g)	102,810	17,396
Bear Stearns Commercial Mortgage Securities Trust floater Series 2007-BBA8:
Class H, 0.7108% 3/15/22 (d)(g)	38,043	38,043
Class J, 0.8608% 3/15/22 (d)(g)	147,000	146,472
C-BASS Trust floater Series 2006-SC1 Class A, 0.4253% 5/25/36 (d)(g)	146,907	140,329

	Principal Amount	Value
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 2.8% 12/15/27 (d)(g)	$ 1,795,000	$ 1,795,565
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	566,446	570,621
Class A4, 5.322% 12/11/49	16,150,000	17,099,006
COMM Mortgage Trust pass-thru certificates:
floater Series 2005-F10A Class J, 1.0108% 4/15/17 (d)(g)	44,103	44,170
sequential payer Series 2006-C7 Class A1A, 5.9376% 6/10/46 (g)	8,421,733	8,848,639
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A2, 5.448% 1/15/49 (g)	10,599	10,521
Series 2007-C3 Class A4, 5.8922% 6/15/39 (g)	2,341,450	2,501,015
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	2,750,000	2,966,282
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (d)(g)(h)	8,148	0
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class F, 0.4808% 2/15/22 (d)(g)	18,396	18,324
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	5,341,000	5,675,763
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	2,090,000	2,229,357
Series 2006-GG7 Class A4, 6.0135% 7/10/38 (g)	4,857,561	5,077,574
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A4, 5.56% 11/10/39	904,720	957,794
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (d)	890,000	899,653
Class DFX, 4.4065% 11/5/30 (d)	8,320,000	8,512,029
Commercial Mortgage Securities - continued
	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4408% 11/15/18 (d)(g)	$ 35,952	$ 35,587
Class F, 0.4908% 11/15/18 (d)(g)	88,352	85,907
Class G, 0.5208% 11/15/18 (d)(g)	76,973	74,280
Class H, 0.6608% 11/15/18 (d)(g)	58,914	56,493
Series 2014-BXH:
Class C, 1.8108% 4/15/27 (d)(g)	1,359,000	1,356,896
Class D, 2.4108% 4/15/27 (d)(g)	2,897,000	2,886,015
sequential payer:
Series 2006-CB16 Class A1A, 5.546% 5/12/45	5,679,142	6,014,858
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,810,000	2,955,069
Series 2006-LDP8 Class A1A, 5.397% 5/15/45	9,739,716	10,244,535
Series 2007-CB18 Class A4, 5.44% 6/12/47	838,002	891,024
Series 2007-CB19 Class A4, 5.8912% 2/12/49 (g)	4,967,639	5,360,610
Series 2007-LD11 Class A4, 5.9746% 6/15/49 (g)	6,664,597	7,154,858
Series 2007-LDPX Class A3, 5.42% 1/15/49	5,099,616	5,444,243
Series 2006-LDP7 Class A4, 6.057% 4/15/45 (g)	8,035,000	8,389,906
Series 2007-CB20 Class A1A, 5.746% 2/12/51	15,138,591	16,551,022
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (g)	536,947	16,059
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.1009% 7/15/44 (g)	3,733,000	4,044,340
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2007-C1 Class A4, 5.424% 2/15/40	12,199,848	13,064,232
Series 2007-C2 Class A3, 5.43% 2/15/40	952,381	1,018,874
Series 2007-C7 Class A3, 5.866% 9/15/45	4,474,028	4,915,405
Merrill Lynch Mortgage Trust Series 2007-C1 Class A4, 6.0273% 6/12/50 (g)	10,916,000	11,724,395

	Principal Amount	Value
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class A3, 5.172% 12/12/49 (g)	$ 463,268	$ 490,369
Series 2007-5 Class A4, 5.378% 8/12/48	2,410,624	2,560,801
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	3,875,000	4,160,196
Series 2007-9 Class A4, 5.7% 9/12/49	5,500,000	5,948,096
Series 2007-7 Class B, 5.9329% 6/12/50 (g)	770,000	32,743
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.361% 7/15/19 (d)(g)	113,478	101,075
Series 2007-XLFA:
Class D, 0.351% 10/15/20 (d)(g)	235,000	232,092
Class E, 0.411% 10/15/20 (d)(g)	294,000	288,892
Class F, 0.461% 10/15/20 (d)(g)	176,000	172,062
Class G, 0.501% 10/15/20 (d)(g)	218,000	211,488
Class H, 0.591% 10/15/20 (d)(g)	137,000	130,167
Class J, 0.741% 10/15/20 (d)(g)	79,407	71,476
sequential payer Series 2007-HQ11 Class A31, 5.439% 2/12/44 (g)	823,865	828,833
Series 2007-HQ12 Class A2, 5.7725% 4/12/49 (g)	2,095,283	2,110,013
Series 2007-IQ14 Class B, 5.9045% 4/15/49 (g)	2,175,000	190,160
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,065,063	5,284,175
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class G, 0.522% 9/15/21 (d)(g)	63,782	62,534
Class J, 0.762% 9/15/21 (d)(g)	139,000	133,500
Series 2007-WHL8 Class F, 0.6408% 6/15/20 (d)(g)	1,046,000	991,273
sequential payer:
Series 2006-C28 Class A4, 5.572% 10/15/48	3,501,392	3,700,471
Series 2006-C29 Class A1A, 5.297% 11/15/48	3,237,248	3,452,820
Series 2007-C30 Class A5, 5.342% 12/15/43	13,901,000	14,834,962
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust: - continued
sequential payer: - continued
Series 2007-C31 Class A4, 5.509% 4/15/47	$ 6,652,000	$ 7,006,186
Series 2007-C32 Class A3, 5.9028% 6/15/49 (g)	10,240,000	10,991,809
Series 2007-C33 Class A4, 6.1399% 2/15/51 (g)	5,712,925	6,104,083
Series 2006-C23 Class A5, 5.416% 1/15/45 (g)	3,010,000	3,118,354
Series 2006-C26 Class A1A, 6.009% 6/15/45 (g)	4,599,091	4,869,720
Series 2006-C27 Class A1A, 5.749% 7/15/45 (g)	8,165,956	8,653,742
Series 2007-C31 Class C, 5.8613% 4/15/47 (g)	2,455,000	2,408,736
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $288,789,126)		286,965,584
Municipal Securities - 2.5%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (g)	1,200,000	1,215,192
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	805,000	1,192,366
6.65% 3/1/22	4,360,000	5,392,971
7.3% 10/1/39	6,270,000	9,235,647
7.5% 4/1/34	5,055,000	7,514,662
7.6% 11/1/40	10,310,000	16,087,002
7.625% 3/1/40	1,675,000	2,571,125
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	941,917
Series 2010 C1, 7.781% 1/1/35	4,760,000	5,649,263
Series 2012 B, 5.432% 1/1/42	1,205,000	1,135,050
6.314% 1/1/44	5,300,000	5,614,502
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	445,000	464,380
5.1% 6/1/33	20,780,000	20,628,098
Series 2010, 4.421% 1/1/15	2,850,000	2,850,000
Series 2010-1, 6.63% 2/1/35	3,720,000	4,141,588
Series 2010-3:
5.547% 4/1/19	120,000	129,392
6.725% 4/1/35	5,545,000	6,203,302
7.35% 7/1/35	2,580,000	3,034,725
Series 2011:
4.961% 3/1/16	365,000	380,231
5.365% 3/1/17	140,000	149,877
5.665% 3/1/18	3,680,000	4,029,710

	Principal Amount	Value
5.877% 3/1/19	$ 9,700,000	$ 10,709,964
Series 2013:
2.69% 12/1/17	1,225,000	1,230,439
3.14% 12/1/18	1,270,000	1,281,290
TOTAL MUNICIPAL SECURITIES (Cost $104,927,526)		111,782,693
Foreign Government and Government Agency Obligations - 0.3%

Brazilian Federative Republic:
4.25% 1/7/25	4,015,000	4,015,000
5.625% 1/7/41	4,104,000	4,422,060
United Mexican States 4.75% 3/8/44	4,170,000	4,347,225
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,499,395)		12,784,285
Bank Notes - 0.2%

Discover Bank (Delaware) 3.2% 8/9/21	6,249,000	6,275,877
Fifth Third Bank 4.75% 2/1/15	487,000	488,567
TOTAL BANK NOTES (Cost $6,720,719)		6,764,444
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $251,965,757)	251,965,757	251,965,757
Cash Equivalents - 1.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 12/31/14 due 1/2/15 (Collateralized by U.S. Government Obligations) # (b) (Cost $42,726,000)	$ 42,726,148	$ 42,726,000
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $4,398,669,670)		4,516,106,120
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(122,263,458)
NET ASSETS - 100%		$ 4,393,842,662
TBA Sale Commitments
	Principal Amount
Fannie Mae
3.5% 1/1/30	$ (5,100,000)	(5,388,070)
3.5% 1/1/30	(11,300,000)	(11,938,274)

	Principal Amount	Value
3.5% 1/1/45	$ (3,400,000)	$ (3,546,625)
3.5% 1/1/45	(3,400,000)	(3,546,625)
3.5% 1/1/45	(1,400,000)	(1,460,375)
3.5% 1/1/45	(1,900,000)	(1,981,938)
3.5% 1/1/45	(600,000)	(625,875)
3.5% 1/1/45	(800,000)	(834,500)
3.5% 1/1/45	(6,800,000)	(7,093,251)
4% 1/1/45	(2,800,000)	(2,989,875)
TOTAL FANNIE MAE		(39,405,408)
Ginnie Mae
3.5% 1/1/45	(3,400,000)	(3,570,252)
TOTAL TBA SALE COMMITMENTS (Proceeds $42,889,223)		$ (42,975,660)
Swaps
Credit Default Swaps
Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	$ 46,610	$ (45,532)	$ 0	$ (45,532)
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Credit Suisse International	4.25%	80,969	(79,103)	0	(79,103)
Morgan Stanley ABS Capital I Inc Series 2004-HE7 Class B3	C	Sep. 2034	Morgan Stanley Capital Group, Inc.	5.1%	78,601	(58,569)	0	(58,569)
Morgan Stanley ABS Capital I Inc Series 2004-NC6 Class M3	Ca	Aug. 2034	Barclays Bank PLC	1.545%	60,898	(9,856)	0	(9,856)
TOTAL CREDIT DEFAULT SWAPS						$ (193,060)	$ 0	$ (193,060)

(1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's ratings are not available, S&P ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Includes investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,425,833 or 4.7% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,516,156.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,726,000 due 1/02/15 at 0.06%
BNP Paribas Securities Corp.	$ 19,310,229
Barclays Capital, Inc.	2,260,353
Commerz Markets LLC	15,980,259
Credit Agricole CIB New York Branch	3,860,954
Mizuho Securities USA, Inc.	1,314,205
$ 42,726,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 259,762
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,647,398,351	$ -	$ 1,647,398,351	$ -
U.S. Government and Government Agency Obligations	1,236,800,522	-	1,236,800,522	-
U.S. Government Agency - Mortgage Securities	877,094,079	-	877,094,079	-
Asset-Backed Securities	30,402,765	-	30,402,765	-
Collateralized Mortgage Obligations	11,421,640	-	11,345,202	76,438
Commercial Mortgage Securities	286,965,584	-	286,793,033	172,551
Municipal Securities	111,782,693	-	111,782,693	-
Foreign Government and Government Agency Obligations	12,784,285	-	12,784,285	-
Bank Notes	6,764,444	-	6,764,444	-
Money Market Funds	251,965,757	251,965,757	-	-
Cash Equivalents	42,726,000	-	42,726,000	-
Total Investments in Securities:	$ 4,516,106,120	$ 251,965,757	$ 4,263,891,374	$ 248,989
Derivative Instruments:
Liabilities
Swaps	$ (193,060)	$ -	$ (193,060)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (42,975,660)	$ -	$ (42,975,660)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps (a)	$ -	$ (193,060)
Total Value of Derivatives	$ -	$ (193,060)
(a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $41,904,828 and repurchase agreements of $42,726,000) - See accompanying schedule: Unaffiliated issuers (cost $4,146,703,913)	$ 4,264,140,363
Fidelity Central Funds (cost $251,965,757)	251,965,757
Total Investments (cost $4,398,669,670)		$ 4,516,106,120
Cash		831
Receivable for TBA sale commitments		42,889,223
Interest receivable		26,819,029
Distributions receivable from Fidelity Central Funds		18,142
Total assets		4,585,833,345

Liabilities
Payable for investments purchased
Regular delivery	$ 17,273
Delayed delivery	105,585,246
TBA sale commitments, at value	42,975,660
Payable for fund shares redeemed	383,760
Bi-lateral OTC swaps, at value	193,060
Other payables and accrued expenses	109,084
Collateral on securities loaned, at value	42,726,600
Total liabilities		191,990,683

Net Assets		$ 4,393,842,662
Net Assets consist of:
Paid in capital		$ 4,279,536,440
Undistributed net investment income		2,033,152
Accumulated undistributed net realized gain (loss) on investments		(4,883,883)
Net unrealized appreciation (depreciation) on investments		117,156,953
Net Assets, for 41,179,085 shares outstanding		$ 4,393,842,662
Net Asset Value, offering price and redemption price per share ($4,393,842,662 ÷ 41,179,085 shares)		$ 106.70

Statement of Operations

	Year ended December 31, 2014

Investment Income
Interest		$ 125,373,427
Income from Fidelity Central Funds		259,762
Total income		125,633,189

Expenses
Custodian fees and expenses	$ 74,657
Independent trustees' compensation	17,928
Total expenses before reductions	92,585
Expense reductions	(18,124)	74,461
Net investment income (loss)		125,558,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,632,233
Swaps	(239,995)
Total net realized gain (loss)		18,392,238
Change in net unrealized appreciation (depreciation) on: Investment securities	112,255,504
Swaps	215,501
Delayed delivery commitments	(78,202)
Total change in net unrealized appreciation (depreciation)		112,392,803
Net gain (loss)		130,785,041
Net increase (decrease) in net assets resulting from operations		$ 256,343,769

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,558,728	$ 111,623,482
Net realized gain (loss)	18,392,238	(29,715,704)
Change in net unrealized appreciation (depreciation)	112,392,803	(143,796,025)
Net increase (decrease) in net assets resulting from operations	256,343,769	(61,888,247)
Distributions to shareholders from net investment income	(122,583,776)	(111,480,985)
Distributions to shareholders from net realized gain	-	(47,197,834)
Total distributions	(122,583,776)	(158,678,819)
Share transactions Proceeds from sales of shares	489,849,977	138,326,373
Reinvestment of distributions	122,583,763	158,678,818
Cost of shares redeemed	(298,099,997)	(383,113,369)
Net increase (decrease) in net assets resulting from share transactions	314,333,743	(86,108,178)
Total increase (decrease) in net assets	448,093,736	(306,675,244)

Net Assets
Beginning of period	3,945,748,926	4,252,424,170
End of period (including undistributed net investment income of $2,033,152 and undistributed net investment income of $2,806,305, respectively)	$ 4,393,842,662	$ 3,945,748,926
Other Information Shares
Sold	4,633,829	1,312,355
Issued in reinvestment of distributions	1,157,237	1,501,757
Redeemed	(2,814,399)	(3,663,162)
Net increase (decrease)	2,976,667	(849,050)

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 103.29	$ 108.89	$ 107.64	$ 105.18	$ 104.52
Income from Investment Operations
Net investment income (loss) B	3.178	2.829	3.111	3.817	3.943
Net realized and unrealized gain (loss)	3.336	(4.398)	3.442	4.385	4.424
Total from investment operations	6.514	(1.569)	6.553	8.202	8.367
Distributions from net investment income	(3.104)	(2.826)	(3.056)	(3.851)	(3.947)
Distributions from net realized gain	-	(1.205)	(2.247)	(1.891)	(3.760)
Total distributions	(3.104)	(4.031)	(5.303)	(5.742)	(7.707)
Net asset value, end of period	$ 106.70	$ 103.29	$ 108.89	$ 107.64	$ 105.18
Total ReturnA	6.37%	(1.46)%	6.16%	7.96%	8.12%
Ratios to Average Net AssetsC, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	3.01%	2.68%	2.84%	3.57%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,393,843	$ 3,945,749	$ 4,252,424	$ 3,790,381	$ 3,758,091
Portfolio turnover rateD	151%	333%	291%	302%	230%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar

Not Part of Financial Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 148,679,240
Gross unrealized depreciation	(26,531,318)
Net unrealized appreciation (depreciation) on securities	$ 122,147,922

Tax Cost	$ 4,393,958,198

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (4,366,398)
Net unrealized appreciation (depreciation) on securities and other investments	$ 121,868,337

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years

Not Part of Financial Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (4,366,398)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 122,583,776	$ 114,536,115
Long-term Capital Gains	-	44,142,704
Total	$ 122,583,776	$ 158,678,819

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements

Not Part of Financial Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps(a)	$ (239,995)	$ 215,501

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Not Part of Financial Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Swaps - continued

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $622,628,210 and $254,225,838, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

Not Part of Financial Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $287,628.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $17,928.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $196.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	11.1%
VIP Asset Manager: Growth Portfolio	1.0%
VIP Balanced Portfolio	17.3%
VIP Investment Grade Bond Portfolio	70.6%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Not Part of Financial Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

Not Part of Financial Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Not Part of Financial Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Not Part of Financial Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FIMM, the sub-advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Not Part of Financial Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Not Part of Financial Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIGB-ANN-0215
1.540025.117

Fidelity® Variable Insurance Products:

Investor Freedom® Funds -

Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Investor Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Investor Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom Income PortfolioSM	3.80%	4.94%	4.42%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2005 PortfolioSM	4.25%	6.92%	5.05%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2010 PortfolioSM	4.56%	8.32%	5.76%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2015 PortfolioSM	4.65%	8.61%	5.96%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Investor Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2020 PortfolioSM	4.75%	9.27%	5.96%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2025 PortfolioSM	5.04%	10.40%	6.48%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2030 PortfolioSM	4.83%	10.72%	6.29%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Andrew Dierdorf, Co-Portfolio Manager of VIP Investor Freedom Funds, and Brett Sumsion, who became Co-Portfolio Manager on January 21, 2014: For the 12 months ending December 31, 2014, each VIP Investor Freedom Fund posted a positive absolute return that was consistent with its investment goal. The longer-dated Funds, designed for investors with the longest time horizon until retirement, delivered the highest returns. On a relative basis, each Fund lagged its respective Composite index. (For specific Fund results, please refer to the performance section of this report.) Security selection detracted from the Funds' performance versus their respective Composite benchmarks. Allocation decisions were positive overall: a helpful overweighting in U.S. equities was offset by unfavorable security selection there, as the Funds' U.S. equity-fund holdings, in aggregate, underperformed their asset-class benchmark. In particular, underperformance from VIP Equity-Income Portfolio and VIP Growth & Income Portfolio, the Funds' largest holdings, detracted from results. Positioning in non-U.S. equities and an out-of-benchmark allocation to high-yield debt also detracted. Meanwhile, good results from VIP Emerging Markets Portfolio, which posted a positive return versus the negative result for the non-U.S. equity asset class benchmark, partially offset a disappointing result from VIP Overseas Portfolio. During the period, a number of high-quality growth stocks that VIP Overseas Portfolio has owned for some time, particularly among its Internet-related and e-commerce holdings, gave back some gains from previous periods and hurt performance. The Funds' underlying fixed-income investments, in aggregate, also trailed their asset-class benchmark. Allocations to high-yield debt - intended to diversify the Funds and enhance risk-adjusted returns - detracted from results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
VIP Investor Freedom Income	.00%
Actual		$ 1,000.00	$ 1,005.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2005	.00%
Actual		$ 1,000.00	$ 1,004.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2010	.00%
Actual		$ 1,000.00	$ 1,003.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2015	.00%
Actual		$ 1,000.00	$ 1,002.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2020	.00%
Actual		$ 1,000.00	$ 1,001.40	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2025	.00%
Actual		$ 1,000.00	$ 1,000.90	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2030	.00%
Actual		$ 1,000.00	$ 997.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

VIP Investor Freedom Income Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.2	2.9
VIP Equity-Income Portfolio Investor Class	3.4	3.1
VIP Growth & Income Portfolio Investor Class	3.8	3.5
VIP Growth Portfolio Investor Class	3.3	3.0
VIP Mid Cap Portfolio Investor Class	1.0	0.8
VIP Value Portfolio Investor Class	2.5	2.3
VIP Value Strategies Portfolio Investor Class	1.2	1.1
	18.4	16.7
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.5	1.5
VIP Overseas Portfolio Investor Class R	5.4	5.7
	7.9	7.2
Bond Funds
VIP High Income Portfolio Investor Class	3.8	6.0
VIP Investment Grade Bond Portfolio Investor Class	44.5	40.1
	48.3	46.1
Short-Term Funds
VIP Money Market Portfolio Investor Class	25.4	30.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	18.4%
International Equity Funds	7.9%
Bond Funds	48.3%
Short-Term Funds	25.4%

Six months ago
Domestic Equity Funds	16.7%
International Equity Funds	7.2%
Bond Funds	46.1%
Short-Term Funds	30.0%

Annual Report

VIP Investor Freedom Income Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 18.4%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	57,147	$ 2,126,440
VIP Equity-Income Portfolio Investor Class (b)	92,160	2,228,435
VIP Growth & Income Portfolio Investor Class (b)	122,287	2,532,573
VIP Growth Portfolio Investor Class (b)	34,380	2,176,251
VIP Mid Cap Portfolio Investor Class (b)	16,814	631,043
VIP Value Portfolio Investor Class (b)	102,922	1,648,804
VIP Value Strategies Portfolio Investor Class (b)	53,849	814,189
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,489,307)		12,157,735
International Equity Funds - 7.9%

VIP Emerging Markets Portfolio Investor Class R (b)	185,809	1,685,288
VIP Overseas Portfolio Investor Class R (b)	189,756	3,537,055
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,739,110)		5,222,343
Bond Funds - 48.3%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	454,939	$ 2,502,164
VIP Investment Grade Bond Portfolio Investor Class (b)	2,310,583	29,459,936
TOTAL BOND FUNDS (Cost $31,865,510)		31,962,100
Short-Term Funds - 25.4%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $16,778,684)	16,778,684	16,778,684
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $62,872,611)		66,120,862
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$ 66,120,864
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 1,828,510	$ 607,537	$ 474,081	$ 18,334	$ 2,126,440
VIP Emerging Markets Portfolio Investor Class R	923,538	1,023,997	232,426	5,002	1,685,288
VIP Equity-Income Portfolio Investor Class	1,849,086	649,228	346,333	61,387	2,228,435
VIP Growth & Income Portfolio Investor Class	2,150,832	721,816	532,856	42,217	2,532,573
VIP Growth Portfolio Investor Class	1,906,316	662,658	612,964	2,610	2,176,251
VIP High Income Portfolio Investor Class	3,595,571	1,053,267	2,069,129	147,690	2,502,164
VIP Investment Grade Bond Portfolio Investor Class	23,919,858	9,389,193	4,664,130	635,328	29,459,936
VIP Mid Cap Portfolio Investor Class	544,698	189,887	126,330	1,132	631,043
VIP Money Market Portfolio Investor Class	17,885,497	4,843,826	5,950,640	1,777	16,778,684
VIP Overseas Portfolio Investor Class R	3,538,221	1,130,541	799,325	48,113	3,537,055
VIP Value Portfolio Investor Class	1,389,783	493,548	315,019	20,867	1,648,804
VIP Value Strategies Portfolio Investor Class	682,371	220,987	129,402	7,787	814,189
Total	$ 60,214,281	$ 20,986,485	$ 16,252,635	$ 992,244	$ 66,120,862
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $62,872,611) - See accompanying schedule		$ 66,120,862
Receivable for fund shares sold		34,951
Total assets		66,155,813

Liabilities
Payable for investments purchased	$ 34,922
Payable for fund shares redeemed	27
Total liabilities		34,949

Net Assets		$ 66,120,864
Net Assets consist of:
Paid in capital		$ 63,074,410
Accumulated undistributed net realized gain (loss) on investments		(201,797)
Net unrealized appreciation (depreciation) on investments		3,248,251
Net Assets, for 5,951,016 shares outstanding		$ 66,120,864
Net Asset Value, offering price and redemption price per share ($66,120,864 ÷ 5,951,016 shares)		$ 11.11

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 992,244

Expenses
Independent trustees' compensation	$ 270
Total expenses before reductions	270
Expenses reductions	(270)	0
Net investment income (loss)		992,244
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(108,610)
Capital gain distributions from underlying funds	157,544
Total net realized gain (loss)		48,934
Change in net unrealized appreciation (depreciation) on underlying funds		1,282,078
Net gain (loss)		1,331,012
Net increase (decrease) in net assets resulting from operations		$ 2,323,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 992,244	$ 872,952
Net realized gain (loss)	48,934	606,600
Change in net unrealized appreciation (depreciation)	1,282,078	1,200,525
Net increase (decrease) in net assets resulting from operations	2,323,256	2,680,077
Distributions to shareholders from net investment income	(993,138)	(877,001)
Distributions to shareholders from net realized gain	(582,121)	(356,491)
Total distributions	(1,575,259)	(1,233,492)
Share transactions Proceeds from sales of shares	15,935,125	29,468,306
Reinvestment of distributions	1,575,259	1,233,491
Cost of shares redeemed	(12,351,794)	(10,479,431)
Net increase (decrease) in net assets resulting from share transactions	5,158,590	20,222,366
Total increase (decrease) in net assets	5,906,587	21,668,951

Net Assets
Beginning of period	60,214,277	38,545,326
End of period	$ 66,120,864	$ 60,214,277
Other Information Shares
Sold	1,430,960	2,716,873
Issued in reinvestment of distributions	142,181	113,049
Redeemed	(1,109,644)	(962,614)
Net increase (decrease)	463,497	1,867,308

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.65	$ 10.30	$ 10.40	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.17	.19	.17	.18	.21
Net realized and unrealized gain (loss)	.25	.39	.50	(.02)	.54
Total from investment operations	.42	.58	.67	.16	.75
Distributions from net investment income	(.17)	(.17)	(.16)	(.19)	(.20)
Distributions from net realized gain	(.10)	(.09)	(.16)	(.07)	(.10)
Total distributions	(.28) G	(.26)	(.32)	(.26)	(.30)
Net asset value, end of period	$ 11.11	$ 10.97	$ 10.65	$ 10.30	$ 10.40
Total ReturnA, B	3.80%	5.43%	6.54%	1.54%	7.50%
Ratios to Average Net Assets D, F
Expenses before reductionsE	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.57%	1.77%	1.63%	1.74%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,121	$ 60,214	$ 38,545	$ 30,547	$ 32,467
Portfolio turnover rateD	26%	33%	15%	28%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.170 and distributions from net realized gain of $.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.0	4.9
VIP Equity-Income Portfolio Investor Class	5.2	5.1
VIP Growth & Income Portfolio Investor Class	6.0	5.8
VIP Growth Portfolio Investor Class	5.1	5.0
VIP Mid Cap Portfolio Investor Class	1.4	1.4
VIP Value Portfolio Investor Class	3.8	3.8
VIP Value Strategies Portfolio Investor Class	1.9	1.9
	28.4	27.9
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.6	2.4
VIP Overseas Portfolio Investor Class R	8.8	9.4
	12.4	11.8
Bond Funds
VIP High Income Portfolio Investor Class	3.8	6.2
VIP Investment Grade Bond Portfolio Investor Class	39.3	34.1
	43.1	40.3
Short-Term Funds
VIP Money Market Portfolio Investor Class	16.1	20.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	28.4%
International Equity Funds	12.4%
Bond Funds	43.1%
Short-Term Funds	16.1%

Six months ago
Domestic Equity Funds	27.9%
International Equity Funds	11.8%
Bond Funds	40.3%
Short-Term Funds	20.0%

Annual Report

VIP Investor Freedom 2005 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 28.4%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	30,010	$ 1,116,660
VIP Equity-Income Portfolio Investor Class (b)	48,567	1,174,343
VIP Growth & Income Portfolio Investor Class (b)	64,662	1,339,140
VIP Growth Portfolio Investor Class (b)	18,060	1,143,171
VIP Mid Cap Portfolio Investor Class (b)	8,676	325,610
VIP Value Portfolio Investor Class (b)	53,711	860,451
VIP Value Strategies Portfolio Investor Class (b)	27,850	421,092
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,158,937)		6,380,467
International Equity Funds - 12.4%

VIP Emerging Markets Portfolio Investor Class R (b)	89,400	810,861
VIP Overseas Portfolio Investor Class R (b)	105,881	1,973,630
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,793,772)		2,784,491
Bond Funds - 43.1%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	156,177	$ 858,976
VIP Investment Grade Bond Portfolio Investor Class (b)	691,177	8,812,509
TOTAL BOND FUNDS (Cost $9,651,645)		9,671,485
Short-Term Funds - 16.1%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $3,600,088)	3,600,088	3,600,088
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $21,204,442)		22,436,531
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4)
NET ASSETS - 100%		$ 22,436,527
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 911,805	$ 401,563	$ 287,797	$ 10,135	$ 1,116,660
VIP Emerging Markets Portfolio Investor Class R	454,347	501,154	130,281	2,532	810,861
VIP Equity-Income Portfolio Investor Class	922,167	493,301	287,302	34,044	1,174,343
VIP Growth & Income Portfolio Investor Class	1,074,680	522,053	368,545	23,445	1,339,140
VIP Growth Portfolio Investor Class	952,455	393,134	316,675	1,432	1,143,171
VIP High Income Portfolio Investor Class	1,167,676	424,387	702,784	52,793	858,976
VIP Investment Grade Bond Portfolio Investor Class	6,466,853	3,897,400	1,769,231	197,047	8,812,509
VIP Mid Cap Portfolio Investor Class	277,826	112,027	76,782	616	325,610
VIP Money Market Portfolio Investor Class	3,863,625	1,378,464	1,642,001	389	3,600,088
VIP Overseas Portfolio Investor Class R	1,780,247	815,467	433,007	27,850	1,973,630
VIP Value Portfolio Investor Class	693,182	334,221	213,143	11,578	860,451
VIP Value Strategies Portfolio Investor Class	347,060	137,178	85,538	4,273	421,092
Total	$ 18,911,923	$ 9,410,349	$ 6,313,086	$ 366,134	$ 22,436,531
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $21,204,442) - See accompanying schedule		$ 22,436,531
Receivable for investments sold		198
Total assets		22,436,729

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	200
Total liabilities		202

Net Assets		$ 22,436,527
Net Assets consist of:
Paid in capital		$ 21,355,003
Undistributed net investment income		2,843
Accumulated undistributed net realized gain (loss) on investments		(153,408)
Net unrealized appreciation (depreciation) on investments		1,232,089
Net Assets, for 2,031,096 shares outstanding		$ 22,436,527
Net Asset Value, offering price and redemption price per share ($22,436,527 ÷ 2,031,096 shares)		$ 11.05

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 366,134

Expenses
Independent trustees' compensation	$ 91
Total expenses before reductions	91
Expense reduction	(91)	0
Net investment income (loss)		366,134
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(94,458)
Capital gain distributions from underlying funds	82,908
Total net realized gain (loss)		(11,550)
Change in net unrealized appreciation (depreciation) on underlying funds		521,801
Net gain (loss)		510,251
Net increase (decrease) in net assets resulting from operations		$ 876,385

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 366,134	$ 277,779
Net realized gain (loss)	(11,550)	272,620
Change in net unrealized appreciation (depreciation)	521,801	974,243
Net increase (decrease) in net assets resulting from operations	876,385	1,524,642
Distributions to shareholders from net investment income	(363,292)	(280,823)
Distributions to shareholders from net realized gain	(246,466)	(184,678)
Total distributions	(609,758)	(465,501)
Share transactions Proceeds from sales of shares	7,767,419	8,395,343
Reinvestment of distributions	609,758	465,501
Cost of shares redeemed	(5,119,195)	(5,104,519)
Net increase (decrease) in net assets resulting from share transactions	3,257,982	3,756,325
Total increase (decrease) in net assets	3,524,609	4,815,466

Net Assets
Beginning of period	18,911,918	14,096,452
End of period (including undistributed net investment income of $2,843 and $0, respectively)	$ 22,436,527	$ 18,911,918
Other Information Shares
Sold	700,374	788,377
Issued in reinvestment of distributions	55,338	43,353
Redeemed	(460,420)	(478,541)
Net increase (decrease)	295,292	353,189

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 10.20	$ 9.60	$ 9.85	$ 9.21
Income from Investment Operations
Net investment income (loss) C	.19	.18	.19	.17	.18
Net realized and unrealized gain (loss)	.27	.81	.73	(.17)	.87
Total from investment operations	.46	.99	.92	-G	1.05
Distributions from net investment income	(.18)	(.17)	(.16)	(.19)	(.19)
Distributions from net realized gain	(.14)	(.12)	(.16)	(.07)	(.22)
Total distributions	(.31)H	(.29)	(.32)	(.25)I	(.41)
Net asset value, end of period	$ 11.05	$ 10.90	$ 10.20	$ 9.60	$ 9.85
Total ReturnA, B	4.25%	9.73%	9.61%	.02%	11.41%
Ratios to Average Net AssetsD, F
Expenses before reductionsE	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.71%	1.68%	1.87%	1.72%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,437	$ 18,912	$ 14,096	$ 9,777	$ 10,438
Portfolio turnover rateD	30%	46%	33%	45%	63%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Amount represents less than $.01 per share.

H Total distributions of $.31 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.135 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.067 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.1	5.9
VIP Equity-Income Portfolio Investor Class	6.5	6.3
VIP Growth & Income Portfolio Investor Class	7.3	7.1
VIP Growth Portfolio Investor Class	6.2	6.1
VIP Mid Cap Portfolio Investor Class	1.8	1.7
VIP Value Portfolio Investor Class	4.8	4.6
VIP Value Strategies Portfolio Investor Class	2.3	2.3
	35.0	34.0
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.4	3.1
VIP Overseas Portfolio Investor Class R	10.9	11.5
	15.3	14.6
Bond Funds
VIP High Income Portfolio Investor Class	4.0	6.4
VIP Investment Grade Bond Portfolio Investor Class	35.3	30.4
	39.3	36.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	10.4	14.6
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	35.0%
International Equity Funds	15.3%
Bond Funds	39.3%
Short-Term Funds	10.4%

Six months ago
Domestic Equity Funds	34.0%
International Equity Funds	14.6%
Bond Funds	36.8%
Short-Term Funds	14.6%

Annual Report

VIP Investor Freedom 2010 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 35.0%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	102,803	$ 3,825,297
VIP Equity-Income Portfolio Investor Class (b)	166,143	4,017,342
VIP Growth & Income Portfolio Investor Class (b)	220,864	4,574,085
VIP Growth Portfolio Investor Class (b)	61,425	3,888,196
VIP Mid Cap Portfolio Investor Class (b)	29,899	1,122,098
VIP Value Portfolio Investor Class (b)	185,324	2,968,890
VIP Value Strategies Portfolio Investor Class (b)	96,040	1,452,122
TOTAL DOMESTIC EQUITY FUNDS (Cost $17,596,540)		21,848,030
International Equity Funds - 15.3%

VIP Emerging Markets Portfolio Investor Class R (b)	304,631	2,763,005
VIP Overseas Portfolio Investor Class R (b)	363,825	6,781,699
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $10,152,627)		9,544,704
Bond Funds - 39.3%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	449,613	$ 2,472,873
VIP Investment Grade Bond Portfolio Investor Class (b)	1,726,452	22,012,267
TOTAL BOND FUNDS (Cost $24,489,308)		24,485,140
Short-Term Funds - 10.4%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $6,461,552)	6,461,552	6,461,552
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $58,700,027)		62,339,426
NET OTHER ASSETS (LIABILITIES) - 0.0%		5
NET ASSETS - 100%		$ 62,339,431
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 3,704,040	$ 724,238	$ 905,028	$ 32,987	$ 3,825,297
VIP Emerging Markets Portfolio Investor Class R	1,829,893	1,312,133	338,257	8,246	2,763,005
VIP Equity-Income Portfolio Investor Class	3,723,037	1,012,279	868,656	110,667	4,017,342
VIP Growth & Income Portfolio Investor Class	4,359,163	1,019,725	1,161,150	76,247	4,574,085
VIP Growth Portfolio Investor Class	3,887,719	787,879	1,190,574	4,663	3,888,196
VIP High Income Portfolio Investor Class	3,943,378	799,034	2,202,112	145,961	2,472,873
VIP Investment Grade Bond Portfolio Investor Class	18,992,757	6,649,683	4,235,964	472,648	22,012,267
VIP Mid Cap Portfolio Investor Class	1,130,072	193,885	239,297	2,014	1,122,098
VIP Money Market Portfolio Investor Class	9,536,485	1,494,752	4,569,685	785	6,461,552
VIP Overseas Portfolio Investor Class R	7,256,024	1,769,266	1,575,340	92,249	6,781,699
VIP Value Portfolio Investor Class	2,804,584	651,915	638,790	37,591	2,968,890
VIP Value Strategies Portfolio Investor Class	1,404,092	231,363	256,095	13,889	1,452,122
Total	$ 62,571,244	$ 16,646,152	$ 18,180,948	$ 997,947	$ 62,339,426
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investment in securities, at value (cost $58,700,027) - See accompanying schedule	$ 62,339,426
Cash	6
Receivable for investments sold	15,446
Total assets	62,354,878

Liabilities
Payable for fund shares redeemed	15,447

Net Assets	$ 62,339,431
Net Assets consist of:
Paid in capital	$ 59,018,187
Undistributed net investment income	1,754
Accumulated undistributed net realized gain (loss) on investments	(319,909)
Net unrealized appreciation (depreciation) on investments	3,639,399
Net Assets, for 5,297,991 shares outstanding	$ 62,339,431
Net Asset Value, offering price and redemption price per share ($62,339,431 ÷ 5,297,991 shares)	$ 11.77

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 997,947

Expenses
Independent trustees' compensation	$ 260
Total expenses before reductions	260
Expense reduction	(260)	0
Net investment income (loss)		997,947
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(86,383)
Capital gain distributions from underlying funds	277,327
Total net realized gain (loss)		190,944
Change in net unrealized appreciation (depreciation) on underlying funds		1,389,354
Net gain (loss)		1,580,298
Net increase (decrease) in net assets resulting from operations		$ 2,578,245

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 997,947	$ 1,037,057
Net realized gain (loss)	190,944	1,195,499
Change in net unrealized appreciation (depreciation)	1,389,354	5,236,706
Net increase (decrease) in net assets resulting from operations	2,578,245	7,469,262
Distributions to shareholders from net investment income	(996,193)	(1,045,621)
Distributions to shareholders from net realized gain	(1,033,958)	(733,067)
Total distributions	(2,030,151)	(1,778,688)
Share transactions Proceeds from sales of shares	10,603,953	9,159,310
Reinvestment of distributions	2,030,151	1,778,688
Cost of shares redeemed	(13,414,020)	(8,716,419)
Net increase (decrease) in net assets resulting from share transactions	(779,916)	2,221,579
Total increase (decrease) in net assets	(231,822)	7,912,153

Net Assets
Beginning of period	62,571,253	54,659,100
End of period (including undistributed net investment income of $1,754 and $0, respectively)	$ 62,339,431	$ 62,571,253
Other Information Shares
Sold	895,459	821,710
Issued in reinvestment of distributions	173,322	156,010
Redeemed	(1,144,278)	(773,835)
Net increase (decrease)	(75,497)	203,885

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.64	$ 10.57	$ 9.77	$ 10.06	$ 9.14
Income from Investment Operations
Net investment income (loss) C	.20	.20	.20	.21	.21
Net realized and unrealized gain (loss)	.33	1.21	.95	(.24)	.97
Total from investment operations	.53	1.41	1.15	(.03)	1.18
Distributions from net investment income	(.19)	(.20)	(.20)	(.21)	(.21)
Distributions from net realized gain	(.20)	(.14)	(.15)	(.04)	(.05)
Total distributions	(.40) H	(.34)	(.35)	(.26)G	(.26)
Net asset value, end of period	$ 11.77	$ 11.64	$ 10.57	$ 9.77	$ 10.06
Total ReturnA, B	4.56%	13.41%	11.82%	(.35) %	12.88%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.66%	1.76%	1.88%	2.02%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,339	$ 62,571	$ 54,659	$ 51,167	$ 54,591
Portfolio turnover rate D	27%	23%	21%	24%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.041 per share.

H Total distributions of $.40 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.204 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.0	6.9
VIP Equity-Income Portfolio Investor Class	7.4	7.3
VIP Growth & Income Portfolio Investor Class	8.5	8.3
VIP Growth Portfolio Investor Class	7.2	7.1
VIP Mid Cap Portfolio Investor Class	2.1	2.0
VIP Value Portfolio Investor Class	5.4	5.3
VIP Value Strategies Portfolio Investor Class	2.7	2.6
	40.3	39.5
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.9	3.5
VIP Overseas Portfolio Investor Class R	12.7	13.3
	17.6	16.8
Bond Funds
VIP High Income Portfolio Investor Class	4.0	6.5
VIP Investment Grade Bond Portfolio Investor Class	32.1	27.1
	36.1	33.6
Short-Term Funds
VIP Money Market Portfolio Investor Class	6.0	10.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	40.3%
International Equity Funds	17.6%
Bond Funds	36.1%
Short-Term Funds	6.0%

Six months ago
Domestic Equity Funds	39.5%
International Equity Funds	16.8%
Bond Funds	33.6%
Short-Term Funds	10.1%

Annual Report

VIP Investor Freedom 2015 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 40.3%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	192,500	$ 7,162,928
VIP Equity-Income Portfolio Investor Class (b)	311,981	7,543,694
VIP Growth & Income Portfolio Investor Class (b)	415,483	8,604,648
VIP Growth Portfolio Investor Class (b)	115,708	7,324,301
VIP Mid Cap Portfolio Investor Class (b)	55,921	2,098,701
VIP Value Portfolio Investor Class (b)	345,693	5,538,000
VIP Value Strategies Portfolio Investor Class (b)	179,503	2,714,092
TOTAL DOMESTIC EQUITY FUNDS (Cost $31,853,482)		40,986,364
International Equity Funds - 17.6%

VIP Emerging Markets Portfolio Investor Class R (b)	552,580	5,011,900
VIP Overseas Portfolio Investor Class R (b)	694,470	12,944,925
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $18,146,408)		17,956,825
Bond Funds - 36.1%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	733,002	$ 4,031,513
VIP Investment Grade Bond Portfolio Investor Class (b)	2,563,890	32,689,592
TOTAL BOND FUNDS (Cost $36,771,900)		36,721,105
Short-Term Funds - 6.0%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $6,075,547)	6,075,547	6,075,547
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $92,847,337)		101,739,841
NET OTHER ASSETS (LIABILITIES) - 0.0%		(6)
NET ASSETS - 100%		$ 101,739,835
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 6,800,272	$ 971,081	$ 1,209,431	$ 62,131	$ 7,162,928
VIP Emerging Markets Portfolio Investor Class R	3,387,514	2,072,733	389,795	14,979	5,011,900
VIP Equity-Income Portfolio Investor Class	6,869,108	1,192,133	809,328	208,616	7,543,694
VIP Growth & Income Portfolio Investor Class	8,019,368	1,122,228	1,230,680	143,823	8,604,648
VIP Growth Portfolio Investor Class	7,109,253	1,053,485	1,627,845	8,834	7,324,301
VIP High Income Portfolio Investor Class	6,244,518	1,011,824	3,116,759	237,959	4,031,513
VIP Investment Grade Bond Portfolio Investor Class	25,881,469	9,802,421	3,857,752	710,060	32,689,592
VIP Mid Cap Portfolio Investor Class	2,054,489	278,575	310,965	3,809	2,098,701
VIP Money Market Portfolio Investor Class	9,862,291	1,448,475	5,235,219	848	6,075,547
VIP Overseas Portfolio Investor Class R	13,270,508	2,446,909	1,493,403	176,245	12,944,925
VIP Value Portfolio Investor Class	5,157,500	857,594	778,183	70,506	5,538,000
VIP Value Strategies Portfolio Investor Class	2,564,781	270,939	267,156	26,042	2,714,092
Total	$ 97,221,071	$ 22,528,397	$ 20,326,516	$ 1,663,852	$ 101,739,841
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $92,847,337) - See accompanying schedule		$ 101,739,841
Receivable for investments sold		65,001
Total assets		101,804,842

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	65,005
Total liabilities		65,007

Net Assets		$ 101,739,835
Net Assets consist of:
Paid in capital		$ 93,378,696
Undistributed net investment income		2,361
Accumulated undistributed net realized gain (loss) on investments		(533,726)
Net unrealized appreciation (depreciation) on investments		8,892,504
Net Assets, for 8,750,050 shares outstanding		$ 101,739,835
Net Asset Value, offering price and redemption price per share ($101,739,835 ÷ 8,750,050 shares)		$ 11.63

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 1,663,852

Expenses
Independent trustees' compensation	$ 430
Total expenses before reductions	430
Expense reductions	(430)	0
Net investment income (loss)		1,663,852
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(214,673)
Capital gain distributions from underlying funds	520,334
Total net realized gain (loss)		305,661
Change in net unrealized appreciation (depreciation) on underlying funds		2,532,868
Net gain (loss)		2,838,529
Net increase (decrease) in net assets resulting from operations		$ 4,502,381

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,663,852	$ 1,638,146
Net realized gain (loss)	305,661	1,571,719
Change in net unrealized appreciation (depreciation)	2,532,868	8,665,051
Net increase (decrease) in net assets resulting from operations	4,502,381	11,874,916
Distributions to shareholders from net investment income	(1,659,964)	(1,649,772)
Distributions to shareholders from net realized gain	(1,575,500)	(1,082,834)
Total distributions	(3,235,464)	(2,732,606)
Share transactions Proceeds from sales of shares	13,258,460	17,144,035
Reinvestment of distributions	3,235,463	2,732,606
Cost of shares redeemed	(13,242,070)	(10,799,550)
Net increase (decrease) in net assets resulting from share transactions	3,251,853	9,077,091
Total increase (decrease) in net assets	4,518,770	18,219,401

Net Assets
Beginning of period	97,221,065	79,001,664
End of period (including undistributed net investment income of $2,361 and $0, respectively)	$ 101,739,835	$ 97,221,065
Other Information Shares
Sold	1,142,192	1,564,617
Issued in reinvestment of distributions	279,268	243,678
Redeemed	(1,141,505)	(981,805)
Net increase (decrease)	279,955	826,490

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.48	$ 10.34	$ 9.55	$ 9.87	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.19	.20	.21	.21	.21
Net realized and unrealized gain (loss)	.34	1.27	.94	(.24)	.97
Total from investment operations	.53	1.47	1.15	(.03)	1.18
Distributions from net investment income	(.19)	(.20)	(.20)	(.21)	(.22)
Distributions from net realized gain	(.19)	(.13)	(.16)	(.08)	(.20)
Total distributions	(.38)	(.33)	(.36)	(.29)	(.42)
Net asset value, end of period	$ 11.63	$ 11.48	$ 10.34	$ 9.55	$ 9.87
Total ReturnA, B	4.65%	14.35%	12.10%	(.33)%	13.06%
Ratios to Average Net AssetsD, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.67%	1.86%	2.02%	2.07%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,740	$ 97,221	$ 79,002	$ 67,804	$ 69,259
Portfolio turnover rate D	20%	21%	18%	30%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.8	7.6
VIP Equity-Income Portfolio Investor Class	8.2	8.0
VIP Growth & Income Portfolio Investor Class	9.4	9.1
VIP Growth Portfolio Investor Class	7.9	7.8
VIP Mid Cap Portfolio Investor Class	2.3	2.2
VIP Value Portfolio Investor Class	6.1	5.8
VIP Value Strategies Portfolio Investor Class	3.0	2.8
	44.7	43.3
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	5.4	4.0
VIP Overseas Portfolio Investor Class R	14.0	14.6
	19.4	18.6
Bond Funds
VIP High Income Portfolio Investor Class	4.0	6.7
VIP Investment Grade Bond Portfolio Investor Class	28.4	24.7
	32.4	31.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	3.5	6.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	44.7%
International Equity Funds	19.4%
Bond Funds	32.4%
Short-Term Funds	3.5%

Six months ago
Domestic Equity Funds	43.3%
International Equity Funds	18.6%
Bond Funds	31.4%
Short-Term Funds	6.7%

Annual Report

VIP Investor Freedom 2020 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 44.7%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	403,597	$ 15,017,855
VIP Equity-Income Portfolio Investor Class (b)	652,513	15,777,775
VIP Growth & Income Portfolio Investor Class (b)	868,354	17,983,610
VIP Growth Portfolio Investor Class (b)	241,136	15,263,910
VIP Mid Cap Portfolio Investor Class (b)	117,616	4,414,121
VIP Value Portfolio Investor Class (b)	725,450	11,621,708
VIP Value Strategies Portfolio Investor Class (b)	377,463	5,707,236
TOTAL DOMESTIC EQUITY FUNDS (Cost $68,501,987)		85,786,215
International Equity Funds - 19.4%

VIP Emerging Markets Portfolio Investor Class R (b)	1,135,308	10,297,245
VIP Overseas Portfolio Investor Class R (b)	1,441,566	26,870,793
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $37,611,624)		37,168,038
Bond Funds - 32.4%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	1,408,177	$ 7,744,975
VIP Investment Grade Bond Portfolio Investor Class (b)	4,265,273	54,382,224
TOTAL BOND FUNDS (Cost $62,506,250)		62,127,199
Short-Term Funds - 3.5%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $6,683,032)	6,683,032	6,683,032
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $175,302,893)		191,764,484
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5)
NET ASSETS - 100%		$ 191,764,479
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 12,511,725	$ 2,480,336	$ 1,147,203	$ 129,649	$ 15,017,855
VIP Emerging Markets Portfolio Investor Class R	6,193,977	4,596,724	372,788	30,678	10,297,245
VIP Equity-Income Portfolio Investor Class	12,660,933	3,022,049	446,909	435,045	15,777,775
VIP Growth & Income Portfolio Investor Class	14,767,731	2,924,547	1,078,548	299,777	17,983,610
VIP Growth Portfolio Investor Class	13,066,290	2,543,274	1,879,577	18,305	15,263,910
VIP High Income Portfolio Investor Class	10,519,736	2,674,080	5,195,599	457,146	7,744,975
VIP Investment Grade Bond Portfolio Investor Class	38,622,409	18,648,887	4,229,955	1,170,495	54,382,224
VIP Mid Cap Portfolio Investor Class	3,780,589	806,778	329,388	7,923	4,414,121
VIP Money Market Portfolio Investor Class	10,350,270	3,066,329	6,733,568	954	6,683,032
VIP Overseas Portfolio Investor Class R	24,402,297	6,233,772	1,203,992	365,512	26,870,793
VIP Value Portfolio Investor Class	9,491,884	2,263,769	707,337	147,617	11,621,708
VIP Value Strategies Portfolio Investor Class	4,724,784	886,607	187,859	54,588	5,707,236
Total	$ 161,092,625	$ 50,147,152	$ 23,512,723	$ 3,117,689	$ 191,764,484
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Assets
Investment in securities, at value (cost $175,302,893) - See accompanying schedule	$ 191,764,484
Receivable for investments sold	38,864
Total assets	191,803,348

Liabilities
Payable for fund shares redeemed	38,869

Net Assets	$ 191,764,479
Net Assets consist of:
Paid in capital	$ 176,251,824
Undistributed net investment income	2,447
Accumulated undistributed net realized gain (loss) on investments	(951,383)
Net unrealized appreciation (depreciation) on investments	16,461,591
Net Assets, for 16,487,013 shares outstanding	$ 191,764,479
Net Asset Value, offering price and redemption price per share ($191,764,479 ÷ 16,487,013 shares)	$ 11.63

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 3,117,689

Expenses
Independent trustees' compensation	$ 764
Total expenses before reductions	764
Expense reductions	(764)	0
Net investment income (loss)		3,117,689
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(471,075)
Capital gain distributions from underlying funds	1,055,406
Total net realized gain (loss)		584,331
Change in net unrealized appreciation (depreciation) on underlying funds		4,515,791
Net gain (loss)		5,100,122
Net increase (decrease) in net assets resulting from operations		$ 8,217,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,117,689	$ 2,669,751
Net realized gain (loss)	584,331	2,788,106
Change in net unrealized appreciation (depreciation)	4,515,791	15,648,706
Net increase (decrease) in net assets resulting from operations	8,217,811	21,106,563
Distributions to shareholders from net investment income	(3,115,242)	(2,693,134)
Distributions to shareholders from net realized gain	(2,807,737)	(1,934,772)
Total distributions	(5,922,979)	(4,627,906)
Share transactions Proceeds from sales of shares	34,925,299	31,278,689
Reinvestment of distributions	5,922,978	4,627,906
Cost of shares redeemed	(12,471,254)	(15,018,940)
Net increase (decrease) in net assets resulting from share transactions	28,377,023	20,887,655
Total increase (decrease) in net assets	30,671,855	37,366,312

Net Assets
Beginning of period	161,092,624	123,726,312
End of period (including undistributed net investment income of $2,447 and $0, respectively)	$ 191,764,479	$ 161,092,624
Other Information Shares
Sold	2,995,604	2,878,040
Issued in reinvestment of distributions	510,708	414,433
Redeemed	(1,064,875)	(1,376,924)
Net increase (decrease)	2,441,437	1,915,549

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 10.20	$ 9.31	$ 9.68	$ 8.77
Income from Investment Operations
Net investment income (loss) C	.20	.20	.21	.21	.21
Net realized and unrealized gain (loss)	.34	1.42	1.02	(.32)	1.05
Total from investment operations	.54	1.62	1.23	(.11)	1.26
Distributions from net investment income	(.19)	(.20)	(.21)	(.21)	(.20)
Distributions from net realized gain	(.19)	(.15)	(.14)	(.05)	(.15)
Total distributions	(.38)	(.35)	(.34) G	(.26)	(.35)
Net asset value, end of period	$ 11.63	$ 11.47	$ 10.20	$ 9.31	$ 9.68
Total ReturnA, B	4.75%	15.96%	13.30%	(1.11)%	14.46%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.74%	1.87%	2.13%	2.20%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,764	$ 161,093	$ 123,726	$ 102,875	$ 96,543
Portfolio turnover rate D	13%	22%	18%	16%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.137 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.9	8.8
VIP Equity-Income Portfolio Investor Class	9.3	9.2
VIP Growth & Income Portfolio Investor Class	10.6	10.5
VIP Growth Portfolio Investor Class	9.1	9.1
VIP Mid Cap Portfolio Investor Class	2.6	2.6
VIP Value Portfolio Investor Class	6.9	6.8
VIP Value Strategies Portfolio Investor Class	3.4	3.3
	50.8	50.3
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	6.0	4.6
VIP Overseas Portfolio Investor Class R	16.2	16.9
	22.2	21.5
Bond Funds
VIP High Income Portfolio Investor Class	4.1	6.8
VIP Investment Grade Bond Portfolio Investor Class	21.6	20.4
	25.7	27.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	1.3	1.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	50.8%
International Equity Funds	22.2%
Bond Funds	25.7%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	50.3%
International Equity Funds	21.5%
Bond Funds	27.2%
Short-Term Funds	1.0%

Annual Report

VIP Investor Freedom 2025 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 50.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	334,477	$ 12,445,871
VIP Equity-Income Portfolio Investor Class (b)	539,898	13,054,735
VIP Growth & Income Portfolio Investor Class (b)	719,532	14,901,512
VIP Growth Portfolio Investor Class (b)	200,866	12,714,834
VIP Mid Cap Portfolio Investor Class (b)	96,937	3,638,059
VIP Value Portfolio Investor Class (b)	601,507	9,636,136
VIP Value Strategies Portfolio Investor Class (b)	311,952	4,716,722
TOTAL DOMESTIC EQUITY FUNDS (Cost $53,857,513)		71,107,869
International Equity Funds - 22.2%

VIP Emerging Markets Portfolio Investor Class R (b)	925,236	8,391,890
VIP Overseas Portfolio Investor Class R (b)	1,215,518	22,657,251
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $30,006,527)		31,049,141
Bond Funds - 25.7%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	1,033,372	$ 5,683,544
VIP Investment Grade Bond Portfolio Investor Class (b)	2,376,291	30,297,707
TOTAL BOND FUNDS (Cost $36,290,978)		35,981,251
Short-Term Funds - 1.3%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $1,769,091)	1,769,091	1,769,091
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $121,924,109)		139,907,352
NET OTHER ASSETS (LIABILITIES) - 0.0%		1
NET ASSETS - 100%		$ 139,907,353
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 10,516,884	$ 2,358,125	$ 1,416,101	$ 107,304	$ 12,445,871
VIP Emerging Markets Portfolio Investor Class R	5,230,757	3,786,302	554,360	24,770	8,391,890
VIP Equity-Income Portfolio Investor Class	10,643,828	2,939,123	1,018,512	359,329	13,054,735
VIP Growth & Income Portfolio Investor Class	12,419,336	2,892,318	1,581,045	247,488	14,901,512
VIP Growth Portfolio Investor Class	10,975,652	2,629,622	2,158,484	15,151	12,714,834
VIP High Income Portfolio Investor Class	7,602,691	2,209,845	3,949,799	332,680	5,683,544
VIP Investment Grade Bond Portfolio Investor Class	21,475,869	10,258,889	2,225,964	644,003	30,297,707
VIP Mid Cap Portfolio Investor Class	3,157,396	707,998	362,604	6,531	3,638,059
VIP Money Market Portfolio Investor Class	5	2,672,873	903,788	95	1,769,091
VIP Overseas Portfolio Investor Class R	20,461,266	5,797,630	1,500,540	302,968	22,657,251
VIP Value Portfolio Investor Class	7,973,371	2,004,007	832,425	121,950	9,636,136
VIP Value Strategies Portfolio Investor Class	3,949,942	845,955	325,118	45,114	4,716,722
Total	$ 114,406,997	$ 39,102,687	$ 16,828,740	$ 2,207,383	$ 139,907,352
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $121,924,109) - See accompanying schedule		$ 139,907,352
Receivable for fund shares sold		15,041
Total assets		139,922,393

Liabilities
Payable for investments purchased	$ 14,972
Payable for fund shares redeemed	68
Total liabilities		15,040

Net Assets		$ 139,907,353
Net Assets consist of:
Paid in capital		$ 122,488,089
Accumulated undistributed net realized gain (loss) on investments		(563,979)
Net unrealized appreciation (depreciation) on investments		17,983,243
Net Assets, for 11,332,207 shares outstanding		$ 139,907,353
Net Asset Value, offering price and redemption price per share ($139,907,353 ÷ 11,332,207 shares)		$ 12.35

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 2,207,383

Expenses
Independent trustees' compensation	$ 550
Total expenses before reductions	550
Expenses reductions	(550)	0
Net investment income (loss)		2,207,383
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(207,002)
Capital gain distributions from underlying funds	873,955
Total net realized gain (loss)		666,953
Change in net unrealized appreciation (depreciation) on underlying funds		3,437,611
Net gain (loss)		4,104,564
Net increase (decrease) in net assets resulting from operations		$ 6,311,947

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,207,383	$ 1,936,761
Net realized gain (loss)	666,953	1,994,053
Change in net unrealized appreciation (depreciation)	3,437,611	12,823,189
Net increase (decrease) in net assets resulting from operations	6,311,947	16,754,003
Distributions to shareholders from net investment income	(2,209,226)	(1,950,892)
Distributions to shareholders from net realized gain	(2,227,137)	(1,204,571)
Total distributions	(4,436,363)	(3,155,463)
Share transactions Proceeds from sales of shares	29,053,993	30,370,562
Reinvestment of distributions	4,436,363	3,155,463
Cost of shares redeemed	(9,865,585)	(5,104,660)
Net increase (decrease) in net assets resulting from share transactions	23,624,771	28,421,365
Total increase (decrease) in net assets	25,500,355	42,019,905

Net Assets
Beginning of period	114,406,998	72,387,093
End of period	$ 139,907,353	$ 114,406,998
Other Information Shares
Sold	2,366,320	2,662,862
Issued in reinvestment of distributions	360,288	266,775
Redeemed	(801,217)	(447,523)
Net increase (decrease)	1,925,391	2,482,114

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.16	$ 10.45	$ 9.36	$ 9.83	$ 8.73
Income from Investment Operations
Net investment income (loss) C	.21	.24	.24	.22	.21
Net realized and unrealized gain (loss)	.40	1.83	1.16	(.44)	1.17
Total from investment operations	.61	2.07	1.40	(.22)	1.38
Distributions from net investment income	(.20)	(.21)	(.21)	(.21)	(.20)
Distributions from net realized gain	(.22)	(.15)	(.10)	(.04)	(.08)
Total distributions	(.42)	(.36)	(.31)	(.25)	(.28)
Net asset value, end of period	$ 12.35	$ 12.16	$ 10.45	$ 9.36	$ 9.83
Total ReturnA, B	5.04%	19.95%	15.05%	(2.28) %	15.80%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.71%	2.09%	2.33%	2.26%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,907	$ 114,407	$ 72,387	$ 52,278	$ 44,530
Portfolio turnover rate D	13%	15%	13%	15%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	10.6	10.4
VIP Equity-Income Portfolio Investor Class	11.1	10.9
VIP Growth & Income Portfolio Investor Class	12.7	12.4
VIP Growth Portfolio Investor Class	10.8	10.7
VIP Mid Cap Portfolio Investor Class	3.1	3.0
VIP Value Portfolio Investor Class	8.2	7.9
VIP Value Strategies Portfolio Investor Class	4.0	3.9
	60.5	59.2
International Equity Funds
VIP Emerging Markets Portfolio Investor Class R	7.0	5.5
VIP Overseas Portfolio Investor Class R	19.2	20.0
	26.2	25.5
Bond Funds
VIP High Income Portfolio Investor Class	4.0	6.9
VIP Investment Grade Bond Portfolio Investor Class	9.3	8.4
	13.3	15.3
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.0	0.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	60.5%
International Equity Funds	26.2%
Bond Funds	13.3%
Short-Term Funds	0.0%

Six months ago
Domestic Equity Funds	59.2%
International Equity Funds	25.5%
Bond Funds	15.3%

Annual Report

VIP Investor Freedom 2030 Portfolio

Investments December 31, 2014

Showing Percentage of Net Assets

Domestic Equity Funds - 60.5%
	Shares	Value
VIP Contrafund Portfolio Investor Class (b)	374,257	$ 13,926,089
VIP Equity-Income Portfolio Investor Class (b)	605,065	14,630,477
VIP Growth & Income Portfolio Investor Class (b)	805,716	16,686,385
VIP Growth Portfolio Investor Class (b)	224,005	14,179,513
VIP Mid Cap Portfolio Investor Class (b)	109,359	4,104,227
VIP Value Portfolio Investor Class (b)	671,400	10,755,834
VIP Value Strategies Portfolio Investor Class (b)	349,135	5,278,922
TOTAL DOMESTIC EQUITY FUNDS (Cost $63,698,417)		79,561,447
International Equity Funds - 26.2%

VIP Emerging Markets Portfolio Investor Class R (b)	1,004,579	9,111,528
VIP Overseas Portfolio Investor Class R (b)	1,354,866	25,254,705
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $34,145,858)		34,366,233
Bond Funds - 13.3%
	Shares	Value
VIP High Income Portfolio Investor Class (b)	958,350	$ 5,270,926
VIP Investment Grade Bond Portfolio Investor Class (b)	958,437	12,220,075
TOTAL BOND FUNDS (Cost $17,806,218)		17,491,001
Short-Term Funds - 0.0%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $6,530)	6,530	6,530
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $115,657,023)		131,425,211
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4)
NET ASSETS - 100%		$ 131,425,207
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 12,030,459	$ 2,245,690	$ 1,459,377	$ 120,478	$ 13,926,089
VIP Emerging Markets Portfolio Investor Class R	5,978,050	4,061,422	861,519	27,089	9,111,528
VIP Equity-Income Portfolio Investor Class	12,205,231	3,021,287	1,145,930	403,564	14,630,477
VIP Growth & Income Portfolio Investor Class	14,215,080	2,897,836	1,737,027	279,127	16,686,385
VIP Growth Portfolio Investor Class	12,535,331	2,444,620	2,230,812	17,004	14,179,513
VIP High Income Portfolio Investor Class	7,508,823	1,870,334	3,951,551	311,115	5,270,926
VIP Investment Grade Bond Portfolio Investor Class	6,049,929	6,736,757	825,980	263,893	12,220,075
VIP Mid Cap Portfolio Investor Class	3,592,490	733,166	367,480	7,393	4,104,227
VIP Money Market Portfolio Investor Class	-	99,331	92,800	1	6,530
VIP Overseas Portfolio Investor Class R	23,409,916	5,673,258	1,412,598	342,950	25,254,705
VIP Value Portfolio Investor Class	9,125,369	2,215,237	1,139,698	137,444	10,755,834
VIP Value Strategies Portfolio Investor Class	4,506,694	775,694	277,162	50,491	5,278,922
Total	$ 111,157,372	$ 32,774,632	$ 15,501,934	$ 1,960,549	$ 131,425,211
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (cost $115,657,023) - See accompanying schedule		$ 131,425,211
Receivable for investments sold		23,351
Total assets		131,448,562

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	23,353
Total liabilities		23,355

Net Assets		$ 131,425,207
Net Assets consist of:
Paid in capital		$ 116,189,735
Accumulated undistributed net realized gain (loss) on investments		(532,716)
Net unrealized appreciation (depreciation) on investments		15,768,188
Net Assets, for 10,978,446 shares outstanding		$ 131,425,207
Net Asset Value, offering price and redemption price per share ($131,425,207 ÷ 10,978,446 shares)		$ 11.97

Statement of Operations

	Year ended December 31, 2014

Investment Income
Income distributions from underlying funds		$ 1,960,549

Expenses
Independent trustees' compensation	$ 529
Total expenses before reductions	529
Expenses reductions	(529)	0
Net investment income (loss)		1,960,549
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(209,209)
Capital gain distributions from underlying funds	977,794
Total net realized gain (loss)		768,585
Change in net unrealized appreciation (depreciation) on underlying funds		3,205,313
Net gain (loss)		3,973,898
Net increase (decrease) in net assets resulting from operations		$ 5,934,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,960,549	$ 1,709,521
Net realized gain (loss)	768,585	2,038,180
Change in net unrealized appreciation (depreciation)	3,205,313	13,671,862
Net increase (decrease) in net assets resulting from operations	5,934,447	17,419,563
Distributions to shareholders from net investment income	(1,957,068)	(1,740,415)
Distributions to shareholders from net realized gain	(2,273,757)	(1,263,165)
Total distributions	(4,230,825)	(3,003,580)
Share transactions Proceeds from sales of shares	23,492,280	32,221,718
Reinvestment of distributions	4,230,825	3,003,580
Cost of shares redeemed	(9,158,880)	(6,094,311)
Net increase (decrease) in net assets resulting from share transactions	18,564,225	29,130,987
Total increase (decrease) in net assets	20,267,847	43,546,970

Net Assets
Beginning of period	111,157,360	67,610,390
End of period	$ 131,425,207	$ 111,157,360
Other Information Shares
Sold	1,968,586	2,942,684
Issued in reinvestment of distributions	354,225	262,749
Redeemed	(757,636)	(550,526)
Net increase (decrease)	1,565,175	2,654,907

Financial Highlights

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.81	$ 10.00	$ 8.92	$ 9.41	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.19	.21	.22	.20	.19
Net realized and unrealized gain (loss)	.38	1.95	1.16	(.46)	1.15
Total from investment operations	.57	2.16	1.38	(.26)	1.34
Distributions from net investment income	(.18)	(.19)	(.21)	(.20)	(.18)
Distributions from net realized gain	(.22)	(.16)	(.09)	(.03)	(.13)
Total distributions	(.41) G	(.35)	(.30)	(.23)	(.31)
Net asset value, end of period	$ 11.97	$ 11.81	$ 10.00	$ 8.92	$ 9.41
Total ReturnA, B	4.83%	21.72%	15.50%	(2.78) %	16.12%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.58%	1.94%	2.28%	2.16%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,425	$ 111,157	$ 67,610	$ 51,478	$ 46,070
Portfolio turnover rate D	13%	27%	14%	14%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

G Total distributions of $.41 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.224 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$ 63,065,846	$ 3,591,575	$ (536,559)	$ 3,055,016
VIP Investor Freedom 2005	21,353,120	1,477,511	(394,100)	1,083,411
VIP Investor Freedom 2010	58,988,572	4,941,022	(1,590,168)	3,350,854
VIP Investor Freedom 2015	93,352,062	10,573,706	(2,185,927)	8,387,779
VIP Investor Freedom 2020	176,124,211	19,945,169	(4,304,896)	15,640,273
VIP Investor Freedom 2025	122,509,652	19,619,146	(2,221,446)	17,397,700
VIP Investor Freedom 2030	116,236,207	17,898,808	(2,709,804)	15,189,004

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income	$ 3,498	$ (12,060)	$ 3,055,016
VIP Investor Freedom 2005	3,053	(4,940)	1,083,411
VIP Investor Freedom 2010	2,969	(32,579)	3,350,854
VIP Investor Freedom 2015	2,361	(29,001)	8,387,779
VIP Investor Freedom 2020	13,194	(140,811)	15,640,273
VIP Investor Freedom 2025	21,564	-	17,397,700
VIP Investor Freedom 2030	46,468	-	15,189,004

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Long-term
VIP Investor Freedom Income	$ (12,060)
VIP Investor Freedom 2005	(4,940)
VIP Investor Freedom 2010	(32,579)
VIP Investor Freedom 2015	(29,001)
VIP Investor Freedom 2020	(140,811)

The tax character of distributions paid was as follows:

December 31, 2014	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 1,115,451	$ 459,808	$ 1,575,259
VIP Investor Freedom 2005	433,543	176,215	609,758
VIP Investor Freedom 2010	1,284,912	745,239	2,030,151
VIP Investor Freedom 2015	2,140,713	1,094,751	3,235,464
VIP Investor Freedom 2020	4,031,876	1,891,102	5,922,978
VIP Investor Freedom 2025	3,026,640	1,409,723	4,436,363
VIP Investor Freedom 2030	2,860,330	1,370,495	4,230,825
December 31, 2013	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 1,018,212	$ 215,280	$ 1,233,492
VIP Investor Freedom 2005	359,192	106,309	465,501
VIP Investor Freedom 2010	1,392,529	386,159	1,778,688
VIP Investor Freedom 2015	2,103,619	628,987	2,732,606
VIP Investor Freedom 2020	3,527,780	1,100,126	4,627,906
VIP Investor Freedom 2025	2,565,746	589,717	3,155,463
VIP Investor Freedom 2030	2,420,697	582,883	3,003,580

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	20,986,485	16,252,635
VIP Investor Freedom 2005	9,410,349	6,313,086
VIP Investor Freedom 2010	16,646,152	18,180,948
VIP Investor Freedom 2015	22,528,397	20,326,516
VIP Investor Freedom 2020	50,147,152	23,512,723
VIP Investor Freedom 2025	39,102,687	16,828,740
VIP Investor Freedom 2030	32,774,632	15,501,934

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Other. During the period the following Funds were reimbursed by the investment adviser for certain losses:

VIP Investor Freedom Income	$ 743
VIP Investor Freedom 2015	1,306
VIP Investor Freedom 2020	7,293
VIP Investor Freedom 2025	4,200
VIP Investor Freedom 2030	955

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Investor Freedom Income	0%	$ 270
VIP Investor Freedom 2005	0%	91
VIP Investor Freedom 2010	0%	260
VIP Investor Freedom 2015	0%	430
VIP Investor Freedom 2020	0%	764
VIP Investor Freedom 2025	0%	550
VIP Investor Freedom 2030	0%	529

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, and VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds), each a fund of Variable Insurance Products V Trust at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' Management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Investor Freedom Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Investor Freedom Fund's activities, review contractual arrangements with companies that provide services to each VIP Investor Freedom Fund, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Investor Freedom Fund's performance. If the interests of a VIP Investor Freedom Fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Investor Freedom Funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Mr. Curvey oversees 407 funds. Ms. Acton and Mr. Engler each oversees 215 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2007 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income Portfolio	02/13/2015	02/13/2015	$0.000	$0.002
VIP Investor Freedom 2005 Portfolio	02/13/2015	02/13/2015	$0.003	$0.000
VIP Investor Freedom 2010 Portfolio	02/13/2015	02/13/2015	$0.001	$0.001
VIP Investor Freedom 2015 Portfolio	02/13/2015	02/13/2015	$0.002	$0.000
VIP Investor Freedom 2020 Portfolio	02/13/2015	02/13/2015	$0.001	$0.001
VIP Investor Freedom 2025 Portfolio	02/13/2015	02/13/2015	$0.000	$0.003
VIP Investor Freedom 2030 Portfolio	02/13/2015	02/13/2015	$0.000	$0.006

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	6.93%
VIP Investor Freedom 2005 Portfolio	5.26%
VIP Investor Freedom 2010 Portfolio	4.19%
VIP Investor Freedom 2015 Portfolio	3.69%
VIP Investor Freedom 2020 Portfolio	3.19%
VIP Investor Freedom 2025 Portfolio	2.29%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2014	December 2014
VIP Investor Freedom Income Portfolio	9%	14%
VIP Investor Freedom 2005 Portfolio	8%	19%
VIP Investor Freedom 2010 Portfolio	1%	22%
VIP Investor Freedom 2015 Portfolio	4%	25%
VIP Investor Freedom 2020 Portfolio	12%	27%
VIP Investor Freedom 2025 Portfolio	0%	29%
VIP Investor Freedom 2030 Portfolio	0%	35%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/29/2014	$0.0106	$0.0013
VIP Investor Freedom 2005 Portfolio	12/29/2014	$0.0169	$0.0020
VIP Investor Freedom 2010 Portfolio	12/29/2014	$0.0224	$0.0027
VIP Investor Freedom 2015 Portfolio	12/29/2014	$0.0256	$0.0030
VIP Investor Freedom 2020 Portfolio	12/29/2014	$0.0282	$0.0033
VIP Investor Freedom 2025 Portfolio	12/29/2014	$0.0341	$0.0040
VIP Investor Freedom 2030 Portfolio	12/29/2014	$0.0395	$0.0045

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each fund in January 2014 and March 2014.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests, and that information about such expenses is disclosed in the funds' prospectus. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

Annual Report

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Annual Report

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Administrator

Fidelity Management & Research Company
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIFF-ANN-0215
1.814507.109

Fidelity® Variable Insurance Products:
Strategic Income Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Strategic Income Portfolio - Initial Class	3.60%	5.67%	6.09%
VIP Strategic Income Portfolio - Service Class	3.51%	5.55%	5.99%
VIP Strategic Income Portfolio - Service Class 2	3.37%	5.40%	5.83%
VIP Strategic Income Portfolio - Investor Class A	3.58%	5.64%	6.05%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Joanna Bewick, Lead Portfolio Manager of VIP Strategic Income Portfolio: For the year, the fund's share classes outperformed the 3.20% result for the Fidelity Strategic Income Composite IndexSM. (For specific portfolio results, please refer to the performance section of this report).Versus the index, an underweighting in foreign developed-markets debt proved a plus when these securities declined during the year, while our overweighting in EM bonds during the first half of the year had a modest positive effect on overall results. Security selection in the high-yield sleeve was by far the biggest contributor to the fund's relative return. Much of the subportfolio's outperformance came from positioning in energy, along with solid security selection in air transportation and technology. The U.S. government bond sleeve and the developed-markets debt subportfolio also outperformed their respective indexes and lifted the fund's relative result. On the flip side, the EM debt sleeve struggled due to its positioning in Venezuela. A rally in Venezuela's bond prices, which benefited the subportfolio in the first half of the year, reversed sharply later in 2014 due to local political issues and a subsequent collapse in the price of oil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.68%
Actual		$ 1,000.00	$ 979.20	$ 3.39
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 979.10	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 978.40	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.71%
Actual		$ 1,000.00	$ 979.70	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Top Five Holdings as of December 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	18.9	17.9
Buoni Poliennali del Tesoro	2.6	3.1
Canadian Government	2.0	2.3
Japan Government	1.8	2.3
Freddie Mac	1.6	1.7
	26.9
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	9.9	9.6
Consumer Discretionary	9.7	8.9
Energy	6.0	6.7
Telecommunication Services	5.5	6.1
Industrials	4.5	4.1
Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
U.S. Government and U.S. Government Agency Obligations† 24.6%	U.S. Government and U.S. Government Agency Obligations† 24.7%
AAA,AA,A 9.3%	AAA,AA,A 9.8%
BBB 9.8%	BBB 11.6%
BB 17.2%	BB 18.1%
B 17.1%	B 17.1%
CCC,CC,C 6.3%	CCC,CC,C 7.9%
D 0.0%	D 0.0%
Not Rated 3.9%	Not Rated 5.8%
Other Investments 4.8%	Other Investments 0.9%
Short-Term Investments and Net Other Assets 7.0%	Short-Term Investments and Net Other Assets 4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Preferred Securities 2.3%	Preferred Securities 2.0%
Corporate Bonds 37.6%	Corporate Bonds 41.7%
U.S. Government and U.S. Government Agency Obligations† 24.6%	U.S. Government and U.S. Government Agency Obligations† 24.7%
Foreign Government & Government Agency Obligations 17.8%	Foreign Government & Government Agency Obligations 23.2%
Bank Loan Obligations 5.8%	Bank Loan Obligations 3.2%
Stocks 4.8%	Stocks 0.9%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets (Liabilities) 7.0%	Short-Term Investments and Net Other Assets (Liabilities) 4.1%

* Foreign investments	33.7%	** Foreign investments	38.5%
* Futures and Swaps	1.3%	** Futures and Swaps	1.1%
† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 37.6%
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.7%
AA Bond Co. Ltd.:
3.781% 7/31/43 (Reg S.)	GBP	700,000	$ 1,129,358
4.7201% 7/31/18 (Reg. S)	GBP	300,000	500,406
Affinia Group, Inc. 7.75% 5/1/21		$ 110,000	113,300
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (f)(j)		240,000	26,400
Chassix, Inc. 9.25% 8/1/18 (f)		850,000	573,750
Dana Holding Corp.:
5.375% 9/15/21		380,000	391,400
6% 9/15/23		380,000	397,100
6.75% 2/15/21		1,105,000	1,168,538
Delphi Corp. 5% 2/15/23		953,000	1,017,308
Exide Technologies 8.625% 2/1/18 (c)		1,190,000	58,013
International Automotive Components Group SA 9.125% 6/1/18 (f)		495,000	516,038
Lear Corp. 4.75% 1/15/23		665,000	663,338
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (f)(j)		375,000	386,250
6.75% 11/15/22 pay-in-kind (f)(j)		495,000	517,275
Tenneco, Inc. 6.875% 12/15/20		545,000	576,338
			8,034,812
Automobiles - 0.2%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19		900,000	946,125
8.25% 6/15/21		900,000	996,750
General Motors Financial Co., Inc. 4.25% 5/15/23		270,000	275,370
			2,218,245
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (f)		160,000	160,800
LKQ Corp. 4.75% 5/15/23		115,000	110,400
			271,200
Diversified Consumer Services - 0.2%
Laureate Education, Inc. 9.75% 9/1/19 (f)(j)		2,490,000	2,564,700
Hotels, Restaurants & Leisure - 1.2%
24 Hour Holdings III LLC 8% 6/1/22 (f)		220,000	176,000
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (f)	BRL	2,150,000	762,311
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (f)		3,140,000	2,763,200

		Principal Amount (d)	Value
Choice Hotels International, Inc. 5.75% 7/1/22		$ 145,000	$ 155,513
FelCor Lodging LP 5.625% 3/1/23		440,000	435,600
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18		210,000	214,725
4.875% 11/1/20		545,000	551,813
5.375% 11/1/23		430,000	445,050
Graton Economic Development Authority 9.625% 9/1/19 (f)		1,080,000	1,179,900
Landry's Acquisition Co. 9.375% 5/1/20 (f)		95,000	100,700
MCE Finance Ltd. 5% 2/15/21 (f)		1,175,000	1,098,625
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (f)(j)		125,000	121,875
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind		317,080	343,239
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (f)		100,000	101,500
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (f)		220,000	215,600
11% 10/1/21 (f)		1,051,000	956,410
Playa Resorts Holding BV 8% 8/15/20 (f)		1,640,000	1,635,900
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		460,000	457,700
Scientific Games Corp. 10% 12/1/22 (f)		1,145,000	1,049,106
Six Flags Entertainment Corp. 5.25% 1/15/21 (f)		785,000	785,000
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/49 (c)(f)		29,315	0
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25% 5/30/23 (f)		290,000	275,500
5.375% 3/15/22		730,000	740,950
			14,566,217
Household Durables - 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)		335,000	348,400
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)		740,000	773,300
D.R. Horton, Inc.:
4.375% 9/15/22		565,000	553,700
4.75% 2/15/23		280,000	278,600
5.75% 8/15/23		255,000	270,300
Lennar Corp. 4.5% 11/15/19		425,000	421,813
Reliance Intermediate Holdings LP 9.5% 12/15/19 (f)		485,000	508,232
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		$ 2,555,000	$ 2,618,875
6.875% 2/15/21		565,000	589,719
7.125% 4/15/19		1,185,000	1,224,994
8.25% 2/15/21		625,000	640,625
8.5% 5/15/18 (e)		45,000	45,900
9% 4/15/19		505,000	522,675
9.875% 8/15/19		405,000	429,300
Springs Industries, Inc. 6.25% 6/1/21		160,000	156,400
Standard Pacific Corp.:
8.375% 5/15/18		220,000	248,600
8.375% 1/15/21		420,000	475,650
Tempur Sealy International, Inc. 6.875% 12/15/20		210,000	223,125
Toll Brothers Finance Corp.:
4.375% 4/15/23		866,000	848,680
5.875% 2/15/22		565,000	603,138
William Lyon Homes, Inc. 8.5% 11/15/20		250,000	269,375
			12,051,401
Internet & Catalog Retail - 0.0%
Netflix, Inc. 5.375% 2/1/21 (f)		420,000	436,800
Media - 3.4%
Altice SA 7.75% 5/15/22 (f)		3,075,000	3,080,766
AMC Networks, Inc. 4.75% 12/15/22		320,000	310,400
Anna Merger Sub, Inc. 7.75% 10/1/22 (f)		790,000	799,875
British Sky Broadcasting Group PLC 1.5% 9/15/21 (Reg. S)	EUR	1,000,000	1,230,948
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22 (f)		115,000	115,863
5.625% 2/15/24 (f)		125,000	125,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		1,565,000	1,529,788
5.25% 3/15/21		520,000	523,900
5.25% 9/30/22		740,000	738,150
5.75% 9/1/23		500,000	506,250
5.75% 1/15/24		555,000	560,550
6.5% 4/30/21		935,000	981,750
6.625% 1/31/22		820,000	871,250
7.375% 6/1/20		555,000	588,300
CCOH Safari LLC:
5.5% 12/1/22		565,000	573,475

		Principal Amount (d)	Value
5.75% 12/1/24		$ 565,000	$ 571,356
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)		660,000	683,100
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)		1,490,000	1,445,300
Cinemark U.S.A., Inc.:
4.875% 6/1/23		525,000	496,125
5.125% 12/15/22		155,000	151,513
Clear Channel Communications, Inc. 14% 2/1/21 pay-in-kind (j)		560,705	452,302
DISH DBS Corp.:
5% 3/15/23		1,481,000	1,432,868
5.125% 5/1/20		50,000	50,375
5.875% 7/15/22		1,595,000	1,634,875
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (f)		245,000	251,125
Gannett Co., Inc.:
4.875% 9/15/21 (f)		410,000	406,925
5.5% 9/15/24 (f)		410,000	411,025
Liberty Media Corp.:
8.25% 2/1/30		1,295,000	1,398,600
8.5% 7/15/29		230,000	251,850
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21		1,560,000	1,723,800
MDC Partners, Inc. 6.75% 4/1/20 (f)		595,000	612,850
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (f)(j)		955,000	931,125
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (f)		295,000	296,475
Numericable Group SA:
4.875% 5/15/19 (f)		820,000	812,825
6% 5/15/22 (f)		3,445,000	3,463,948
6.25% 5/15/24 (f)		3,680,000	3,707,600
Quebecor Media, Inc. 5.75% 1/15/23		790,000	807,775
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)		315,000	324,450
Regal Entertainment Group 5.75% 6/15/23		1,015,000	949,025
Sinclair Television Group, Inc. 5.375% 4/1/21		520,000	516,100
Sirius XM Radio, Inc.:
4.25% 5/15/20 (f)		650,000	640,250
4.625% 5/15/23 (f)		260,000	243,100
5.25% 8/15/22 (f)		750,000	787,500
Sky PLC 2.5% 9/15/26 (Reg. S)	EUR	650,000	831,137
Starz LLC/Starz Finance Corp. 5% 9/15/19		440,000	443,300
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		800,000	828,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (f)		$ 575,000	$ 600,875
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (f)(j)		120,000	120,600
WMG Acquisition Corp.:
5.625% 4/15/22 (f)		115,000	108,100
6.75% 4/15/22 (f)		465,000	408,038
			41,331,502
Specialty Retail - 0.2%
CST Brands, Inc. 5% 5/1/23		140,000	141,400
HT Intermediate Holdings Corp. 12% 5/15/19 pay-in-kind (f)(j)		265,000	270,300
Jaguar Land Rover PLC 4.25% 11/15/19 (f)		565,000	566,413
L Brands, Inc. 5.625% 10/15/23		520,000	561,600
L Brands, Inc. 5.625% 2/15/22		685,000	736,375
Sally Holdings LLC 6.875% 11/15/19		325,000	345,313
Sonic Automotive, Inc. 5% 5/15/23		85,000	82,450
The Men's Wearhouse, Inc. 7% 7/1/22 (f)		200,000	205,500
			2,909,351
Textiles, Apparel & Luxury Goods - 0.1%
Polymer Group, Inc.:
6.875% 6/1/19 (f)		215,000	206,400
7.75% 2/1/19		121,000	125,386
PVH Corp. 4.5% 12/15/22		1,137,000	1,122,788
			1,454,574
TOTAL CONSUMER DISCRETIONARY			85,838,802
CONSUMER STAPLES - 1.2%
Beverages - 0.1%
Constellation Brands, Inc.:
3.875% 11/15/19		415,000	418,113
4.75% 11/15/24		560,000	567,000
			985,113
Food & Staples Retailing - 0.3%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (f)(j)		290,000	217,500
9.25% 2/15/19 (f)		295,000	271,400
ESAL GmbH 6.25% 2/5/23 (f)		1,075,000	1,018,563
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (f)		155,000	151,125
Rite Aid Corp.:
6.75% 6/15/21		1,470,000	1,517,775

		Principal Amount (d)	Value
9.25% 3/15/20		$ 360,000	$ 392,850
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (f)		152,000	165,680
			3,734,893
Food Products - 0.4%
B&G Foods, Inc. 4.625% 6/1/21		565,000	551,497
Barry Callebaut Services NV 5.5% 6/15/23 (f)		635,000	676,688
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)		590,000	616,550
H.J. Heinz Co. 4.25% 10/15/20		1,040,000	1,050,400
JBS Investments GmbH 7.25% 4/3/24 (f)		765,000	757,350
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (f)		350,000	360,500
8.25% 2/1/20 (f)		330,000	347,325
Post Holdings, Inc.:
6% 12/15/22 (f)		290,000	271,875
7.375% 2/15/22		370,000	370,000
TreeHouse Foods, Inc. 4.875% 3/15/22		200,000	202,500
			5,204,685
Household Products - 0.1%
Spectrum Brands Holdings, Inc.:
6.375% 11/15/20		850,000	886,125
6.625% 11/15/22		175,000	185,063
			1,071,188
Personal Products - 0.2%
Elizabeth Arden, Inc. 7.375% 3/15/21		135,000	123,863
First Quality Finance Co., Inc. 4.625% 5/15/21 (f)		135,000	123,525
Prestige Brands, Inc.:
5.375% 12/15/21 (f)		725,000	712,313
8.125% 2/1/20		75,000	79,875
Revlon Consumer Products Corp. 5.75% 2/15/21		1,979,000	1,979,000
			3,018,576
Tobacco - 0.1%
Imperial Tobacco Finance 3.375% 2/26/26 (Reg. S)	EUR	650,000	890,512
TOTAL CONSUMER STAPLES			14,904,967
ENERGY - 5.4%
Energy Equipment & Services - 0.4%
Basic Energy Services, Inc. 7.75% 10/15/22		375,000	281,250
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22 (f)		395,000	339,700
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
ENERGY - continued
Energy Equipment & Services - continued
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22 (f)		$ 385,000	$ 327,250
Forbes Energy Services Ltd. 9% 6/15/19		350,000	210,000
Forum Energy Technologies, Inc. 6.25% 10/1/21		715,000	672,100
Gulfmark Offshore, Inc. 6.375% 3/15/22		20,000	14,900
McDermott International, Inc. 8% 5/1/21 (f)		480,000	336,000
Offshore Group Investment Ltd.:
7.125% 4/1/23		635,000	450,850
7.5% 11/1/19		258,000	192,210
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)		1,010,000	909,000
Precision Drilling Corp.:
5.25% 11/15/24 (f)		540,000	447,066
6.5% 12/15/21		90,000	76,275
Summit Midstream Holdings LLC 7.5% 7/1/21		220,000	224,400
Trinidad Drilling Ltd. 7.875% 1/15/19 (f)		140,000	130,200
			4,611,201
Oil, Gas & Consumable Fuels - 5.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		735,000	746,025
4.875% 3/15/24		315,000	319,725
Afren PLC:
6.625% 12/9/20 (f)		270,000	151,200
10.25% 4/8/19 (Reg. S)		800,000	520,000
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
7.125% 11/1/20 (f)		1,725,000	1,267,875
7.375% 11/1/21 (f)		290,000	213,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
4.75% 11/15/21		340,000	323,000
6.625% 10/1/20		500,000	508,750
California Resources Corp. 6% 11/15/24 (f)		85,000	71,825
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.625% 8/1/20		485,000	504,400
Carrizo Oil & Gas, Inc.:
7.5% 9/15/20		85,000	81,600
7.5% 9/15/20 (f)		935,000	897,600
8.625% 10/15/18		2,695,000	2,695,000
Chaparral Energy, Inc. 9.875% 10/1/20		155,000	105,400
Citgo Petroleum Corp. 6.25% 8/15/22 (f)		795,000	806,925

		Principal Amount (d)	Value
Concho Resources, Inc.:
5.5% 4/1/23		$ 1,370,000	$ 1,376,439
6.5% 1/15/22		575,000	600,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20		695,000	665,463
6.125% 3/1/22		963,000	919,665
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		755,000	717,250
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19		480,000	444,000
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (f)		320,000	283,200
Energy Partners Ltd. 8.25% 2/15/18		1,090,000	828,400
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		482,500	410,125
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19		560,000	568,400
9.375% 5/1/20		225,000	227,250
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		250,000	232,500
Georgian Oil & Gas Corp. 6.875% 5/16/17 (f)		400,000	406,520
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22 (f)		130,000	126,100
Goodrich Petroleum Corp. 8.875% 3/15/19		305,000	149,450
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (f)		395,000	375,250
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (f)		485,000	426,800
7.625% 4/15/21 (f)		380,000	381,900
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20		485,000	480,150
Jupiter Resources, Inc. 8.5% 10/1/22 (f)		1,690,000	1,271,725
KazMunaiGaz Finance Sub BV 6% 11/7/44 (f)		290,000	245,630
KazMunaiGaz National Co. 5.75% 4/30/43 (f)		485,000	407,400
Kinder Morgan Holding Co. LLC 5.625% 11/15/23 (f)		355,000	380,001
Kodiak Oil & Gas Corp. 5.5% 1/15/21		215,000	215,538
Kosmos Energy Ltd. 7.875% 8/1/21 (f)		490,000	414,050
Laredo Petroleum Holdings, Inc. 7.375% 5/1/22 (Reg. S)		600,000	561,000
Markwest Energy Partners LP/Markwest Energy Finance Corp.:
5.5% 2/15/23		350,000	354,375
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Markwest Energy Partners LP/Markwest Energy Finance Corp.: - continued
6.25% 6/15/22		$ 898,000	$ 929,430
Newfield Exploration Co. 5.625% 7/1/24		525,000	519,422
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20		235,000	237,350
Nostrum Oil & Gas Finance BV 6.375% 2/14/19 (f)		740,000	636,400
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (f)		1,505,000	1,309,350
Pan American Energy LLC 7.875% 5/7/21 (f)		255,000	258,825
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20		930,000	934,650
Pemex Project Funding Master Trust:
6.625% 6/15/35		1,400,000	1,617,000
6.625% 6/15/38		50,000	57,375
8.625% 12/1/23 (e)		250,000	309,750
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		995,000	920,942
Petroleos de Venezuela SA:
6% 5/16/24 (f)		280,000	106,400
6% 11/15/26 (f)		595,000	217,175
8.5% 11/2/17 (f)		7,270,000	4,158,440
9% 11/17/21 (Reg. S)		380,000	166,250
9.75% 5/17/35 (f)		1,915,000	852,175
12.75% 2/17/22 (f)		1,115,000	593,738
Petroleos Mexicanos:
3.5% 1/30/23		495,000	473,468
4.875% 1/24/22		510,000	534,179
4.875% 1/18/24		445,000	462,355
5.5% 1/21/21		445,000	481,713
5.5% 6/27/44		855,000	872,100
5.5% 6/27/44 (f)		530,000	540,600
6% 3/5/20		345,000	387,263
6.375% 1/23/45		1,215,000	1,375,988
6.5% 6/2/41		1,240,000	1,422,900
6.625% (f)(g)		2,240,000	2,268,000
PT Pertamina Persero:
4.3% 5/20/23 (f)		600,000	573,000
4.875% 5/3/22 (f)		375,000	375,000
5.25% 5/23/21 (f)		295,000	303,850
5.625% 5/20/43 (f)		400,000	376,000
5.625% 5/20/43 (Reg. S)		200,000	188,000
6% 5/3/42 (f)		475,000	463,719
6.5% 5/27/41 (f)		715,000	731,088
QEP Resources, Inc. 5.25% 5/1/23		610,000	570,350
Range Resources Corp.:
5% 8/15/22		635,000	635,000

		Principal Amount (d)	Value
5% 3/15/23		$ 960,000	$ 960,000
5.75% 6/1/21		210,000	216,825
Rice Energy, Inc. 6.25% 5/1/22 (f)		325,000	302,250
Rosetta Resources, Inc.:
5.625% 5/1/21		485,000	443,824
5.875% 6/1/22		545,000	490,500
RSP Permian, Inc. 6.625% 10/1/22 (f)		230,000	213,900
SemGroup Corp. 7.5% 6/15/21		440,000	440,000
Sibur Securities Ltd. 3.914% 1/31/18 (f)		400,000	324,000
Southern Star Central Corp. 5.125% 7/15/22 (f)		320,000	321,600
Teekay Corp. 8.5% 1/15/20		295,000	328,099
Teine Energy Ltd. 6.875% 9/30/22 (f)		590,000	454,300
Tennessee Gas Pipeline Co. 7.625% 4/1/37		50,000	62,663
Tesoro Corp.:
4.25% 10/1/17		305,000	314,913
5.375% 10/1/22		345,000	349,313
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (f)		320,000	317,600
5.875% 10/1/20		82,000	82,410
6.125% 10/15/21		300,000	299,250
6.25% 10/15/22 (f)		345,000	344,138
W&T Offshore, Inc. 8.5% 6/15/19		505,000	330,775
Western Refining, Inc. 6.25% 4/1/21		665,000	648,375
Whiting Petroleum Corp.:
5% 3/15/19		385,000	359,975
5.75% 3/15/21		385,000	357,088
WPX Energy, Inc. 6% 1/15/22		690,000	664,125
YPF SA:
8.75% 4/4/24 (f)		1,145,000	1,163,606
8.875% 12/19/18 (f)		1,230,000	1,271,943
Zhaikmunai International BV 7.125% 11/13/19 (f)		575,000	496,283
			61,098,931
TOTAL ENERGY			65,710,132
FINANCIALS - 7.1%
Banks - 1.7%
Banco de Galicia y Buenos Aires SA 16% 1/1/19 (Reg. S)		145,000	152,975
Bank of America Corp. 1.375% 9/10/21 (Reg. S)	EUR	850,000	1,047,643
BBVA Paraguay SA 9.75% 2/11/16 (f)		600,000	625,936
Biz Finance PLC 8.375% 4/27/15 (Reg. S)		1,270,000	952,500
CIT Group, Inc.:
5% 8/15/22		845,000	868,238
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
FINANCIALS - continued
Banks - continued
CIT Group, Inc.: - continued
5.375% 5/15/20		$ 1,055,000	$ 1,115,030
5.5% 2/15/19 (f)		2,355,000	2,484,525
Citigroup, Inc. 2.125% 9/10/26 (Reg. S)	EUR	1,200,000	1,513,093
Development Bank of Kazakhstan JSC 4.125% 12/10/22 (f)		125,000	105,000
Development Bank of Philippines 8.375% (g)(j)		845,000	908,513
Export-Import Bank of Korea 6% 6/4/16 (Reg. S)	INR	16,500,000	257,684
Finansbank A/S:
5.5% 5/11/16 (Reg. S)		600,000	612,000
6.25% 4/30/19 (f)		275,000	285,368
Georgia Bank Joint Stock Co.:
7.75% 7/5/17 (f)		690,000	707,250
7.75% 7/5/17 (Reg. S)		200,000	205,000
GTB Finance BV:
6% 11/8/18 (f)		680,000	632,400
7.5% 5/19/16 (f)		600,000	600,000
HBOS PLC 4.5% 3/18/30 (j)	EUR	100,000	132,803
HSBC Bank PLC 5% 3/20/23 (j)	GBP	500,000	828,907
HSBK BV 7.25% 5/3/17 (f)		625,000	625,000
JPMorgan Chase Bank 3.5% 12/18/26	GBP	800,000	1,305,705
Lloyds Bank PLC 5.75% 7/9/25 (j)	GBP	750,000	1,276,720
OJSC Russian Agricultural Bank 7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (f)		360,000	316,800
Royal Bank of Scotland Group PLC 1.625% 6/25/19 (Reg. S)	EUR	1,000,000	1,234,789
RSHB Capital SA 6% 6/3/21 (f)(j)		200,000	137,282
SB Capital SA 5.5% 2/26/24 (f)(j)		790,000	580,255
Yapi ve Kredi Bankasi A/S 6.75% 2/8/17 (f)		380,000	405,004
Zenith Bank PLC 6.25% 4/22/19 (f)		870,000	792,831
			20,709,251
Capital Markets - 0.3%
Deutsche Bank AG 1.25% 9/8/21	EUR	1,400,000	1,734,592
Goldman Sachs Group, Inc. 2.875% 6/3/26 (Reg. S)	EUR	500,000	669,314
Jefferies Group, Inc. 2.375% 5/20/20 (Reg. S)	EUR	900,000	1,107,981
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (j)		155,000	158,534
			3,670,421
Consumer Finance - 2.4%
Ally Financial, Inc.:
5.125% 9/30/24		1,655,000	1,679,825

		Principal Amount (d)	Value
7.5% 9/15/20		$ 3,689,000	$ 4,325,353
8% 3/15/20		6,779,000	7,999,220
Credito Real S.A.B. de CV 7.5% 3/13/19 (f)		400,000	405,000
General Motors Acceptance Corp. 8% 11/1/31		1,979,000	2,518,278
GMAC LLC 8% 11/1/31		5,653,000	7,207,575
Navient Corp.:
5% 10/26/20		395,000	387,594
5.875% 10/25/24		850,000	809,625
SLM Corp.:
5.5% 1/25/23		2,410,000	2,307,575
7.25% 1/25/22		1,340,000	1,453,900
8% 3/25/20		725,000	802,938
			29,896,883
Diversified Financial Services - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.5% 5/15/21 (f)		995,000	1,007,438
Aquarius Investments Luxemburg 8.25% 2/18/16		600,000	600,010
City of Buenos Aires 9.95% 3/1/17 (f)		725,000	739,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		855,000	852,863
5.875% 2/1/22		3,505,000	3,520,334
6% 8/1/20		2,980,000	3,069,996
ING Bank NV 6.125% 5/29/23 (j)	EUR	650,000	897,973
KfW 2.6% 6/20/37	JPY	75,000,000	809,766
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		400,000	390,080
MSCI, Inc. 5.25% 11/15/24 (f)		345,000	357,075
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (j)	EUR	800,000	1,033,615
TMK Capital SA:
6.75% 4/3/20 (Reg. S)		575,000	322,000
7.75% 1/27/18		850,000	531,386
Unite (USAF) II PLC 3.374% 6/30/28	GBP	450,000	712,536
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	500,000	628,884
			15,473,456
Insurance - 0.1%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)		1,135,000	1,129,325
Society of Lloyd's 4.75% 10/30/24	GBP	300,000	482,826
			1,612,151
Real Estate Investment Trusts - 0.7%
Crown Castle International Corp. 5.25% 1/15/23		855,000	872,100
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		85,000	86,063
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		$ 475,000	$ 504,688
6.875% 5/1/21		725,000	775,750
Omega Healthcare Investors, Inc.:
5.875% 3/15/24		1,385,000	1,471,563
6.75% 10/15/22		725,000	768,500
7.5% 2/15/20		385,000	402,325
Prologis LP 3% 6/2/26	EUR	500,000	659,523
The GEO Group, Inc.:
5.125% 4/1/23		200,000	196,500
5.875% 10/15/24		3,000,000	3,037,500
			8,774,512
Real Estate Management & Development - 0.6%
CBRE Group, Inc.:
5% 3/15/23		785,000	802,192
5.25% 3/15/25		275,000	280,500
Deutsche Annington Finance BV 4% (Reg. S) (g)(j)	EUR	600,000	733,290
Howard Hughes Corp. 6.875% 10/1/21 (f)		1,210,000	1,252,350
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		85,000	93,415
Realogy Corp. 9% 1/15/20 (f)		1,085,000	1,188,075
Scentre Management Ltd./ RE1 Ltd. 2.25% 7/16/24 (Reg. S)	EUR	687,000	886,268
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (f)		785,000	773,225
7.75% 4/15/20 (f)		277,000	293,620
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (f)		320,000	315,600
5.875% 6/15/24 (f)		780,000	780,000
			7,398,535
TOTAL FINANCIALS			87,535,209
HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.0%
DJO Finance LLC/DJO Finance Corp. 8.75% 3/15/18		230,000	239,200
Health Care Providers & Services - 1.6%
AmSurg Corp. 5.625% 7/15/22 (f)		520,000	533,000
Community Health Systems, Inc.:
5.125% 8/15/18		495,000	512,325
5.125% 8/1/21		355,000	368,313
Gentiva Health Services, Inc. 11.5% 9/1/18		475,000	505,400
Hanger, Inc. 7.125% 11/15/18		1,230,000	1,236,150

		Principal Amount (d)	Value
HCA Holdings, Inc.:
4.75% 5/1/23		$ 630,000	$ 641,025
5.875% 3/15/22		1,915,000	2,096,925
5.875% 5/1/23		2,145,000	2,260,294
6.5% 2/15/20		2,410,000	2,700,405
7.5% 2/15/22		1,175,000	1,342,438
7.75% 5/15/21		2,577,000	2,744,505
HealthSouth Corp.:
5.75% 11/1/24		310,000	322,400
8.125% 2/15/20		575,000	600,875
InVentiv Health, Inc. 11% 8/15/18 (e)(f)		75,000	65,438
Kindred Escrow Corp. II:
8% 1/15/20 (f)		570,000	605,625
8.75% 1/15/23 (f)		430,000	462,788
MPH Acquisition Holdings LLC 6.625% 4/1/22 (f)		250,000	255,625
Opal Acquisition, Inc. 8.875% 12/15/21 (f)		530,000	537,950
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		330,000	336,600
5.5% 2/1/21		265,000	275,600
Tenet Healthcare Corp. 6.875% 11/15/31		1,210,000	1,137,400
Truven Health Analytics, Inc. 10.625% 6/1/20		435,000	424,125
			19,965,206
Life Sciences Tools & Services - 0.2%
Jaguar Holding Co. I 9.375% 10/15/17 pay-in-kind (f)(j)		540,000	551,880
Thermo Fisher Scientific, Inc. 2% 4/15/25	EUR	1,100,000	1,377,352
			1,929,232
Pharmaceuticals - 0.4%
Merck KGaA:
2.625% 12/12/74 (Reg. S) (j)	EUR	500,000	611,680
3.375% 12/12/74 (Reg. S) (j)	EUR	300,000	375,539
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (f)		657,000	709,560
Valeant Pharmaceuticals International:
5.625% 12/1/21 (f)		635,000	642,938
6.75% 8/15/21 (f)		580,000	606,100
7.5% 7/15/21 (f)		575,000	621,000
VPI Escrow Corp. 6.375% 10/15/20 (f)		1,295,000	1,353,275
			4,920,092
TOTAL HEALTH CARE			27,053,730
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
INDUSTRIALS - 3.4%
Aerospace & Defense - 0.2%
Alion Science & Technology Corp. 15.25% 2/18/20 pay-in-kind		$ 50,000	$ 36,199
Bombardier, Inc. 6.125% 1/15/23 (f)		505,000	515,100
GenCorp, Inc. 7.125% 3/15/21		140,000	146,622
Huntington Ingalls Industries, Inc. 5% 12/15/21 (f)		345,000	351,038
KLX, Inc. 5.875% 12/1/22 (f)		585,000	590,850
Triumph Group, Inc. 4.875% 4/1/21		520,000	513,500
			2,153,309
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. 7.875% 9/1/19 (f)		665,000	694,925
Airlines - 0.5%
Air Canada:
5.375% 11/15/22 (f)		170,787	173,349
7.75% 4/15/21 (f)		470,000	489,388
Allegiant Travel Co. 5.5% 7/15/19		160,000	162,800
Aviation Capital Group Corp. 4.625% 1/31/18 (f)		372,000	386,614
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		45,111	48,325
6.125% 4/29/18		180,000	191,250
7.25% 11/10/19		302,114	348,187
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22		572,427	664,016
8.021% 8/10/22		178,385	206,034
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22		265,000	254,400
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19		103,030	116,939
8.028% 11/1/17		30,948	34,603
Ryanair Ltd. 1.875% 6/17/21 (Reg. S)	EUR	500,000	630,182
U.S. Airways Group, Inc. 6.125% 6/1/18		790,000	823,575
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		399,400	465,301
Series 2012-2 Class B, 6.75% 12/3/22		179,926	192,521
Series 2013-1 Class B, 5.375% 5/15/23		242,343	246,584

		Principal Amount (d)	Value
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		$ 358,856	$ 398,330
United Continental Holdings, Inc. 6.375% 6/1/18		105,000	111,038
			5,943,436
Commercial Services & Supplies - 0.6%
ADT Corp. 6.25% 10/15/21		1,560,000	1,602,900
APX Group, Inc.:
6.375% 12/1/19		485,000	464,388
8.75% 12/1/20		205,000	173,097
Bakercorp International, Inc. 8.25% 6/1/19		105,000	95,025
Cenveo Corp.:
6% 8/1/19 (f)		315,000	285,075
8.5% 9/15/22 (f)		350,000	262,500
Clean Harbors, Inc.:
5.125% 6/1/21		320,000	319,200
5.25% 8/1/20		1,050,000	1,055,250
Covanta Holding Corp.:
5.875% 3/1/24		370,000	376,475
7.25% 12/1/20		430,000	456,875
Garda World Security Corp. 7.25% 11/15/21 (f)		225,000	222,750
Iron Mountain, Inc. 5.75% 8/15/24		385,000	387,406
ISS Global A/S 2.125% 12/2/24	EUR	550,000	675,464
R.R. Donnelley & Sons Co.:
6% 4/1/24		230,000	226,550
7% 2/15/22		385,000	412,913
7.875% 3/15/21		520,000	574,600
TMS International Corp. 7.625% 10/15/21 (f)		110,000	114,675
			7,705,143
Construction & Engineering - 0.1%
AECOM Technology Corp.:
5.75% 10/15/22 (f)		280,000	286,300
5.875% 10/15/24 (f)		240,000	245,400
MasTec, Inc. 4.875% 3/15/23		555,000	521,700
			1,053,400
Electrical Equipment - 0.1%
Sensata Technologies BV:
4.875% 10/15/23 (f)		265,000	263,675
6.5% 5/15/19 (f)		485,000	503,188
			766,863
Machinery - 0.1%
Schaeffler Finance BV 4.75% 5/15/21 (f)		520,000	520,000
Terex Corp. 6% 5/15/21		495,000	504,900
Vander Intermediate Holding II Corp. 9.75% 2/1/19 pay-in-kind (f)(j)		70,000	72,450
			1,097,350
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
INDUSTRIALS - continued
Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)		$ 595,000	$ 580,125
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (f)		660,000	603,900
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (f)		490,000	485,100
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		350,000	369,250
			2,038,375
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (f)		200,000	208,900
Trading Companies & Distributors - 1.5%
Ahern Rentals, Inc. 9.5% 6/15/18 (f)		130,000	134,550
Aircastle Ltd.:
4.625% 12/15/18		395,000	396,975
6.25% 12/1/19		610,000	643,550
7.625% 4/15/20		380,000	420,850
Ashtead Capital, Inc. 5.625% 10/1/24 (f)		550,000	563,750
International Lease Finance Corp.:
3.875% 4/15/18		750,000	750,000
4.625% 4/15/21		700,000	712,250
5.875% 4/1/19		3,655,000	3,938,263
5.875% 8/15/22		635,000	688,975
6.25% 5/15/19		2,550,000	2,785,875
7.125% 9/1/18 (f)		945,000	1,058,400
8.25% 12/15/20		2,870,000	3,458,350
8.625% 1/15/22		2,145,000	2,659,800
NES Rentals Holdings, Inc. 7.875% 5/1/18 (f)		160,000	161,600
United Rentals North America, Inc. 8.375% 9/15/20		605,000	648,863
			19,022,051
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (f)		717,360	738,881
10.75% 12/1/20 (Reg. S)		50,400	51,912
			790,793
TOTAL INDUSTRIALS			41,474,545
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.4%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (f)		1,580,000	1,667,690

		Principal Amount (d)	Value
8.875% 1/1/20 (f)		$ 295,000	$ 320,813
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (f)		675,000	669,938
Brocade Communications Systems, Inc. 4.625% 1/15/23		350,000	336,000
Lucent Technologies, Inc.:
6.45% 3/15/29		1,629,000	1,555,695
6.5% 1/15/28		290,000	279,125
			4,829,261
Electronic Equipment & Components - 0.1%
Flextronics International Ltd.:
4.625% 2/15/20		500,000	507,500
5% 2/15/23		260,000	265,200
Jabil Circuit, Inc. 4.7% 9/15/22		265,000	263,675
			1,036,375
Internet Software & Services - 0.1%
Bankrate, Inc. 6.125% 8/15/18 (f)		385,000	358,050
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		370,000	394,975
j2 Global, Inc. 8% 8/1/20		350,000	376,688
VeriSign, Inc. 4.625% 5/1/23		465,000	455,700
			1,585,413
IT Services - 0.2%
Audatex North America, Inc.:
6% 6/15/21 (f)		1,000,000	1,030,000
6.125% 11/1/23 (f)		150,000	154,875
Ceridian HCM Holding, Inc. 11% 3/15/21 (f)		250,000	273,478
First Data Corp.:
11.25% 1/15/21		286,000	324,610
11.75% 8/15/21		1,050,000	1,204,875
			2,987,838
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. 7% 7/1/24		555,000	470,363
Entegris, Inc. 6% 4/1/22 (f)		155,000	156,938
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (f)		590,000	590,000
5.75% 2/15/21 (f)		525,000	551,250
5.75% 3/15/23 (f)		1,415,000	1,489,288
			3,257,839
Software - 0.5%
Activision Blizzard, Inc.:
5.625% 9/15/21 (f)		3,695,000	3,879,750
6.125% 9/15/23 (f)		770,000	829,675
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (f)(j)		230,000	225,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Nuance Communications, Inc. 5.375% 8/15/20 (f)		$ 250,000	$ 250,625
Sophia Holding Finance LP/Sophia Holding Finance, Inc. 9.625% 12/1/18 pay-in-kind (f)(j)		395,000	396,975
			5,582,425
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.75% 6/1/23		1,050,000	1,090,580
4.75% 1/1/25 (f)		540,000	556,289
			1,646,869
TOTAL INFORMATION TECHNOLOGY			20,926,020
MATERIALS - 3.0%
Chemicals - 1.0%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	1,200,000	1,457,064
Chemtura Corp. 5.75% 7/15/21		255,000	248,625
Hexion U.S. Finance Corp. 6.625% 4/15/20		610,000	597,800
LSB Industries, Inc. 7.75% 8/1/19		185,000	192,400
Momentive Performance Materials, Inc.:
3.88% 10/24/21		3,580,000	3,034,050
4.69% 4/24/22		1,515,000	1,204,425
10% 10/15/20 (c)		1,515,000	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)		3,580,000	0
Nufarm Australia Ltd. 6.375% 10/15/19 (f)		210,000	211,575
PetroLogistics LP/PetroLogistics Finance Corp. 6.25% 4/1/20		355,000	382,513
PolyOne Corp.:
5.25% 3/15/23		320,000	319,786
7.375% 9/15/20		155,000	164,881
Rain CII Carbon LLC/CII Carbon Corp.:
8% 12/1/18 (f)		300,000	303,000
8.25% 1/15/21 (f)		215,000	219,838
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (f)		225,000	200,250
Rockwood Specialties Group, Inc. 4.625% 10/15/20		475,000	490,438
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (f)		205,000	212,944
Taminco Global Chemical Corp. 9.75% 3/31/20 (f)		125,000	136,875

		Principal Amount (d)	Value
TPC Group, Inc. 8.75% 12/15/20 (f)		$ 765,000	$ 743,963
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19		941,000	953,939
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (f)		255,000	270,300
W.R. Grace & Co. - Conn:
5.125% 10/1/21 (f)		385,000	394,625
5.625% 10/1/24 (f)		155,000	161,588
			11,900,879
Construction Materials - 0.0%
Prince Mineral Holding Corp. 12% 12/15/19 (f)		175,000	178,500
Rearden G Holdings Eins GmbH 7.875% 3/30/20 (f)		320,000	313,600
			492,100
Containers & Packaging - 0.6%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (f)(j)		1,482,258	1,454,342
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (f)		350,000	334,250
6.25% 1/31/19 (f)		285,000	278,588
6.75% 1/31/21 (f)		605,000	601,975
7% 11/15/20 (f)		55,588	56,144
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (f)		625,000	612,500
6% 6/15/17 (f)		315,000	307,125
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)		210,000	195,300
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,337,050
7.5% 12/15/96		160,000	150,400
Graphic Packaging International, Inc. 4.75% 4/15/21		165,000	166,238
Sealed Air Corp. 5.25% 4/1/23 (f)		270,000	275,400
Silgan Holdings, Inc. 5% 4/1/20		960,000	974,400
Tekni-Plex, Inc. 9.75% 6/1/19 (f)		276,000	299,460
			7,043,172
Metals & Mining - 1.3%
Aleris International, Inc.:
6% 6/1/20 (f)		1,759	1,759
9% 12/15/14 pay-in-kind (c)(j)		150,000	0
Alrosa Finance SA 7.75% 11/3/20 (f)		350,000	329,000
Cliffs Natural Resources, Inc.:
4.8% 10/1/20		705,000	380,700
4.875% 4/1/21		535,000	287,563
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
MATERIALS - continued
Metals & Mining - continued
Edgen Murray Corp. 8.75% 11/1/20 (f)		$ 397,000	$ 432,730
Essar Steel Algoma, Inc. 9.5% 11/15/19 (f)		565,000	569,238
EVRAZ Group SA:
6.5% 4/22/20 (f)		680,000	517,330
9.5% 4/24/18 (Reg. S)		1,025,000	919,938
Evraz, Inc. NA Canada 7.5% 11/15/19 (f)		710,000	686,925
Ferrexpo Finance PLC 7.875% 4/7/16 (f)		700,000	525,000
First Quantum Minerals Ltd.:
6.75% 2/15/20 (f)		782,000	707,710
7% 2/15/21 (f)		637,000	573,300
7.25% 5/15/22 (f)		540,000	486,000
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (f)		700,000	588,000
Metinvest BV 10.5% 11/28/17 (f)		1,282,500	795,150
Mirabela Nickel Ltd. 1% 4/15/44 (f)		1,266	0
Murray Energy Corp.:
8.625% 6/15/21 (f)		1,025,000	978,875
9.5% 12/5/20 (f)		1,340,000	1,340,000
New Gold, Inc. 7% 4/15/20 (f)		150,000	150,225
Nord Gold NV 6.375% 5/7/18 (f)		720,000	603,936
Polyus Gold International Ltd.:
5.625% 4/29/20 (f)		1,400,000	1,197,000
5.625% 4/29/20 (Reg. S)		200,000	171,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		725,000	744,938
11.25% 10/15/18		735,000	782,775
Southern Copper Corp.:
6.75% 4/16/40		295,000	309,455
7.5% 7/27/35		450,000	506,246
Steel Dynamics, Inc.:
5.125% 10/1/21 (f)		160,000	163,000
5.25% 4/15/23		190,000	192,850
5.5% 10/1/24 (f)		410,000	420,250
Walter Energy, Inc. 9.5% 10/15/19 (f)		1,565,000	1,189,400
			16,550,293
Paper & Forest Products - 0.1%
Boise Cascade Co. 6.375% 11/1/20		145,000	152,250
Mercer International, Inc.:
7% 12/1/19 (f)		395,000	398,950
7.75% 12/1/22 (f)		710,000	718,875
NewPage Corp.:
0% 5/1/49 (c)(j)		90,000	0

		Principal Amount (d)	Value
11.375% 12/31/14 (c)		$ 318,200	$ 0
Sino-Forest Corp. 6.25% 10/21/17 (c)(f)		565,000	0
			1,270,075
TOTAL MATERIALS			37,256,519
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 1.2%
Altice Financing SA:
6.5% 1/15/22 (f)		1,435,000	1,402,713
7.875% 12/15/19 (f)		440,000	450,514
Altice Finco SA:
8.125% 1/15/24 (f)		1,820,000	1,774,500
9.875% 12/15/20 (f)		655,000	700,150
Citizens Communications Co.:
7.875% 1/15/27		280,000	279,300
9% 8/15/31		220,000	232,100
Consolidated Communications, Inc. 10.875% 6/1/20		245,000	276,850
Eileme 2 AB 11.625% 1/31/20 (f)		935,000	1,047,200
FairPoint Communications, Inc. 8.75% 8/15/19 (f)		520,000	522,600
Frontier Communications Corp. 8.5% 4/15/20		1,010,000	1,126,150
Level 3 Communications, Inc.:
5.75% 12/1/22 (f)		595,000	598,719
8.875% 6/1/19		165,000	174,933
Level 3 Financing, Inc. 8.125% 7/1/19		380,000	403,750
Lynx I Corp. 5.375% 4/15/21 (f)		335,000	345,888
Lynx II Corp. 6.375% 4/15/23 (f)		200,000	209,500
Sprint Capital Corp.:
6.875% 11/15/28		2,202,000	1,937,760
8.75% 3/15/32		936,000	905,580
U.S. West Communications:
6.875% 9/15/33		200,000	200,613
7.25% 9/15/25		35,000	41,684
7.25% 10/15/35		70,000	72,151
Verizon Communications, Inc. 1.625% 3/1/24	EUR	900,000	1,103,649
Virgin Media Finance PLC 4.875% 2/15/22		565,000	521,213
Wind Acquisition Finance SA 4.75% 7/15/20 (f)		240,000	227,700
			14,555,217
Wireless Telecommunication Services - 3.9%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	9,000,000	596,289
Digicel Group Ltd.:
6% 4/15/21 (f)		3,100,000	2,898,500
7% 2/15/20 (f)		1,200,000	1,186,800
7.125% 4/1/22 (f)		5,675,000	5,277,750
8.25% 9/1/17 (f)		1,975,000	1,999,688
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Digicel Group Ltd.: - continued
8.25% 9/30/20 (f)		$ 6,225,000	$ 6,038,250
Intelsat Jackson Holdings SA:
5.5% 8/1/23		2,115,000	2,102,099
6.625% 12/15/22 (Reg. S)		2,855,000	2,933,513
7.25% 4/1/19		1,000,000	1,043,750
7.25% 10/15/20		1,545,000	1,631,906
7.5% 4/1/21		2,485,000	2,658,950
Millicom International Cellular SA 4.75% 5/22/20 (f)		275,000	259,188
MTS International Funding Ltd. 8.625% 6/22/20 (f)		1,260,000	1,234,800
NII International Telecom S.C.A.:
7.875% 8/15/19 (c)(f)		515,000	368,225
11.375% 8/15/19 (c)(f)		300,000	216,000
Pacnet Ltd. 9% 12/12/18 (f)		200,000	222,750
Sprint Corp. 7.125% 6/15/24		295,000	274,350
T-Mobile U.S.A., Inc.:
6% 3/1/23		955,000	957,388
6.125% 1/15/22		1,875,000	1,903,125
6.25% 4/1/21		1,750,000	1,791,125
6.375% 3/1/25		1,645,000	1,671,320
6.5% 1/15/24		2,903,000	2,975,575
6.542% 4/28/20		780,000	805,350
6.625% 4/1/23		2,341,000	2,397,184
6.633% 4/28/21		860,000	882,575
6.731% 4/28/22		565,000	581,950
6.836% 4/28/23		665,000	686,613
Telemovil Finance Co. Ltd. 8% 10/1/17 (f)		1,290,000	1,328,700
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (f)		1,410,000	1,171,710
VimpelCom Holdings BV:
9% 2/13/18 (f)	RUB	10,000,000	113,622
9% 2/13/18 (Reg S.)	RUB	35,000,000	397,675
			48,606,720
TOTAL TELECOMMUNICATION SERVICES			63,161,937
UTILITIES - 1.5%
Electric Utilities - 0.7%
Comision Federal de Electricid 5.75% 2/14/42 (f)		200,000	213,400
Empresa Distribuidora y Comercializadora Norte SA 9.75% 10/25/22 (f)		210,000	146,790

		Principal Amount (d)	Value
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)		$ 2,486,000	$ 2,933,480
12.25% 3/1/22 (c)(f)		2,880,000	3,412,800
Majapahit Holding BV 7.75% 1/20/20 (f)		165,000	190,988
Mirant Americas Generation LLC 9.125% 5/1/31		410,000	350,550
RJS Power Holdings LLC 5.125% 7/15/19 (f)		535,000	528,313
			7,776,321
Gas Utilities - 0.2%
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		280,000	285,964
Southern Natural Gas Co.:
7.35% 2/15/31		175,000	208,393
8% 3/1/32		335,000	434,009
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17		210,000	215,250
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375% 8/1/21		236,000	247,210
Transportadora de Gas del Sur SA 9.625% 5/14/20 (f)		1,225,895	1,225,895
			2,616,721
Independent Power Producers & Renewable Electricity Producers - 0.6%
Calpine Corp. 7.875% 1/15/23 (f)		419,000	461,948
Energy Future Holdings Corp.:
10.875% 11/1/17 (c)		1,125,000	1,327,500
11.25% 11/1/17 pay-in-kind (c)(j)		896,100	1,057,398
The AES Corp.:
4.875% 5/15/23		590,000	585,575
5.5% 3/15/24		315,000	319,662
TXU Corp.:
5.55% 11/15/14 (c)(q)		186,000	116,064
6.5% 11/15/24 (c)(q)		3,225,000	2,012,400
6.55% 11/15/34 (c)(q)		2,775,000	1,731,600
			7,612,147
TOTAL UTILITIES			18,005,189
TOTAL NONCONVERTIBLE BONDS (Cost $464,809,679)			461,867,050
U.S. Government and Government Agency Obligations - 19.8%
		Principal Amount (d)	Value
U.S. Government Agency Obligations - 0.3%
Federal Home Loan Bank 1% 6/21/17		$ 880,000	$ 881,060
Tennessee Valley Authority:
1.75% 10/15/18		1,672,000	1,687,637
5.25% 9/15/39		126,000	160,406
5.375% 4/1/56		414,000	544,398
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			3,273,501
U.S. Treasury Inflation-Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44		3,098,323	3,532,276
U.S. Treasury Obligations - 18.6%
U.S. Treasury Bonds:
3.125% 8/15/44		2,393,000	2,576,213
3.375% 5/15/44		1,859,000	2,094,279
3.625% 2/15/44		14,193,000	16,714,421
4.375% 2/15/38		675,000	884,039
4.75% 2/15/37		450,000	621,422
5.25% 2/15/29		2,310,000	3,106,950
5.375% 2/15/31 (i)		1,869,000	2,606,672
6.25% 8/15/23 (h)		2,249,000	2,993,981
7.5% 11/15/16		655,000	737,847
7.875% 2/15/21		200,000	270,078
U.S. Treasury Notes:
0.25% 4/15/16		385,000	384,323
0.25% 5/15/16		4,386,000	4,375,035
0.375% 1/15/16		14,777,000	14,789,117
0.375% 10/31/16		3,000,000	2,986,875
0.5% 9/30/16		14,657,000	14,635,821
0.5% 7/31/17		2,952,000	2,917,869
0.625% 8/15/16		2,085,000	2,087,525
0.625% 11/15/16		392,000	391,939
0.625% 12/15/16		2,591,000	2,589,280
0.625% 2/15/17		1,000,000	997,188
0.75% 1/15/17		500,000	500,352
0.75% 6/30/17		4,441,000	4,422,961
0.875% 11/30/16		396,000	397,686
0.875% 1/31/17		296,000	296,856
0.875% 4/30/17		4,330,000	4,334,399
0.875% 5/15/17		3,067,000	3,067,718
0.875% 6/15/17		1,300,000	1,298,883
0.875% 8/15/17		6,620,000	6,601,901
0.875% 1/31/18		2,950,000	2,925,108
0.875% 7/31/19		4,926,000	4,772,447
1% 9/30/16		7,901,000	7,957,476
1% 10/31/16		3,620,000	3,645,593
1% 12/15/17		2,000,000	1,995,468

		Principal Amount (d)	Value
1% 5/31/18		$ 5,856,000	$ 5,797,440
1.25% 11/30/18		3,700,000	3,672,250
1.375% 7/31/18		2,861,000	2,863,458
1.375% 9/30/18		1,503,000	1,501,121
1.375% 2/28/19		4,070,000	4,046,154
1.5% 12/31/18		416,000	416,585
1.5% 1/31/19		4,585,000	4,586,431
1.625% 4/30/19		6,996,000	7,018,954
1.625% 6/30/19		5,864,000	5,878,660
1.625% 12/31/19		3,977,000	3,971,098
1.75% 9/30/19		10,260,000	10,317,713
1.875% 8/31/17		3,300,000	3,375,280
1.875% 9/30/17		1,900,000	1,943,343
1.875% 10/31/17		1,898,000	1,941,743
2% 5/31/21		3,700,000	3,716,188
2.125% 6/30/21		1,500,000	1,517,696
2.125% 12/31/21		9,020,000	9,107,386
2.25% 3/31/21		7,824,000	7,985,370
2.25% 4/30/21		5,470,000	5,581,107
2.25% 11/15/24		1,200,000	1,208,063
2.375% 7/31/17		641,000	664,086
2.375% 6/30/18		1,912,000	1,981,161
2.375% 8/15/24		12,281,000	12,500,719
2.75% 11/30/16		1,500,000	1,559,004
3% 2/28/17		1,500,000	1,571,718
3.5% 2/15/18		1,501,000	1,607,829
4.5% 5/15/17		1,172,000	1,272,078
TOTAL U.S. TREASURY OBLIGATIONS			228,580,357
Other Government Related - 0.6%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 0.5055% 12/7/20 (NCUA Guaranteed) (j)		196,099	196,320
Series 2011-R1 Class 1A, 0.6055% 1/8/20 (NCUA Guaranteed) (j)		408,769	410,988
Series 2011-R4 Class 1A, 0.537% 3/6/20 (NCUA Guaranteed) (j)		183,352	183,731
National Credit Union Administration Guaranteed Notes Master Trust:
1.4% 6/12/15 (NCUA Guaranteed)		330,000	331,571
U.S. Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Other Government Related - continued
National Credit Union Administration Guaranteed Notes Master Trust: - continued
2.35% 6/12/17 (NCUA Guaranteed)		$ 2,930,000	$ 3,011,263
3.45% 6/12/21 (NCUA Guaranteed)		3,400,000	3,649,129
TOTAL OTHER GOVERNMENT RELATED			7,783,002
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $238,148,538)			243,169,136
U.S. Government Agency - Mortgage Securities - 1.3%

Fannie Mae - 0.4%
1.865% 10/1/35 (j)		1,185	1,242
1.925% 9/1/33 (j)		26,276	27,436
1.925% 11/1/35 (j)		18,131	19,098
1.963% 11/1/33 (j)		2,597	2,723
2.053% 6/1/36 (j)		2,688	2,879
2.079% 1/1/35 (j)		14,364	15,137
2.142% 9/1/36 (j)		5,906	6,292
2.19% 3/1/37 (j)		1,538	1,635
2.241% 3/1/33 (j)		6,707	7,090
2.283% 11/1/36 (j)		3,881	4,141
2.354% 7/1/35 (j)		21,883	23,285
2.369% 6/1/47 (j)		8,078	8,659
2.371% 2/1/37 (j)		29,026	31,043
2.372% 5/1/36 (j)		2,726	2,915
2.503% 2/1/36 (j)		3,529	3,783
2.518% 4/1/36 (j)		17,739	18,988
2.542% 6/1/42 (j)		46,137	47,607
2.681% 8/1/35 (j)		43,776	46,922
2.69% 2/1/42 (j)		295,512	306,473
2.766% 1/1/42 (j)		266,363	276,357
2.96% 11/1/40 (j)		31,924	33,486
2.982% 9/1/41 (j)		35,523	37,079
3.059% 10/1/41 (j)		15,870	16,602
3.164% 3/1/42 (j)		1,327,144	1,391,304
3.189% 1/1/44 (j)		797,732	835,714
3.235% 7/1/41 (j)		51,875	54,504
3.325% 10/1/41 (j)		29,274	30,783
3.435% 11/1/40 (j)		459,019	483,466
3.561% 7/1/41 (j)		49,435	52,104
5.5% 10/1/20 to 1/1/29		453,166	496,372
6% 6/1/16 to 10/1/16		1,746	1,801
6.5% 3/1/16 to 8/1/36		561,535	649,223
TOTAL FANNIE MAE			4,936,143

		Principal Amount (d)	Value
Freddie Mac - 0.3%
1.82% 3/1/35 (j)		$ 7,459	$ 7,759
1.886% 1/1/36 (j)		5,624	5,941
1.95% 3/1/37 (j)		2,144	2,263
2.022% 2/1/37 (j)		2,903	3,050
2.05% 6/1/37 (j)		1,800	1,894
2.06% 1/1/37 (j)		16,080	16,912
2.095% 8/1/37 (j)		5,266	5,629
2.1% 7/1/35 (j)		9,191	9,814
2.121% 5/1/37 (j)		4,358	4,664
2.16% 6/1/33 (j)		15,715	16,676
2.29% 7/1/36 (j)		324,059	344,186
2.345% 10/1/35 (j)		10,344	10,968
2.347% 10/1/36 (j)		21,578	22,889
2.375% 5/1/37 (j)		4,001	4,266
2.385% 5/1/37 (j)		53,827	57,607
2.385% 5/1/37 (j)		28,170	30,024
2.4% 10/1/42 (j)		345,906	363,701
2.415% 6/1/37 (j)		15,847	16,986
2.418% 4/1/37 (j)		5,575	5,976
2.451% 6/1/37 (j)		3,358	3,576
2.49% 9/1/35 (j)		3,617	3,877
2.545% 7/1/36 (j)		5,726	6,137
2.595% 4/1/37 (j)		475	509
2.673% 7/1/35 (j)		12,208	13,085
3.078% 9/1/41 (j)		300,262	313,177
3.136% 10/1/35 (j)		3,061	3,281
3.235% 9/1/41 (j)		35,615	37,282
3.239% 4/1/41 (j)		30,604	32,114
3.299% 6/1/41 (j)		40,544	42,364
3.465% 11/1/40 (j)		1,506,914	1,602,063
3.468% 5/1/41 (j)		32,875	34,614
3.618% 6/1/41 (j)		49,600	52,337
3.691% 5/1/41 (j)		41,649	43,994
6% 1/1/24		162,309	178,929
6.5% 1/1/17 to 3/1/22		37,243	40,685
TOTAL FREDDIE MAC			3,339,229
Ginnie Mae - 0.6%
4.3% 8/20/61 (o)		348,186	370,424
4.53% 10/20/62 (o)		356,149	387,560
4.55% 5/20/62 (o)		2,105,174	2,277,651
4.626% 3/20/62 (o)		443,184	479,066
4.649% 2/20/62 (o)		244,013	263,989
4.65% 3/20/62 (o)		401,614	434,899
4.682% 2/20/62 (o)		306,964	331,939
4.684% 1/20/62 (o)		1,381,604	1,493,880
5.47% 8/20/59 (o)		162,468	169,883
5.5% 11/15/35		234,615	266,622
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (d)	Value
Ginnie Mae - continued
5.612% 4/20/58 (o)		$ 159,832	$ 164,480
6% 6/15/36		448,123	514,191
TOTAL GINNIE MAE			7,154,584
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $15,220,146)			15,429,956
Collateralized Mortgage Obligations - 2.4%

U.S. Government Agency - 2.4%
Fannie Mae:
floater:
Series 2008-76 Class EF, 0.6695% 9/25/23 (j)		44,101	44,273
Series 2010-15 Class FJ, 1.0995% 6/25/36 (j)		517,060	526,422
Series 2010-86 Class FE, 0.6195% 8/25/25 (j)		51,186	51,611
planned amortization class:
Series 2002-9 Class PC, 6% 3/25/17		822	856
Series 2003-70 Class BJ, 5% 7/25/33		26,222	29,028
Series 2005-19 Class PA, 5.5% 7/25/34		185,939	202,095
Series 2005-27 Class NE, 5.5% 5/25/34		218,840	228,640
Series 2005-52 Class PB, 6.5% 12/25/34		4,976	5,078
Series 2005-64 Class PX, 5.5% 6/25/35		177,972	194,716
Series 2005-68 Class CZ, 5.5% 8/25/35		509,403	571,317
Series 2010-118 Class PB, 4.5% 10/25/40		300,000	321,721
Series 2011-117 Class PF, 0.5195% 7/25/39 (j)		1,375,233	1,382,449
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		3,477	3,641
Series 2003-117 Class MD, 5% 12/25/23		119,928	128,807
Series 2004-52 Class KZ, 5.5% 7/25/34		1,266,196	1,395,178
Series 2004-91 Class Z, 5% 12/25/34		473,421	520,152
Series 2004-95 Class AN, 5.5% 1/25/25		1	1
Series 2005-117 Class JN, 4.5% 1/25/36		40,000	43,826

		Principal Amount (d)	Value
Series 2005-14 Class ZB, 5% 3/25/35		$ 185,028	$ 203,506
Series 2006-72 Class CY, 6% 8/25/26		91,600	101,411
Series 2009-59 Class HB, 5% 8/25/39		249,938	275,035
Series 2010-88 Class NA, 4% 8/25/28		1,755,129	1,821,817
Series 2009-85 Class IB, 4.5% 8/25/24 (l)		31,884	2,568
Series 2009-93 Class IC, 4.5% 9/25/24 (l)		47,985	3,741
Series 2010-139 Class NI, 4.5% 2/25/40 (l)		279,224	43,074
Series 2010-39 Class FG, 1.0895% 3/25/36 (j)		313,928	321,927
Series 2010-97 Class CI, 4.5% 8/25/25 (l)		103,087	8,031
Series 2011-67 Class AI, 4% 7/25/26 (l)		84,735	9,776
Freddie Mac:
floater:
Series 2630 Class FL, 0.6608% 6/15/18 (j)		642	644
Series 2711 Class FC, 1.0608% 2/15/33 (j)		198,819	202,215
floater planned amortization class Series 2770 Class FH, 0.5608% 3/15/34 (j)		214,770	216,564
planned amortization class:
Series 2006-3245 Class ME, 5.5% 6/15/35		77,229	77,896
Series 2101 Class PD, 6% 11/15/28		3,703	4,070
Series 2376 Class JE, 5.5% 11/15/16		2,863	2,962
Series 2381 Class OG, 5.5% 11/15/16		1,542	1,588
Series 2425 Class JH, 6% 3/15/17		4,324	4,515
Series 2672 Class MG, 5% 9/15/23		310,000	337,818
Series 2996 Class MK, 5.5% 6/15/35		8,955	10,016
Series 3415 Class PC, 5% 12/15/37		90,019	96,669
Series 3763 Class QA, 4% 4/15/34		199,792	209,145
planned amortization class sequential payer Series 2005-2963 Class VB, 5% 11/15/34		370,000	387,103
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		793,325	897,869
Series 2303 Class ZV, 6% 4/15/31		8,778	9,684
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
U.S. Government Agency - continued
Freddie Mac: - continued
Series 2877 Class ZD, 5% 10/15/34		$ 543,126	$ 602,243
Series 4181 Class LA, 3% 3/15/37		467,827	482,832
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 0.6655% 7/20/37 (j)		107,119	108,141
Series 2008-2 Class FD, 0.6455% 1/20/38 (j)		26,378	26,618
Series 2008-73 Class FA, 1.0255% 8/20/38 (j)		156,740	160,020
Series 2008-83 Class FB, 1.0655% 9/20/38 (j)		157,911	161,338
Series 2009-108 Class CF, 0.761% 11/16/39 (j)		131,273	132,775
Series 2009-116 Class KF, 0.691% 12/16/39 (j)		107,956	109,051
Series 2010-9 Class FA, 0.681% 1/16/40 (j)		170,533	172,204
Series 2010-H17 Class FA, 0.4863% 7/20/60 (j)(o)		530,331	527,838
Series 2010-H18 Class AF, 0.4555% 9/20/60 (j)(o)		607,362	600,926
Series 2010-H19 Class FG, 0.4555% 8/20/60 (j)(o)		723,894	716,436
Series 2010-H27 Series FA, 0.5355% 12/20/60 (j)(o)		275,991	273,186
Series 2011-H05 Class FA, 0.6555% 12/20/60 (j)(o)		389,545	388,741
Series 2011-H07 Class FA, 0.6555% 2/20/61 (j)(o)		634,604	632,602
Series 2011-H12 Class FA, 0.6455% 2/20/61 (j)(o)		928,936	926,829
Series 2011-H13 Class FA, 0.6555% 4/20/61 (j)(o)		343,959	343,271
Series 2011-H14:
Class FB, 0.6555% 5/20/61 (j)(o)		409,885	407,917
Class FC, 0.6555% 5/20/61 (j)(o)		371,947	370,718
Series 2011-H17 Class FA, 0.6855% 6/20/61 (j)(o)		485,316	485,178
Series 2011-H21 Class FA, 0.7555% 10/20/61 (j)(o)		541,737	542,711
Series 2012-H01 Class FA, 0.8555% 11/20/61 (j)(o)		457,781	460,442
Series 2012-H03 Class FA, 0.8555% 1/20/62 (j)(o)		286,094	287,752
Series 2012-H06 Class FA, 0.7855% 1/20/62 (j)(o)		444,017	445,338

		Principal Amount (d)	Value
Series 2012-H07 Class FA, 0.7855% 3/20/62 (j)(o)		$ 273,681	$ 274,867
Series 2014-H11 Class BA, 0.6559% 6/20/64 (o)		2,102,738	2,097,164
floater sequential payer Series 2011-150 Class D, 3% 4/20/37		28,429	28,869
planned amortization class:
Series 2010-112 Class PM, 3.25% 9/20/33		6,383	6,386
Series 2010-99 Class PT, 3.5% 8/20/33		7,910	7,913
Series 2011-136 Class WI, 4.5% 5/20/40 (l)		182,430	28,475
sequential payer Series 2011-69 Class GX, 4.5% 5/16/40		470,000	517,353
Series 2010-H13 Class JA, 5.46% 10/20/59 (o)		674,254	707,008
Series 2010-H15 Class TP, 5.15% 8/20/60 (o)		1,155,296	1,257,037
Series 2010-H17 Class XP, 5.3004% 7/20/60 (j)(o)		1,576,917	1,713,073
Series 2010-H18 Class PL, 5.01% 9/20/60 (j)(o)		1,203,912	1,308,470
Series 2012-64 Class KB, 4.4247% 5/20/41 (j)		124,069	138,805
Series 2013-124:
Class ES, 8.4461% 4/20/39 (j)(m)		534,863	608,620
Class ST, 8.5794% 8/20/39 (j)(m)		1,004,740	1,169,142
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,940,220)			30,127,744
Commercial Mortgage Securities - 1.1%

Freddie Mac:
pass thru-certificates floater Series KF01 Class A, 0.5195% 4/25/19 (j)		259,425	259,549
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		260,000	285,450
sequential payer:
Series K006 Class A2, 4.251% 1/25/20		1,410,000	1,548,799
Series K009 Class A2, 3.808% 8/25/20		2,150,000	2,326,801
Series K034 Class A1, 2.669% 2/25/23		1,071,852	1,099,066
Series K039 Class A2, 3.276% 7/25/24		2,013,000	2,111,746
Series K501 Class A2, 1.655% 11/25/16		550,000	556,468
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Freddie Mac: - continued
Series K714 Class A2, 3.097% 10/25/20		$ 3,500,000	$ 3,657,192
Series K716 Class A2, 3.132% 6/25/21		1,200,000	1,253,412
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $12,923,390)			13,098,483
Foreign Government and Government Agency Obligations - 17.8%

Arab Republic of Egypt 6.875% 4/30/40 (f)		100,000	102,750
Argentine Republic:
7% 10/3/15		5,280,000	5,118,960
7% 4/17/17		2,425,000	2,291,692
Azerbaijan Republic 4.75% 3/18/24 (f)		250,000	245,625
Bahamian Republic 6.95% 11/20/29 (f)		200,000	234,500
Belarus Republic:
8.75% 8/3/15 (Reg. S)		2,350,000	2,212,995
8.95% 1/26/18		1,390,000	1,274,491
Brazilian Federative Republic:
5.625% 1/7/41		1,500,000	1,616,250
7.125% 1/20/37		1,270,000	1,609,725
8.25% 1/20/34		1,085,000	1,489,163
12.25% 3/6/30		350,000	640,500
Buenos Aires Province 10.875% 1/26/21 (Reg. S)		1,140,000	1,037,400
Buoni Poliennali del Tesoro:
1.05% 12/1/19	EUR	3,500,000	4,248,389
1.5% 12/15/16	EUR	2,025,000	2,496,053
2.15% 12/15/21	EUR	8,800,000	11,168,095
2.5% 12/1/24	EUR	400,000	510,658
3.5% 6/1/18	EUR	4,400,000	5,814,165
4.5% 3/1/24	EUR	3,700,000	5,509,534
Canadian Government:
1.25% 2/1/16	CAD	5,075,000	4,379,317
1.5% 3/1/20	CAD	10,100,000	8,740,525
2.25% 6/1/25	CAD	7,775,000	6,908,226
3.5% 12/1/45	CAD	3,525,000	3,807,261
Central Bank of Nigeria warrants 11/15/20 (n)		750	76,948
Colombian Republic:
5.625% 2/26/44		200,000	225,000
6.125% 1/18/41		695,000	832,263
7.375% 9/18/37		605,000	815,238
10.375% 1/28/33		865,000	1,351,563
Congo Republic 3.5% 6/30/29 (e)		1,620,795	1,458,716
Costa Rican Republic:
4.25% 1/26/23 (f)		300,000	274,500
4.375% 4/30/25 (f)		245,000	215,600
7% 4/4/44 (f)		470,000	460,600

		Principal Amount (d)	Value
Croatia Republic:
5.5% 4/4/23 (f)		$ 590,000	$ 611,240
6% 1/26/24 (f)		200,000	215,500
6.25% 4/27/17 (f)		315,000	334,111
6.375% 3/24/21 (f)		500,000	546,250
6.625% 7/14/20 (f)		420,000	460,160
6.75% 11/5/19 (f)		480,000	525,600
Democratic Socialist Republic of Sri Lanka:
5.125% 4/11/19 (f)		215,000	216,613
5.875% 7/25/22 (f)		400,000	406,500
6% 1/14/19 (f)		410,000	426,400
6.25% 10/4/20 (f)		580,000	603,925
6.25% 7/27/21 (f)		410,000	429,475
7.4% 1/22/15 (f)		315,000	315,000
Dominican Republic:
1.139% 8/30/24 (j)		995,000	1,029,477
5.875% 4/18/24 (f)		285,000	290,700
7.45% 4/30/44 (f)		755,000	824,838
7.5% 5/6/21 (f)		515,000	564,661
Dutch Government 3.25% 7/15/21	EUR	4,550,000	6,559,749
El Salvador Republic:
7.625% 2/1/41 (f)		175,000	183,750
7.65% 6/15/35 (Reg. S)		240,000	254,400
8.25% 4/10/32 (Reg. S)		140,000	159,600
French Government:
OAT 3.25% 5/25/45	EUR	2,725,000	4,320,908
1.75% 11/25/24	EUR	4,050,000	5,330,004
Georgia Republic 6.875% 4/12/21 (f)		210,000	220,290
German Federal Republic 2.5% 8/15/46	EUR	750,000	1,163,953
Hungarian Republic:
5.375% 3/25/24		268,000	290,110
5.75% 11/22/23		427,000	472,903
7.625% 3/29/41		704,000	935,968
Indonesian Republic:
3.375% 4/15/23 (f)		280,000	264,600
4.875% 5/5/21 (f)		900,000	950,625
5.25% 1/17/42 (f)		495,000	499,331
5.375% 10/17/23		200,000	218,000
5.875% 3/13/20 (f)		460,000	509,450
6.625% 2/17/37 (f)		625,000	731,250
6.75% 1/15/44 (f)		605,000	748,688
7.75% 1/17/38 (f)		1,290,000	1,688,352
7.875% 4/15/19	IDR	7,272,000,000	590,832
8.5% 10/12/35 (Reg. S)		1,175,000	1,633,250
11.625% 3/4/19 (f)		215,000	284,069
Islamic Republic of Pakistan:
7.125% 3/31/16 (f)		1,325,000	1,344,875
7.25% 4/15/19 (f)		965,000	978,993
8.25% 4/15/24 (f)		200,000	205,500
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		$ 2,590,000	$ 3,188,619
5.5% 12/4/23		1,503,000	1,853,883
Italian Republic 4.75% 9/1/44	EUR	1,400,000	2,194,058
Ivory Coast:
5.375% 7/23/24 (f)		200,000	190,240
7.7743% 12/31/32		850,000	811,750
Japan Government:
0.1% 4/15/15	JPY	624,000,000	5,211,077
0.1% 9/15/15	JPY	188,000,000	1,570,768
0.1% 10/15/15	JPY	479,500,000	4,006,771
0.1% 1/15/16	JPY	135,000,000	1,128,503
1.3% 6/20/15	JPY	117,850,000	989,828
1.5% 12/20/44	JPY	100,000,000	881,393
1.9% 9/20/30	JPY	925,000,000	9,047,663
Jordanian Kingdom 2.503% 10/30/20		2,924,000	2,972,717
Lebanese Republic:
4% 12/31/17		1,053,000	1,047,735
4.75% 11/2/16		265,000	269,293
5.45% 11/28/19		430,000	430,215
6.375% 3/9/20		450,000	470,259
Moroccan Kingdom:
4.25% 12/11/22 (f)		495,000	501,188
5.5% 12/11/42 (f)		200,000	205,806
Panamanian Republic:
6.7% 1/26/36		190,000	245,575
8.875% 9/30/27		200,000	290,000
9.375% 4/1/29		195,000	295,913
Peruvian Republic:
4% 3/7/27 (e)		570,000	570,000
5.7% 8/12/24 (f)	PEN	1,345,000	451,418
8.75% 11/21/33		785,000	1,222,638
Philippine Republic:
7.75% 1/14/31		625,000	900,000
9.5% 2/2/30		530,000	859,925
10.625% 3/16/25		460,000	740,600
Plurinational State of Bolivia 5.95% 8/22/23 (f)		535,000	561,750
Provincia de Cordoba 12.375% 8/17/17 (f)		765,000	696,150
Provincia de Neuquen Argentina 7.875% 4/26/21 (Reg. S)		474,000	464,520
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		275,000	273,625

		Principal Amount (d)	Value
Republic of Armenia 6% 9/30/20 (f)		$ 720,000	$ 698,400
Republic of Iraq 5.8% 1/15/28 (Reg. S)		1,250,000	1,043,750
Republic of Serbia:
5.25% 11/21/17 (f)		280,000	287,560
5.875% 12/3/18 (f)		520,000	542,100
6.75% 11/1/24 (f)		925,176	930,357
7.25% 9/28/21 (f)		400,000	448,032
Republic of Zambia 5.375% 9/20/22 (f)		200,000	184,500
Romanian Republic:
4.375% 8/22/23 (f)		398,000	418,398
6.125% 1/22/44 (f)		534,000	646,808
6.75% 2/7/22 (f)		270,000	324,980
6.75% 2/7/22		50,000	60,182
Russian Federation:
5.625% 4/4/42 (f)		600,000	500,622
5.875% 9/16/43 (f)		1,200,000	1,034,544
7.5% 3/31/30 (Reg. S)		2,570,875	2,665,997
12.75% 6/24/28 (Reg. S)		2,520,000	3,610,696
South African Republic 5.875% 9/16/25		200,000	225,250
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		200,000	193,013
Turkish Republic:
5.125% 3/25/22		485,000	515,919
5.625% 3/30/21		490,000	538,388
6.25% 9/26/22		475,000	542,094
6.75% 4/3/18		680,000	756,500
6.75% 5/30/40		670,000	827,450
6.875% 3/17/36		1,325,000	1,638,031
7% 3/11/19		445,000	507,300
7.25% 3/5/38		885,000	1,144,748
7.375% 2/5/25		1,330,000	1,655,025
7.5% 11/7/19		945,000	1,107,776
8% 2/14/34		260,000	355,940
11.875% 1/15/30		450,000	795,938
Ukraine Financing of Infrastructure Projects State Enterprise 8.375% 11/3/17 (f)		355,000	213,000
Ukraine Government:
6.875% 9/23/15 (Reg. S)		750,000	532,500
9.25% 7/24/17 (f)		790,000	481,900
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	2,275,000	3,636,765
2.25% 9/7/23	GBP	1,250,000	2,041,376
2.75% 9/7/24	GBP	3,850,000	6,528,604
3.5% 7/22/68	GBP	2,620,000	5,293,891
United Mexican States:
4.75% 3/8/44		1,286,000	1,340,655
5.55% 1/21/45		265,000	308,063
6.05% 1/11/40		1,316,000	1,609,468
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
United Mexican States: - continued
6.75% 9/27/34		$ 970,000	$ 1,266,820
7.5% 4/8/33		345,000	478,688
8.3% 8/15/31		250,000	375,625
United Republic of Tanzania 6.3289% 3/9/20 (j)		200,000	209,000
Uruguay Republic 7.875% 1/15/33 pay-in-kind		845,000	1,161,875
Venezuelan Republic:
oil recovery rights 4/15/20 (n)		10,236	87,006
5.75% 2/26/16 (Reg S.)		4,405,000	2,748,720
7% 3/31/38		320,000	130,880
9% 5/7/23 (Reg. S)		1,840,000	832,600
9.25% 9/15/27		580,000	267,670
9.25% 5/7/28 (Reg. S)		540,000	237,060
9.375% 1/13/34		430,000	186,620
11.75% 10/21/26 (Reg. S)		740,000	365,190
11.95% 8/5/31 (Reg. S)		2,205,000	1,102,500
12.75% 8/23/22		1,620,000	828,630
13.625% 8/15/18		166,000	86,818
Vietnamese Socialist Republic:
1.1875% 3/12/16 (j)		203,478	199,917
4% 3/12/28 (e)		1,423,333	1,387,750
4.8% 11/19/24 (f)		200,000	205,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,496,550)			218,395,871
Supranational Obligations - 0.0%

European Bank for Reconstruction & Development 6.2% 6/27/15	INR	20,300,000	320,551
Inter-American Development Bank 4.75% 10/25/15 (Reg. S)	INR	7,400,000	115,239
International Finance Corp. 7.75% 12/3/16	INR	13,000,000	213,886
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $681,162)			649,676
Common Stocks - 4.4%
	Shares
CONSUMER DISCRETIONARY - 1.3%
Auto Components - 0.2%
Delphi Automotive PLC	14,900	1,083,528
Remy International, Inc.	6,195	129,600
Tenneco, Inc. (a)	14,900	843,489
		2,056,617
Automobiles - 0.0%
General Motors Co.	328	11,450

	Shares	Value
General Motors Co.:
warrants 7/10/16 (a)	11,036	$ 278,769
warrants 7/10/19 (a)	11,036	189,047
Motors Liquidation Co. GUC Trust (a)	2,816	54,208
		533,474
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(p)	2,218	3,327
Hotels, Restaurants & Leisure - 0.2%
Chipotle Mexican Grill, Inc. (a)	800	547,608
Extended Stay America, Inc. unit	68,300	1,318,873
		1,866,481
Household Durables - 0.3%
Lennar Corp. Class A	26,700	1,196,427
Standard Pacific Corp. (a)	98,700	719,523
Taylor Morrison Home Corp. (a)	41,100	776,379
Whirlpool Corp.	6,800	1,317,432
		4,009,761
Media - 0.3%
AMC Networks, Inc. Class A (a)	17,000	1,084,090
Haights Cross Communications, Inc. (a)	107	0
Naspers Ltd. Class N	9,500	1,244,290
Sinclair Broadcast Group, Inc. Class A	50,200	1,373,472
		3,701,852
Specialty Retail - 0.1%
Office Depot, Inc. (a)	154,900	1,328,268
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	8,500	773,840
Michael Kors Holdings Ltd. (a)	20,400	1,532,040
		2,305,880
TOTAL CONSUMER DISCRETIONARY		15,805,660
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Reddy Ice Holdings, Inc. (a)	5,683	17,901
The Hain Celestial Group, Inc. (a)	24,400	1,422,276
		1,440,177
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Ocean Rig UDW, Inc. (United States)	38,500	357,280
Oil, Gas & Consumable Fuels - 0.1%
Carrizo Oil & Gas, Inc. (a)	11,000	457,600
Crestwood Midstream Partners LP	29,000	440,220
		897,820
TOTAL ENERGY		1,255,100
FINANCIALS - 0.0%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (a)	314,563	3
Common Stocks - continued
	Shares	Value
HEALTH CARE - 0.9%
Biotechnology - 0.3%
Biogen Idec, Inc. (a)	2,500	$ 848,625
Celgene Corp. (a)	12,500	1,398,250
Gilead Sciences, Inc. (a)	15,500	1,461,030
		3,707,905
Health Care Providers & Services - 0.2%
Community Health Systems, Inc. (a)	15,700	846,544
HCA Holdings, Inc. (a)	19,000	1,394,410
Rotech Healthcare, Inc. (a)	6,069	112,201
		2,353,155
Pharmaceuticals - 0.4%
AbbVie, Inc.	28,400	1,858,496
Actavis PLC (a)	7,600	1,956,316
Valeant Pharmaceuticals International (Canada) (a)	8,300	1,188,276
		5,003,088
TOTAL HEALTH CARE		11,064,148
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.0%
Alion Science & Technology Corp.:
warrants 3/15/17 (a)	115	0
warrants 8/17/24 (a)	50	0
Airlines - 0.4%
Air Canada (a)	60,100	614,036
American Airlines Group, Inc.	50,500	2,708,315
Delta Air Lines, Inc.	29,150	1,433,889
		4,756,240
Building Products - 0.0%
Nortek, Inc. (a)	524	42,617
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (a)	202,108	40,422
Marine - 0.0%
U.S. Shipping Partners Corp. (a)	644	129
U.S. Shipping Partners Corp. warrants 12/31/29 (a)	6,028	0
		129
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	15,600	535,236
Penhall Acquisition Co.:
Class A (a)	321	27,628
Class B (a)	107	9,209
United Rentals, Inc. (a)	14,200	1,448,542
		2,020,615
Transportation Infrastructure - 0.0%
DeepOcean Group Holding BV (a)(f)	31,897	717,904
TOTAL INDUSTRIALS		7,577,927

	Shares	Value
INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment & Components - 0.2%
CDW Corp.	57,800	$ 2,032,826
Internet Software & Services - 0.4%
Alibaba Group Holding Ltd. sponsored ADR	32,900	3,419,626
Baidu.com, Inc. sponsored ADR (a)	3,400	775,098
Google, Inc. Class A (a)	1,700	902,122
		5,096,846
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc. (a)	53,300	1,344,759
MagnaChip Semiconductor Corp. (a)	2,669	34,670
RF Micro Devices, Inc. (a)	32,600	540,834
Skyworks Solutions, Inc.	26,800	1,948,628
Spansion, Inc. Class A (a)	126	4,312
TriQuint Semiconductor, Inc. (a)	43,100	1,187,405
		5,060,608
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	10,300	1,136,914
TOTAL INFORMATION TECHNOLOGY		13,327,194
MATERIALS - 0.2%
Chemicals - 0.1%
LyondellBasell Industries NV Class A	15,700	1,246,423
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	33,732	2,056,977
Metals & Mining - 0.0%
Aleris International, Inc. (a)(p)	2,037	21,877
Mirabela Nickel Ltd. (a)	217,900	5,159
		27,036
TOTAL MATERIALS		3,330,436
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	34,700	934,818
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.	140	5,296
TOTAL COMMON STOCKS (Cost $50,924,079)		54,740,759
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (a)	2,286	17,957
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
Exelon Corp. 6.50%	38,600	$ 2,026,500
TOTAL CONVERTIBLE PREFERRED STOCKS		2,044,457
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.3%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. Series K, 6.375%	26,704	692,168
Consumer Finance - 0.2%
Ally Financial, Inc. 7.00% (f)	2,620	2,618,936
TOTAL FINANCIALS		3,311,104
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. 15.00% (a)	147,896	121,275
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,432,379
TOTAL PREFERRED STOCKS (Cost $4,299,497)		5,476,836
Bank Loan Obligations - 2.3%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (j)	$ 1,258,675	1,145,394
Centaur Acquisition LLC Tranche 2LN, term loan 8.75% 2/20/20 (j)	165,000	164,794
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (j)	963,816	952,973
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (j)	274,400	266,168
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (j)	50,916	50,661
Tranche B 2LN, term loan 9.25% 7/15/21 (j)	215,000	211,775
		2,791,765

	Principal Amount (d)	Value
Media - 0.0%
Checkout Holding Corp. Tranche 2LN, term loan 7.75% 4/9/22 (j)	$ 260,000	$ 240,500
TOTAL CONSUMER DISCRETIONARY		3,032,265
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (j)	285,000	282,863
Personal Products - 0.1%
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (j)	831,600	815,317
Tranche B, term loan 3.25% 11/19/17 (j)	371,250	367,073
		1,182,390
TOTAL CONSUMER STAPLES		1,465,253
ENERGY - 0.2%
Energy Equipment & Services - 0.0%
Sheridan Production Partners I Tranche A, term loan 4.25% 12/16/20 (j)	23,705	18,727
Oil, Gas & Consumable Fuels - 0.2%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (j)	329,390	329,390
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (j)	1,870,000	1,358,088
Samson Investment Co. Tranche B 2LN, term loan 5% 9/25/18 (j)	120,000	94,800
Sheridan Investment Partners I term loan 4.25% 12/16/20 (j)	170,405	134,620
Sheridan Production Partners I Tranche M, term loan 4.25% 12/16/20 (j)	8,840	6,984
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (j)	225,000	225,000
		2,148,882
TOTAL ENERGY		2,167,609
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
TransUnion LLC Tranche B, term loan 4% 4/9/21 (j)	1,280,325	1,270,723
Real Estate Management & Development - 0.0%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (j)	24,034	23,793
TOTAL FINANCIALS		1,294,516
Bank Loan Obligations - continued
	Principal Amount (d)	Value
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (j)	$ 1,062,496	$ 1,054,527
Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II Tranche B, term loan 4% 12/5/18 (j)	1,222,452	1,207,171
TOTAL HEALTH CARE		2,261,698
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (j)	187,150	186,682
Tranche B 2LN, term loan 8.25% 11/30/20 (j)	375,000	372,656
GCA Services Group, Inc. Tranche 2LN, term loan 9.25% 11/1/20 (j)	180,000	176,400
		735,738
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.0%
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (j)	271,836	262,322
Semiconductors & Semiconductor Equipment - 0.1%
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (j)	1,124,350	1,122,945
Software - 0.1%
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (j)	730,000	744,600
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (j)	60,000	59,250
Tranche B 1LN, term loan 5.5% 11/12/21 (j)	50,000	49,750
		853,600
TOTAL INFORMATION TECHNOLOGY		2,238,867
MATERIALS - 0.1%
Containers & Packaging - 0.0%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (j)	462,117	443,632

	Principal Amount (d)	Value
Metals & Mining - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 7.5% 8/16/19 (j)	$ 269,325	$ 266,968
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (j)	335,750	307,211
		574,179
TOTAL MATERIALS		1,017,811
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (j)	741,788	738,079
Integra Telecom Holdings, Inc. Tranche 2LN, term loan 9.75% 2/22/20 (j)	40,000	39,600
		777,679
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (j)	287,489	286,051
Tranche D-2, term loan 3.7331% 3/31/19 (j)	57,512	55,786
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (j)	415,000	407,738
		749,575
TOTAL TELECOMMUNICATION SERVICES		1,527,254
UTILITIES - 1.0%
Electric Utilities - 0.0%
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (j)	306,255	299,364
Gas Utilities - 0.0%
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (j)	176,667	167,392
Independent Power Producers & Renewable Electricity Producers - 1.0%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (j)	11,927,004	11,941,913
TOTAL UTILITIES		12,408,669
TOTAL BANK LOAN OBLIGATIONS (Cost $28,857,568)		28,149,680
Sovereign Loan Participations - 0.1%

Indonesian Republic loan participation:
Citibank 1.1875% 12/14/19 (j)	245,606	237,624
Sovereign Loan Participations - continued
	Principal Amount (d)	Value
Indonesian Republic loan participation: - continued
Goldman Sachs 1.1875% 12/14/19 (j)	$ 442,057	$ 427,690
Mizuho 1.1875% 12/14/19 (j)	330,551	319,808
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $946,820)		985,122
Fixed-Income Funds - 3.9%
Shares
Fidelity Floating Rate Central Fund (k) (Cost $47,179,557)	455,712	47,644,690
Preferred Securities - 2.3%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Globo Comunicacoes e Participacoes SA 6.25% (e)(f)(g)	$ 470,000	486,637
NBCUniversal Enterprise, Inc. 5.25% (f)(g)	770,000	800,335
		1,286,972
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (g)	400,000	407,111
FINANCIALS - 2.0%
Banks - 1.7%
Bank of America Corp.:
5.125% (g)(j)	1,345,000	1,299,925
5.2% (g)(j)	2,762,000	2,563,629
6.25% (g)(j)	910,000	918,017
8% (g)(j)	255,000	282,399
8.125% (g)(j)	145,000	157,948
Barclays Bank PLC 7.625% 11/21/22	2,140,000	2,358,411
Citigroup, Inc.:
5.8% (g)(j)	1,130,000	1,141,534
5.9% (g)(j)	1,455,000	1,451,050
5.95% (g)(j)	2,675,000	2,701,914
6.3% (g)(j)	270,000	268,158
JPMorgan Chase & Co.:
5% (g)(j)	1,615,000	1,625,485
6% (g)(j)	2,580,000	2,612,110
6.125% (g)(j)	725,000	730,866
6.75% (g)(j)	400,000	433,226

	Principal Amount (d)	Value
Wells Fargo & Co.:
5.9% (g)(j)	$ 2,500,000	$ 2,531,889
7.98% (g)(j)	135,000	152,220
		21,228,781
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.7% (g)(j)	1,556,000	1,586,634
Consumer Finance - 0.1%
American Express Co. 5.2% (g)(j)	995,000	1,017,947
Diversified Financial Services - 0.1%
Magnesita Finance Ltd. 8.625% (f)(g)	400,000	392,250
TOTAL FINANCIALS		24,225,612
INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (f)(g)	1,375,000	1,292,156
7.5% (Reg. S) (g)	100,000	93,975
		1,386,131
MATERIALS - 0.1%
Metals & Mining - 0.1%
CSN Islands XII Corp. 7% (Reg. S) (g)	820,000	604,135
TOTAL PREFERRED SECURITIES (Cost $28,371,464)		27,909,961
Other - 0.0%
	Shares
Other - 0.0%
Idearc, Inc. Claim (a) (Cost $1)	108,228	1
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 0.13% (b) (Cost $73,181,675)	73,181,675	73,181,675
Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with JP Morgan Chase Bank, N.A. to pay a fixed rate of 3.3825% and receive a floating rate based on 3-month LIBOR (Cost $90,290)	1/13/15	$ 3,021,000	$ 0
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,217,070,636)	1,220,826,640
NET OTHER ASSETS (LIABILITIES) - 0.6%	7,672,173
NET ASSETS - 100%	$ 1,228,498,813
Futures Contracts
		Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Treasury Contracts
16 CBOT 10 Year U.S. Treasury Note Contracts (United States)	March 2015	$ 2,028,750	$ 9,002
33 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2015	7,213,594	(5,221)
31 CBOT 5 Year U.S. Treasury Note Contracts (United States)	March 2015	3,686,820	8,416
21 CBOT Long Term U.S. Treasury Bond Contracts (United States)	March 2015	3,035,813	81,857
22 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2015	3,634,125	135,051
TOTAL TREASURY CONTRACTS		$ 19,599,102	$ 229,105

The face value of futures purchased as a percentage of net assets is 1.6%
Swaps
Interest Rate Swaps
Clearinghouse/Counterparty(1)	Expiration Date	Notional Amount	Payment Received	Payment Paid	Value	Upfront Premium Received/(Paid) (2)	Unrealized Appreciation/ (Depreciation)
CME	Mar. 2017	$ 800,000	3-month LIBOR	1.25%	$ 177	$ 0	$ 177
CME	Mar. 2020	500,000	3-month LIBOR	2.25%	300	0	300
CME	Mar. 2025	2,600,000	3-month LIBOR	3%	10,083	0	10,083
CME	Mar. 2045	100,000	3.5%	3-month LIBOR	613	0	613
TOTAL INTEREST RATE SWAPS					$ 11,173	$ 0	$ 11,173
(1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

(2) Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Currency Abbreviations
BRL	-	Brazilian real
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
IDR	-	Indonesian rupiah
INR	-	Indian rupee
JPY	-	Japanese yen
MXN	-	Mexican peso
PEN	-	Peruvian new sol
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $211,993,409 or 17.3% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $177,056.
(i) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $92,049.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(m) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(n) Quantity represents share amount.
(o) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

(p) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,204 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aleris International, Inc.	6/1/10	$ 71,295
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 4,281
(q) As of period end, security was subject to an agreement restricting sale entered into in connection with the litigation described in the Notes to Financial Statements.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,461
Fidelity Floating Rate Central Fund	635,515
Total	$ 686,976
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 5,933,634	$ 42,723,846	$ -	$ 47,644,690	2.1%
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 15,805,660	$ 15,802,333	$ -	$ 3,327
Consumer Staples	1,458,134	1,422,276	17,901	17,957
Energy	1,255,100	1,255,100	-	-
Financials	3,311,107	692,168	2,618,936	3
Health Care	11,064,148	10,951,947	-	112,201
Industrials	7,699,202	6,782,635	-	916,567
Information Technology	13,327,194	13,327,194	-	-
Materials	3,330,436	3,303,400	-	27,036
Telecommunication Services	934,818	934,818	-	-
Utilities	2,031,796	2,031,796	-	-
Corporate Bonds	461,867,050	-	457,747,543	4,119,507
U.S. Government and Government Agency Obligations	243,169,136	-	243,169,136	-
U.S. Government Agency - Mortgage Securities	15,429,956	-	15,429,956	-
Collateralized Mortgage Obligations	30,127,744	-	30,127,744	-
Commercial Mortgage Securities	13,098,483	-	13,098,483	-
Foreign Government and Government Agency Obligations	218,395,871	-	215,699,780	2,696,091
Supranational Obligations	649,676	-	649,676	-
Bank Loan Obligations	28,149,680	-	27,784,050	365,630
Sovereign Loan Participations	985,122	-	-	985,122
Fixed-Income Funds	47,644,690	47,644,690	-	-
Preferred Securities	27,909,961	-	27,909,961	-
Other	1	-	-	1
Money Market Funds	73,181,675	73,181,675	-	-
Purchased Swaptions	-	-	-	-
Total Investments in Securities:	$ 1,220,826,640	$ 177,330,032	$ 1,034,253,166	$ 9,243,442
Other Derivative Instruments:
Assets
Futures Contracts	$ 234,326	$ 234,326	$ -	$ -
Swaps	11,173	-	11,173	-
Total Assets	$ 245,499	$ 234,326	$ 11,173	$ -
Liabilities
Futures Contracts	$ (5,221)	$ (5,221)	$ -	$ -
Total Other Derivative Instruments:	$ 240,278	$ 229,105	$ 11,173	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts (a)	$ 234,326	$ (5,221)
Purchased Swaptions (b)	-	-
Swaps (c)	11,173	-
Total Value of Derivatives	$ 245,499	$ (5,221)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

(b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

(c) For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	66.3%
Canada	3.6%
United Kingdom	2.8%
Italy	2.8%
Luxembourg	2.0%
Netherlands	1.9%
Japan	1.8%
France	1.6%
Bermuda	1.5%
Mexico	1.4%
Argentina	1.3%
Venezuela	1.0%
Indonesia	1.0%
Cayman Islands	1.0%
Turkey	1.0%
Others (Individually Less Than 1%)	9.0%
100.0%
The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,096,709,404)	$ 1,100,000,275
Fidelity Central Funds (cost $120,361,232)	120,826,365
Total Investments (cost $1,217,070,636)		$ 1,220,826,640
Cash		452,499
Receivable for investments sold Regular delivery		8,183,233
Delayed delivery		108,532
Receivable for fund shares sold		445,547
Dividends receivable		185,968
Interest receivable		11,946,934
Distributions receivable from Fidelity Central Funds		7,716
Receivable for daily variation margin for derivative instruments		20,442
Prepaid expenses		2,743
Other receivables		1,065
Total assets		1,242,181,319

Liabilities
Payable for investments purchased	$ 12,149,558
Payable for fund shares redeemed	705,716
Accrued management fee	571,907
Distribution and service plan fees payable	28,139
Other affiliated payables	132,557
Other payables and accrued expenses	94,629
Total liabilities		13,682,506

Net Assets		$ 1,228,498,813
Net Assets consist of:
Paid in capital		$ 1,225,411,290
Undistributed net investment income		1,899,755
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,768,265)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,956,033
Net Assets		$ 1,228,498,813

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($107,847,067 ÷ 9,695,113 shares)	$ 11.12

Service Class: Net Asset Value, offering price and redemption price per share ($831,376 ÷ 74,803 shares)	$ 11.11

Service Class 2: Net Asset Value, offering price and redemption price per share ($137,891,867 ÷ 12,481,227 shares)	$ 11.05

Investor Class: Net Asset Value, offering price and redemption price per share ($981,928,503 ÷ 88,524,271 shares)	$ 11.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 1,576,024
Interest		47,953,746
Income from Fidelity Central Funds		686,976
Total income		50,216,746

Expenses
Management fee	$ 6,646,672
Transfer agent fees	1,139,026
Distribution and service plan fees	250,123
Accounting and security lending fees	413,668
Custodian fees and expenses	67,444
Independent trustees' compensation	5,099
Registration fees	2
Audit	91,567
Legal	26,018
Miscellaneous	9,917
Total expenses before reductions	8,649,536
Expense reductions	(2,803)	8,646,733
Net investment income (loss)		41,570,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,586,580
Foreign currency transactions	(174,465)
Futures contracts	1,008,174
Swaps	(637,009)
Total net realized gain (loss)		8,783,280
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,768,410)
Assets and liabilities in foreign currencies	80,272
Futures contracts	432,788
Swaps	(191,215)
Total change in net unrealized appreciation (depreciation)		(11,446,565)
Net gain (loss)		(2,663,285)
Net increase (decrease) in net assets resulting from operations		$ 38,906,728

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,570,013	$ 45,140,632
Net realized gain (loss)	8,783,280	6,656,916
Change in net unrealized appreciation (depreciation)	(11,446,565)	(51,427,205)
Net increase (decrease) in net assets resulting from operations	38,906,728	370,343
Distributions to shareholders from net investment income	(36,724,038)	(46,718,517)
Distributions to shareholders from net realized gain	(14,133,853)	(11,002,756)
Total distributions	(50,857,891)	(57,721,273)
Share transactions - net increase (decrease)	113,176,111	(107,057,354)
Total increase (decrease) in net assets	101,224,948	(164,408,284)

Net Assets
Beginning of period	1,127,273,865	1,291,682,149
End of period (including undistributed net investment income of $1,899,755 and undistributed net investment income of $2,375,391, respectively)	$ 1,228,498,813	$ 1,127,273,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 11.76	$ 11.15	$ 11.36	$ 11.11
Income from Investment Operations
Net investment income (loss) C	.413	.437	.465	.511	.588
Net realized and unrealized gain (loss)	(.010)	(.403)	.704	.013	.473
Total from investment operations	.403	.034	1.169	.524	1.061
Distributions from net investment income	(.350)	(.483)	(.425)	(.486)	(.517)
Distributions from net realized gain	(.133)	(.111)	(.134)	(.248)	(.294)
Total distributions	(.483)	(.594)	(.559)	(.734)	(.811)
Net asset value, end of period	$ 11.12	$ 11.20	$ 11.76	$ 11.15	$ 11.36
Total ReturnA, B	3.60%	.29%	10.50%	4.66%	9.64%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.69%	.69%	.71%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.69%	.70%
Expenses net of all reductions	.68%	.68%	.69%	.69%	.70%
Net investment income (loss)	3.56%	3.74%	3.97%	4.38%	5.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,847	$ 119,063	$ 164,166	$ 164,168	$ 154,861
Portfolio turnover rateE	119%	141%	129%	224%	208%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 11.75	$ 11.14	$ 11.35	$ 11.10
Income from Investment Operations
Net investment income (loss) C	.401	.425	.453	.499	.574
Net realized and unrealized gain (loss)	(.009)	(.403)	.704	.009	.469
Total from investment operations	.392	.022	1.157	.508	1.043
Distributions from net investment income	(.339)	(.471)	(.413)	(.470)	(.499)
Distributions from net realized gain	(.133)	(.111)	(.134)	(.248)	(.294)
Total distributions	(.472)	(.582)	(.547)	(.718)	(.793)
Net asset value, end of period	$ 11.11	$ 11.19	$ 11.75	$ 11.14	$ 11.35
Total ReturnA, B	3.51%	.19%	10.40%	4.52%	9.48%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.78%	.80%	.81%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.80%	.81%
Expenses net of all reductions	.78%	.78%	.78%	.80%	.81%
Net investment income (loss)	3.46%	3.64%	3.87%	4.28%	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 831	$ 837	$ 975	$ 883	$ 1,199
Portfolio turnover rateE	119%	141%	129%	224%	208%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 11.71	$ 11.11	$ 11.33	$ 11.11
Income from Investment Operations
Net investment income (loss) C	.380	.404	.434	.478	.560
Net realized and unrealized gain (loss)	(.005)	(.400)	.701	.021	.457
Total from investment operations	.375	.004	1.135	.499	1.017
Distributions from net investment income	(.332)	(.463)	(.401)	(.471)	(.503)
Distributions from net realized gain	(.133)	(.111)	(.134)	(.248)	(.294)
Total distributions	(.465)	(.574)	(.535)	(.719)	(.797)
Net asset value, end of period	$ 11.05	$ 11.14	$ 11.71	$ 11.11	$ 11.33
Total ReturnA, B	3.37%	.03%	10.23%	4.45%	9.23%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.94%	.95%	.97%
Expenses net of fee waivers, if any	.93%	.93%	.94%	.94%	.96%
Expenses net of all reductions	.93%	.93%	.94%	.94%	.96%
Net investment income (loss)	3.31%	3.49%	3.72%	4.13%	4.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,892	$ 68,196	$ 41,502	$ 25,652	$ 7,599
Portfolio turnover rateE	119%	141%	129%	224%	208%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 11.73	$ 11.12	$ 11.34	$ 11.09
Income from Investment Operations
Net investment income (loss) C	.408	.432	.461	.506	.584
Net realized and unrealized gain (loss)	(.008)	(.401)	.705	.005	.474
Total from investment operations	.400	.031	1.166	.511	1.058
Distributions from net investment income	(.347)	(.480)	(.422)	(.483)	(.514)
Distributions from net realized gain	(.133)	(.111)	(.134)	(.248)	(.294)
Total distributions	(.480)	(.591)	(.556)	(.731)	(.808)
Net asset value, end of period	$ 11.09	$ 11.17	$ 11.73	$ 11.12	$ 11.34
Total ReturnA, B	3.58%	.27%	10.50%	4.55%	9.63%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.72%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.73%	.74%
Expenses net of all reductions	.71%	.71%	.72%	.73%	.74%
Net investment income (loss)	3.52%	3.70%	3.94%	4.35%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 981,928	$ 939,177	$ 1,085,039	$ 817,192	$ 628,706
Portfolio turnover rateE	119%	141%	129%	224%	208%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	Less than .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations, U.S. government and government agency obligations and sovereign loan participations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds) and losses deferred due to wash sales, futures transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 42,529,629
Gross unrealized depreciation	(37,902,890)
Net unrealized appreciation (depreciation) on securities	$ 4,626,739

Tax Cost	$ 1,216,199,901

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$ 4,597,664

The Fund intends to elect to defer to its next fiscal year $516,418 of currency losses recognized during the period November 1, 2014 to December 31, 2014. The Fund intends to elect to defer to its next fiscal year $818,208 of capital losses recognized during the period November 1, 2014 to December 31, 2014.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 41,612,437	$ 47,484,207
Long-term Capital Gains	9,245,454	10,237,066
Total	$ 50,857,891	$ 57,721,273

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$ 1,008,174	$ 432,788
Purchased Options	122,192	(90,290)
Swaps	(637,009)	(191,215)
Totals (a)	$ 493,357	$ 151,283

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $926,534,769 and $834,670,179, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 867
Service Class 2	249,256
$ 250,123

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 79,749
Service Class	592
Service Class 2	69,037
Investor Class	989,648
$ 1,139,026

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $455 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,876 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $8,888.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,803 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 3,269,156	$ 5,053,580
Service Class	25,357	35,255
Service Class 2	3,960,327	2,666,002
Investor Class	29,469,198	38,963,680
Total	$ 36,724,038	$ 46,718,517
From net realized gain
Initial Class	$ 1,242,279	$ 1,204,917
Service Class	9,948	8,433
Service Class 2	1,586,516	607,316
Investor Class	11,295,110	9,182,090
Total	$ 14,133,853	$ 11,002,756

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	745,338	623,949	$ 8,663,108	$ 7,325,056
Reinvestment of distributions	406,070	557,794	4,511,435	6,258,497
Shares redeemed	(2,086,629)	(4,508,150)	(24,079,212)	(52,458,877)
Net increase (decrease)	(935,221)	(3,326,407)	$ (10,904,669)	$ (38,875,324)
Service Class
Reinvestment of distributions	3,181	3,898	$ 35,305	$ 43,688
Shares redeemed	(3,178)	(12,042)	(35,305)	(139,470)
Net increase (decrease)	3	(8,144)	$ -	$ (95,782)
Service Class 2
Shares sold	7,688,623	3,120,590	$ 88,930,893	$ 36,207,352
Reinvestment of distributions	502,887	293,554	5,546,843	3,273,318
Shares redeemed	(1,833,227)	(835,537)	(21,154,484)	(9,659,462)
Net increase (decrease)	6,358,283	2,578,607	$ 73,323,252	$ 29,821,208
Investor Class
Shares sold	7,190,870	4,595,613	$ 83,664,126	$ 53,868,632
Reinvestment of distributions	3,679,089	4,303,289	40,764,308	48,145,770
Shares redeemed	(6,422,064)	(17,295,535)	(73,670,906)	(199,921,858)
Net increase (decrease)	4,447,895	(8,396,633)	$ 50,757,528	$ (97,907,456)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 88% of the total outstanding shares of the Fund.

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

14. Litigation.

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re:  ENERGY FUTURE HOLDINGS CORP. et al.  U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes, as identified in the Fund's Schedule of Investments, to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $1,561,965 as of period end. The Fund will also incur legal costs in defending the case.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Strategic Income Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Strategic Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $9,231,235, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class, Service Class, Service Class 2 and Investor Class designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Strategic Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2013 and the total expense ratio of Service Class 2 ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPSI-ANN-0215
1.796350.112

Fidelity® Variable Insurance Products:

Target Volatility Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fundA
VIP Target Volatility Portfolio - Service Class	5.94%	10.80%
VIP Target Volatility Portfolio - Service Class 2	5.74%	10.62%

A From February 13, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class on February 13, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Xuehai En, Lead Portfolio Manager of VIP Target Volatility Portfolio: For the year, the fund's share classes trailed the 6.40% return of the VIP Target Volatility Composite Index, and also lagged the S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) Relative to the benchmark, our asset allocation strategy aided performance, whereas security selection detracted. Security selection was hampered by adverse stock picks in U.S. equities, particularly in the energy and industrials sectors. Several sector/industry funds - Fidelity® Select Portfolios® - were the primary detractors in this regard, including Energy Portfolio, Natural Gas Portfolio and Industrials Portfolio. Beneficial selection in investment-grade bonds and out-of-benchmark emerging-markets (EM) stocks partially offset the overall negative impact of security selection on the fund's relative performance. Positive investment-grade bond selection resulted primarily from holdings of corporate bonds and long-term U.S. Treasuries via Fidelity® Corporate Bond Fund and Spartan® Long Term Treasury Bond Index Fund. Turning to asset allocation, our decision to significantly underweight cash/short-term debt in order to deploy assets elsewhere provided the biggest boost. Overweighting domestic stocks and holding a small out-of-benchmark position in real estate investment trusts (REITs) also proved advantageous. Conversely, our allocation to EM equities worked against the fund's performance and negated the benefit of solid stock picks in the asset class. Concerns about U.S.-dollar strength, sharply declining oil prices and anticipated changes in U.S. monetary policy weighed on EM stocks, particularly during the period's second half. A very small position in gold and a lighter-than-benchmark allocation to investment-grade bonds were additional factors that dampened the fund's relative return. Exposure to long-term Treasuries - which are highly interest-rate sensitive - during a period when rates generally declined helped mitigate the negative impact of our investment-grade bond underweighting. Notable allocation shifts during the period included increases in U.S. equities and REITs. We also tactically adjusted our allocation to high-yield bonds, reducing the allocation on valuation concern, then modestly adding back to the asset class as we sought to capitalize on late-period weakness. In foreign developed-markets equities, given U.S.-dollar strength, we reduced the fund's unhedged mutual fund positions and added positions in hedged exchange-traded funds (ETFs) focused on Japan and Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Service Class	.27%
Actual		$ 1,000.00	$ 1,007.90	$ 1.37
HypotheticalA		$ 1,000.00	$ 1,023.84	$ 1.38
Service Class 2.42%
Actual		$ 1,000.00	$ 1,006.90	$ 2.12
HypotheticalA		$ 1,000.00	$ 1,023.09	$ 2.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.0*	0.1
Fidelity Banking Portfolio	0.5	1.6
Fidelity Blue Chip Growth Fund	3.5	3.5
Fidelity Brokerage and Investment Management Portfolio	0.1	0.3
Fidelity Chemicals Portfolio	0.2	1.0
Fidelity Communications Equipment Portfolio	0.0*	0.1
Fidelity Computers Portfolio	1.5	0.2
Fidelity Construction and Housing Portfolio	0.1	0.0
Fidelity Consumer Discretionary Portfolio	3.8	1.7
Fidelity Consumer Staples Portfolio	3.0	0.6
Fidelity Electronics Portfolio	1.5	1.3
Fidelity Energy Portfolio	0.7	2.0
Fidelity Energy Service Portfolio	0.1	0.6
Fidelity Financial Services Portfolio	4.9	1.7
Fidelity Gold Portfolio	0.1	0.2
Fidelity Health Care Portfolio	4.7	2.1
Fidelity Industrials Portfolio	1.2	1.5
Fidelity IT Services Portfolio	1.2	0.0
Fidelity Large Cap Stock Fund	0.7	4.0
Fidelity Medical Delivery Portfolio	0.1	0.0
Fidelity Medical Equipment and Systems Portfolio	0.3	0.0
Fidelity Mega Cap Stock Fund	2.7	4.2
Fidelity Mid Cap Value Fund	3.6	0.0
Fidelity Natural Gas Portfolio	0.3	0.0
Fidelity OTC Portfolio	1.1	0.0
Fidelity Real Estate Investment Portfolio	0.7	0.4
Fidelity Retailing Portfolio	0.5	0.0
Fidelity Small Cap Value Fund	0.1	0.1
Fidelity Stock Selector Large Cap Value Fund	4.0	0.7
Fidelity Technology Portfolio	1.1	1.7
Fidelity Transportation Portfolio	1.0	1.2
Fidelity Utilities Portfolio	0.3	0.7
Fidelity Value Discovery Fund	1.2	0.5
iShares Dow Jones U.S. Technology Sector Index ETF	0.3	0.0
KBW Regional Banking ETF	0.3	0.0
Market Vectors Gold Miners ETF	0.2	0.0

	% of fund's net assets	% of fund's net assets 6 months ago
Vanguard Value ETF	0.8	1.0
Fidelity Automotive Portfolio	0.0	0.0*
Fidelity Blue Chip Value Fund	0.0	0.5
Fidelity Disciplined Equity Fund	0.0	2.0
Fidelity Event Driven Opportunities Fund	0.0	0.1
Fidelity Growth Discovery Fund	0.0	0.6
Fidelity Independence Fund	0.0	0.9
Fidelity Materials Portfolio	0.0	0.6
Fidelity Multimedia Portfolio	0.0	0.1
Fidelity New Millennium Fund	0.0	1.3
Fidelity Pharmaceuticals Portfolio	0.0	0.9
Fidelity Software and Computer Services Portfolio	0.0	0.5
Fidelity Value Fund	0.0	2.4
	46.4	42.9
International Equity Funds
Deutsche X-trackers MSCI Europe Hedged Equity ETF	1.9	0.0
Fidelity Diversified International Fund	8.6	2.4
Fidelity Emerging Asia Fund	1.0	0.2
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.0*	0.0*
Fidelity Emerging Markets Discovery Fund	0.0*	0.0*
Fidelity Emerging Markets Fund	0.9	0.4
Fidelity International Capital Appreciation Fund	0.4	0.5
Fidelity International Discovery Fund	0.9	0.8
Fidelity Pacific Basin Fund	0.0*	0.0*
iShares MSCI EAFE Index ETF	1.0	1.5
iShares MSCI Taiwan Index ETF	0.5	1.4
Spartan International Index Fund Investor Class	0.1	0.0
WisdomTree Europe Hedged Equity ETF	1.8	0.0
WisdomTree Japan Hedged Equity ETF	2.5	0.5
Fidelity Europe Fund	0.0	3.2
Fidelity International Small Cap Fund	0.0	0.1
Fidelity International Small Cap Opportunities Fund	0.0	1.8
Fidelity Japan Smaller Companies Fund	0.0	0.5
Fidelity Nordic Fund	0.0	2.1
Fidelity Overseas Fund	0.0	4.7
	19.6	20.1

	% of fund's net assets	% of fund's net assets 6 months ago
Fixed-Income Funds
Fidelity Corporate Bond Fund	4.6	7.2
Fidelity High Income Fund	0.1	0.3
Fidelity New Markets Income Fund	0.3	0.2
Fidelity Real Estate Income Fund	0.3	0.3
Fidelity Total Bond Fund	21.8	23.2
iShares Barclays 20+ Year Treasury Bond ETF	1.0	0.0
iShares Barclays Aggregate Bond ETF	1.0	0.0
iShares JPMorgan USD Emerging Markets Bond ETF	0.4	0.6
Spartan Long-Term Treasury Bond Index Fund Investor Class	0.5	0.0
SPDR Lehman High Yield Bond ETF	2.0	0.8
Fidelity Conservative Income Bond Fund	0.0	0.1
Fidelity Floating Rate High Income Fund	0.0	0.1
	32.0	32.8
U.S. Treasury Obligations
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/29/15 to 3/19/15	0.1	0.0
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 7/31/14 to 9/18/14	0.0	0.1
	0.1	0.1
Net Other Assets (Liabilities)	1.9	4.1
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
As of December 31, 2014*
Domestic Equity Funds	46.4%
International Equity Funds	19.6%
Fixed-Income Funds	32.0%
Short-Term Investments	0.1%
Net Other Assets (Liabilities)	1.9%
* Futures	1.8%

As of June 30, 2014*
Domestic Equity Funds	42.9%
International Equity Funds	20.1%
Fixed-Income Funds	32.8%
Short-Term Investments	0.1%
Net Other Assets (Liabilities)	4.1%
* Futures	2.6%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Equity Funds - 66.0%
	Shares	Value
Domestic Equity Funds - 46.4%
Fidelity Air Transportation Portfolio (b)	1,020	$ 76,083
Fidelity Banking Portfolio (b)	24,160	649,182
Fidelity Blue Chip Growth Fund (b)	68,036	4,655,034
Fidelity Brokerage and Investment Management Portfolio (b)	1,033	78,015
Fidelity Chemicals Portfolio (b)	1,457	213,761
Fidelity Communications Equipment Portfolio (b)	2,259	71,927
Fidelity Computers Portfolio (b)	23,795	1,969,968
Fidelity Construction and Housing Portfolio (b)	2,954	165,577
Fidelity Consumer Discretionary Portfolio (b)	150,251	5,054,442
Fidelity Consumer Staples Portfolio (b)	41,794	4,084,531
Fidelity Electronics Portfolio (b)	23,106	1,958,928
Fidelity Energy Portfolio (b)	20,498	918,533
Fidelity Energy Service Portfolio (b)	3,002	168,902
Fidelity Financial Services Portfolio (b)	73,771	6,557,549
Fidelity Gold Portfolio (a)(b)	9,792	160,983
Fidelity Health Care Portfolio (b)	28,932	6,298,447
Fidelity Industrials Portfolio (b)	52,604	1,672,293
Fidelity IT Services Portfolio (b)	43,847	1,611,380
Fidelity Large Cap Stock Fund (b)	35,999	1,016,964
Fidelity Medical Delivery Portfolio (b)	1,203	98,821
Fidelity Medical Equipment and Systems Portfolio (b)	10,144	393,804
Fidelity Mega Cap Stock Fund (b)	222,436	3,670,195
Fidelity Mid Cap Value Fund (b)	195,833	4,821,407
Fidelity Natural Gas Portfolio (b)	13,963	451,988
Fidelity OTC Portfolio (b)	18,356	1,460,379
Fidelity Real Estate Investment Portfolio (b)	22,315	911,569
Fidelity Retailing Portfolio (b)	7,293	656,638
Fidelity Small Cap Value Fund (b)	4,231	80,095
Fidelity Stock Selector Large Cap Value Fund (b)	311,990	5,347,512
Fidelity Technology Portfolio (b)	13,419	1,536,103
Fidelity Transportation Portfolio (b)	14,430	1,388,426
Fidelity Utilities Portfolio (b)	5,322	399,927
Fidelity Value Discovery Fund (b)	65,135	1,605,580
iShares Dow Jones U.S. Technology Sector Index ETF	3,793	395,989
KBW Regional Banking ETF	10,259	417,541
Market Vectors Gold Miners ETF	16,415	301,708
Vanguard Value ETF	12,442	1,051,225
TOTAL DOMESTIC EQUITY FUNDS		62,371,406

	Shares	Value
International Equity Funds - 19.6%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	96,423	$ 2,511,819
Fidelity Diversified International Fund (b)	333,626	11,493,402
Fidelity Emerging Asia Fund (b)	42,585	1,390,409
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (b)	104	830
Fidelity Emerging Markets Discovery Fund (b)	3,872	45,064
Fidelity Emerging Markets Fund (b)	46,663	1,134,376
Fidelity International Capital Appreciation Fund (b)	30,386	497,114
Fidelity International Discovery Fund (b)	33,375	1,267,927
Fidelity Pacific Basin Fund (b)	526	13,717
iShares MSCI EAFE Index ETF	22,437	1,365,067
iShares MSCI Taiwan Index ETF	44,302	669,403
Spartan International Index Fund Investor Class (b)	4,114	153,109
WisdomTree Europe Hedged Equity ETF	43,368	2,412,128
WisdomTree Japan Hedged Equity ETF	66,913	3,294,127
TOTAL INTERNATIONAL EQUITY FUNDS		26,248,492
TOTAL EQUITY FUNDS (Cost $88,087,486)		88,619,898
Fixed-Income Funds - 32.0%

Fidelity Corporate Bond Fund (b)	535,472	6,136,508
Fidelity High Income Fund (b)	11,083	98,637
Fidelity New Markets Income Fund (b)	25,177	384,206
Fidelity Real Estate Income Fund (b)	39,533	461,354
Fidelity Total Bond Fund (b)	2,744,517	29,311,437
iShares Barclays 20+ Year Treasury Bond ETF	10,574	1,331,478
iShares Barclays Aggregate Bond ETF	12,558	1,382,887
iShares JPMorgan USD Emerging Markets Bond ETF	4,793	525,840
Spartan Long-Term Treasury Bond Index Fund Investor Class (b)	49,311	656,820
SPDR Lehman High Yield Bond ETF	68,606	2,648,878
TOTAL FIXED-INCOME FUNDS (Cost $42,488,297)		42,938,045
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/29/15 to 3/19/15 (c) (Cost $129,997)	$ 130,000	$ 129,997
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $130,705,780)	131,687,940
NET OTHER ASSETS (LIABILITIES) - 1.9%	2,611,379
NET ASSETS - 100%	$ 134,299,319
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
23 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 2,360,260	$ 37,877
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $2,635,664
The face value of futures purchased as a percentage of net assets is 1.8%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) Affiliated Fund
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,997.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 209,440	$ 66,004	$ 209,193	$ 58	$ 76,083
Fidelity Automotive Portfolio	31,477	64,052	88,304	25	-
Fidelity Banking Portfolio	1,039,280	815,799	1,172,956	10,445	649,182
Fidelity Biotechnology Portfolio	159,089	-	174,461	-	-
Fidelity Blue Chip Growth Fund	2,499,014	1,879,878	-	4,895	4,655,034
Fidelity Blue Chip Value Fund	-	443,540	469,495	-	-
Fidelity Brokerage and Investment Management Portfolio	456,119	300,870	653,072	1,468	78,015
Fidelity Chemicals Portfolio	482,150	631,569	919,474	3,092	213,761
Fidelity Communications Equipment Portfolio	62,560	4,358	-	646	71,927
Fidelity Computers Portfolio	-	1,962,802	-	7,744	1,969,968
Fidelity Conservative Income Bond Fund	157,790	290	158,080	290	-
Fidelity Construction and Housing Portfolio	-	171,518	-	662	165,577
Fidelity Consumer Discretionary Portfolio	400,585	4,615,226	203,868	13,774	5,054,442
Fidelity Consumer Staples Portfolio	413,214	3,545,750	-	51,047	4,084,531
Fidelity Contrafund	1,112,860	56,443	1,160,629	-	-
Fidelity Corporate Bond Fund	3,623,807	6,384,245	4,085,784	177,379	6,136,508
Fidelity Disciplined Equity Fund	1,806,653	55,985	2,026,005	-	-
Fidelity Diversified International Fund	1,051,203	11,945,002	731,832	125,150	11,493,402
Fidelity Electronics Portfolio	-	1,743,247	-	8,902	1,958,928
Fidelity Emerging Asia Fund	-	1,418,922	-	12,409	1,390,409
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	932	21	-	17	830
Fidelity Emerging Markets Discovery Fund	33,135	13,519	-	-	45,064
Fidelity Emerging Markets Fund	160,167	1,034,531	26,374	6,619	1,134,376
Fidelity Energy Portfolio	289,435	2,121,836	1,295,052	9,986	918,533
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Energy Service Portfolio	$ 88,968	$ 515,340	$ 348,170	$ 1,086	$ 168,902
Fidelity Equity-Income Fund	270,886	419,170	698,810	715	-
Fidelity Europe Capital Appreciation Fund	5,696	-	5,795	-	-
Fidelity Europe Fund	2,183,567	2,282,604	4,320,814	-	-
Fidelity Event Driven Opportunities Fund	-	210,926	190,217	-	-
Fidelity Financial Services Portfolio	102,376	6,163,879	-	57,053	6,557,549
Fidelity Floating Rate High Income Fund	240,294	5,217	243,183	5,122	-
Fidelity Gold Portfolio	-	337,414	121,172	-	160,983
Fidelity Growth Discovery Fund	-	1,790,595	1,859,345	340	-
Fidelity Health Care Portfolio	961,354	6,215,588	1,009,568	-	6,298,447
Fidelity High Income Fund	147,660	203,241	237,485	12,341	98,637
Fidelity Independence Fund	-	1,236,676	1,231,876	-	-
Fidelity Industrial Equipment Portfolio	262,007	22,055	267,625	583	-
Fidelity Industrials Portfolio	1,343,952	1,281,574	888,369	11,168	1,672,293
Fidelity Insurance Portfolio	636,498	-	615,551	-	-
Fidelity International Capital Appreciation Fund	-	506,429	-	2,652	497,114
Fidelity International Discovery Fund	3,532,493	1,451,064	3,594,933	6,184	1,267,927
Fidelity International Small Cap Fund	1,948,358	21,040	1,957,329	-	-
Fidelity International Small Cap Opportunities Fund	541,201	1,398,510	1,887,391	-	-
Fidelity IT Services Portfolio	-	1,696,547	62,140	-	1,611,380
Fidelity Japan Smaller Companies Fund	961,008	-	919,867	-	-
Fidelity Large Cap Stock Fund	2,648,195	1,891,916	3,692,833	33,142	1,016,964
Fidelity Low-Priced Stock Fund	1,813,267	10,649	1,844,255	-	-
Fidelity Materials Portfolio	181,107	426,705	587,843	277	-
Fidelity Medical Delivery Portfolio	-	99,760	-	-	98,821
Fidelity Medical Equipment and Systems Portfolio	76,837	401,414	81,890	43	393,804
Fidelity Mega Cap Stock Fund	1,423,614	4,312,728	2,315,866	51,643	3,670,195
Fidelity Mid Cap Value Fund	579,054	4,850,984	561,375	24,843	4,821,407
Fidelity Multimedia Portfolio	98,463	28,612	127,078	8	-
Fidelity Natural Gas Portfolio	-	579,285	-	4,822	451,988
Fidelity New Markets Income Fund	-	423,885	12,334	6,673	384,206
Fidelity New Millennium Fund	1,177,807	2,087,608	3,370,491	-	-
Fidelity Nordic Fund	1,224,918	789,614	1,916,555	-	-
Fidelity OTC Portfolio	405,892	1,889,752	771,047	-	1,460,379
Fidelity Overseas Fund	-	4,586,413	4,572,198	-	-
Fidelity Pacific Basin Fund	13,632	881	-	89	13,717
Fidelity Pharmaceuticals Portfolio	330,992	517,663	920,077	1,482	-
Fidelity Real Estate Income Fund	1,485	463,506	-	17,561	461,354
Fidelity Real Estate Investment Portfolio	4,418	845,860	-	11,118	911,569
Fidelity Retailing Portfolio	-	652,735	-	933	656,638
Fidelity Short-Term Bond Fund	-	595,023	595,909	364	-
Fidelity Small Cap Enhanced Index Fund	58,106	-	58,884	-	-
Fidelity Small Cap Growth Fund	701,386	-	659,409	-	-
Fidelity Small Cap Value Fund	722,853	8,831	640,693	283	80,095
Fidelity Software and Computer Services Portfolio	692,186	686,094	1,359,575	-	-
Fidelity Stock Selector Large Cap Value Fund	-	5,223,532	-	47,949	5,347,512
Fidelity Technology Portfolio	582,773	3,099,701	1,989,531	4,289	1,536,103
Fidelity Telecommunications Portfolio	5,918	-	5,717	-	-
Fidelity Total Bond Fund	14,965,343	17,900,239	3,910,890	626,840	29,311,437
Fidelity Transportation Portfolio	304,946	1,187,755	324,012	3,554	1,388,426
Fidelity Utilities Portfolio	-	1,070,135	667,862	4,373	399,927
Fidelity Value Discovery Fund	-	1,534,974	-	19,342	1,605,580
Fidelity Value Fund	1,027,270	2,253,135	3,446,490	-	-
Spartan International Index Fund Investor Class	-	460,877	269,895	10,877	153,109
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	641,905	-	1,213	656,820
Total	$ 56,255,690	$ 124,555,447	$ 68,536,928	$ 1,403,570	$ 113,249,853
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$ 88,619,898	$ 88,619,898	$ -	$ -
Fixed-Income Funds	42,938,045	42,938,045	-	-
U.S. Treasury Obligations	129,997	-	129,997	-
Total Investments in Securities:	$ 131,687,940	$ 131,557,943	$ 129,997	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 37,877	$ 37,877	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 37,877	$ -
Total Value of Derivatives	$ 37,877	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $18,807,377)	$ 18,438,087
Affiliated underlying funds (cost $111,898,403)	113,249,853
Total Investments (cost $130,705,780)		$ 131,687,940
Cash		2,782,329
Receivable for investments sold		477,929
Receivable for fund shares sold		154,276
Dividends receivable		12,634
Other receivables		965
Total assets		135,116,073

Liabilities
Payable for investments purchased	$ 270,317
Payable for fund shares redeemed	472,735
Accrued management fee	27,464
Distribution and service plan fees payable	16,107
Payable for daily variation margin for derivative instruments	27,945
Other affiliated payables	2,186
Total liabilities		816,754

Net Assets		$ 134,299,319
Net Assets consist of:
Paid in capital		$ 131,383,533
Accumulated undistributed net realized gain (loss) on investments		1,895,749
Net unrealized appreciation (depreciation) on investments		1,020,037
Net Assets		$ 134,299,319

Statement of Assets and Liabilities - continued

December 31, 2014

Service Class: Net Asset Value, offering price and redemption price per share ($2,880,142 ÷ 253,994 shares)	$ 11.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($131,419,177 ÷ 11,607,586 shares)	$ 11.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends from underlying funds:
Unaffiliated		$ 296,175
Affiliated		1,403,570
Interest		1,811
Total income		1,701,556

Expenses
Management fee	$ 291,604
Transfer agent fees	13,853
Distribution and service plan fees	239,325
Independent trustees' compensation	397
Miscellaneous	5
Total expenses before reductions	545,184
Expense reductions	(149,930)	395,254
Net investment income (loss)		1,306,302
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Sale of underlying fund shares:
Unaffiliated	83,795
Affiliated	1,203,410
Realized gain distributions from underlying funds:
Unaffiliated	335,749
Affiliated	2,949,266
Futures contracts	325,341
Total net realized gain (loss)		4,897,561
Change in net unrealized appreciation (depreciation) on: Investment securities	(699,318)
Futures contracts	(67,487)
Total change in net unrealized appreciation (depreciation)		(766,805)
Net gain (loss)		4,130,756
Net increase (decrease) in net assets resulting from operations		$ 5,437,058

Statement of Changes in Net Assets

	Year ended December 31, 2014	For the period February 13, 2013 (commencement of operations) to Decmeber 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,306,302	$ 385,632
Net realized gain (loss)	4,897,561	1,683,607
Change in net unrealized appreciation (depreciation)	(766,805)	1,786,842
Net increase (decrease) in net assets resulting from operations	5,437,058	3,856,081
Distributions to shareholders from net investment income	(1,303,333)	(372,167)
Distributions to shareholders from net realized gain	(3,702,981)	(998,871)
Total distributions	(5,006,314)	(1,371,038)
Share transactions - net increase (decrease)	70,615,698	60,767,834
Total increase (decrease) in net assets	71,046,442	63,252,877

Net Assets
Beginning of period	63,252,877	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $13,465, respectively)	$ 134,299,319	$ 63,252,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

		December 31,
Years ended December 31,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17	.19
Net realized and unrealized gain (loss)	.49	1.26
Total from investment operations	.66	1.45
Distributions from net investment income	(.13)	(.07)
Distributions from net realized gain	(.38)	(.18)
Total distributions	(.51)	(.26) H
Net asset value, end of period	$ 11.34	$ 11.19
Total ReturnB, C, D	5.94%	14.46%
Ratios to Average Net Assets G
Expenses before reductions	.41%	.42%A
Expenses net of fee waivers, if any	.26%	.26%A
Expenses net of all reductions	.26%	.26%A
Net investment income (loss)	1.49%	1.98%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,880	$ 2,802
Portfolio turnover rate I	80%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 13, 2013 (commencement of operations) to December 31, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.072 and distributions from net realized gain of $.183 per share.

I Amounts do not include the activity of the Underlying Funds.

Financial Highlights - Service Class 2

		December 31,
Years ended December 31,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.17
Net realized and unrealized gain (loss)	.49	1.26
Total from investment operations	.64	1.43
Distributions from net investment income	(.12)	(.07)
Distributions from net realized gain	(.38)	(.18)
Total distributions	(.50)	(.25)
Net asset value, end of period	$ 11.32	$ 11.18
Total ReturnB, C, D	5.74%	14.32%
Ratios to Average Net Assets G
Expenses before reductions	.56%	.56%A
Expenses net of fee waivers, if any	.41%	.41%A
Expenses net of all reductions	.41%	.40%A
Net investment income (loss)	1.34%	1.83%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,419	$ 60,451
Portfolio turnover rate H	80%	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 13, 2013 (commencement of operations) to December 31, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amounts do not include the activity of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each underlying mutual fund and exchange-traded fund (ETF)(the Underlying Funds) as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield of price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,312,343
Gross unrealized depreciation	(2,443,261)
Net unrealized appreciation (depreciation) on securities	$ 869,082

Tax Cost	$ 130,818,858

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,046,705
Net unrealized appreciation (depreciation) on securities and other investments	$ 869,082

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 3,149,163	$ 999,873
Long-term Capital Gains	1,857,151	371,165
Total	$ 5,006,314	$ 1,371,038

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $325,341 and a change in net unrealized appreciation (depreciation) of $(67,487) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $146,789,300 and $75,058,641, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of Fidelity Management & Research Company (FMR), provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the Fund. Pursuant to this agreement, FMR pays all expenses of the Fund, excluding distribution and service fees, transfer agent fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the Fund.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 2,861
Service Class 2	236,464
$ 239,325

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .15% of class-level average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Service Class	$ 387
Service Class 2	13,466
$ 13,853

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Funds' average net assets until April 30, 2015. During the period, the Fund's management fee was reduced by $48,724.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$ 2,861
Service Class 2	95,028

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,235 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $82.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013 A
From net investment income
Service Class	$ 32,409	$ 18,021
Service Class 2	1,270,924	354,146
Total	$ 1,303,333	$ 372,167

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended December 31,	2014	2013 A
From net realized gain
Service Class	$ 97,138	$ 45,803
Service Class 2	3,605,843	953,068
Total	$ 3,702,981	$ 998,871

A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013 A	2014	2013 A
Service Class
Shares sold	5,081	250,295	$ 58,995	$ 2,503,060
Reinvestment of distributions	11,424	5,724	129,547	63,824
Shares redeemed	(12,812)	(5,718)	(145,291)	(63,869)
Net increase (decrease)	3,693	250,301	$ 43,251	$ 2,503,015
Service Class 2
Shares sold	6,800,617	5,531,253	$ 77,418,610	$ 59,610,791
Reinvestment of distributions	429,364	117,344	4,876,767	1,307,214
Shares redeemed	(1,027,568)	(243,424)	(11,722,930)	(2,653,186)
Net increase (decrease)	6,202,413	5,405,173	$ 70,572,447	$ 58,264,819

A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 91% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Target Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Target Volatility Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Target Volatility Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs VIP Target Volatility Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee VIP Target Volatility Portfolio's activities, review contractual arrangements with companies that provide services to VIP Target Volatility Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review VIP Target Volatility Portfolio's performance. If the interests of VIP Target Volatility Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured VIP Target Volatility Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the Trustees oversees 233 funds. Ms. Acton and Mr. Engler each oversees 215 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Target Volatility Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class	02/13/2015	02/13/2015	$0.170
Service Class 2	02/13/2015	02/13/2015	$0.170

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $3,318,713, or, if subsequently determined to be different, the net capital gain of such year.

Service Class designates 16% and Service Class 2 designates 17% of the dividends distributed in December 2014 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Service Class	12/29/2014	$0.0325	$0.0028
Service Class 2	12/29/2014	$0.0310	$0.0028

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Target Volatility Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR) and the administration agreement for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contract, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Strategic Advisers, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with Strategic Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that the fund bears indirectly the expenses of the underlying funds in which it invests, and that information about such expenses is disclosed in the fund's prospectus. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % is in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by Strategic Advisers for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that Strategic Advisers does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

VIP Target Volatility Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that Strategic Advisers contractually agreed to waive 0.05% of the fund's management fee through April 30, 2015.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Service Class ranked below its competitive median for the period and the total expense ratio of Service Class 2 ranked above its competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

Administrator

Fidelity Management & Research Company
Boston, MA

VIPTV-ANN-0215
1.955015.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio and Investment Grade Bond Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$36,000	$-	$7,700	$900
Asset Manager: Growth Portfolio	$34,000	$-	$5,500	$700
Freedom 2005 Portfolio	$22,000	$-	$4,900	$600
Freedom 2010 Portfolio	$22,000	$-	$4,900	$600
Freedom 2015 Portfolio	$22,000	$-	$4,900	$600
Freedom 2020 Portfolio	$22,000	$-	$4,900	$600
Freedom 2025 Portfolio	$22,000	$-	$4,900	$600
Freedom 2030 Portfolio	$22,000	$-	$4,900	$600
Freedom 2035 Portfolio	$20,000	$-	$4,900	$600
Freedom 2040 Portfolio	$20,000	$-	$4,900	$600
Freedom 2045 Portfolio	$20,000	$-	$4,900	$600
Freedom 2050 Portfolio	$20,000	$-	$4,900	$600
Freedom Income Portfolio	$22,000	$-	$4,900	$600
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,900	$600
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,900	$600
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,900	$600
Investment Grade Bond Portfolio	$38,000	$-	$6,300	$1,300

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$36,000	$-	$7,400	$800
Asset Manager: Growth Portfolio	$34,000	$-	$5,200	$600
Freedom 2005 Portfolio	$22,000	$-	$4,900	$500
Freedom 2010 Portfolio	$22,000	$-	$4,700	$500
Freedom 2015 Portfolio	$22,000	$-	$4,900	$500
Freedom 2020 Portfolio	$22,000	$-	$4,900	$500
Freedom 2025 Portfolio	$22,000	$-	$4,900	$500
Freedom 2030 Portfolio	$22,000	$-	$4,900	$500
Freedom 2035 Portfolio	$21,000	$-	$4,900	$500
Freedom 2040 Portfolio	$21,000	$-	$4,900	$500
Freedom 2045 Portfolio	$21,000	$-	$4,900	$500
Freedom 2050 Portfolio	$21,000	$-	$4,900	$500
Freedom Income Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,900	$500
Investment Grade Bond Portfolio	$39,000	$-	$6,000	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, Strategic Income Portfolio and VIP Target Volatility Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,800	$-
FundsManager 50% Portfolio	$29,000	$-	$2,800	$-
FundsManager 60% Portfolio	$29,000	$-	$2,800	$-
FundsManager 70% Portfolio	$29,000	$-	$2,800	$-
FundsManager 85% Portfolio	$29,000	$-	$2,800	$-
Investor Freedom 2005 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom 2010 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom 2015 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom 2020 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom 2025 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom 2030 Portfolio	$20,000	$-	$3,000	$-
Investor Freedom Income Portfolio	$20,000	$-	$3,000	$-
Strategic Income Portfolio	$78,000	$-	$3,600	$2,100
VIP Target Volatility Portfolio	$30,000	$-	$3,200	$1,700

December 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,700	$-
FundsManager 50% Portfolio	$29,000	$-	$2,700	$-
FundsManager 60% Portfolio	$29,000	$-	$2,700	$-
FundsManager 70% Portfolio	$29,000	$-	$2,700	$-
FundsManager 85% Portfolio	$29,000	$-	$2,700	$-
Investor Freedom 2005 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2010 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2015 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2020 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2025 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2030 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom Income Portfolio	$20,000	$-	$2,900	$-
Strategic Income Portfolio	$78,000	$-	$3,500	$1,900
VIP Target Volatility Portfolio	$27,000	$-	$3,100	$1,200

A Amounts may reflect rounding.

B VIP Target Volatility Portfolio commenced operations on February 13, 2013.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2014A	December 31, 2013A
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2014A	December 31, 2013A,B
Audit-Related Fees	$5,950,000	$4,920,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Target Volatility Portfolio's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A,B
PwC	$8,145,000	$5,565,000
Deloitte Entities	$1,905,000	$1,775,000

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Target Volatility Portfolio's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 27, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 27, 2015